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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-08786

                        Pioneer Variable Contracts Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2009 through June 30, 2009


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


                                                            [Logo]PIONEER
                                                                  Investments(R)





                                                PIONEER VARIABLE CONTRACTS TRUST


                             Pioneer Bond VCT Portfolio -- Class I and II Shares





                                                               SEMIANNUAL REPORT


                                                                   June 30, 2009

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

Pioneer Bond VCT Portfolio

  Portfolio and Performance Update                                       2

  Comparing Ongoing Portfolio Expenses                                   3

  Portfolio Management Discussion                                        4

  Schedule of Investments                                                6

  Financial Statements                                                  22

  Notes to Financial Statements                                         27

  Trustees, Officers and Service Providers                              30

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/09
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment in securities)

[THE FOLLOWING DATA IS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Government Securities                                              37.5%
U.S. Corporate Bonds                                                    37.3%
Collateralized Mortgage Obligations                                     10.9%
Senior Secured Loans                                                     4.6%
Temporary Cash Investments                                               3.9%
Asset Backed Securities                                                  2.6%
Convertible Corporate Bonds                                              0.9%
Foreign Government Bonds                                                 0.8%
Municipal Bonds                                                          0.8%
Preferred Stock                                                          0.7%

Quality Distribution
(As a percentage of total investment in securities)

[THE FOLLOWING DATA IS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA                                                                      1.8%
AA                                                                       3.3%
A                                                                       11.6%
BBB                                                                     18.8%
BB                                                                      10.5%
B & Lower                                                                4.0%
Commercial Paper                                                         0.8%
Treasury/Agency                                                         49.2%

Five Largest Holdings
(As a percentage of total long-term holdings)*

1.     Fannie Mae- Aces, 6.3%,
         4/25/19                                        2.14%
2.     U.S. Treasury Bonds, 2.75%,
         2/15/19                                        1.75
3.     U.S. Treasury Bonds, 6.25%,
         8/15/23                                        1.61
4.     U.S. Treasury Bonds, 3.25%,
         5/31/16                                        1.57
5.     Federal National Mortgage
         Association, 5.0%, 3/1/33                      1.38

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/09
--------------------------------------------------------------------------------
Prices and Distributions

Net Asset Value per Share     6/30/09       12/31/08
  Class I                     $ 10.75       $ 10.24
  Class II                    $ 10.75       $ 10.24


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
1/1/09 - 6/30/09            Income         Capital Gains     Capital Gains
  Class I                   $ 0.3018       $  -              $  -
  Class II                  $ 0.2890       $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Bond VCT Portfolio at net asset value, compared to that of the Barclays Capital Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA IS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                   Pioneer Bond          Pioneer Bond        Barclays Capital
                  VCT Portfolio,        VCT Portfolio,          Aggregate
                     Class I               Class II             Bond Index
6/99                 10,000                 10,000               10,000
                     10,373                 10,347               10,457
6/01                 11,511                 11,454               11,631
                     12,245                 12,154               12,634
6/03                 13,362                 13,229               13,948
                     13,320                 13,155               13,993
6/05                 14,167                 13,957               14,944
                     14,067                 13,824               14,824
6/07                 14,936                 14,642               15,731
                     16,036                 15,681               16,852
6/09                 16,949                 16,532               17,871

The Barclays Capital Aggregate Bond Index is a market value-weighted measure of Treasury and agency issues, corporate bond issues and mortgage-backed securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(as of June 30, 2009)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             Class I     Class II*
10 Years     5.42%       5.16%
5 Years      4.94%       4.68%
1 Year       5.69%       5.43%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

* Performance for periods prior to the inception of Class II shares on November 9, 2007, is based on the performance of Class I shares reduced to reflect the higher expenses of Class II shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio

Based on actual returns from January 1, 2009 through June 30, 2009

       Share Class                                  I               II
       -------------------------------------------------------------------
       Beginning Account Value on 1/1/09       $ 1,000.00       $ 1,000.00
       Ending Account Value on 6/30/09         $ 1,080.60       $ 1,079.30
       Expenses Paid During Period*            $     3.20       $     4.49

* Expenses are equal to the Portfolio's annualized expense ratio of 0.62% and 0.87% for Class I and Class II shares respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2009 through June 30, 2009

       Share Class                                  I               II
       -------------------------------------------------------------------
       Beginning Account Value on 1/1/09       $ 1,000.00       $ 1,000,00
       Ending Account Value on 6/30/09         $ 1,021.72       $ 1,020.48
       Expenses Paid During Period*            $     3.11       $     4.36

* Expenses are equal to the Portfolio's annualized expense ratio of 0.62% and 0.87% for Class I and Class II shares respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/09
--------------------------------------------------------------------------------

As investors gained confidence that the domestic economy would recover from recession, the bond market appeared to stabilize during the first half of 2009. Corporate bonds and other securities carrying credit risks began to regain some of the value they had lost in the brutal market of 2008. In the following interview, Kenneth J. Taubes discusses the factors that influenced the performance of Pioneer Bond VCT Portfolio during the six months ended June 30, 2009. Mr. Taubes, Head of U.S. Portfolio Management at Pioneer Investments, is responsible for the daily management of the Portfolio.

Q:   How did the Portfolio perform during the first half of 2009?

A: Pioneer Bond VCT Portfolio's Class I shares returned 8.06% at net asset value during the six months ended June 30, 2009, and Class II shares returned 7.93%. For the same six months, the Portfolio's benchmark, the Barclays Capital (formerly Lehman Brothers) Aggregate Bond Index returned 1.90%, while the average return of the 39 variable portfolios in Lipper's Corporate Debt, A-rated, category was 5.40%. On June 30, 2009, the 30-day SEC yield on Class I shares was 5.91%.

Q: What was the investment environment like over the six months ended June 30, 2009?

A: After seeing a minor rally for securities with credit risk in the closing weeks of 2008, investors grew more apprehensive about the health of the economy during the first two months of 2009. A series of negative economic reports chronicling shrinking gross domestic product (GDP), rising unemployment, and weakening corporate profits refueled many of the fears that had led to the extreme volatility in the bond market during the fall of 2008. Adding to the anxieties were concerns about the transition from the Bush to the Obama administration and the possibility that national economic policy initiatives would change. However, the market began turning around again in March, as investors began to realize that the Treasury Department and the Federal Reserve Board (the Fed) were determined to take the steps necessary to pull the economy out of recession.

     Corporate bonds and other securities with credit risk staged a robust rally in the second quarter of 2009, when the yield spreads -- or differences in yields between lower-quality and higher-quality securities -- narrowed substantially. Lower-quality bonds, such as high-yield bonds rated CCC, outperformed other sectors in the second quarter, while convertible securities staged a robust rally following their steep losses of the previous year. In a reversal of 2008's flight to safety, Treasuries started losing value as yields crept higher. Government agency mortgages, after performing well in late 2008, continued to produce positive returns, but trailed investment-grade corporate bonds.

     In general, the higher the credit risk, the better the returns during the first six months of 2009. The Merrill Lynch High Yield Master II Index returned 29.37%, for example, while the overall market, as reflected by the Barclays Capital Aggregate Bond Index, rose by just 1.90%. The Barclays Capital Government Bond Index declined over the six months (-3.17%), as rising interest rates cut into the values of very high-quality securities.

Q: What were the principal factors that led to the Portfolio's outperformance of its benchmark and Lipper peers over the six months ended June 30, 2009?

A: In late 2008 and early 2009, we added to both the Portfolio's investment-grade and high-yield corporate holdings. That decision contributed to the Portfolio's strong relative performance over the six months ended June 30, 2009. We had increased the Portfolio's positions in those areas because we thought their prices had become compellingly attractive, even under the most dire economic conditions, after seeing severe declines in 2008. BBB-rated and A-rated corporate debt accounted for a total of 30.4% of Portfolio assets on June 30, 2009, while high-yield assets (rated BB and below) rose to 14.5% of Portfolio assets on June 30, 2009, compared with an allocation of about 11% back on January 1, 2009, at the start of the semiannual period. At the same time, we reduced the Portfolio's

A Word About Risk:

When interest rates rise, the prices of fixed- income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. Investments in high yield or lower-rated securities are subject to greater-than-average risk. The securities issued by U.S. Government sponsored entities (i.e., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. Government. The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     exposure to government agency mortgages, which had driven the Portfolio's performance in the closing months of 2008. The Portfolio's allocation to mortgages declined from more than half of total assets at the start of 2009 to 40.7% of assets on June 30, 2009. Even within the Portfolio's remaining mortgage investments, we built up positions in non-agency mortgages. Non-agency mortgages accounted for approximately 8% of Portfolio assets on June 30, 2009.

     The Portfolio's relatively short duration positioning -- as compared with market benchmarks -- helped relative performance during the semiannual period, as Treasury yields rose over the six months ended June 30, 2009.

     Reflecting our increased emphasis on corporate bonds, the average credit quality of Portfolio holdings was A+ on June 30, 2009, down from AA- on January 1, 2009.

Q: What types of individual investments most affected the Portfolio's results during the six months ended June 30, 2009?

A: While we added to the Portfolio's positions in corporate bonds across all sectors, the largest increases were in the financials sector, where we focused on higher-quality issues of financial institutions that we felt were best prepared to withstand economic challenges. The emphasis on high-quality financials helped support the Portfolio's results during the period, as bonds issued by companies such as Goldman Sachs and Bank of America made the biggest contributions to performance. Bonds of JPMorgan Chase also fared very well. Other positive contributors to the Portfolio's performance in the financials sector included securities of insurance companies Allmerica Financial and Platinum Underwriters. Among non-financials, industrials corporation Belden, which produces wire and cable products for communications systems, was a strong contributor.

     Holding back the Portfolio's relative results, however, were investments in Treasuries, which underperformed in a rising interest-rate environment. Investments in non-agency mortgages also did not help during the six months ended June 30, 2009, as they were hurt when London Interbank (LIBOR) rates, which influence the interest rates charged on mortgages, began declining after the Fed lowered short-term interest rates. At the same time, many banks imposed moratoriums on mortgage foreclosures, thus crimping the income from mortgage portfolios. Despite the disappointing results from non-agency mortgages over the six months ended June 30, 2009, we believe their longer-term potential makes them attractive investments, as we expect their cash flows to start increasing as mortgage repayments rise.

Q:   What is your investment outlook?

A: We are optimistic that the economy will pull out of recession, although it will take time and we are likely to continue to see short-term swings in market sentiment. We believe the federal fiscal and monetary stimulus efforts will be successful, while corporations are due to start building up the inventories that they allowed to become depleted in 2008. While consumer savings -- which acts as a brake on economic growth -- may continue to rise, we believe the pace of the increase is likely to slow and consumer spending should increase.

     Even after their solid performance in the first half of 2009, we think corporate debt instruments remain attractively priced. Bank loans may be a special area of opportunity.

     Despite this optimistic view, we do not anticipate corporates will perform as well in the second half of 2009 as they did in the first half. We do, however, expect continued improvement in the credit markets, which should support corporate debt.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/09 (UNAUDITED)
--------------------------------------------------------------------------------

            Floating      S&P/Moody's
 Principal  Rate (d)      Ratings
Amount ($)  (unaudited)   (unaudited)                                                                                   Value
                                          CONVERTIBLE CORPORATE BONDS - 0.9%
                                          Energy - 0.2%
                                          Coal & Consumable Fuels - 0.2%
   195,000                  BB-/NR        Massey Energy Co., 3.25%, 8/1/15                                        $   128,700
                                                                                                                  -----------
                                          Total Energy                                                            $   128,700
                                                                                                                  -----------
                                          Consumer Services - 0.3%
                                          Casinos & Gaming - 0.3%
   181,000                  BB-/NR        Scientific Games Corp., 0.75%, 12/1/24                                  $   176,249
                                                                                                                  -----------
                                          Total Consumer Services                                                 $   176,249
                                                                                                                  -----------
                                          Banks - 0.1%
                                          Regional Banks - 0.1%
    95,000                  A/A3          National City Corp., 4.0%, 2/1/11                                       $    93,338
                                                                                                                  -----------
                                          Total Banks                                                             $    93,338
                                                                                                                  -----------
                                          Telecommunication Services - 0.3%
                                          Integrated Telecommunication Services - 0.3%
   189,000                  B+/B1         Qwest Communications International, Inc., 3.5%, 11/15/25                $   186,165
                                                                                                                  -----------
                                          Total Telecommunication Services                                        $   186,165
                                                                                                                  -----------
                                          TOTAL CONVERTIBLE CORPORATE BONDS
                                          (Cost $490,851)                                                         $   584,452
                                                                                                                  -----------
                                          ASSET BACKED SECURITIES - 2.7%
                                          Materials - 0.0%
                                          Steel - 0.0%
    11,631                  AAA/Aaa       CXHE 2006-A AV2, 3.35875%, 6/25/36                                      $    11,214
                                                                                                                  -----------
                                          Total Materials                                                         $    11,214
                                                                                                                  -----------
                                          Banks - 1.9%
                                          Thrifts & Mortgage Finance - 1.9%
    49,724    0.41          AAA/Aa1       Carrington Mortgage Loan Trust, Floating Rate Note, 9/25/35             $    38,628
   100,000    0.62          AAA/Baa3      Carrington Mortgage Loan Trust, Floating Rate Note, 10/25/36                 62,460
    97,490    0.46          AAA/Ba2       CMLTI 2006-WFH2 A2A, Floating Rate Note, 8/25/36                             62,438
   190,000    1.03          AA+/Aa1       Countrywide Asset-Backed Certificates, Floating Rate Note, 11/25/35         151,819
   197,765    5.07          AA+/Aa1       Countrywide Asset-Backed Certificates, Floating Rate Note, 8/25/35          183,986
    39,348    5.07          AAA/Aaa       Countrywide Asset-Backed Certificates, Floating Rate Note, 12/25/35          35,339
   145,090                  AAA/Aaa       FBR Securitization Trust, 2.76188%, 9/25/35                                 125,342
    38,411    0.50          AAA/B1        FFML 2006-FF4 A2, Floating Rate Note, 3/25/36                                24,617
    12,424    0.85          AAA/Aaa       First Franklin Mortgage Loan Asset Backed Certificate, Floating Rate
                                          Note, 9/24/34                                                                 9,634
    34,492    0.42          AAA/A2        Fremont Home Loan Trust, Floating Rate Note, 2/25/36                         31,911
    40,768    0.57          AAA/Aa2       GSAMP Trust, Floating Rate Note, 11/25/35                                    37,407
    64,501    0.74          A/A2          GSAMP Trust, Floating Rate Note, 3/25/35                                     59,903
   134,915                  BBB/Baa3      Local Insight Media Finance LLC, 5.88%, 10/23/37 (e)                         80,949
    85,966    0.37          AAA/A2        Morgan Stanley ABS Capital I, Floating Rate Note, 12/25/36                   76,565
    38,012                  AA+/Aa2       Morgan Stanley Capital, Inc., 0.88375%, 3/25/35                              37,073
    65,559                  AAA/Aa2       Morgan Stanley Ixis Real Estate, 1.445%, 11/25/36                            62,193
   160,195    0.56          AAA/Aa2       SASC 2007-BC4 A3, Floating Rate Note, 11/25/37                              134,820
                                                                                                                  -----------
                                                                                                                  $ 1,215,084
                                                                                                                  -----------
                                          Total Banks                                                             $ 1,215,084
                                                                                                                  -----------

6    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             Floating      S&P/Moody's
 Principal   Rate (d)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                                          Value
                                          Diversified Financials - 0.8%
                                          Consumer Finance - 0.2%
    56,280    0.43          AAA/Aa2       Nomura Home Equity Trust, Floating Rate Note, 3/25/36           $    52,658
   100,000    0.96          AA+/Aa1       RASC 2005-KS7 M1, Floating Rate Note, 8/25/35                        79,544
                                                                                                          -----------
                                                                                                          $   132,202
                                                                                                          -----------
                                          Diversified Financial Services - 0.0%
    27,000    0.96          AA/Aa2        Asset Backed Securities Corp., Floating Rate Note, 4/25/35      $    22,442
                                                                                                          -----------
                                          Investment Banking & Brokerage - 0.1%
   110,000    0.68          AAA/Caa3      MLMI 2006-AR1 A2C, Floating Rate Note, 3/25/37                  $    34,727
                                                                                                          -----------
                                          Specialized Finance - 0.5%
   155,000                  BB/Aaa        Dominos Pizza Master Issuer LLC, 7.629%, 4/25/37                $    85,250
   200,000                  BB/Ba3        Dunkin Brands Master Finance LLC, 8.28%, 6/20/31 (144A)             166,662
    70,000    1.22          AAA/Aaa       SLMA 2004-10 A6B, Floating Rate Note, 4/27/26                        63,447
                                                                                                          -----------
                                                                                                          $   315,359
                                                                                                          -----------
                                          Total Diversified Financials                                    $   504,730
                                                                                                          -----------
                                          TOTAL ASSET BACKED SECURITIES
                                          (Cost $2,012,809)                                               $ 1,731,028
                                                                                                          -----------
                                          COLLATERALIZED MORTGAGE OBLIGATIONS - 11.1%
                                          Commercial Services & Supplies - 0.1%
                                          Diversified Support Services - 0.1%
    70,000    0.00          AAA/NR        CW Capital Cobalt Ltd., 5.174%, 8/15/48                         $    64,828
                                                                                                          -----------
                                          Total Commercial Services & Supplies                            $    64,828
                                                                                                          -----------
                                          Banks - 4.9%
                                          Thrifts & Mortgage Finance - 4.9%
   259,290                  AAA/Caa1      Chase Mortgage Finance Corp., 5.5%, 5/25/37                     $   206,541
   242,733                  AAA/A3        Countrywide Alternative Loan Trust, 6.0%, 6/25/35                   180,798
   350,000                  AAA/Aaa       GMAC Commercial Mortgage Securities, Inc., 4.864%, 12/10/41         289,432
   175,000                  AAA/Aaa       GS Mortgage Securities Corp. II, 7.12%, 11/18/29                    180,094
    73,102    0.71          NR/Aaa        IMPAC CMB Trust, Floating Rate Note, 11/25/35                        49,596
    31,805    1.11          AAA/Aaa       Impac Securities Assets Corp., Floating Rate Note, 11/25/34          15,224
   121,706    0.66          AAA/Aaa       Impac Securities Assets Corp., Floating Rate Note, 5/25/36           82,651
   200,000                  AAA/Aaa       JP Morgan Mortgage Trust, 4.5%, 8/25/19                             190,836
   244,067                  AAA/Aaa       JP Morgan Mortgage Trust, 6.0%, 8/25/34                             218,402
   100,000                  AAA/Aaa       JPMCC 2002-C3 B, 5.146%, 7/12/35                                     94,162
    84,661                  AAA/Aaa       Master Asset Securitization Trust, 5.5%, 11/25/33                    76,569
   142,939                  BB-/Ba3       Residential Funding Mortgage Security I, 5.5%, 11/25/35             124,914
   250,000    5.54          A+/A3         SASC 2007 BHC1 A1, Floating Rate Note, 12/18/49                      36,350
    60,000                  NR/Ba1        SBA CMBS Trust, 6.709%, 11/15/36                                     53,400
    40,000                  AA/Aa2        T SRA R 2006-1 B, 5.7467%, 10/15/36                                  32,800
   315,000                  AAA/Aaa       TSTAR 2006-1A A, 5.668%, 10/15/36                                   277,200
   400,000                  AAA/Aaa       Wachovia Bank Commercial Mortgage Trust, 4.803%, 10/15/41           345,933
   134,983                  AAA/Aaa       WAMU Mortgage Pass-Through Certificate, 4.5%, 8/25/18               130,228
   182,337    0.54          AAA/Aa1       WAMU Mortgage Pass-Through Certificate, Floating Rate Note,
                                          4/25/45                                                              93,394
   100,000                  AAA/Aaa       WBCMT 2003-C9 B, 5.109%, 12/15/35                                    78,119
   196,485                  AAA/NR        Wells Fargo Mortgage Backed Security, 5.0%, 11/25/20                187,582
   167,643                  NR/Baa3       Wells Fargo Mortgage Backed Security, 5.0%, 3/25/21                 151,665

The accompanying notes are an integral part of these financial statements.    7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/09 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

              Floating      S&P/Moody's
 Principal    Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                                            Value
                                          Thrifts & Mortgage Finance - (continued)
    89,840                  AAA/Aaa       Wells Fargo Mortgage Backed Security, 5.25, 12/25/33               $    88,240
                                                                                                             -----------
                                                                                                             $ 3,184,130
                                                                                                             -----------
                                          Total Banks                                                        $ 3,184,130
                                                                                                             -----------
                                          Diversified Financials - 2.1%
                                          Diversified Financial Services - 1.8%
   130,000    6.28          NR/Aaa        Chase Commercial Mortgage Securities Corp., Floating Rate Note,
                                          2/12/16                                                            $   129,899
   132,666                  NR/A2         CMSI 2006-1 3A1, 5.0%, 2/25/36                                         110,510
   150,000                  AA/Aa2        Crown Castle Towers LLC, 4.878%, 6/15/35                               145,500
    12,828                  AAA/Aaa       First Horizon Mortgage Pass-Through Trust, 5.0%, 3/25/18                12,760
   163,614                  A/NR          J.P. Morgan Alternative Loan Trust, 6.0%, 3/25/36                      118,625
   292,238                  AAA/AAA       Master Alternative Loans Trust, 6.0%, 7/25/34                          246,896
    33,888                  AAA/Aaa       Morgan Stanley Capital I, 5.25%, 12/25/17                               33,725
    12,701                  AAA/Aaa       Morgan Stanley Capital I, 7.0%, 7/25/33                                 12,257
    55,162                  B/Ba2         RALI 2005-QA10 A41, 5.7412%, 9/25/35                                    34,279
    48,623    0.41          AAA/B3        Residential Accredit Loans, Inc., Floating Rate Note, 9/25/46           31,926
     5,227                  AAA/Aaa       Salomon Brothers Mortgage Securities, 8.0%, 9/25/30                      4,683
   300,000                  NR/Ba2        Tower 2004-2A F, 6.376%, 12/15/14                                      297,000
                                                                                                             -----------
                                                                                                             $ 1,178,060
                                                                                                             -----------
                                          Investment Banking & Brokerage - 0.3%
   160,000                  AAA/Aaa       Banc of America Commercial Mortgage, Inc., 4.877%, 7/10/42         $   139,510
 9,140,953                  AAA/Aaa       MSDWC 2000-1345 X, 0.7259%, 9/3/15                                      66,125
                                                                                                             -----------
                                                                                                             $   205,635
                                                                                                             -----------
                                          Total Diversified Financials                                       $ 1,383,695
                                                                                                             -----------
                                          Real Estate - 0.5%
                                          Mortgage Real Estate Investment Trusts - 0.5%
   298,511                  AAA/Aaa       CS First Boston Mortgage Security Corp., 3.5%, 7/25/18             $   286,539
    30,659                  AA/Aa2        CS First Boston Mortgage Security Corp., 7.0%, 5/25/32                  16,538
                                                                                                             -----------
                                                                                                             $   303,077
                                                                                                             -----------
                                          Total Real Estate                                                  $   303,077
                                                                                                             -----------
                                          Government - 3.5%
 1,315,469                  AAA/Aaa       Fannie Mae- Aces, 6.3%, 4/25/19                                    $ 1,371,780
    36,890                  NR/NR         Federal Home Loan Bank, 5.0%, 1/15/16                                   37,754
   250,000                  AAA/Aaa       Freddie Mac, 5.5%, 2/15/33                                             259,764
   150,000                  AAA/Aaa       Freddie Mac, 3.8%, 1/15/18                                             150,964
   108,058                  AAA/Aaa       Freddie Mac, 5.0%, 8/15/35                                             109,528
   350,000                  AAA/Aaa       Freddie Mac, 5.5%, 7/15/28                                             358,369
    37,893                  AAA/Aaa       Freddie Mac, 6.1%, 9/15/18                                              38,430
                                                                                                             -----------
                                                                                                             $ 2,326,589
                                                                                                             -----------
                                          Total Government                                                   $ 2,326,589
                                                                                                             -----------
                                          TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                          (Cost $7,985,317)                                                  $ 7,262,319
                                                                                                             -----------

8     The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              Floating      S&P/Moody's
 Principal    Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                                  Value
                                          CORPORATE BONDS - 38.0%
                                          Energy - 5.7%
                                          Integrated Oil & Gas - 0.4%
    60,000                  BBB+/Baa1     Marathon Oil Corp., 5.9%, 3/15/18                        $    60,158
   215,000                  BBB/Baa2      Petro-Canada, 4.0%, 7/15/13                                  208,785
                                                                                                   -----------
                                                                                                   $   268,943
                                                                                                   -----------
                                          Oil & Gas Drilling - 0.7%
   380,000                  BBB+/Baa2     Transocean Sedco, 1.5%, 12/15/37                         $   348,175
   100,000                  BBB+/Baa2     Transocean Sedco, 1.625%, 12/15/37                            94,500
                                                                                                   -----------
                                                                                                   $   442,675
                                                                                                   -----------
                                          Oil & Gas Equipment & Services - 0.4%
   100,000    4.43          NR/NR         Sevan Marine ASA, Floating Rate Note, 5/14/13 (144A)     $    73,000
   195,000                  BBB+/Baa1     Weatherford International, Ltd., 9.625%, 3/1/19              229,399
                                                                                                   -----------
                                                                                                   $   302,399
                                                                                                   -----------
                                          Oil & Gas Exploration & Production - 0.8%
   135,000                  BBB/Baa2      Canadian Natural Resources Ltd., 5.9%, 2/1/18            $   137,895
    60,000                  BB/Ba3        Chesapeake Energy Corp., 9.5%, 2/15/15                        60,450
    50,000                  BB/B1         Denbury Resources, Inc., 9.75%, 3/1/16                        51,375
   138,945                  BBB+/NR       Gazprom International SA, 7.201%, 2/1/20                     130,609
   100,000                  BB+/Baa2      TNK-BP Finance SA, 6.625%, 3/20/17 (144A)                     79,000
    65,000                  BB+/Baa2      TNK-BP Finance SA, 7.5%, 7/18/16 (144A)                       55,413
                                                                                                   -----------
                                                                                                   $   514,742
                                                                                                   -----------
                                          Oil & Gas Refining & Marketing - 0.7%
   200,000                  BBB/Baa1      Spectra Energy Capital LLC, 6.2%, 4/15/18                $   196,408
   210,000                  BBB/Baa2      Valero Energy Corp., 9.375%, 3/15/19 (b)                     239,193
                                                                                                   -----------
                                                                                                   $   435,601
                                                                                                   -----------
                                          Oil & Gas Storage & Transportation - 2.7%
    50,000                  BBB-/Baa2     Boardwalk Pipelines LLC, 5.5%, 2/1/17                    $    47,183
    90,000                  BBB/Baa2      Buckeye Partners LP, 6.05%, 1/15/18                           81,781
   220,000                  BBB/Baa2      DCP Midstream LLC, 9.75%, 3/15/19                            245,243
   125,000                  B+/B1         Holly Energy Partners LP, 6.25%, 3/1/15                      107,813
   250,000                  BBB/Baa2      Kinder Morgan Energy, 5.95%, 2/15/18                         244,721
   250,000                  BBB-/Baa3     NGPL Pipeco LLC, 6.514%, 12/15/12 (144A)                     262,048
   250,000                  BBB-/Baa3     Plains All America Pipeline LP, 6.125%, 1/15/17              241,060
   265,000                  BBB+/A3       Questar Pipeline Co., 5.83%, 2/1/18                          275,077
   185,000                  BB/Ba1        Southern Union Co., 7.2%, 11/1/66                            125,800
   100,000                  A-/A3         Trans Canada Pipelines Ltd., 7.125%, 1/15/09                 112,863
                                                                                                   -----------
                                                                                                   $ 1,743,589
                                                                                                   -----------
                                          Total Energy                                             $ 3,707,949
                                                                                                   -----------
                                          Materials - 2.5%
                                          Aluminum - 0.3%
   285,000                  B/B3          Novelis, Inc., 7.25%, 2/15/15                            $   216,600
                                                                                                   -----------
                                          Diversified Metals & Mining - 0.7%
   135,000                  BBB/Baa1      Anglo American Capital Plc, 9.375%, 4/8/14               $   146,644
   200,000                  BBB/Baa1      Rio Tinto Finance Plc, 8.95%, 5/1/14                         222,249
   120,000                  BB+/Ba3       Teck Resources, Ltd., 10.25%, 5/15/16                        125,700
                                                                                                   -----------
                                                                                                   $   494,593
                                                                                                   -----------

The accompanying notes are an integral part of these financial statements.     9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/09 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

              Floating      S&P/Moody's
 Principal    Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                                    Value
                                          Fertilizers & Agricultural Chemicals - 0.9%
   350,000                  BBB/Baa2      Agrium, Inc., 6.75%, 1/15/19                               $   345,866
   220,000                  A-/Baa1       Potash Corp. Saskatchewan, 4.875%, 3/1/13                      226,034
                                                                                                     -----------
                                                                                                     $   571,900
                                                                                                     -----------
                                          Specialty Chemicals - 0.1%
    55,000                  BBB-/Baa3     Cytec Industries, Inc., 8.95%, 7/1/17                      $    55,550
                                                                                                     -----------
                                          Steel - 0.5%
   260,000                  BBB/Baa3      ArcelorMittal, Inc., 6.125%, 6/1/18                        $   227,500
    80,000                  BBB/Baa2      Commercial Metals Co., 7.35%, 8/15/18                           72,824
                                                                                                     -----------
                                                                                                     $   300,324
                                                                                                     -----------
                                          Total Materials                                            $ 1,638,967
                                                                                                     -----------
                                          Capital Goods - 3.1%
                                          Aerospace & Defense - 0.6%
   190,000                  A+/A2         Boeing Co., 5.125%, 2/15/13                                $   202,058
   215,000                  BB/Ba2        Esterline Technologies Corp., 6.625%, 3/1/17                   196,456
                                                                                                     -----------
                                                                                                     $   398,514
                                                                                                     -----------
                                          Building Products - 0.2%
   220,000    6.72          CCC/BBB-      C10 Capital SPV Ltd., Floating Rate Note, 12/31/49 (b)     $   112,565
                                                                                                     -----------
                                          Construction, Farm Machinery & Heavy Trucks - 0.1%
    65,000                  BBB/Baa3      Cummins, Inc., 6.75%, 2/15/27                              $    50,952
                                                                                                     -----------
                                          Electrical Component & Equipment - 0.8%
   205,000                  BB+/Ba2       Anixter International Corp., 5.95%, 3/1/15                 $   169,125
   395,000                  B+/Ba2        Belden CDT, Inc., 7.0%, 3/15/17                                349,575
                                                                                                     -----------
                                                                                                     $   518,700
                                                                                                     -----------
                                          Industrial Conglomerates - 0.3%
   215,000                  BBB-/Baa2     Tyco Electronics Group SA, 6.55%, 10/1/17                  $   195,204
    40,000                  BBB+/Baa1     Tyco International Group SA, 8.5%, 1/15/19                      44,351
                                                                                                     -----------
                                                                                                     $   239,555
                                                                                                     -----------
                                          Industrial Machinery - 0.3%
   160,000                  BBB+/Baa1     Ingersoll-Rand Global Holding Co., Ltd., 9.5%, 4/15/14     $   175,214
                                                                                                     -----------
                                          Trading Companies & Distributors - 0.8%
    50,000                  BB-/Ba2       Ace Hardware Corp., 9.125%, 6/1/16 (144A)                  $    49,124
   340,000                  BBB+/Baa1     GATX Financial Corp., 6.0%, 2/15/18                            289,409
   210,000                  BBB-/Baa2     Glencore Funding LLC, 6.0%, 4/15/14 (144A)                     173,441
                                                                                                     -----------
                                                                                                     $   511,974
                                                                                                     -----------
                                          Total Capital Goods                                        $ 2,007,474
                                                                                                     -----------
                                          Commercial Services & Supplies - 0.3%
                                          Office Services & Supplies - 0.3%
   225,000                  A/A1          Pitney Bowes, Inc., 5.6%, 3/15/18                          $   226,209
                                                                                                     -----------
                                          Total Commercial Services & Supplies                       $   226,209
                                                                                                     -----------

10    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              Floating      S&P/Moody's
 Principal    Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                                        Value
                                          Transportation - 1.1%
                                          Railroads - 1.1%
    75,000                  BBB/Baa1      Burlington Sante Fe Corp., 7.0%, 2/1/14                        $    80,236
   135,000                  BBB/Baa1      Burlington Sante Fe Corp., 5.75%, 3/15/18                          138,137
   235,000                  B+/B2         Kansas City Southern Mex, 7.625%, 12/1/13                          202,100
   305,000                  BBB/Baa2      Union Pacific Corp., 5.7%, 8/15/18                                 305,623
                                                                                                         -----------
                                                                                                         $   726,096
                                                                                                         -----------
                                          Total Transportation                                           $   726,096
                                                                                                         -----------
                                          Automobiles & Components - 0.2%
                                          Auto Parts & Equipment - 0.2%
   490,000                  D/C           Lear Corp., 8.75%, 12/1/16                                     $   128,625
                                                                                                         -----------
                                          Total Automobiles & Components                                 $   128,625
                                                                                                         -----------
                                          Consumer Durables & Apparel - 0.4%
                                          Household Appliances - 0.4%
   255,000                  BBB-/Baa3     Whirlpool Corp., 5.5%, 3/1/13                                  $   242,152
                                                                                                         -----------
                                          Total Consumer Durables & Apparel                              $   242,152
                                                                                                         -----------
                                          Consumer Services - 0.7%
                                          Education Services - 0.7%
   165,000                  AAA/Aaa       Leland Stanford Junior University, 4.75%, 5/1/19               $   166,279
   150,000                  AAA/Aaa       President & Fellows of Harvard, 3.7%, 4/1/13                       152,246
   105,000                  AAA/Aaa       President & Fellows of Harvard, 6.3%, 10/1/37                      107,085
                                                                                                         -----------
                                                                                                         $   425,610
                                                                                                         -----------
                                          Total Consumer Services                                        $   425,610
                                                                                                         -----------
                                          Media - 0.7%
                                          Broadcasting - 0.2%
   165,000                  BBB+/Baa1     Grupo Telivisa SA, 6.0%, 5/15/18 (144A)                        $   155,564
                                                                                                         -----------
                                          Cable & Satellite - 0.5%
   100,000                  BBB/Baa1      British Sky Broadcasting, 6.1%, 2/15/18 (144A)                 $    99,853
   135,000                  BBB+/Baa1     Comcast Corp., 5.3%, 1/15/14                                       139,610
    50,000                  BBB/Baa2      Time Warner Cable, Inc., 8.25%, 4/1/19                              56,731
    35,000                  BBB/Baa2      Time Warner Cable, Inc., 8.75%, 2/14/19                             40,773
                                                                                                         -----------
                                                                                                         $   336,967
                                                                                                         -----------
                                          Total Media                                                    $   492,531
                                                                                                         -----------
                                          Retailing - 0.2%
                                          Specialty Stores - 0.2%
   115,000                  B/B3          Sally Holdings LLC, 9.25%, 11/15/14 (144A) (b)                 $   114,425
                                                                                                         -----------
                                          Total Retailing                                                $   114,425
                                                                                                         -----------
                                          Food, Beverage & Tobacco - 2.0%
                                          Agricultural Products - 0.4%
   250,000                  A/A2          Cargill, Inc., 5.2%, 1/22/13 (144A)                            $   252,956
                                                                                                         -----------
                                          Brewers - 0.7%
   140,000                  BBB+/Baa2     Anheuser-Busch InBev Worldwide, Inc., 7.75% 1/15/19 (144A)     $   153,112
   280,000                  BBB+/Baa1     Miller Brewing Co., 5.5%, 8/15/13 (144A)                           276,848
                                                                                                         -----------
                                                                                                         $   429,960
                                                                                                         -----------
                                          Distillers & Vintners - 0.4%
   265,000                  BB-/Ba3       Constellation Brands, Inc., 8.375%, 12/15/14 (b)               $   265,663
                                                                                                         -----------

The accompanying notes are an integral part of these financial statements.    11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/09 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

              Floating      S&P/Moody's
 Principal    Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                                  Value
                                          Soft Drinks - 0.4%
   280,000                  A/A2          Bottling Group LLC, 5.0%, 11/15/13                       $   290,970
                                                                                                   -----------
                                          Tobacco - 0.1%
   100,000                  BBB/Baa1      UST, Inc., 5.75%, 3/1/18                                 $    91,251
                                                                                                   -----------
                                          Total Food, Beverage & Tobacco                           $ 1,330,800
                                                                                                   -----------
                                          Health Care Equipment & Services - 0.7%
                                          Health Care Facilities - 0.4%
   247,190                  BB-/B2        HCA, Inc., 9.625%, 11/15/16                              $   244,718
    25,000                  BB/Ba3        HCA, Inc., 8.5%, 4/15/19                                      24,500
                                                                                                   -----------
                                                                                                   $   269,218
                                                                                                   -----------
                                          Managed Health Care - 0.3%
   195,000                  A-/Baa1       UnitedHealth Group, Inc., 4.875%, 2/15/13                $   197,104
                                                                                                   -----------
                                          Total Health Care Equipment & Services                   $   466,322
                                                                                                   -----------
                                          Pharmaceuticals & Biotechnology - 0.5%
                                          Biotechnology - 0.5%
   335,000                  BBB+/Baa3     Biogen Idec, Inc., 6.0%, 3/1/13                          $   342,817
                                                                                                   -----------
                                          Total Pharmaceuticals & Biotechnology                    $   342,817
                                                                                                   -----------
                                          Banks - 4.4%
                                          Diversified Banks - 1.1%
   220,000                  A+/Baa1       Barclays Plc, 6.05%, 12/4/17                             $   190,777
   250,000                  AA-/Aa2       BNP Paribas SA, 1.34438%, 4/27/17                            207,311
   100,000                  A/A2          Industrial Bank of Korea, 7.125%, 4/23/14 (b)                103,116
   210,000                  AA-/A1        Wachovia Corp., 5.75%, 6/15/17                               207,177
                                                                                                   -----------
                                                                                                   $   708,381
                                                                                                   -----------
                                          Regional Banks - 3.3%
   250,000                  BBB+/A2       American Express Bank FSB, 5.5%, 4/16/13                 $   245,342
   150,000                  BBB+/Baa1     Keycorp, 6.5%, 5/14/13                                       149,448
   145,000                  A+/Aa3        Mellon Funding Corp., 5.5%, 11/15/18                         137,086
   250,000                  A/A2          PNC Bank NA, 6.0%, 12/7/17                                   231,433
   100,000    8.25          BBB/Baa2      PNC Funding Corp., Floating Rate Note, 5/29/49                85,980
   250,000                  A-/Baa1       Sovereign Bancorp, Inc., 8.75%, 5/30/18                      245,876
   490,000                  BBB+/A2       State Street Capital, 8.25%, 3/15/42                         413,923
   500,000                  BBB+/A2       US Bancorp, 6.189%, 4/15/49                                  337,500
   210,000                  AA-/Aa3       Wachovia Bank NA, 6.0%, 11/15/17                             211,642
   100,000                  A-/Ba3        Wells Fargo Capital, 9.75%, 12/29/49 (b)                      96,750
    45,000                  BB+/NR        Zions Bancorporation, 5.5%, 11/16/15                          32,391
                                                                                                   -----------
                                                                                                   $ 2,187,371
                                                                                                   -----------
                                          Total Banks                                              $ 2,895,752
                                                                                                   -----------
                                          Diversified Financials - 5.6%
                                          Asset Management & Custody Banks - 0.3%
   205,000                  A-/A3         Eaton Vance Corp., 6.5%, 10/2/17                         $   193,973
                                                                                                   -----------
                                          Consumer Finance - 1.7%
   335,000                  BB+/Baa2      American General Finance Corp., 6.9%, 12/15/17           $   181,396
   305,000                  A+/A1         American Honda Finance Corp., 6.7%, 10/1/13 (144A)           307,600
    65,000                  BBB/Baa1      Capital One Financial Corp., 7.375%, 5/23/14                  67,027
   200,000                  A/A2          Caterpillar Financial Services Corp., 7.05%, 10/1/18         210,741
   415,000    4.00          BBB-/Ba1      SLM Corp., Floating Rate Note, 7/25/14                       311,624
                                                                                                   -----------
                                                                                                   $ 1,078,388
                                                                                                   -----------

12    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              Floating      S&P/Moody's
 Principal    Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                                      Value
                                          Diversified Financial Services - 0.8%
   550,000                  BBB+/A2       JPMorgan Chase & Co., 7.9%, 4/29/49                          $   481,305
    42,470                  BBB/Baa2      Power Receivables Finance LLC, 6.29%, 1/1/12 (144A)               41,868
                                                                                                       -----------
                                                                                                       $   523,173
                                                                                                       -----------
                                          Investment Banking & Brokerage - 1.7%
   915,000          5.79    BBB/A3        Goldman Sachs Capital, Floating Rate Note, 12/29/49          $   557,647
   200,000                  A/A2          Merrill Lynch & Co., 5.45%, 2/5/13                               194,658
   380,000                  A/A2          Morgan Stanley Dean Witter & Co., 6.625%, 4/1/18                 378,824
                                                                                                       -----------
                                                                                                       $ 1,131,129
                                                                                                       -----------
                                          Specialized Finance - 1.1%
   200,000                  BB-/Ba2       CIT Group, Inc., 7.625%, 11/30/12                            $   136,949
   364,064                  NR/Baa3       Coso Geothermal Power Holdings LLC, 7.0%, 7/15/26 (144A)         312,593
   155,000                  BBB+/Baa2     International Lease Finance Corp., 6.375%, 3/25/13               117,926
   180,000                  A+/A1         National Rural Utilities Corp., 5.45%, 2/1/18                    183,434
                                                                                                       -----------
                                                                                                       $   750,902
                                                                                                       -----------
                                          Total Diversified Financials                                 $ 3,677,565
                                                                                                       -----------
                                          Insurance - 2.5%
                                          Insurance Brokers - 0.1%
   115,000                  BB+/B1        Leucadia National Corp., 7.125%, 3/15/17 (144A)              $    93,438
                                                                                                       -----------
                                          Life & Health Insurance - 0.4%
   110,000                  A-/Baa2       Lincoln National Corp., 8.75%, 7/1/19                        $   110,932
   180,000                  A/Baa2        Prudential Financial, Inc., 5.15%, 1/15/13                       174,680
                                                                                                       -----------
                                                                                                       $   285,612
                                                                                                       -----------
                                          Multi-Line Insurance - 0.5%
   275,000                  BB/Baa3       Liberty Mutual Group, 7.0%, 3/15/37 (144A)                   $   167,448
   100,000                  BBB-/Baa2     Liberty Mutual Group, 7.3%, 6/15/14 (144A)                        83,757
    65,000         10.75    BB/Baa3       Liberty Mutual Group, Floating Rate Note, 6/15/58 (144A)          46,800
                                                                                                       -----------
                                                                                                       $   298,005
                                                                                                       -----------
                                          Property & Casualty Insurance - 0.7%
   365,000                  BBB-/Baa3     Hanover Insurance Group, Inc., 7.625%, 10/15/25              $   306,600
   255,000                  B-/NR         Kingsway America, Inc., 7.5%, 2/1/14                             124,950
                                                                                                       -----------
                                                                                                       $   431,550
                                                                                                       -----------
                                          Reinsurance - 0.8%
   145,000                  AAA/Aa2       Berkshire Hathway, Inc., 5.0%, 8/15/13                       $   152,117
   140,000         14.00    BB/Caa3       MBIA Insurance Corp., Floating Rate Note, 1/15/33 (144A)          53,200
   370,000                  BBB+/NR       Platinum Underwriters Holdings, Ltd., 7.5%, 6/1/17               315,707
                                                                                                       -----------
                                                                                                       $   521,024
                                                                                                       -----------
                                          Total Insurance                                              $ 1,629,629
                                                                                                       -----------
                                          Real Estate - 1.5%
                                          Diversified Real Estate Activities - 0.4%
   270,000                  A-/A2         WEA Finance LLC, 7.125%, 4/15/18                             $   250,595
    40,000                  A-/A2         WEA Finance LLC, 7.5%, 6/2/14 (144A)                              39,661
                                                                                                       -----------
                                                                                                       $   290,256
                                                                                                       -----------
                                          Real Estate Operating Companies - 0.4%
   250,000                  B+/B1         Forest City Enterprises, Inc., 6.5%, 2/1/17                  $   137,500
   150,000                  B+/B1         Forest City Enterprises, Inc., 7.625%, 6/1/15                     94,500
                                                                                                       -----------
                                                                                                       $   232,000
                                                                                                       -----------

The accompanying notes are an integral part of these financial statements.    13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/09 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

              Floating      S&P/Moody's
 Principal    Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                                   Value
                                          Retail Real Estate Investment Trust - 0.3%
   185,000                  AA+/Aa2       Trustreet Properties, Inc., 7.5%, 4/1/15                  $   189,972
                                                                                                    -----------
                                          Specialized Real Estate Investment Trusts - 0.4%
   260,000                  BBB-/Baa2     Health Care, Inc., 6.0%, 11/15/13                         $   238,575
    55,000                  BBB-/Ba1      Ventas Realty Capital Corp., 7.125%, 6/1/15 (144A)             53,075
                                                                                                    -----------
                                                                                                    $   291,650
                                                                                                    -----------
                                          Total Real Estate                                         $ 1,003,878
                                                                                                    -----------
                                          Software & Services - 0.3%
                                          Data Processing & Outsourced Services - 0.3%
   245,000                  B-/Caa1       First Data Corp., 9.875%, 9/24/15 (144A) (b)              $   173,950
                                                                                                    -----------
                                          Total Software & Services                                 $   173,950
                                                                                                    -----------
                                          Technology Hardware & Equipment - 0.3%
                                          Computer Storage & Peripherals - 0.1%
    60,000                  BB+/Ba1       Seagate Technology International, 10.0%, 5/1/14           $    61,874
                                                                                                    -----------
                                          Electronic Equipment & Instruments - 0.2%
   135,000                  BBB-/Ba1      Agilent Technologies, Inc., 6.5%, 11/1/17                 $   117,505
                                                                                                    -----------
                                          Total Technology Hardware & Equipment                     $   179,379
                                                                                                    -----------
                                          Semiconductors - 0.3%
                                          Semiconductor Equipment - 0.3%
   200,000                  BBB/Baa1      Klac Instruments Corp., 6.9%, 5/1/18                      $   179,815
                                                                                                    -----------
                                          Total Semiconductors                                      $   179,815
                                                                                                    -----------
                                          Telecommunication Services - 0.8%
                                          Integrated Telecommunication Services - 0.8%
   155,000                  BBB-/Baa3     Embarq Corp., 7.082%, 6/1/16                              $   151,372
   130,000                  BB/Ba2        Frontier Communications Corp., 8.25%, 5/1/14                  123,500
    10,000                  BBB/Baa2      Telecom Italia Capital SA, 4.875%, 10/1/10                     10,101
   250,000                  BB/Ba3        Windstream Corp., 8.125%, 8/1/13                              241,875
                                                                                                    -----------
                                                                                                    $   526,848
                                                                                                    -----------
                                          Total Telecommunication Services                          $   526,848
                                                                                                    -----------
                                          Utilities - 4.2%
                                          Electric Utilities - 2.7%
   100,000                  BBB+/Baa2     CenterPoint Energy Houston Electric LLC, 7.0%, 3/1/14     $   108,061
    30,000                  BBB+/Baa2     Commonwealth Edison Co., 6.15%, 9/15/17                        31,167
    93,653                  BBB-/Baa3     Crocket Cogeneration LP, 5.869%, 3/30/25 (144A)                69,274
    90,000                  BBB+/Baa2     Entergy Gulf States, Inc., 5.7%, 6/1/15                        87,559
    96,470                  BB-/Ba2       FPL Energy National Wind LLC, 6.125%, 3/25/19 (144A)           93,796
   126,960                  BB-/Ba2       FPL Energy Wind Funding LLC, 6.876%, 6/27/17 (144A)           114,899
   200,000                  BBB/Baa2      Israel Electric Corp., Ltd., 7.25%, 1/15/19 (144A)            197,553
    60,000                  BBB/Baa3      Nevada Power Co., 6.5%, 8/1/18                                 61,352
   465,000                  BBB+/Baa2     NY State Gas & Electric Corp., 6.15%, 12/15/17 (144A)         452,445
    44,748                  NR/NR         Orcal Geothermal, 6.21%, 12/30/20 (144A)                       33,753
   185,000                  BB+/Baa3      Public Service Co. of New Mexico, 7.95%, 5/15/18              179,605
   235,000                  CCC/Caa1      TXU Energy Co., 10.25%, 11/1/15 (b)                           146,288
   225,000                  BBB+/Baa2     West Penn Power Co., 5.95%, 12/15/17                          200,604
                                                                                                    -----------
                                                                                                    $ 1,776,356
                                                                                                    -----------
                                          Gas Utilities - 0.3%
   255,000                  A/Aa3         Nakilat, Inc., 6.267%, 12/31/33 (144A)                    $   201,039
                                                                                                    -----------

14    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              Floating      S&P/Moody's
 Principal    Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                                           Value
                                          Independent Power Producer & Energy Traders - 0.9%
   235,000                  BB-/Ba3       Intergen NV, 9.0%, 6/30/17                                        $   222,663
   140,000                  BBB-/Baa3     Kiowa Power Partners LLC, 5.737%, 3/30/21 (144A)                      111,510
   160,000                  BBB-/Baa3     Panoche Energy Center, 6.885%, 7/31/29 (144A)                         133,522
   140,244                  BB/Ba2        Tenaska Alabama Partners LP, 7.0%, 6/30/21 (144A)                     120,743
                                                                                                            -----------
                                                                                                            $   588,438
                                                                                                            -----------
                                          Multi-Utilities - 0.3%
    65,000                  A-/Baa2       Dominion Resources, Inc., 6.4%, 6/15/18                           $    68,611
   160,000                  BB/Ba2        NSG Holdings LLC, 7.75%, 12/15/25 (144A)                              128,000
                                                                                                            -----------
                                                                                                            $   196,611
                                                                                                            -----------
                                          Total Utilities                                                   $ 2,762,444
                                                                                                            -----------
                                          TOTAL CORPORATE BONDS
                                          (Cost $26,141,052)                                                $24,879,237
                                                                                                            -----------
                                          U.S. GOVERNMENT & AGENCY OBLIGATIONS - 38.2%
   500,000                  AAA/Aaa       Farmer Mac GTD, 5.125%, 4/19/17 (144A)                            $   525,435
   649,185                  AAA/Aaa       Federal Home Loan Mortgage Corp., 5.0%, 12/14/18 - 9/1/22             646,609
   148,496                  AAA/Aaa       Federal Home Loan Mortgage Corp., 5.5%, 9/1/33                        154,040
 1,003,873                  AAA/Aaa       Federal Home Loan Mortgage Corp., 6.0%, 10/1/32 - 1/1/34            1,055,621
   264,892                  AAA/Aaa       Federal Home Loan Mortgage Corp., 6.5% 3/1/11 - 7/1/32                283,780
   169,871                  AAA/Aaa       Federal Home Loan Mortgage Corp., 7.0%, 8/1/22 - 10/1/46              181,669
    16,054                  AAA/Aaa       Federal Home Loan Mortgage Corp., 7.5%, 8/1/31                         17,363
   678,676                  AAA/Aaa       Federal National Mortgage Association, 4.0%, 7/1/18 - 3/1/36          669,856
   576,629                  AAA/Aaa       Federal National Mortgage Association, 4.5%, 4/1/19 - 3/1/37          601,988
 1,691,713                  AAA/Aaa       Federal National Mortgage Association, 5.0%, 12/1/17 - 3/1/33       1,750,564
 1,939,848                  AAA/Aaa       Federal National Mortgage Association, 5.5%, 9/1/17 - 12/1/34       2,037,233
   129,110                  AAA/Aaa       Federal National Mortgage Association, 5.9%, 7/1/28                   136,585
   726,421                  AAA/Aaa       Federal National Mortgage Association, 6.0%, 12/1/11 - 9/1/34         764,998
   652,742                  AAA/Aaa       Federal National Mortgage Association, 6.5%, 11/1/28 - 7/1/34         701,047
   117,635                  AAA/Aaa       Federal National Mortgage Association, 7.0%, 9/1/18 - 1/1/32          127,822
     7,451                  AAA/Aaa       Federal National Mortgage Association, 7.5%, 2/1/31                     8,134
   168,652                  AAA/Aaa       Federal National Mortgage Association, 8.0%, 2/1/29 - 10/1/30         184,266
    12,707                  AAA/Aaa       Federal National Mortgage Association, 9.5%, 2/1/21                    14,013
   240,000                  NR/Aaa        Financing Corp., 10.35%, 8/3/18                                       337,476
    61,086                  AAA/Aaa       Government National Mortgage Association I, 6.0%, 2/15/29              64,262
   161,551                  AAA/Aaa       Government National Mortgage Association II, 5.0%, 12/20/18           168,921
   489,315                  AAA/Aaa       Government National Mortgage Association II, 5.5%, 11/20/34           504,959
   151,437                  AAA/Aaa       Government National Mortgage Association II, 5.9%, 2/20/28            158,005
   550,373                  AAA/Aaa       Government National Mortgage Association II, 6.0%,
                                          12/20/18 - 10/20/34                                                   575,546
    14,169                  AAA/Aaa       Government National Mortgage Association II, 6.5%, 8/20/28             15,259
    59,103                  AAA/Aaa       Government National Mortgage Association II, 7.0%,
                                          5/20/26 - 1/20/31                                                      64,314
   862,351                  AAA/Aaa       Government National Mortgage Association, 4.5%,
                                          12/15/18 - 12/15/34                                                   886,173
   888,171                  AAA/Aaa       Government National Mortgage Association, 5.0%,
                                          6/15/17 - 10/15/34                                                    924,945
 1,237,699                  AAA/Aaa       Government National Mortgage Association, 5.5%,
                                          6/15/17 - 10/15/34                                                  1,290,691
   148,239                  AAA/Aaa       Government National Mortgage Association, 5.72%,
                                          1/15/29 - 10/15/29                                                    155,061

The accompanying notes are an integral part of these financial statements.   15

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/09 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

              Floating      S&P/Moody's
 Principal    Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                                          Value
                                          U.S. GOVERNMENT & AGENCY OBLIGATIONS - (continued)
 2,227,662                  AAA/Aaa       Government National Mortgage Association, 6.0%,
                                          8/15/13 - 9/15/34                                                $ 2,343,640
   809,866                  AAA/Aaa       Government National Mortgage Association, 6.5%,
                                          4/15/17 - 1/15/34                                                    871,057
   280,841                  AAA/Aaa       Government National Mortgage Association, 7.0%,
                                          1/15/26 - 5/15/32                                                    306,182
    41,273                  AAA/Aaa       Government National Mortgage Association, 7.5%,
                                          6/15/23 - 1/15/32                                                     45,246
     1,165                  AAA/Aaa       Government National Mortgage Association, 8.0%, 8/20/25                1,283
   189,298                  AAA/Aaa       New Valley Generation I, 7.299%, 3/15/19                             206,903
   250,000                  AAA/Aaa       Tennessee Valley Authority, 4.75%, 8/1/13                            264,886
 1,200,000                  AAA/Aaa       U.S. Treasury Bonds, 2.75%, 2/15/19 (b)                            1,123,872
 1,000,000                  AAA/Aaa       U.S. Treasury Bonds, 3.25%, 5/31/16                                1,004,374
    95,000                  AAA/Aaa       U.S. Treasury Bonds, 3.875%, 5/15/18                                  97,887
   555,000                  AAA/Aaa       U.S. Treasury Bonds, 4.5%, 5/15/38 (b)                               572,951
   847,000                  AAA/Aaa       U.S. Treasury Bonds, 6.25%, 8/15/23                                1,031,752
   135,000                  AAA/Aaa       U.S. Treasury Bonds, 7.25%, 5/15/16                                  169,203
   100,000                  AAA/Aaa       U.S. Treasury Notes, 1.125%, 1/15/12                                  99,359
   830,000                  AAA/Aaa       U.S. Treasury Notes, 3.125%, 5/15/19                                 802,768
   500,000                  AAA/Aaa       U.S. Treasury Notes, 6.375%, 8/15/27                                 631,094
   600,000                  AAA/Aaa       U.S. Treasury Strip, 0.0%, 5/15/17                                   451,882
                                                                                                           -----------
                                                                                                           $25,030,974
                                                                                                           -----------
                                          TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                                          (Cost $24,220,700)                                               $25,030,974
                                                                                                           -----------
                                          FOREIGN GOVERNMENT BONDS - 0.8%
   250,000                  AAA/Aaa       Aid-Egypt, 4.45%, 9/15/15                                        $   260,490
   135,000                  A/A2          Export-Import Bank of Korea, 8.125%, 1/21/14                         147,775
    90,000                  A/A2          Korea Development Bank, 5.3%, 1/17/13                                 88,839
                                                                                                           -----------
                                                                                                           $   497,104
                                                                                                           -----------
                                          TOTAL FOREIGN GOVERNMENT BONDS
                                          (Cost $466,719)                                                  $   497,104
                                                                                                           -----------
                                          MUNICIPAL BONDS - 0.8%
                                          Municipal Higher Education - 0.8%
   275,000                  AAA/Aa3       California State University Revenue, 5.0%, 11/1/39               $   259,828
   275,000                  AAA/Aaa       Connecticut State Health & Education, 5.0%, 7/1/42                   279,873
                                                                                                           -----------
                                                                                                           $   539,701
                                                                                                           -----------
                                          TOTAL MUNICIPAL BONDS
                                          (Cost $540,284)                                                  $   539,701
                                                                                                           -----------
                                          SENIOR FLOATING RATE LOAN INTERESTS - 4.7%**
                                          Materials - 0.6%
                                          Paper Packaging - 0.6%
   176,867    6.7500        B+/B2         Graham Packaging Co., C Term Loan, 4/5/14                        $   175,364
    17,674    2.6165        B+/B2         Graham Packaging Co., B Term Loan, 10/7/11                            16,837
   197,000    3.7492        BB/Ba2        Graphic Packaging International, Inc., Incremental Term Loan,
                                          5/16/14                                                              186,965
                                                                                                           -----------
                                                                                                           $   379,166
                                                                                                           -----------
                                          Total Materials                                                  $   379,166
                                                                                                           -----------

16    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              Floating      S&P/Moody's
 Principal    Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                                              Value
                                          Capital Goods - 0.3%
                                          Aerospace & Defense - 0.2%
   221,926         4.1021   B+/Ba3        Aeroflex, Inc., Tranche B-1 Term Loan, 8/15/14                       $   179,760
                                                                                                               -----------
                                          Construction, Farm Machinery & Heavy Trucks - 0.1%
    57,314         8.0000   B-/Caa1       Accuride Corp., Term Advance Loan, 1/31/12                           $    44,877
                                                                                                               -----------
                                          Total Capital Goods                                                  $   224,637
                                                                                                               -----------
                                          Commercial Services & Supplies - 0.2%
                                          Environmental & Facilities Services - 0.2%
   196,985         2.3200   D/B2          Synagro Technologies, Inc., Term Loan, 4/2/14                        $   155,618
                                                                                                               -----------
                                          Total Commercial Services & Supplies                                 $   155,618
                                                                                                               -----------
                                          Transportation - 0.1%
                                          Air Freight & Couriers - 0.1%
    15,083         0.4975   B/Ba2         Ceva Group Plc, Additional Pre-Term Loan, 11/4/13                    $    10,357
    45,182         3.3100   NR/Ba2        Ceva Group Plc, U.S. Term Loan, 11/4/13                                   31,703
                                                                                                               -----------
                                                                                                               $    42,060
                                                                                                               -----------
                                          Total Transportation                                                 $    42,060
                                                                                                               -----------
                                          Automobiles & Components - 0.3%
                                          Tires & Rubber - 0.3%
   205,000         2.0700   BB/Ba1        Goodyear Tire & Rubber Co., Second Term Loan, 4/30/14                $   174,726
                                                                                                               -----------
                                          Total Automobiles & Components                                       $   174,726
                                                                                                               -----------
                                          Consumer Durables & Apparel - 0.1%
                                          Housewares & Specialties - 0.1%
    48,700         3.0975   BB-/Ba2       Jarden Corp., Term Loan B3, 1/24/12                                  $    47,148
                                                                                                               -----------
                                          Total Consumer Durables & Apparel                                    $    47,148
                                                                                                               -----------
                                          Consumer Services - 0.3%
                                          Casinos & Gaming - 0.3%
    50,000         5.2500   CCC/B3        Fontainebleau Las Vegas LLC, Delayed Draw Loan, 5/17/14              $    14,125
   100,000         4.3175   NR/NR         Fontainebleau Las Vegas LLC, Initial Term Loan, 6/6/14                    28,250
    31,673         3.7075   BB-/Ba3       Gateway Casinos & Entertainment Inc., Delayed Draw Loan, 9/30/14          20,060
   156,385         3.7075   BB-/Ba3       Gateway Casinos & Entertainment Inc., Term Advance Loan, 9/30/14          99,044
                                                                                                               -----------
                                                                                                               $   161,479
                                                                                                               -----------
                                          Total Consumer Services                                              $   161,479
                                                                                                               -----------
                                          Media - 0.3%
                                          Broadcasting - 0.2%
   200,000         2.5600   B-/Baa2       Univision Communications, Inc., Initial Term Loan, 9/29/14           $   150,071
                                                                                                               -----------
                                          Cable & Satellite - 0.1%
    62,306         2.5700   B/B3          Knology, Inc., Term Loan, 6/30/12                                    $    57,477
                                                                                                               -----------
                                          Total Media                                                          $   207,548
                                                                                                               -----------
                                          Retailing - 0.1%
                                          Internet Retail - 0.1%
    90,000         3.8400   BBB-/Ba1      Ticketmaster Corp., Term B Loan, 7/25/14                             $    85,500
                                                                                                               -----------
                                          Total Retailing                                                      $    85,500
                                                                                                               -----------
                                          Health Care Equipment & Services - 1.0%
                                          Health Care Equipment - 0.2%
   162,242         4.4200   B+/B2         Talecris Biotherapeutics, Inc., Term Loan, 12/6/13                   $   147,640
                                                                                                               -----------

The accompanying notes are an integral part of these financial statements.   17

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/09 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

             Floating      S&P/Moody's
 Principal   Rate (d)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                                                   Value
                                         Health Care Facilities - 0.4%
   104,640        2.8978   BB-/Ba3       CHS/Community Health Systems, Inc., Funded Term Loan, 7/25/14             $    94,449
     5,338        2.5600   BB-/Ba3       CHS/Community Health Systems, Inc., Delayed Draw Loan, 7/25/14                  4,818
    83,899        2.8475   B+/Ba2        HCA, Inc., Tranche B-1 Term Loan, 11/18/13                                     75,928
    74,263        2.0635   B+/Ba2        Psychiatric Solutions, Inc., Term Loan, 7/2/12                                 69,622
                                                                                                                   -----------
                                                                                                                   $   244,817
                                                                                                                   -----------
                                         Health Care Services - 0.2%
   194,144        2.5600   BB-/Ba3       Catalent Pharma Solutions, Inc., Dollar Term Loan, 4/10/14                $   161,948
                                                                                                                   -----------
                                         Health Care Supplies - 0.2%
    94,560        3.8475   BB-/B1        Bausch & Lomb, Inc., Parent Term Loan, 4/24/15                            $    87,046
    18,000        3.3163   BB-/B1        Bausch & Lomb, Inc., Delayed Draw Loan, 4/24/15                                16,570
                                                                                                                   -----------
                                                                                                                   $   103,616
                                                                                                                   -----------
                                         Total Health Care Equipment & Services                                    $   658,021
                                                                                                                   -----------
                                         Pharmaceuticals & Biotechnology - 0.1%
                                         Life Sciences Tools & Services - 0.1%
    79,400        5.2500   BBB-/Baa3     Life Technologies Corp., Term B Facility Loan, 6/11/16                    $    79,563
                                                                                                                   -----------
                                         Total Pharmaceuticals & Biotechnology                                     $    79,563
                                                                                                                   -----------
                                         Diversified Financials - 0.2%
                                         Diversified Financial Services - 0.2%
   148,125        2.7775   BB/Ba2        Metavante Corp., Term Loan, 11/1/14                                       $   143,404
                                                                                                                   -----------
                                         Total Diversified Financials                                              $   143,404
                                                                                                                   -----------
                                         Software & Services - 0.2%
                                         IT Consulting & Other Services - 0.2%
   147,727        2.4625   BB/Ba3        Sungard Data Systems, Inc., Tranche A U.S. Term Loan, 2/28/14             $   137,386
                                                                                                                   -----------
                                         Total Software & Services                                                 $   137,386
                                                                                                                   -----------
                                         Technology Hardware & Equipment - 0.3%
                                         Electronic Components - 0.3%
    54,827        3.3813   BB-/Ba1       Flextronics International Ltd., A-1-A Delayed Loan, 10/1/14               $    45,467
   190,798        3.0366   BB-/Ba1       Flextronics International Ltd., A Closing Date Loan, 10/1/14                  158,226
                                                                                                                   -----------
                                                                                                                   $   203,693
                                                                                                                   -----------
                                         Total Technology Hardware & Equipment                                     $   203,693
                                                                                                                   -----------
                                         Telecommunication Services - 0.3%
                                         Integrated Telecommunication Services - 0.2%
    10,210        3.3100   B+/B2         Telesat Canada, Inc., U.S. Term II Loan, 10/31/14                         $     9,523
   118,875        3.3100   B+/B2         Telesat Canada, Inc., U.S. Term I Loan, 10/31/14                              110,876
                                                                                                                   -----------
                                                                                                                   $   120,399
                                                                                                                   -----------
                                         Wireless Telecommunication Services - 0.1%
    90,000        3.3188   BB-/B3        Intelsat Jackson Holdings, Ltd., Term Loan, 2/1/14                        $    75,150
                                                                                                                   -----------
                                         Total Telecommunication Services                                          $   195,549
                                                                                                                   -----------
                                         Utilities - 0.3%
                                         Electric Utilities - 0.2%
   147,375        3.8206   BBB-/Ba1      Texas Competitive Electric Holdings Co., LLC, Initial Tranche B-2 Loan,
                                         10/10/13                                                                  $   105,677
                                                                                                                   -----------

18    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              Floating      S&P/Moody's
 Principal    Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                               Value
                                          Independent Power Producer & Energy Traders - 0.1%
    88,206    3.4750        B+/B2         Calpine Corp., First Priority Term Loan, 3/31/14      $    78,307
                                                                                                -----------
                                          Total Utilities                                       $   183,984
                                                                                                -----------
                                          TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                          (Cost $3,434,646)                                     $ 3,079,482
                                                                                                -----------

    Shares
                                          PREFERRED STOCKS - 0.7%
                                          Diversified Financials - 0.6%
                                          Diversified Financial Services - 0.6%
       475                                Bank of America Corp., 7.25%, 12/31/49                $   397,114
                                                                                                -----------
                                          Total Diversified Financials                          $   397,114
                                                                                                -----------
                                          Insurance - 0.1%
                                          Life & Health Insurance - 0.1%
     4,800                                Delphi Financial Group, Inc., 7.376%, 5/15/37         $    72,600
                                                                                                -----------
                                          Total Insurance                                       $    72,600
                                                                                                -----------
                                          TOTAL PREFERRED STOCKS
                                          (Cost $455,877)                                       $   469,714
                                                                                                -----------

 Principal
 Amount($)
                                          TEMPORARY CASH INVESTMENTS - 4.0%
                                          Securities Lending Collateral - 4.0% (c)
                                          Certificates of Deposit:
    58,736                                Abbey National Plc, 1.27%, 8/13/09                    $    58,736
    88,103                                Royal Bank of Canada NY, 1.19%, 8/7/09                     88,103
   105,724                                Svenska Bank NY, 1.48%, 7/8/09                            105,724
   117,351                                Cafco, 0.40%, 10/1/09                                     117,351
    82,166                                Ciesco, 0.40%, 9/1/09                                      82,165
    88,098                                Fasco, 0.25%, 7/10/09                                      88,098
   117,364                                Kithaw, 0.40%, 9/21/09                                    117,364
   117,442                                Merrill Lynch, 0.61%, 8/14/09                             117,442
   117,471                                CBA, 1.35%, 7/16/09                                       117,471
   117,471                                Societe Generale, 1.06%, 9/4/09                           117,471
   117,471                                U.S. Bank NA, 0.76%, 8/24/09                              117,471
                                                                                                -----------
                                                                                                $ 1,127,396
                                                                                                -----------
                                          Commercial Paper:
   117,471                                Monumental Global Funding, Ltd., 1.28%, 8/17/09       $   117,471
    58,736                                CME Group, Inc., 1.21%, 8/6/09                             58,736
    88,136                                GE, 0.47%, 9/18/09                                         88,136
    23,711                                GE, 0.79%, 10/26/09                                        23,711
   115,357                                American Honda Finance Corp., 1.27%, 7/14/09              115,357
   117,471                                HSBC Bank, Inc., 1.31%, 8/14/09                           117,471
    29,368                                IBM, 0.88%, 9/25/09                                        29,368
   105,724                                New York Life Global, 0.75%, 9/4/09                       105,724
                                                                                                -----------
                                                                                                $   655,974
                                                                                                -----------
                                          Tri-party Repurchase Agreements:
   328,919                                Deutsche Bank, 0.08%, 7/1/09                          $   328,919
   391,641                                Barclays Capital Markets, 0.01%, 7/1/09                   391,641
                                                                                                -----------
                                                                                                $   720,560
                                                                                                -----------

The accompanying notes are an integral part of these financial statements.    19

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/09 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

              Floating      S&P/Moody's
              Rate (d)      Ratings
    Shares    (unaudited)   (unaudited)                                                          Value
                                          Money Market Mutual Fund:
   117,471                                JPMorgan U.S. Government Money Market Fund      $    117,471
                                                                                          ------------
                                          Total Securities Lending Collateral             $  2,621,401
                                                                                          ------------
                                          TOTAL TEMPORARY CASH INVESTMENTS
                                          (Cost $2,621,401)                               $  2,621,401
                                                                                          ------------
                                          TOTAL INVESTMENT IN SECURITIES - 101.9%
                                          (Cost $68,369,656)(a)                           $ 66,695,412
                                                                                          ------------
                                          OTHER ASSETS AND LIABILITIES - (1.9)%           $ (1,225,128)
                                                                                          ------------
                                          TOTAL NET ASSETS - 100.0%                       $ 65,470,284
                                                                                          ============

NR     Not rated by either S&P or Moody's.
(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2009, the value of these securities amounted to $5,466,805 or 8.4% of total net assets.
** Senior floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.
(a) At June 30, 2009, the net unrealized loss on investments based on cost for federal income tax purposes of $68,602,523 was as follows:


       Aggregate gross unrealized gain for all investments in which there is an excess of         $  2,091,132
       value over tax cost
       Aggregate gross unrealized loss for all investments in which there is an excess of tax       (3,998,243)
                                                                                                  ------------
       cost over value
       Net unrealized loss                                                                        $ (1,907,111)
                                                                                                  ============

(b)    At June 30, 2009, the following securities were out on loan:

Principal
Amount ($)                        Description                                  Value
  200,000        C10 Capital SPV Ltd., Floating Rate Note, 12/31/49      $   102,333
  260,000        Constellation Brands, Inc., 8.375%, 12/15/14                260,650
  30,000         First Data Corp., 9.875%, 9/24/15 (144A)                     21,300
  25,000         Industrial Bank of Korea, 7.125%, 4/23/14                    25,779
  70,000         Sally Holdings LLC, 9.25%, 11/15/14 (144A)                   69,650
  232,000        TXU Energy Co., 10.25%, 11/1/15                             144,420
  1,175,000      U.S. Treasury Bonds, 2.75%, 2/15/19                       1,100,458
  500,000        U.S. Treasury Bonds, 4.5%, 5/15/38                          516,172
  178,000        Valero Energy Corp., 9.375%, 3/15/19                        202,744
  91,000         Wells Fargo Capital, 9.75%, 12/29/49                         88,043
                                                                         -----------
                 Total                                                   $ 2,531,549
                                                                         ===========

(c)    Security lending collateral is managed by Credit Suisse, New York Branch.
(d) Debt obligation with a variable interest rate. Rate shown is rate at end of period.
(e)    Security is fair valued (See Note A).

       Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2009, were as follows:

                                        Purchases         Sales
       Long-term U.S. Government       $3,694,217      $8,322,526
       Other Long-Term Securities      $6,603,502      $3,118,155

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

20    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------


The following is a summary of the inputs used as of June 30, 2009, in valuing the Portfolio's assets:


                                       Level 1        Level 2       Level 3        Total
   Asset Backed Securities            $      -      $ 1,650,079     $80,949     $ 1,731,028
   Collateralized Mortgage Backed
     Securities                              -        7,262,319           -       7,262,319
   Corporate Bonds & Notes                   -       24,879,237           -      24,879,237
   Convertible Bonds & Notes                 -          584,452           -         584,452
   Municipal Bonds                           -          539,701           -         539,701
   Sovereign Debt Obligations                -       25,528,078           -      25,528,078
   Floating Rate Loan Interests              -        3,079,482           -       3,079,482
   Convertible Preferred Stocks        397,114           72,600           -         469,714
   Temporary Cash Investments          117,471        2,503,930           -       2,621,401
                                      --------      -----------     -------     -----------
   Total                              $514,585      $66,099,878     $80,949     $66,695,412
                                      ========      ===========     =======     ===========

Following is a reconciliation of assets valued using significant unobservable inputs (Level 3):


                                                                           Collateralized
                                                          Asset Backed        Mortgage
                                                           Securities       Obligations        Total
   Balance as of 12/31/08                                    $    --         $  83,143       $ 83,143
   Realized gain (loss)1                                          --                --             --
   Change in unrealized appreciation (depreciation)2              --                --             --
   Net purchases (sales)                                          --                --             --
   Transfers in and out of Level 3                            80,949           (83,143)        (2,194)
                                                             -------         ---------       --------
   Balance as of 6/30/09                                     $80,949         $      --       $ 80,949
                                                             =======         =========       ========

1 Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.
2 Unrealized appreciation/(depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.

The accompanying notes are an integral part of these financial statements.   21

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Six Months
                                                              Ended         Year       Year
                                                             6/30/09        Ended     Ended
                                                           (unaudited)    12/31/08   12/31/07
CLASS I
Net asset value, beginning of period                         $ 10.24      $ 10.87    $ 10.72
                                                             -------      -------    -------
Net increase (decrease) from investment operations:
 Net investment income                                       $  0.30      $  0.56    $  0.54
 Net realized and unrealized gain (loss) on investments         0.51        (0.62)      0.14
                                                             -------      -------    -------
  Net increase (decrease) from investment operations         $  0.81      $ (0.06)   $  0.68
Distributions to shareowners:
 Net investment income                                         (0.30)       (0.57)     (0.53)
                                                             -------      -------    -------
Net increase (decrease) in net asset value                   $  0.51      $ (0.63)   $  0.15
                                                             -------      -------    -------
Net asset value, end of period                               $ 10.75      $ 10.24    $ 10.87
                                                             =======      =======    =======
Total return*                                                   8.06%       (0.64)%     6.55%
Ratio of net expenses to average net assets+                    0.62%**      0.62%      0.62%
Ratio of net investment income to average net assets+           5.84%**      5.24%      4.82%
Portfolio turnover rate                                           33%**        54%        53%
Net assets, end of period (in thousands)                     $39,354      $38,770    $45,563
Ratios with no waiver of management fees by the Adviser:
 Net expenses                                                   0.78%**      0.76%      0.78%
 Net investment income                                          5.68%**      5.09%      4.66%


                                                               Year        Year         Year
                                                              Ended       Ended        Ended
                                                             12/31/06    12/31/05   12/31/04 (a)
CLASS I
Net asset value, beginning of period                         $ 10.79     $ 11.61      $ 11.24
                                                             -------     -------      -------
Net increase (decrease) from investment operations:
 Net investment income                                       $  0.50     $  0.59      $  0.44
 Net realized and unrealized gain (loss) on investments        (0.01)      (0.29)       (0.04)
                                                             -------     -------      -------
  Net increase (decrease) from investment operations         $  0.49     $  0.30      $  0.40
Distributions to shareowners:
 Net investment income                                         (0.56)      (1.12)       (0.03)
                                                             -------     -------      -------
Net increase (decrease) in net asset value                   $ (0.07)    $ (0.82)     $  0.37
                                                             -------     -------      -------
Net asset value, end of period                               $ 10.72     $ 10.79      $ 11.61
                                                             =======     =======      =======
Total return*                                                   4.68%       2.62%        3.56%
Ratio of net expenses to average net assets+                    0.62%       0.62%        0.89%
Ratio of net investment income to average net assets+           4.71%       4.48%        3.61%
Portfolio turnover rate                                           18%         31%          57%
Net assets, end of period (in thousands)                     $30,569     $33,332      $45,793
Ratios with no waiver of management fees by the Adviser:
 Net expenses                                                   0.80%       0.83%        0.89%
 Net investment income                                          4.52%       4.27%        3.61%

(a) Effective August 2, 2004, PIM became the interim adviser of the Fund and subsequently became the adviser on December 10, 2004.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


22    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              Six Months
                                                                Ended                       11/9/07 (a)
                                                               6/30/09       Year Ended         to
                                                             (unaudited)      12/31/08       12/31/07
CLASS II
Net asset value, beginning of period                          $ 10.24         $ 10.87         $ 10.79
                                                              -------         -------         -------
Net increase (decrease) from investment operations:
 Net investment income                                        $  0.29         $  0.54         $  0.06
 Net realized and unrealized gain (loss) on investments          0.51           (0.63)           0.09
                                                              -------         -------         -------
  Net increase (decrease) from investment operations          $  0.80         $ (0.09)        $  0.15
Distributions to shareowners:
 Net investment income                                          (0.29)          (0.54)          (0.07)
                                                              -------         -------         -------
Net increase (decrease) in net asset value                    $  0.51         $ (0.63)        $  0.08
                                                              -------         -------         -------
Net asset value, end of period                                $ 10.75         $ 10.24         $ 10.87
                                                              =======         =======         =======
Total return*                                                    7.93%         (0.88)%           1.39%(b)
Ratio of net expenses to average net assets                      0.87%**         0.87%           0.86%**
Ratio of net investment income to average net assets             5.59%**         5.00%           4.07%**
Portfolio turnover rate                                            33%**           54%             53%(b)
Net assets, end of period (in thousands)                      $26,116         $24,093         $21,412
Ratios with no waiver of management fees by the Adviser:
 Net expenses                                                    1.04%**         1.02%           0.98%**
 Net investment income                                           5.42%**         4.85%           3.95%**

(a)   Class II shares commenced operations on November 9, 2007.
(b)   Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


The accompanying notes are an integral part of these financial statements.    23

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/09 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (including securities loaned of $2,531,549) (cost     $ 66,695,412
  $68,369,656)
 Cash                                                                                          639,084
 Receivables --
   Investment securities sold                                                                      179
   Portfolio shares sold                                                                       176,026
   Dividends and interest                                                                      676,001
   Due from Pioneer Investment Management, Inc.                                                  8,061
 Other                                                                                             864
                                                                                          ------------
  Total assets                                                                            $ 68,195,627
                                                                                          ------------
LIABILITIES:
 Payables --
   Investment securities purchased                                                        $     54,888
   Portfolio shares repurchased                                                                  1,830
   Upon return of securities loaned                                                          2,621,401
 Due to affiliates                                                                               1,403
 Unrealized depreciation on unfunded corporate loans                                               477
 Accrued expenses                                                                               45,344
                                                                                          ------------
  Total liabilities                                                                       $  2,725,343
                                                                                          ------------
NET ASSETS:
 Paid-in capital                                                                          $ 68,649,752
 Distributions in excess of net investment income                                             (122,884)
 Accumulated net realized loss on investments                                               (1,381,863)
 Net unrealized loss on investments                                                         (1,674,721)
                                                                                          ------------
  Total net assets                                                                        $ 65,470,284
                                                                                          ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $39,353,987/3,660,018 shares)                                          $      10.75
                                                                                          ============
 Class II (based on $26,116,297/2,429,011 shares)                                         $      10.75
                                                                                          ============


24    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/09


INVESTMENT INCOME:
 Dividends                                                                                  $   21,644
 Interest                                                                                    1,999,631
 Income from securities loaned, net                                                              6,330
                                                                                            ----------
  Total investment income                                                                                  $2,027,605
                                                                                                           ----------
EXPENSES:
 Management fees                                                                            $  156,963
 Transfer agent fees
   Class I                                                                                         744
   Class II                                                                                        768
 Distribution fees
   Class II                                                                                     30,991
 Administrative reimbursements                                                                  11,390
 Custodian fees                                                                                  5,249
 Professional fees                                                                              29,645
 Printing expense                                                                                7,600
 Fees and expenses of nonaffiliated trustees                                                     3,053
 Miscellaneous                                                                                  30,382
                                                                                            ----------
  Total expenses                                                                                           $  276,785
  Less management fees waived and expenses reimbursed by Pioneer Investment Management,                       (51,394)
                                                                                                           ----------
  Inc.
  Net expenses                                                                                             $  225,391
                                                                                                           ----------
   Net investment income                                                                                   $1,802,214
                                                                                                           ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments                                                                          $  131,440
                                                                                                           ----------
 Change in net unrealized gain (loss) on:
   Investments                                                                              $3,015,076
   Unfunded corporate loans                                                                     20,452     $3,035,528
                                                                                            ----------     ----------
 Net gain on investments                                                                                   $3,166,968
                                                                                                           ----------
 Net increase in net assets resulting from operations                                                      $4,969,182
                                                                                                           ==========


The accompanying notes are an integral part of these financial statements.   25

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/09 and the Year Ended 12/31/08, respectively


                                                                         Six Months
                                                                            Ended              Year
                                                                           6/30/09            Ended
                                                                         (unaudited)         12/31/08
FROM OPERATIONS:
Net investment income                                                  $   1,802,214      $   3,549,233
Net realized gain on investments                                             131,440          1,071,196
Change in net unrealized gain (loss) on investments                        3,035,528         (5,335,133)
                                                                       -------------      -------------
  Net increase (decrease) in net assets resulting from operations      $   4,969,182      $    (714,704)
                                                                       -------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.30 and $0.57 per share, respectively)                    $  (1,114,558)     $  (2,301,825)
  Class II ($0.29 and $0.54 per share, respectively)                        (696,665)        (1,299,639)
                                                                       -------------      -------------
    Total distributions to shareowners                                 $  (1,811,223)     $  (3,601,464)
                                                                       -------------      -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                       $   8,074,844      $  20,373,599
Reinvestment of distributions                                              1,811,223          3,601,430
Cost of shares repurchased                                               (10,437,043)       (23,770,764)
                                                                       -------------      -------------
  Net increase (decrease) in net assets resulting from
    Portfolio share transactions                                       $    (550,976)     $     204,265
                                                                       -------------      -------------
  Net increase (decrease) in net assets                                $   2,606,983      $  (4,111,903)
NET ASSETS:
Beginning of period                                                       62,863,301         66,975,204
                                                                       -------------      -------------
End of period                                                          $  65,470,284      $  62,863,301
                                                                       -------------      -------------
Distributions in excess of net investment income                       $    (122,884)     $    (113,875)
                                                                       =============      =============


                                   '09 Shares       '09 Amount
                                   (unaudited)      (unaudited)        '08 Shares        '08 Amount
CLASS I
Shares sold                           311,552      $  3,220,581           570,240      $   6,104,758
Reinvestment of distributions         107,113         1,114,558           216,793          2,301,791
Less shares repurchased              (545,040)       (5,649,961)       (1,192,424)       (12,631,635)
                                     --------      ------------        ----------      -------------
  Net decrease                       (126,375)     $ (1,314,822)         (405,391)     $  (4,225,086)
                                     ========      ============        ==========      =============
CLASS II
Shares sold                           468,766      $  4,854,263         1,323,616      $  14,268,841
Reinvestment of distributions          66,927           696,665           122,683          1,299,639
Less shares repurchased              (459,849)       (4,787,082)       (1,062,637)       (11,139,129)
                                     --------      ------------        ----------      -------------
  Net increase                         75,844      $    763,846           383,662      $   4,429,351
                                     ========      ============        ==========      =============


26    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/09 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
The Pioneer Bond VCT Portfolio (the Portfolio) is one of 13 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The Portfolio also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the Portfolio.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Class II shares commenced operations on November 9, 2007. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's prospectuses contain unaudited information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's risks.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements which are consistent with those generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market prices and/or quotations are not readily available are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Portfolio may also use fair value methods to value a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At June 30, 2009, one security has been fair valued, which represents 0.1% of net assets. Temporary cash investments are valued at cost which approximates market value.

   Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/ amortized for financial reporting purposes.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/09 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

B. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2008, the Portfolio had a net capital loss carryforward of $1,513,303, of which the following amounts will expire between 2010 and 2015, if not utilized: $250,361 in 2010, $171,643 in 2011, $241,325 in
   2012, $472,395 in 2013, $280,250 in 2014 and $97,329 in 2015.

   The tax character of current year distributions paid will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2008 and the components of distributable earnings on a federal income tax basis at December 31, 2008, was as follows:

--------------------------------------------------------------------------------
                                                                    2008
--------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary income                                               $ 3,601,464
                                                                -----------
    Total distributions                                         $ 3,601,464
                                                                ===========
  Distributable Earnings:
  Undistributed ordinary income                                 $   118,992
  Capital loss carryforward                                      (1,513,303)
  Unrealized depreciation                                        (4,943,116)
                                                                -----------
    Total                                                       $(6,337,427)
                                                                ===========
--------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized depreciation is primarily attributable to the tax treatment of premium and amortization.

C. Portfolio Shares
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $107,072 in commissions on the sale of Trust shares for the six months ended June 30, 2009. Dividends and distributions to shareowners are recorded on the ex-dividend date.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. The Portfolio declares as daily dividends substantially all of its respective net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that Class I and Class II shares can bear different transfer agent and distribution fees. Dividends and distributions to shareowners are recorded on the ex-dividend date.

D. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary cash investments. Credit Suisse, New York Branch, as the Portfolio's security lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends and interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio will be required to return the cash collateral to

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

E. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be at least equal to or in excess of the value of the repurchase agreement. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit manages the Portfolio. Management fees are calculated at the annual rate of 0.50% of the Portfolio's average daily net assets.

Through May 1, 2010, PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Portfolio to the extent necessary to limit Portfolio expenses to 0.62% of the average daily net assets attributable to Class I shares. Class II shares expenses will be reduced only to the extent portfolio-wide expenses are reduced for Class I shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $963 in management fees, administrative costs and certain other fees payable to PIM at June 30, 2009.

3. Transfer Agent
Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $262 in transfer agent fees payable to PIMSS at June 30, 2009.

4. Distribution Plan
The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $178 in distribution fees payable to PFD at June 30, 2009.

5. Unfunded Loan Commitments
As of June 30, 2009, the Portfolio had unfunded loan commitments of approximately $6,000 (excluding unrealized depreciation on those commitments of $477 as of June 30, 2009) which could be extended at the option of the borrower, pursuant to the following loan agreements:

--------------------------------------------------------------------------------
                                                                    Unfunded
Borrower                                                           Commitment
--------------------------------------------------------------------------------
 Bausch & Lomb, Inc., Delayed Draw Loan, 4/24/15                    $ 6,000
--------------------------------------------------------------------------------

6. Subsequent Events
In preparing these financial statements, the Adviser has evaluated the impact of all subsequent events and transactions for potential recognition or disclosure through August 12, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

[Logo]PIONEER
      Investments(R)

Pioneer Variable Contracts Trust


Officers                                          Trustees
John F. Cogan, Jr., President                     John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President     David R. Bock
Mark E. Bradley, Treasurer                        Mary K. Bush
Dorothy E. Bourassa, Secretary                    Benjamin M. Friedman
                                                  Margaret B.W. Graham
                                                  Daniel K. Kingsbury
                                                  Thomas J. Perna
                                                  Marguerite A. Piret
                                                  Stephen K. West


Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

30
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
[Logo]PIONEER
      Investments(R)

Pioneer Variable Contracts Trust

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                            [Logo]PIONEER
                                                                  Investments(R)





                                                PIONEER VARIABLE CONTRACTS TRUST


                           Pioneer Cullen Value VCT Portfolio -- Class II Shares





                                                               SEMIANNUAL REPORT
                                                                   June 30, 2009

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------

Pioneer Cullen Value VCT Portfolio

  Portfolio and Performance Update                                            2

  Comparing Ongoing Portfolio Expenses                                        3

  Portfolio Management Discussion                                             4

  Schedule of Investments                                                     6

  Financial Statements                                                        9

  Notes to Financial Statements                                              13

  Trustees, Officers and Service Providers                                   16

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/09
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Common Stocks                                                         77.1%
Depositary Receipts for International Stocks                               20.8%
Temporary Cash Investment                                                   2.1%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Industrials                                                                21.4%
Consumer Staples                                                           16.1%
Information Technology                                                     14.9%
Health Care                                                                13.7%
Financials                                                                 10.7%
Telecommunication Services                                                  7.9%
Consumer Discretionary                                                      6.9%
Energy                                                                      5.5%
Materials                                                                   2.9%

Five Largest Holdings
(As a percentage of equity holdings)*

1.   Oracle Corp.               4.02%
2.   Microsoft Corp.            3.71
3.   JPMorgan Chase & Co.       3.29
4.   ITT Corp.                  3.26
5.   Johnson & Johnson          3.17

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/09
--------------------------------------------------------------------------------

Prices and Distributions

                                  6/30/09     12/31/08
Net Asset Value per Share         $  8.72     $   9.03

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/09 - 6/30/09)          Income         Capital Gains     Capital Gains
                            $ 0.0676       $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Cullen Value VCT Portfolio at net asset value, compared to that of the Standard & Poor's (S&P) 500 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                Pioneer Cullen
                VCT Portfolio,          S&P 500
                   Class II              Index
3/05                10,000               10,000
6/05                10,131               10,137
6/06                11,702               11,011
6/07                13,740               13,276
6/08                12,395               11,535
6/09                 9,047                8,514

The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2009)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Life-of-Class
(3/18/05)                                                                 -2.45%
1 Year                                                                   -27.01%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.  Divide your account value by $1,000
    Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Cullen Value VCT Portfolio

Based on actual returns from January 1, 2009 through June 30, 2009.



Share Class                                                              II
--------------------------------------------------------------------------------
Beginning Account Value On 1/1/09                                    $ 1,000.00
Ending Account Value On 6/30/09                                      $   973.20
Expenses Paid During Period*                                         $     4.89

* Expenses are equal to the Portfolio's annualized expense ratio of 1.00% for Class II shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Cullen Value VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2009 through June 30, 2009.

Share Class                                                              II
--------------------------------------------------------------------------------
Beginning Account Value On 1/1/09                                     $ 1,000.00
Ending Account Value On 6/30/09                                       $ 1,019.84
Expenses Paid During Period*                                          $     5.01

* Expenses are equal to the Portfolio's annualized expense ratio of 1.00% for Class II shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/09
--------------------------------------------------------------------------------

Domestic stock prices continued to move lower during the first two months of 2009, continuing in the downward trajectory that dominated much of 2008. However, the prolonged market slide suddenly reversed course in March. Lower-quality, higher-volatility stocks led a dramatic resurgence during March and April, before the new market trend appeared to broaden in May and June. In the following interview, James P. Cullen, President of Cullen Capital Management LLC, discusses the factors that influenced the performance of Pioneer Cullen Value VCT Portfolio during the six months ended June 30, 2009. Mr. Cullen oversees the team responsible for the daily management of the Portfolio.

Q:   How did the Portfolio perform during the first half of 2009?

A: Pioneer Cullen Value VCT Portfolio Class II shares returned -2.68% at net asset value during the six months ended June 30, 2009. For the same six months, the Portfolio's benchmark, the Standard & Poor's 500 Index (the S&P
     500), returned 3.19%, while the average return of the 125 variable portfolios in Lipper's Large Cap Value category was 0.43%.

Q: What were the principal factors affecting the Portfolio's performance over the six months ended June 30, 2009?

A: The period began, in January and February, with the equity market continuing the prolonged descent that dramatically pulled down prices during the final few months of 2008. However, the environment changed suddenly after prices appeared to reach a bottom in early March 2009. Stock valuations shot up sharply during March and April and then continued their ascent at a more moderate pace in May and June. Over the six months ended June 30, 2009, the market's performance was led by the lower-quality, more volatile stocks that had suffered the steepest declines in the previous market downturn. Throughout the six months, we continued to follow our long-term discipline, focusing on investing in companies with strong balance sheets, relatively low valuations and more consistent earnings. This strategy had helped the Portfolio withstand the worst effects of the market slump in 2008, but the focus on higher-quality names impeded the Portfolio's relative performance during the six months ended June 30, 2009.

     The market recovery appeared to be consistent with historical trends, in which prolonged bear markets end with sudden, sharp comebacks led by stocks of lower-quality companies. In the past, however, such rallies tended to broaden to include other, more stable company stocks, and value-oriented strategies have tended to do very well over the longer term. The trend played out, for example, after stocks emerged from low points in 1932 and 1981. We think we may have begun to see this broadening take hold in May and June 2009, but we also believe the short-term outlook is likely to continue to be volatile. Despite the rally and the improved market environment, the overall economy continues to be in recession and we anticipate continued bad news on employment and corporate earnings in the days and weeks ahead. We do think the bear market has been broken, though, and that stocks are likely to move upward in advance of an economic recovery, as has occurred in the past.

Q:   How was the Portfolio positioned during the six months ended June 30, 2009?

A: We continued to be guided by our long-term discipline, which emphasizes better-quality companies with higher-quality credit ratings, good relative earnings, and healthy stock dividends. Our stock-selection process had resulted in greater emphasis on more defensive sectors, such as consumer staples and health care. As the period progressed, we somewhat lowered the Portfolio's exposure to the more defensive areas of the market, as we started to invest Portfolio assets selectively in a few more aggressive stocks. Among the notable newer Portfolio investments were Microsoft, the software industry leader; Boeing, the major aircraft designer and builder; ABB, the Swiss power projects manager; and investment banks Goldman Sachs and Morgan Stanley.

     Microsoft's stock price had fallen to a very attractive level and we believe its longer-term prospects will improve as it introduces new products. Boeing's valuation also had declined substantially, but the company has a large backlog of orders for airplanes,

A Word About Risk:

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. The Portfolio invests in a limited number of securities and, as a result, the Portfolio's performance may be more volatile than the performance of other portfolios holding more securities. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     including for the much-anticipated new 787 model, the "Dreamliner." ABB is a giant infrastructure company and we believe it should benefit from huge stimulus spending around the world. Prospects for Goldman Sachs and Morgan Stanley looked better to us, as both institutions had returned the federal government's emergency Troubled Asset Relief Program (TARP) assistance funds, and many of their competitors disappeared in the aftermath of the global credit crisis. Our greater emphasis on more economically sensitive stocks did not prevent us, however, from maintaining the Portfolio's healthy exposure to the consumer staples area, where we see sustained opportunities from increasing consumer spending throughout the world.

Q: What investments or sector allocations most influenced the Portfolio's performance during the six months ended June 30, 2009?

A: An underweighted position and good stock selection led to strong Portfolio performance in the energy sector, while stock selections in the consumer discretionary and industrials groups also helped. The Portfolio's underweight in technology detracted, however, from results. Our de-emphasis of financials stocks helped Portfolio returns in the first three months of the period, but hurt returns during the second three months as the market rallied.

     Russian energy company Gazprom was a solid performer in energy, while automotive component producer BorgWarner led the Portfolio's consumer discretionary results. ABB and Canadian rail operators CNI and CP did well in the industrials sector. Several of the poorer Portfolio performers were from the financials sector, including Bank of America and Chubb. The Portfolio also had notable disappointments in the pharmaceuticals industry, where GlaxoSmithKline and Eli Lilly both posted disappointing results.

Q:   What is your investment outlook?

A: We have long maintained that stocks tend to emerge from bear markets long before recessions end. Our historical research also indicates that value disciplines, such as ours, have had excellent opportunities in the five years following a market bottoming. While the economic recovery may not be smooth, we do not believe that investors should wait for all economic indicators to turn up before they commit to the market. The period of early recovery has been a key time for investors to reenter the market, especially when they have used a strict investment discipline and maintain a five-year time horizon.

     The broadening of market trends in May and June 2009 has positive implications for the durability of the economic recovery, as companies with stronger fundamentals are beginning to participate in the rally. For this Portfolio, we continue to favor investments in multinational industrial, consumer goods and health care corporations, with predictable and stable cash flows, dividend support and strong balance sheets.







     Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

     Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/09 (UNAUDITED)
--------------------------------------------------------------------------------

     Shares                                                  Value
                  COMMON STOCKS - 88.0%
                  Energy - 4.9%
                  Integrated Oil & Gas - 1.2%
     22,900       Gazprom OAO (A.D.R.)*                    $   463,725
                                                           -----------
                  Oil & Gas Drilling - 1.9%
     20,400       ENSCO International, Inc.                $   711,348
                                                           -----------
                  Oil & Gas Exploration & Production - 1.8%
     12,400       Devon Energy Corp.                       $   675,800
                                                           -----------
                  Total Energy                             $ 1,850,873
                                                           -----------
                  Materials - 2.6%
                  Construction Materials - 0.6%
     23,200       Cemex SA (A.D.R.)*(b)                    $   216,688
                                                           -----------
                  Diversified Metals & Mining - 1.6%
     42,000       Anglo American Plc (A.D.R.)              $   614,880
                                                           -----------
                  Forest Products - 0.4%
      5,000       Weyerhaeuser Co.                         $   152,150
                                                           -----------
                  Total Materials                          $   983,718
                                                           -----------
                  Capital Goods - 15.6%
                  Aerospace & Defense - 10.7%
     24,300       Boeing Co.                               $ 1,032,750
     24,600       ITT Corp.                                  1,094,700
     21,500       Raytheon Co.                                 955,245
     19,300       United Technologies Corp.                  1,002,828
                                                           -----------
                                                           $ 4,085,523
                                                           -----------
                  Heavy Electrical Equipment - 2.1%
     50,400       ABB, Ltd. (A.D.R.)*                      $   795,312
                                                           -----------
                  Industrial Conglomerates - 2.8%
     17,600       3M Co.                                   $ 1,057,760
                                                           -----------
                  Total Capital Goods                      $ 5,938,595
                                                           -----------
                  Transportation - 3.2%
                  Air Freight & Couriers - 1.2%
      8,300       FedEx Corp.                              $   461,646
                                                           -----------
                  Railroads - 2.0%
      9,400       Canadian National Railway Co.            $   403,824
      9,000       Canadian Pacific Railway, Ltd.               358,200
                                                           -----------
                                                           $   762,024
                                                           -----------
                  Total Transportation                     $ 1,223,670
                                                           -----------
                  Automobiles & Components - 2.3%
                  Auto Parts & Equipment - 2.3%
     25,400       BorgWarner, Inc. (b)                     $   867,410
                                                           -----------
                  Total Automobiles & Components           $   867,410
                                                           -----------
                  Media - 2.7%
                  Movies & Entertainment - 2.7%
     43,600       The Walt Disney Co.                      $ 1,017,188
                                                           -----------
                  Total Media                              $ 1,017,188
                                                           -----------

     Shares                                                      Value
                  Retailing - 1.1%
                  Home Improvement Retail - 1.1%
     18,500       Home Depot, Inc.                         $   437,155
                                                           -----------
                  Total Retailing                          $   437,155
                                                           -----------
                  Food, Beverage & Tobacco - 11.4%
                  Agricultural Products - 2.2%
      7,800       Archer Daniels Midland Co.               $   208,806
     10,700       Bunge, Ltd. (b)                              644,675
                                                           -----------
                                                           $   853,481
                                                           -----------
                  Distillers & Vintners - 1.5%
     10,300       Diageo Plc (A.D.R.)                      $   589,675
                                                           -----------
                  Packaged Foods & Meats - 7.7%
     40,000       Kraft Foods, Inc.                        $ 1,013,600
     23,200       Nestle SA (A.D.R.)                           873,874
     43,500       Unilever NV (A.D.R.)                       1,051,830
                                                           -----------
                                                           $ 2,939,304
                                                           -----------
                  Total Food, Beverage & Tobacco           $ 4,382,460
                                                           -----------
                  Household & Personal Products - 2.6%
                  Household Products - 2.6%
     19,300       Kimberly-Clark Corp.                     $ 1,011,899
                                                           -----------
                  Total Household &
                  Personal Products                        $ 1,011,899
                                                           -----------
                  Health Care Equipment & Services - 1.9%
                  Health Care Equipment - 1.9%
     19,100       Covidien, Ltd.                           $   715,104
                                                           -----------
                  Total Health Care Equipment &
                  Services                                 $   715,104
                                                           -----------
                  Pharmaceuticals & Biotechnology - 10.2%
                  Pharmaceuticals - 10.2%
     20,800       AstraZeneca Plc (A.D.R.)                 $   918,112
     50,100       Bristol-Myers Squibb Co.                   1,017,531
     25,500       Eli Lilly & Co.                              883,320
     18,700       Johnson & Johnson                          1,062,160
                                                           -----------
                                                           $ 3,881,123
                                                           -----------
                  Total Pharmaceuticals &
                  Biotechnology                            $ 3,881,123
                                                           -----------
                  Diversified Financials - 7.0%
                  Diversified Financial Services - 4.6%
     48,500       Bank of America Corp.                    $   640,200
     32,400       JPMorgan Chase & Co.                       1,105,164
                                                           -----------
                                                           $ 1,745,364
                                                           -----------
                  Investment Banking & Brokerage - 2.4%
      3,800       Goldman Sachs Group, Inc.                $   560,272
     12,400       Morgan Stanley                               353,524
                                                           -----------
                                                           $   913,796
                                                           -----------
                  Total Diversified Financials             $ 2,659,160
                                                           -----------

6    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                 Value
              Insurance - 2.4%
              Property & Casualty Insurance - 2.4%
  23,500      Chubb Corp.                          $   937,180
                                                   -----------
              Total Insurance                      $   937,180
                                                   -----------
              Software & Services - 6.8%
              Systems Software - 6.8%
  52,300      Microsoft Corp.                      $ 1,243,171
  63,000      Oracle Corp.                           1,349,460
                                                   -----------
                                                   $ 2,592,631
                                                   -----------
              Total Software & Services            $ 2,592,631
                                                   -----------
              Technology Hardware & Equipment - 6.3%
              Communications Equipment - 2.0%
  53,600      Nokia Corp. (A.D.R.)                 $   781,488
                                                   -----------
              Computer Hardware - 2.6%
  25,300      Hewlett-Packard Co.                  $   977,845
                                                   -----------
              Technology Distributors - 1.7%
  22,500      Arrow Electronics, Inc.*             $   477,900
   7,500      Avnet, Inc.*                             157,725
                                                   -----------
                                                   $   635,625
                                                   -----------
              Total Technology Hardware &
              Equipment                            $ 2,394,958
                                                   -----------
              Telecommunication Services - 7.0%
              Integrated Telecommunication
              Services - 4.8%
  35,100      AT&T Corp.                           $   871,884
  31,100      Verizon Communications, Inc.             955,703
                                                   -----------
                                                   $ 1,827,587
                                                   -----------
              Wireless Telecommunication
              Services - 2.2%
  42,300      Vodafone Group Plc (A.D.R.)          $   824,427
                                                   -----------
              Total Telecommunication Services     $ 2,652,014
                                                   -----------
              TOTAL COMMON STOCKS
              (Cost $35,454,279)                   $33,545,138
                                                   -----------

 Principal
Amount ($)                                              Value
             TEMPORARY CASH INVESTMENTS - 1.9%
             Securities Lending Collateral - 1.9% (c)
             Certificates of Deposit:
    15,959   Abbey National Plc, 1.27%, 8/13/09     $    15,959
    23,936   Royal Bank of Canada NY,
             1.19%, 8/7/09                               23,936
    28,727   Svenska Bank NY, 1.48%, 7/8/09              28,727
    31,886   Cafco, 0.40%, 10/1/09                       31,886
    22,326   Ciesco, 0.40%, 9/1/09                       22,326
    23,938   Fasco, 0.25%, 7/10/09                       23,938
    31,890   Kithaw, 0.40%, 9/21/09                      31,890
    31,911   Merrill Lynch, 0.61%, 8/14/09               31,911
    31,919   CBA, 1.35%, 7/16/09                         31,919
    31,919   Societe Generale, 1.06%, 9/4/09             31,919
    31,919   U.S. Bank NA, 0.76%, 8/24/09                31,919
                                                    -----------
                                                    $   306,330
                                                    -----------
             Commercial Paper:
    31,919   Monumental Global Funding, Ltd.,
             1.28%, 8/17/09                         $    31,919
    15,959   CME Group, Inc., 1.21%, 8/6/09              15,959
    23,948   GE, 0.47%, 9/18/09                          23,948
     6,443   GE, 0.79%, 10/26/09                          6,443
    31,344   American Honda Finance Corp.,
             1.27%, 7/14/09                              31,344
    31,919   HSBC Bank, Inc., 1.31%, 8/14/09             31,919
     7,980   IBM, 0.88%, 9/25/09                          7,980
    28,727   New York Life Global, 0.75%, 9/4/09         28,727
                                                    -----------
                                                    $   178,239
                                                    -----------
             Tri-party Repurchase Agreements:
    89,372   Deutsche Bank, 0.08%, 7/1/09           $    89,372
   106,415   Barclays Capital Markets,
             0.01%, 7/1/09                              106,415
                                                    -----------
                                                    $   195,787
                                                    -----------

The accompanying notes are an integral part of these financial statements.    7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/09 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

  Shares                                              Value
              Money Market Mutual Fund:
  31,919      JPMorgan U.S. Government Money
              Market Fund                       $    31,919
                                                -----------
              Total Securities Lending
              Collateral                        $   712,275
                                                -----------
              TOTAL TEMPORARY CASH
              INVESTMENTS
              (Cost $712,275)                   $   712,275
                                                -----------
              TOTAL INVESTMENT IN
              SECURITIES - 89.9%
              (Cost $36,166,554)(a)             $34,257,413
                                                -----------
              OTHER ASSETS AND
              LIABILITIES - 10.1%               $ 3,856,038
                                                -----------
              TOTAL NET ASSETS - 100.0%         $38,113,451
                                                ===========


(A.D.R.) American Depositary Receipt

*        Non-income producing security.

(a) At June 30, 2009, the net unrealized loss on investments based on cost for federal income tax purposes of $36,228,265 was as follows:


         Aggregate gross unrealized gain for all investments in which
            there is an excess of value over tax cost                   $   974,506
         Aggregate gross unrealized loss for all investments in which
            there is an excess of tax cost over value                    (2,945,358)
                                                                        -----------
         Net unrealized loss                                            $(1,970,852)
                                                                        ===========

(b)      At June 30, 2009, the following securities were out on loan:



   Shares      Description               Value
    10,000     BorgWarner, Inc.       $ 341,500
     4,700     Bunge, Ltd.              283,175
     7,000     Cemex SA (A.D.R.)*        65,380
                                      ---------
               Total                  $ 690,055
                                      =========

(c)      Securities lending collateral is managed by Credit Suisse, New York
         Branch.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2009 aggregated $19,831,747 and $1,117,891, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of June 30, 2009, in valuing the Portfolio's assets:

                                 Level 1      Level 2    Level 3       Total
--------------------------------------------------------------------------------
Common Stocks                $33,545,138    $      -      $   -    $33,545,138
Temporary Cash Investments        31,919     680,356          -        712,275
                             -----------    --------      -----    -----------
Total                        $33,577,057    $680,356      $   -    $34,257,413
                             ===========    ========      =====    ===========

8    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               Six Months
                                                                 Ended           Year
                                                                6/30/09          Ended
                                                              (unaudited)      12/31/08
Class II
Net asset value, beginning of period                           $    9.03       $   13.56
                                                               ---------       ---------
Increase (decrease) from investment operations:
 Net investment income (loss)                                  $   (0.06)      $    0.17
 Net realized and unrealized gain (loss) on investments            (0.18)          (4.54)
                                                               ---------       ---------
  Net increase (decrease) from investment operations           $   (0.24)      $   (4.37)
Distributions to shareowners:
 Net income                                                        (0.07)          (0.16)
 Net realized gain                                                     -            0.00(c)
                                                               ---------       ---------
 Net investment increase (decrease) in net asset value         $   (0.31)      $   (4.53)
                                                               ---------       ---------
 Net asset value, end of period                                $    8.72       $     9.03
                                                               =========       =========
Total return*                                                      (2.68)%        (32.54)%
Ratio of net expenses to average net assets+                        1.00%**         1.00%
Ratio of net investment income to average net assets+               1.97%**         1.52%
Portfolio turnover rate                                               12%**           31%
Net assets, end of period (in thousands)                       $  38,113       $  14,708
Ratios assuming no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                       1.35%**         1.55%
 Net investment income (loss)                                       1.62%**         0.97%


                                                                  Year        Year     3/18/05 (a)
                                                                 Ended       Ended         to
                                                                12/31/07    12/31/06    12/31/05
Class II
Net asset value, beginning of period                            $ 12.85     $ 10.99      $ 10.00
                                                                -------     -------      -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                   $  0.14     $  0.12      $  0.04
 Net realized and unrealized gain (loss) on investments            0.68        1.76         0.95
                                                                -------     -------      -------
  Net increase (decrease) from investment operations            $  0.82     $  1.88      $  0.99
Distributions to shareowners:
 Net income                                                      ( 0.11)      (0.02)           -
 Net realized gain                                                    -           -            -
                                                                -------     -------      -------
 Net investment increase (decrease) in net asset value          $  0.71     $  1.86      $  0.99
                                                                -------     -------      -------
 Net asset value, end of period                                 $ 13.56     $ 12.85      $ 10.99
                                                                =======     =======      =======
Total return*                                                      6.40%      17.14%        9.90%(b)
Ratio of net expenses to average net assets+                       1.00%       1.00%        1.00%**
Ratio of net investment income to average net assets+              1.43%       1.70%        1.13%**
Portfolio turnover rate                                              17%         19%          34%(b)
Net assets, end of period (in thousands)                        $20,560     $14,290      $ 4,523
Ratios assuming no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                      1.32%       1.68%        5.71%**
 Net investment income (loss)                                      1.11%       1.02%       (3.58)%**

(a)  Class II shares were first publicly offered on March 18, 2005.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**   Annualized.
(b)  Not annualized.
(c)  Amount rounds to less than one cent per share.
+    Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.


The accompanying notes are an integral part of these financial statements.    9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/09 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (including securities loaned of $690,055) (cost $36,166,554)      $ 34,257,413
 Cash                                                                                          4,730,016
 Receivables --
 Portfolio shares sold                                                                         1,095,802
 Dividends                                                                                        59,479
 Other                                                                                               211
                                                                                            ------------
  Total assets                                                                              $ 40,142,921
                                                                                            ------------
LIABILITIES:
 Payables --
 Investment securities purchased                                                            $  1,275,930
 Portfolio shares repurchased                                                                     11,615
 Upon return of securities loaned                                                                712,275
 Due to affiliates                                                                                   931
 Accrued expenses                                                                                 28,719
                                                                                            ------------
  Total liabilities                                                                         $  2,029,470
                                                                                            ------------
NET ASSETS:
 Paid-in capital                                                                            $ 42,348,110
 Undistributed net investment income                                                             190,780
 Accumulated net realized loss on investments                                                 (2,516,298)
 Net unrealized loss on investments                                                           (1,909,141)
                                                                                            ------------
  Total net assets                                                                          $ 38,113,451
                                                                                            ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class II ($38,113,451/4,372,552)                                                           $       8.72
                                                                                            ============

10    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
For the Six Months Ended 6/30/09

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $12,532)                               $282,772
 Interest                                                                              1,546
 Income from securities loaned, net                                                    3,484
                                                                                    --------
  Total investment income                                                                        $    287,802
                                                                                                 ------------
EXPENSES:
 Management fees                                                                    $ 67,845
 Transfer agent fees                                                                     744
 Distribution fees                                                                    24,230
 Administrative reimbursements                                                         3,686
 Custodian fees                                                                        1,782
 Professional fees                                                                    25,997
 Printing expense                                                                      3,733
 Fees and expenses of nonaffiliated trustees                                           2,988
 Miscellaneous                                                                           168
                                                                                    --------
  Total expenses                                                                                 $    131,173
  Less fees waived and expenses reimbursed by Pioneer Investment Management, Inc.                     (34,246)
                                                                                                 ------------
  Net expenses                                                                                   $     96,927
                                                                                                 ------------
   Net investment income                                                                         $    190,875
                                                                                                 ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized loss on investments                                                                $ (1,459,319)
                                                                                                 ------------
 Change in net unrealized gain on investments                                                    $  2,178,383
                                                                                                 ------------
  Net gain on investments                                                                        $    719,064
                                                                                                 ------------
  Net increase in net assets resulting from operations                                           $    909,939
                                                                                                 ============

The accompanying notes are an integral part of these financial statements.    11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/09 and the Year Ended 12/31/08, respectively

                                                                         Six Months
                                                                           Ended
                                                                          6/30/09          Year Ended
                                                                        (unaudited)         12/31/08
FROM OPERATIONS:
Net investment income                                                  $    190,875      $    279,826
Net realized loss on investments                                         (1,459,319)       (1,037,996)
Change in net unrealized gain (loss) on investments                       2,178,383        (6,495,353)
                                                                       ------------      ------------
  Net increase (decrease) in net assets resulting from operations      $    909,939      $ (7,253,523)
                                                                       ------------      ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class II ($0.07 and $0.16 per share, respectively)                   $   (279,760)     $   (252,588)
Net realized gain:
  Class II ($0.00 and $0.00 per share, respectively)                              -              (629)
                                                                       ------------      ------------
    Total distributions to shareowners                                 $   (279,760)     $   (253,217)
                                                                       ------------      ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                       $ 25,153,142      $  9,048,263
Reinvestment of distributions                                               279,760           253,216
Cost of shares repurchased                                               (2,657,493)       (7,647,140)
                                                                       ------------      ------------
  Net increase in net assets resulting from
    Portfolio share transactions                                       $ 22,775,409      $  1,654,339
                                                                       ------------      ------------
  Net increase (decrease) in net assets                                $ 23,405,588      $ (5,852,401)
NET ASSETS:
Beginning of period                                                      14,707,863        20,560,264
                                                                       ------------      ------------
End of period                                                          $ 38,113,451      $ 14,707,863
                                                                       ============      ============
Undistributed net investment income                                    $    190,780      $    279,665
                                                                       ============      ============


                                   '09 Shares       '09 Amount       '08 Shares       '08 Amount
                                   (unaudited)      (unaudited)
CLASS II
Shares sold                         3,033,127      $ 25,153,142        759,584      $  9,048,263
Reinvestment of distributions          32,046           279,760         20,503           253,216
Less shares repurchased              (321,994)       (2,657,493)      (666,877)       (7,647,140)
                                    ---------      ------------       --------      ------------
  Net increase                      2,743,179      $ 22,775,409        113,210      $  1,654,339
                                    =========      ============       ========      ============

12   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/09 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer Cullen Value VCT Portfolio (the Portfolio) is one of 13 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is capital appreciation. Current income is a secondary objective.

The Portfolio offers one class of shares designated as Class II shares. The Portfolio commenced operations on March 18, 2005.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's principal risks.

The following is a summary of significant accounting policies consistently followed by the Trust, in the preparation of its financial statements which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the NYSE. The value of such securities used in computing the net asset value of the Portfolio's shares is based on the last sale price on the principal exchange where they are traded. The Portfolio may also use fair value methods to value a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At June 30, 2009, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Temporary cash investments are valued at cost, which approximates market value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or as from net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2008, the Portfolio had a net capital loss carryforward of $995,268, which will expire in 2016 if not utilized.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/09 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

   The tax character of current year distributions paid will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2008 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2008, were as follows:
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          2008
--------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary income                                                    $   252,668
  Long-term capital gain                                                     549
                                                                     -----------
    Total distributions                                              $   253,217
                                                                     -----------
  Distributable Earnings
  (Accumulated Losses):
  Undistributed ordinary income                                      $   279,665
  Capital loss carryforward                                             (995,268)
  Unrealized depreciation                                             (4,149,235)
                                                                     -----------
    Total                                                            $(4,864,838)
                                                                     ===========
--------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales.

C. Portfolio Shares
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $107,072 in underwriting commissions on the sale of Trust shares for the six months ended June 30, 2009. Distribution fees are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio. Dividends and distributions to shareowners are recorded on the ex-dividend date.

D. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary cash investments. Credit Suisse, New York Branch, as the Portfolio's securities lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends and interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio will be required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

E. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be at least equal to or in excess of the value of the repurchase agreement. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Portfolio's average daily net assets.

PIM, and not the Portfolio, pays a portion of the fee it receives from the Portfolio to Cullen Capital Management LLC as compensation for Cullen's subadvisory services to the Portfolio.

Through May 1, 2010, PIM has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses to 1.00% of the average daily net assets attributable to Class II shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $553 in management fees, administrative costs and certain other fees payable to PIM at June 30, 2009.

3. Transfer Agent
Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $122 in transfer agent fees payable to PIMSS at June 30, 2009.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4. Distribution Plan
The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $256 in distribution fees payable to PFD at June 30, 2009.

5. Subsequent Events
In preparing these financial statements, the Adviser has evaluated the impact of all subsequent events and transactions for potential recognition or disclosure through August 12, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

[LOGO]PIONEER
      Investments(R)

Pioneer Variable Contracts Trust


Officers                                          Trustees
John F. Cogan, Jr., President                     John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President     David R. Bock
Mark E. Bradley, Treasurer                        Mary K. Bush
Dorothy E. Bourassa, Secretary                    Benjamin M. Friedman
                                                  Margaret B.W. Graham
                                                  Daniel K. Kingsbury
                                                  Thomas J. Perna
                                                  Marguerite A. Piret
                                                  Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

[LOGO]PIONEER
      Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                                   19637-03-0809


                                                                   [LOGO]PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST
                 Pioneer Emerging Markets VCT Portfolio -- Class I and II Shares



                                                               SEMIANNUAL REPORT
                                                                   June 30, 2009

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------


Pioneer Emerging Markets VCT Portfolio
  Portfolio and Performance Update               2
  Comparing Ongoing Portfolio Expenses           3
  Portfolio Management Discussion                4
  Schedule of Investments                        6
  Financial Statements                          10
  Notes to Financial Statements                 15
  Trustees, Officers and Service Providers      19

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/09
--------------------------------------------------------------------------------
Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

International Common Stocks                                             55.7%
Depositary Receipts for International Stocks                            36.5%
Temporary Cash Investments                                               5.1%
U.S. Common Stocks                                                       1.8%
International Preferred Stocks                                           0.9%

Geographical Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

Brazil                                                                  17.5%
People's Republic of China                                              17.2%
South Africa                                                            10.3%
India                                                                    8.7%
South Korea                                                              8.0%
Russia                                                                   7.9%
Taiwan                                                                   7.4%
Israel                                                                   3.6%
Indonesia                                                                3.2%
Hong Kong                                                                3.1%
Turkey                                                                   3.0%
Mexico                                                                   2.1%
United States                                                            2.0%
Peru                                                                     1.4%
Philippines                                                              1.0%
Other (individually less than 1%)                                        3.6%

Five Largest Holdings
(As a percentage of equity holdings)*

 1.      Petrobras Brasileiro SA
          (A.D.R.)                       4.04%
 2.      China Mobile (Hong Kong),
          Ltd. (A.D.R.)                   2.88
 3.      Vale SA (A.D.R.)                 2.75
 4.       Gazprom OAO (A.D.R.)            2.69
 5.      Samsung Electronics
           Co., Ltd.                      2.40

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/09

Prices and Distributions


Net Asset Value per Share     6/30/09       12/31/08
  Class I                     $ 21.11       $ 15.84
  Class II                    $ 20.85       $ 15.62


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/09 - 6/30/09)          Income         Capital Gains     Capital Gains
  Class I                   $ 0.2478       $ -               $ -
  Class II                  $ 0.1857       $ -               $ -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Emerging Markets VCT Portfolio at net asset value, compared to that of the Morgan Stanley Capital International (MSCI) Emerging Markets Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL]

             Pioneer             Pioneer
         Emerging Markets    Emerging Markets
           VCT Pioneer,        VCT Pioneer,       MSCI Emerging
             Class I             Class II         Markets Index
6/99          10,000            10,000            10,000
              12,269            12,229            10,947
6/01           8,340             8,301             8,120
               8,636             8,571             8,226
6/03           9,250             9,162             8,799
              12,053            11,917            11,747
6/05          15,900            15,677            15,846
              22,703            22,339            21,536
6/07          34,137            33,508            31,324
              35,493            34,748            32,856
6/09          22,739            22,212            23,715



The Morgan Stanley Capital International (MSCI) Emerging Markets Index measures the performance of emerging market stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2009)
-----------------------------------

-----------------------------------

             Class I       Class II
10 Years       8.56%         8.31%
5 Years       13.54%        13.26%
1 Year       -35.93%       -36.08%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------
As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value - $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets VCT Portfolio

Based on actual returns from January 1, 2009 through June 30, 2009.



Share Class                                         I               II
--------------------------------------------------------------------------
Beginning Account Value on 1/1/09              $ 1,000.00       $ 1,000.00
Ending Account Value on 6/30/09                $ 1,348.50       $ 1,346.80
Expenses Paid During Period*                   $     8.85       $    10.30

* Expenses are equal to the Portfolio's annualized expense ratio of 1.52% and 1.77% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2009 through June 30, 2009.

Share Class                                         I               II
--------------------------------------------------------------------------
Beginning Account Value on 1/1/09              $ 1,000.00       $ 1,000.00
Ending Account Value on 6/30/09                $ 1,017.26       $ 1,016.02
Expenses Paid During Period*                   $     7.60       $     8.85

* Expenses are equal to the Portfolio's annualized expense ratio of 1.52% and 1.77% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/09
--------------------------------------------------------------------------------
In the following interview, Christopher Smart, Portfolio Manager of the Pioneer Emerging Markets VCT Portfolio, discusses the factors that influenced the Portfolio's performance during the six months ended June 30, 2009.

Q: How did emerging markets stocks and the Portfolio perform during the six months ended June 30, 2009?

A: After generating an exceptionally poor performance in 2008, emerging markets stocks staged a dramatic rebound during the first half of 2009. The Portfolio's benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index, returned 36.22% during the six months ended June 30, 2009. The emerging markets continued to outperform the developed markets, with the MSCI Emerging Markets Index outpacing the 6.79% return of the MSCI World Index by nearly 30 percentage points.

   The Portfolio's Class I shares returned 34.85% at net asset value over the six months ended June 30, 2009, and Class II shares returned 34.68%. Over the same six months, the average return of the 65 variable portfolios in Lipper's Emerging Markets category was 32.06%, while the benchmark MSCI Emerging Markets Index, as noted above, returned 36.22%.

Q: What were the key factors that aided the Portfolio's performance over the six months ended June 30, 2009?

A: We believe an important element of the Portfolio's strong performance was the fact that we stuck to our investment strategy throughout the down market of 2008. Our approach incorporates both top-down analysis -- we look for markets that can perform well because of their superior growth -- as well as bottom-up research that seeks to determine which companies can generate the best performance within those markets. This has led us to emphasize stocks with healthier balance sheets and exposure to strong domestic consumption and investment, a positive for performance at a time of heightened market volatility. At the same time, we have avoided markets and companies that are more dependent on global consumer demand, exports, or the performance of the broader financial markets.

   An example of this process at work was the Portfolio's positioning in China, where our focus on stocks levered to domestic growth paid off. Among the Portfolio's notable outperformers in China were ZTE, a telecommunications hardware company that makes handsets, cell towers, and switches for the wireless industry; and China Shipping Development, an oil and coal shipping company whose shares gained 34.9% on the prospects for rising industrial activity.

   Indonesia was a further source of strong performance for the Portfolio. The Indonesian government, by virtue of its improved fiscal balance, has been in a position to cut interest rates and increase its spending on infrastructure. This provided a boost to domestic demand, which helped the performance of the Portfolio's position in Astra International, a manufacturer of cars and motorcycles that saw its shares gain more than 147% on the expectation of rising consumer spending. The stability of Indonesia's economy was also a positive for banking stocks, helping the performance of the Portfolio's investment in Bank Rakyat Indonesia.

A Word About Risk:

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Q: What elements of your positioning hurt the Portfolio's performance during the six months ended June 30, 2009?

A: Our caution with regard to export-dependent countries led us to underweight the Portfolio in South Korea, whose large electronics industry means that its growth is heavily dependent on global demand. While we expected this factor to hamper South Korea's economy, the stock market in fact held up relatively well during the six months ended June 30, 2009, due to the stimulus provided by the country's government and central bank. Similarly, the Portfolio was hurt by being underweight in India early in the period. Although we began to add to the Portfolio's weighting in India as 2009 progressed, we did not implement this shift quickly enough.

   In terms of individual detractors, stocks that hurt relative performance were largely those that generated large dividends but offered more subdued growth prospects. At a time of elevated investor risk appetites, these laggards were generally more defensive stocks such as Philippine Long Distance Telephone Company, and Hindustan Unilever, an Indian consumer products company.

Q: Do you have any closing thoughts for investors?

A: We continue to believe the emerging markets are a source of excellent long-term investment opportunities. It is true that the asset class has gained 50% in just a few months, but it is also important to remember that the emerging markets are still down by approximately 40% from previous highs. While the recovery is unlikely to continue in a straight line, we believe the emerging markets contain some of the most attractive stocks in the global markets, due to the combination of stronger fundamentals, better economic management, and healthier banking systems. Despite these positive factors, the emerging markets continue to trade at a valuation discount to their developed market peers. As of June 30, 2009, the price-to-earnings (P/E) ratio of the MSCI Emerging Markets Index stood at 14.3 times trailing earnings, compared with 17.1 times trailing earnings for the MSCI World Index.

   We expect that these positive factors, taken together, should continue to provide a firm underpinning for emerging market equities, even if the global economy remains sluggish in the months ahead. In this environment, we believe will our synthesis of top-down country analysis with bottom-up company research help us find the most compelling investment opportunities in the asset class.


Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/09 (UNAUDITED)
--------------------------------------------------------------------------------

      Shares                                                       Value
             PREFERRED STOCK - 0.9%
             Media - 0.9%
             Cable & Satellite - 0.9%
    89,880   Net Servicos de Comunicacao SA*              $    875,961
                                                          ------------
             Total Media                                  $    875,961
                                                          ------------
             TOTAL PREFERRED STOCK
             (Cost $1,116,576)                            $    875,961
                                                          ------------
             COMMON STOCKS - 86.2%
             Energy - 13.7%
             Coal & Consumable Fuels - 0.9%
   673,500   Yanzhou Coal Mining Co., Ltd.*               $    926,561
                                                          ------------
             Integrated Oil & Gas - 8.5%
 1,072,900   China Petroleum & Chemical Corp.             $    817,510
   119,500   Gazprom OAO (A.D.R.)*                           2,404,966
    25,600   Lukoil Holding, Ltd. (A.D.R.)*                  1,144,320
   108,400   Petrobras Brasileiro SA (A.D.R.)*               3,616,224
    23,000   Sasol, Ltd. (A.D.R.)                              800,860
                                                          ------------
                                                          $  8,783,880
                                                          ------------
             Oil & Gas Equipment & Services - 0.8%
    29,800   Tenaris SA (A.D.R.)*                         $    805,792
                                                          ------------
             Oil & Gas Exploration & Production - 2.2%
 1,053,100   CNOOC, Ltd.                                  $  1,303,717
    20,000   Novatek OAO (G.D.R.)*                             948,362
                                                          ------------
                                                          $  2,252,079
                                                          ------------
             Oil & Gas Refining & Marketing - 1.3%
    16,100   Reliance Industries, Ltd. (G.D.R.)(144A)*    $  1,334,119
                                                          ------------
             Total Energy                                 $ 14,102,431
                                                          ------------
             Materials - 13.0%
             Construction Materials - 1.9%
   245,412   Pretoria Portland Cement Co.                 $    922,102
 1,288,800   PT Indocement Tunggal Prakarsa Tbk                978,693
                                                          ------------
                                                          $  1,900,795
                                                          ------------
             Diversified Metals & Mining - 3.2%
    17,100   Freeport-McMoRan Copper & Gold, Inc.
             (Class B)                                    $    856,881
   160,480   Vale SA (A.D.R.)                                2,463,368
                                                          ------------
                                                          $  3,320,249
                                                          ------------
             Fertilizers & Agricultural Chemicals - 0.8%
    77,500   Israel Chemicals, Ltd.                       $    774,916
                                                          ------------
             Gold - 4.3%
    23,900   Anglogold Ashanti, Ltd. (A.D.R.) (b)         $    875,457
    74,400   Gold Fields, Ltd.*                                915,781
    87,100   Harmony Gold Mining Co., Ltd.*                    914,453
    83,600   IAMGOLD Corp.                                     846,032
   956,075   Zijin Mining Group Co., Ltd.*                     865,494
                                                          ------------
                                                          $  4,417,217
                                                          ------------


      Shares                                                     Value
             Precious Metals & Minerals - 2.0%
    52,600   Compania de Minas Buenaventura SAA
             (A.D.R.)*                                    $  1,263,978
    36,300   Impala Platinum Holdings, Ltd.                    796,902
                                                          ------------
                                                          $  2,060,880
                                                          ------------
             Steel - 0.8%
    36,600   Kumba Iron Ore, Ltd.                         $    853,307
                                                          ------------
             Total Materials                              $ 13,327,364
                                                          ------------
             Capital Goods - 6.5%
             Aerospace & Defense - 0.7%
    12,200   Elbit Systems, Ltd.                          $    737,075
                                                          ------------
             Construction & Engineering - 4.1%
   644,300   China Communications Construction
             Co., Ltd.*                                   $    756,934
 1,007,500   China Railway Group, Ltd.*                        811,297
   624,900   China Railways Construction Corp. *               965,399
    17,600   Hyundai Engineering & Construction
             Co., Ltd.*                                        737,809
   152,200   Murray & Roberts Holdings, Ltd.                   977,988
                                                          ------------
                                                          $  4,249,427
                                                          ------------
             Heavy Electrical Equipment - 0.9%
    19,864   Bharat Heavy Electricals, Ltd.               $    917,152
                                                          ------------
             Industrial Conglomerates - 0.8%
   174,000   Keppel Corp.                                 $    831,778
                                                          ------------
             Total Capital Goods                          $  6,735,432
                                                          ------------
             Transportation - 1.2%
             Highways & Railtrack - 0.4%
   548,000   Zhejiang Expressway Co., Ltd.*               $    435,269
                                                          ------------
             Marine - 0.8%
   620,200   China Shipping Development Co., Ltd. (b)     $    801,801
                                                          ------------
             Total Transportation                         $  1,237,070
                                                          ------------
             Automobiles & Components - 1.9%
             Automobile Manufacturers - 1.0%
   436,100   PT Astra International Tbk                   $  1,018,678
                                                          ------------
             Motorcycle Manufacturers - 0.9%
    30,900   Hero Honda Motors, Ltd.*                     $    904,585
                                                          ------------
             Total Automobiles & Components               $  1,923,263
                                                          ------------
             Consumer Durables & Apparel - 2.8%
             Apparel, Accessories & Luxury Goods - 0.9%
   768,200   Anta Sports Products, Ltd.                   $    962,473
                                                          ------------
             Homebuilding - 1.0%
   132,740   Cyrela Brazil Realty SA                      $    995,652
                                                          ------------
             Household Appliances - 0.9%
    37,890   Woongjin Coway Co., Ltd.*                    $    920,741
                                                          ------------
             Total Consumer Durables & Apparel            $  2,878,866
                                                          ------------

6 The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Shares                                                           Value
             Retailing - 2.6%
             Department Stores - 2.6%
    79,200   Lojas Renner SA*                                 $    876,947
 1,253,600   New World Department Store China, Ltd.                947,535
   589,400   Parkson Retail Group, Ltd.                            845,345
                                                              ------------
                                                              $  2,669,827
                                                              ------------
             Total Retailing                                  $  2,669,827
                                                              ------------
             Food & Drug Retailing - 2.3%
             Food Retail - 0.9%
    59,400   X-5 Retail Group NV (G.D.R.)*                    $    902,866
                                                              ------------
             Hypermarkets & Supercenters - 1.4%
    24,100   Brasil Distr Pao Acu (A.D.R.) (b)                $    926,886
     1,280   Shinsegae Co., Ltd.*                                  507,221
                                                              ------------
                                                              $  1,434,107
                                                              ------------
             Total Food & Drug Retailing                      $  2,336,973
                                                              ------------
             Food, Beverage & Tobacco - 0.9%
             Packaged Foods & Meats - 0.9%
    16,200   Wimm-Bill-Dann OJSC (A.D.R.)* (b)                $    890,190
                                                              ------------
             Total Food, Beverage & Tobacco                   $    890,190
                                                              ------------
             Household & Personal Products - 3.7%
             Household Products - 1.9%
   179,000   Hindustan Unilever, Ltd.                         $  1,000,873
     5,700   LG Household & Health Care, Ltd.*                     965,399
                                                              ------------
                                                              $  1,966,272
                                                              ------------
             Personal Products - 1.8%
     1,798   Amorepacific Corp.*                              $    963,973
    68,900   Natura Cosmeticos SA                                  900,010
                                                              ------------
                                                              $  1,863,983
                                                              ------------
             Total Household &
             Personal Products                                $  3,830,255
                                                              ------------
             Pharmaceuticals & Biotechnology - 1.7%
             Pharmaceuticals - 1.7%
    35,300   Teva Pharmaceutical Industries, Ltd. (A.D.R.)    $  1,741,702
                                                              ------------
             Total Pharmaceuticals
             & Biotechnology                                  $  1,741,702
                                                              ------------
             Banks - 11.6%
             Diversified Banks - 10.6%
    63,596   Banco Bradesco SA (A.D.R.)                       $    939,313
    86,500   Banco do Brasil SA                                    933,501
    85,732   Banco Itau SA (A.D.R.)                              1,357,138
 1,385,900   Bank Rakyat Indonesia Tbk                             856,049
   317,400   Bumiputra-Commerce Holdings Berhad                    818,207
 1,798,900   China Construction Bank Corp.                       1,401,408
 2,287,945   Chinatrust Financial Holding Co., Ltd.              1,388,970
    56,500   ICICI Bank, Ltd.                                      854,539
 1,958,100   Industrial and Commercial Bank of China,
                Ltd.*                                            1,370,724

      Shares                                                           Value
             Diversified Banks - (continued)
   348,300   Turkiye Garanti Bankasi AS*                      $    940,327
                                                              ------------
                                                              $ 10,860,176
                                                              ------------
             Thrifts & Mortgage Finance - 1.0%
    20,400   Housing Development Finance Corp., Ltd.*         $  1,002,219
                                                              ------------
             Total Banks                                      $ 11,862,395
                                                              ------------
             Diversified Financials - 1.6%
             Diversified Financial Services - 0.8%
   226,000   African Bank Investments, Ltd.                   $    800,343
                                                              ------------
             Multi-Sector Holding - 0.8%
   318,461   Haci Omer Sabanci Holding AS                     $    852,302
                                                              ------------
             Total Diversified Financials                     $  1,652,645
                                                              ------------
             Insurance - 3.5%
             Life & Health Insurance - 2.6%
    93,425   Cathay Financial Holding Co., Ltd.
             (G.D.R.)*                                        $  1,326,635
    24,800   China Life Insurance Co. (A.D.R.) (b)               1,374,913
                                                              ------------
                                                              $  2,701,548
                                                              ------------
             Property & Casualty Insurance - 0.9%
     6,300   Samsung Fire & Marine Insurance
             Co., Ltd.*                                       $    929,478
                                                              ------------
             Total Insurance                                  $  3,631,026
                                                              ------------
             Software & Services - 1.8%
             Data Processing & Outsourced Services - 0.9%
    63,300   Redecard SA                                      $    968,976
                                                              ------------
             IT Consulting & Other Services - 0.9%
    24,400   Infosys Technologies, Ltd. (A.D.R.)              $    897,432
                                                              ------------
             Total Software & Services                        $  1,866,408
                                                              ------------
             Technology Hardware & Equipment - 3.3%
             Communications Equipment - 0.9%
   272,100   ZTE Corp.*                                       $    948,555
                                                              ------------
             Computer Hardware - 0.7%
   893,100   Compal Electronics, Inc.*                        $    728,564
                                                              ------------
             Electronic Components - 0.9%
    73,700   LG Display Co., Ltd.* (A.D.R.) (b)               $    920,513
                                                              ------------
             Electronic Manufacturing Services - 0.8%
   278,266   Hon Hai Precision Industry Co., Ltd.             $    863,626
                                                              ------------
             Total Technology Hardware
             & Equipment                                      $  3,461,258
                                                              ------------
             Semiconductors - 4.4%
    68,000   MediaTek, Inc.*                                  $    817,043
     4,600   Samsung Electronics Co., Ltd.*                      2,145,541
   160,441   Taiwan Semiconductor Manufacturing
             Co. (A.D.R.)                                        1,509,750
                                                              ------------
                                                              $  4,472,334
                                                              ------------
             Total Semiconductors                             $  4,472,334
                                                              ------------

The accompanying notes are an integral part of these financial statements.  7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/09 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

     Shares                                                    Value
            Telecommunication Services - 9.7%
            Integrated Telecommunication Services - 1.6%
   50,500   Tele Norte Leste Participacoes Pfd SA
            (A.D.R.)*                                  $    750,935
  272,300   Turk Telekomunikasyon AS*                       851,242
                                                       ------------
                                                       $  1,602,177
                                                       ------------
            Wireless Telecommunication Services - 8.1%
   48,400   America Movil SA (A.D.R.)* (b)             $  1,874,048
   51,400   Bharti Televentures, Ltd.*                      863,589
   51,400   China Mobile (Hong Kong), Ltd. (A.D.R.)       2,574,112
   21,100   Mobile Telesystems, Inc. (A.D.R.)*              779,223
   85,300   MTN Group, Ltd.                               1,302,508
   18,500   Philippine Long Distance Telephone Co.          926,014
                                                       ------------
                                                       $  8,319,494
                                                       ------------
            Total Telecommunication Services           $  9,921,671
                                                       ------------
            TOTAL COMMON STOCKS
            (Cost $79,916,614)                         $ 88,541,110
                                                       ------------

 Principal
Amount ($)
             TEMPORARY CASH INVESTMENTS - 4.7%
             Securities Lending Collateral - 4.7% (c)
             Certificates of Deposit:
108,437      Abbey National Plc, 1.27%, 8/13/09         $    108,437
162,656      Royal Bank of Canada NY, 1.19%,
             8/7/09                                          162,656
195,187      Svenska Bank NY, 1.48%, 7/8/09                  195,187
216,653      Cafco, 0.40%, 10/1/09                           216,653
151,694      Ciesco, 0.40%, 9/1/09                           151,694
162,646      Fasco, 0.25%, 7/10/09                           162,646
216,677      Kithaw, 0.40%, 9/21/09                          216,677
216,824      Merrill Lynch, 0.61%, 8/14/09                   216,824
216,875      CBA, 1.35%, 7/16/09                             216,875
216,875      Societe Generale, 1.06%, 9/4/09                 216,875
216,875      U.S. Bank NA, 0.76%, 8/24/09                    216,875
                                                        ------------
                                                        $  2,081,399
                                                        ------------
             Commercial Paper:
216,875      Monumental Global Funding, Ltd., 1.28%,
             8/17/09                                    $    216,875
108,437      CME Group, Inc., 1.21%, 8/6/09                  108,437
162,716      GE, 0.47%, 9/18/09                              162,716
 43,775      GE, 0.79%, 10/26/09                              43,775
212,971      American Honda Finance Corp., 1.27%,
             7/14/09                                         212,971
216,875      HSBC Bank, Inc., 1.31%, 8/14/09                 216,875
 54,219      IBM, 0.88%, 9/25/09                              54,219
195,187      New York Life Global, 0.75%, 9/4/09             195,187
                                                        ------------
                                                        $  1,211,055
                                                        ------------

 Principal
Amount ($)                                                      Value
             Tri-party Repurchase Agreements:
607,250      Deutsche Bank, 0.08%, 7/1/09                $    607,250
723,046      Barclays Capital Markets, 0.01%, 7/1/09          723,046
                                                         ------------
                                                         $  1,330,296
                                                         ------------

  Shares
              Money Market Mutual Fund:
 216,875      JPMorgan U.S. Government Money
              Market Fund                             $    216,875
                                                      ------------
              Total Securities Lending Collateral     $  4,839,625
                                                      ------------
              TOTAL TEMPORARY CASH
              INVESTMENTS
              (Cost $4,839,625)                       $  4,839,625
                                                      ------------
              TOTAL INVESTMENT IN
              SECURITIES - 91.8%
              (Cost $85,872,815)(a)(d)                $ 94,256,696
                                                      ------------
              OTHER ASSETS AND
              LIABILITIES - 8.2%                      $  8,391,756
                                                      ------------
              TOTAL NET ASSETS - 100.0%               $102,648,452
                                                      ============

(A.D.R.) American Depositary Receipt
(G.D.R.) Global Depositary Receipt
*        Non-income producing security.
(a) At June 30, 2009, the net unrealized loss on investments based on cost for federal income tax purposes of $90,902,001 was as follows:

 Aggregate gross unrealized gain for all investments
 in which there is an excess of value over tax cost            $13,491,837
 Aggregate gross unrealized loss for all investments
 in which there is an excess of tax cost over value            (10,137,142)
                                                               -----------
 Net unrealized loss                                           $ 3,354,695
                                                               ===========

(b)    At June 30, 2009, the following securities were out on loan:

  Shares     Description                               Value
  6,000      America Movil SA (A.D.R.)*            $  232,320
 14,000      Anglogold Ashanti, Ltd. (A.D.R.)         512,820
 23,500      Brasil Distr Pao Acu (A.D.R.)            903,810
 24,500      China Life Insurance Co. (A.D.R.)      1,358,280
             China Shipping Development Co.,
300,000      Ltd.                                     387,900
 30,000      LG Display Co., Ltd.* (A.D.R.)           374,700
 16,000      Wimm-Bill-Dann OJSC (A.D.R.)*            879,200
                                                   ----------
             Total                                 $4,649,030
                                                   ==========

(c)    Securities lending collateral is managed by Credit Suisse, New York
       Branch.

8  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(d) Distributions of investments by country of issue, as a percentage of total investment in securities (excluding temporary cash investments), is as follows:

Brazil                                        17.5%
People's Republic of China                    17.2
South Africa                                  10.3
India                                          8.7
South Korea                                    8.0
Russia                                         7.9
Taiwan                                         7.4
Israel                                         3.6
Indonesia                                      3.2
Hong Kong                                      3.1
Turkey                                         3.0
Mexico                                         2.1
United States                                  2.0
Peru                                           1.4
Philippines                                    1.0
Other (individually less than 1%)              3.6
                                             -----
                                             100.0%
                                             ======

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2009 aggregated $31,012,696 and $21,354,352, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 -- quoted prices in active markets for identical securities
Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of June 30, 2009, in valuing the Portfolio's assets:

                         Level 1          Level 2       Level 3         Total
Common Stocks        $34,832,514      $53,708,596         $--      $88,541,110
Preferred Stocks         875,961               --          --          875,961
Temporary Cash
   Investments           216,875        4,622,750          --        4,839,625
                     ---------------------------------------------------------
Total                $35,925,350      $58,331,346         $--      $94,256,696
                     ---------------------------------------------------------
Other Financial
   Instruments*      $        --      $     9,396         $--      $     9,396
                     =========================================================

*    Other financial instruments include foreign exchange contracts.

The accompanying notes are an integral part of these financial statements.    9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Six Months
                                                             Ended
                                                            6/30/09        Year Ended
Class I                                                    (unaudited)      12/31/08
Net asset value, beginning of period                        $  15.84        $  43.86
                                                            --------        --------
Increase from investment operations:
 Net investment income                                      $   0.06        $   0.39
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                             5.46          (23.10)
                                                            --------        --------
  Net increase (decrease) from investment
    operations                                              $   5.52        $ (22.71)
Distributions to shareowners:
 Net investment income                                         (0.25)          (0.13)
 Net realized gain                                                --           (5.18)
                                                            --------        --------
Total distributions                                         $  (0.25)       $  (5.31)
                                                            --------        --------
Redemption fee                                              $     --        $     --
                                                            --------        --------
Net increase (decrease) in net asset value                  $   5.27        $ (28.02)
                                                            --------        --------
Net asset value, end of period                              $  21.11        $  15.84
                                                            ========        ========
Total return*                                                  34.85%         (58.20)%
Ratio of net expenses to average net assets+                    1.52%**         1.52%
Ratio of net investment income to average net assets+           1.42%**         1.44%
Portfolio turnover rate                                           64%**           65%
Net assets, end of period (in thousands)                    $ 40,631        $ 24,424
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                                   1.52%**         1.52%
 Net investment income                                          1.42%**         1.44%

                                                         Year Ended    Year Ended      Year Ended  Year Ended
Class I                                                   12/31/07      12/31/06        12/31/05    12/31/04
Net asset value, beginning of period                      $  34.26      $   28.09       $  20.48    $  17.37
                                                          --------      ---------       --------    --------
Increase from investment operations:
 Net investment income                                    $   0.11      $    0.27       $   0.22    $   0.22
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                          13.83           8.83           7.51        3.04
                                                          --------      ---------       --------    --------
  Net increase (decrease) from investment
    operations                                            $  13.94      $    9.10       $   7.73    $   3.26
Distributions to shareowners:
 Net investment income                                      (0.20)          (0.16)         (0.12)      (0.15)
 Net realized gain                                          (4.14)          (2.77)            --          --
                                                          --------      ---------       --------    --------
Total distributions                                       $  (4.34)     $   (2.93)      $  (0.12)   $  (0.15)
                                                          --------      ---------       --------    --------
Redemption fee                                            $     --      $    0.00(a)    $     --    $     --
                                                          --------      ---------       --------    --------
Net increase (decrease) in net asset value                $   9.60      $    6.17       $   7.61    $   3.11
                                                          --------      ---------       --------    --------
Net asset value, end of period                            $  43.86      $   34.26       $  28.09    $  20.48
                                                          ========      =========       ========    ========
Total return*                                                42.86%         35.77%         37.95%      18.93%
Ratio of net expenses to average net assets+                  1.40%          1.51%          1.75%       1.75%
Ratio of net investment income to average net assets+         0.41%          0.84%          0.94%       1.12%
Portfolio turnover rate                                         54%            49%            74%         66%
Net assets, end of period (in thousands)                  $ 47,612      $  12,919       $ 11,205    $   8,633
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                                 1.40%          1.51%          1.77%       1.87%
 Net investment income                                        0.41%          0.84%          0.92%       1.00%

(a) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


10 The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Six Months
                                                             Ended
                                                            6/30/09       Year Ended
Class II                                                  (unaudited)      12/31/08
Net asset value, beginning of period                       $  15.62        $  43.32
                                                           --------        --------
Increase from investment operations:
 Net investment income                                     $   0.07        $   0.31
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                            5.35          (22.80)
                                                           --------        --------
  Net increase (decrease) from investment
    operations                                             $   5.42        $ (22.49)
Distributions to shareowners:
 Net investment income                                        (0.19)          (0.03)
 Net realized gain                                               --           (5.18)
                                                           --------        --------
Total distributions                                        $  (0.19)       $  (5.21)
                                                           --------        --------
Redemption fee                                             $     --        $     --
                                                           --------        --------
Net increase (decrease) in net asset value                 $   5.23        $ (27.70)
                                                           --------        --------
Net asset value, end of period                             $  20.85        $  15.62
                                                           ========        ========
Total return*                                                 34.68%         (58.30)%
Ratio of net expenses to average net assets+                   1.77%**         1.76%
Ratio of net investment income to average net assets+          1.16%**         1.24%
Portfolio turnover rate                                          64%**           65%
Net assets, end of period (in thousands)                   $ 62,017        $ 38,143
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                                  1.77%**         1.76%
 Net investment income                                         1.16%**         1.24%

                                                          Year Ended     Year Ended     Year Ended   Year Ended
Class II                                                   12/31/07       12/31/06       12/31/05     12/31/04
Net asset value, beginning of period                      $   33.92      $   27.84      $   20.33    $  17.26
                                                          ---------      ---------      ---------    --------
Increase from investment operations:
 Net investment income                                    $    0.10      $    0.17      $    0.15    $   0.16
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                           13.58           8.79           7.46        3.04
                                                          ---------      ---------      ---------    --------
  Net increase (decrease) from investment
    operations                                            $   13.68      $    8.96      $    7.61    $   3.20
Distributions to shareowners:
 Net investment income                                        (0.14)         (0.11)         (0.10)      (0.13)
 Net realized gain                                            (4.14)         (2.77)            --          --
                                                          ---------      ---------      ---------    --------
Total distributions                                       $   (4.28)     $   (2.88)     $   (0.10)   $  (0.13)
                                                          ---------      ---------      ---------    --------
Redemption fee                                            $      --      $    0.00(a)   $      --    $     --
                                                          ---------      ---------      ---------    --------
Net increase (decrease) in net asset value                $    9.40      $    6.08      $    7.51    $   3.07
                                                          ---------      ----------     ---------    --------
Net asset value, end of period                            $   43.32      $   33.92      $   27.84    $  20.33
                                                          =========      =========      =========    ========
Total return*                                                 42.45%         35.51%         37.60%      18.73%
Ratio of net expenses to average net assets+                   1.64%          1.75%          1.97%       1.99%
Ratio of net investment income to average net assets+          0.31%          0.57%          0.70%       0.88%
Portfolio turnover rate                                          54%            49%            74%         66%
Net assets, end of period (in thousands)                  $  85,981      $  58,130      $  44,026    $ 30,347
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                                  1.64%          1.75%          1.99%       2.11%
 Net investment income                                         0.31%          0.57%          0.68%       0.76%

(a) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


The accompanying notes are an integral part of these financial statements.  11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/09 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (including securities loaned of $4,649,030) (cost $85,872,815)      $  94,256,696
 Cash                                                                                             2,896,521
 Foreign currencies, at value (cost $253,656)                                                       253,936
 Receivables --
  Forward foreign currency settlement contracts, net                                                  9,396
  Portfolio shares sold                                                                          10,343,741
  Dividends                                                                                         320,196
 Other                                                                                                3,590
                                                                                              -------------
   Total assets                                                                               $ 108,084,076
                                                                                              -------------
LIABILITIES:
 Payables --
 Investment securities purchased                                                              $     494,252
 Portfolio shares repurchased                                                                        18,867
 Upon return of securities loaned                                                                 4,828,692
 Due to affiliates                                                                                    3,667
 Accrued expenses                                                                                    90,146
                                                                                              -------------
   Total liabilities                                                                          $   5,435,624
                                                                                              -------------
NET ASSETS:
 Paid-in capital                                                                              $ 119,222,518
 Undistributed net investment income                                                                449,386
 Accumulated net realized loss on investments and foreign currency transactions                 (25,398,647)
 Net unrealized gain on investments                                                               8,383,881
 Net unrealized loss on forward foreign currency contracts and other assets and
   liabilities denominated in foreign currencies                                                     (8,686)
                                                                                              -------------
   Total net assets                                                                           $ 102,648,452
                                                                                              =============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $40,631,162/1,924,280 shares)                                              $       21.11
                                                                                              =============
 Class II (based on $62,017,290/2,975,164 shares)                                             $       20.85
                                                                                              =============

12  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/09

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $95,120)                                    $     951,894
 Interest (net of foreign taxes withheld of $725)                                               36,233
 Income from securities loaned, net                                                             29,205
                                                                                         -------------
   Total investment income                                                                                   $   1,017,332
                                                                                                             -------------
EXPENSES:
 Management fees                                                                         $     398,314
 Transfer agent fees
  Class I                                                                                          748
  Class II                                                                                         727
 Distribution fees
  Class II                                                                                      50,038
 Administrative reimbursements                                                                  12,113
 Custodian fees                                                                                 42,611
 Professional fees                                                                              37,832
 Printing expense                                                                               21,094
 Fees and expenses of nonaffiliated trustees                                                     3,698
 Miscellaneous                                                                                   9,700
                                                                                         -------------
   Total expenses                                                                                            $     576,875
                                                                                                             -------------
    Net investment income                                                                                    $     440,457
                                                                                                             -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized loss on:
  Investments                                                                            $ (15,453,137)
  Forward foreign currency contracts and other assets and liabilities denominated in
   foreign currencies                                                                           (5,399)      $ (15,458,536)
                                                                                         -------------       -------------
 Change in net unrealized gain (loss) on:
 Investments                                                                             $  36,474,580
 Forward foreign currency contracts and other assets and liabilities denominated in
   foreign currencies                                                                           (7,671)      $  36,466,909
                                                                                         -------------       -------------
 Net gain on investments and foreign currency transactions                                                   $  21,008,373
                                                                                                             -------------
 Net increase in net assets resulting from operations                                                        $  21,448,830
                                                                                                             =============

The accompanying notes are an integral part of these financial statements.  13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/09 and the Year Ended 12/31/08, respectively

                                                                                            Six Months
                                                                                               Ended
                                                                                              6/30/09          Year Ended
                                                                                            (unaudited)         12/31/08
FROM OPERATIONS:
Net investment income                                                                      $     440,457      $   1,334,310
Net realized loss on investments and foreign currency transactions                           (15,458,536)       (10,194,272)
Change in net unrealized gain (loss) on investments and foreign currency transactions         36,466,909        (71,646,347)
                                                                                           -------------      -------------
  Net increase (decrease) in net assets resulting from operations                          $  21,448,830      $ (80,506,309)
                                                                                           -------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.25 and $0.13 per share, respectively)                                        $    (469,410)     $    (139,087)
  Class II ($0.19 and $0.03 per share, respectively)                                            (457,301)           (54,930)
Net realized gain:
  Class I ($0.00 and $5.18 per share, respectively)                                                   --         (5,740,455)
  Class II ($0.00 and $5.18 per share, respectively)                                                  --         (9,743,938)
                                                                                           -------------      -------------
    Total distributions to shareowners                                                     $    (926,711)     $ (15,678,410)
                                                                                           -------------      -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                           $  32,946,290      $  51,837,446
Reinvestment of distributions                                                                    926,711         15,678,409
Cost of shares repurchased                                                                   (14,313,525)       (42,356,875)
                                                                                           -------------      -------------
  Net increase in net assets resulting from
    Portfolio share transactions                                                           $  19,559,476      $  25,158,980
                                                                                           -------------      -------------
  Net increase (decrease) in net assets                                                    $  40,081,595      $ (71,025,739)

NET ASSETS:
Beginning of period                                                                           62,566,857        133,592,596
                                                                                           -------------      -------------
End of period                                                                              $ 102,648,452      $  62,566,857
                                                                                           =============      =============
Undistributed net investment income                                                        $     449,386      $     935,640
                                                                                           =============      =============

                                   '09 Shares       '09 Amount
                                   (unaudited)      (unaudited)       '08 Shares      '08 Amount
CLASS I
Shares sold                           571,089      $  10,540,795        863,350      $  27,901,545
Reinvestment of distributions          22,428            469,410        174,312          5,879,542
Less shares repurchased              (211,157)        (3,669,465)      (581,174)       (17,239,682)
                                    ---------      -------------      ---------      -------------
  Net increase                        382,360      $   7,340,740        456,488      $  16,541,405
                                    =========      =============      =========      =============
CLASS II
Shares sold                         1,167,642      $  22,405,495      1,001,423      $  23,935,901
Reinvestment of distributions          22,124            457,301        294,261          9,798,867
Less shares repurchased              (656,764)       (10,644,060)      (838,081)       (25,117,193)
                                    ---------      -------------      ---------      -------------
  Net increase                        533,002      $  12,218,736        457,603      $   8,617,575
                                    =========      =============      =========      =============

14  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/09 (UNAUDITED)
--------------------------------------------------------------------------------
1. Organization and Significant Accounting Policies
Pioneer Emerging Markets VCT Portfolio (the Portfolio) is one of 13 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to seek long-term capital growth.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

The Portfolio's investments in emerging markets or countries with limited or developing markets may subject the Portfolio to a greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Portfolio's investments and income generated by these investments, as well as the Portfolio's ability to repatriate such amounts. The Portfolio's prospectuses contain unaudited information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's principal risks.

The following is a summary of significant accounting policies followed by the Portfolio, in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued using the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued using the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available are valued using fair value methods pursuant to procedures adopted by the Board of Trustees ("management appraised"). At June 30, 2009, there were no securities that were management appraised.

   The Portfolio invests primarily in securities of non-U.S. issuers. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Portfolio determines its net asset value. Consequently, the Board of Trustees of the Portfolio has determined that the use of daily fair valuations as provided by a pricing service is appropriate for the Portfolio. The Portfolio may also take into consideration other significant events in determining the fair value of these securities. Thus, the Portfolio's securities valuations may differ from prices reported by the various local exchanges and markets. Temporary cash investments are valued at cost, which approximates market value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/09 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------
   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts
   The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (See Note 5).

D. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2008, the Portfolio paid no such taxes.

   In determining the daily net asset value, the Portfolio estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for taxes on capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding year of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of December 31, 2008, the Portfolio had no reserves related to taxes on the repatriation of foreign capital gains.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2008, the Portfolio had a net capital loss carryforward of $696,838, which will expire in 2016 if not utilized.

   The Portfolio has elected to defer approximately $4,214,087 of capital losses recognized between November 1, 2008 and December 31, 2008 to its fiscal year ending December 31, 2009.

   The tax character of current year distributions paid will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2008 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2008, were as follows:

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------

 -------------------------------------------------------------------------------


------------------------------------------------
                                           2008
------------------------------------------------
  Distributions paid from:
  Ordinary Income                   $    842,418
  Long-term capital gain              14,835,992
                                    ------------
       Total distributions          $ 15,678,410
                                    ============
  Distributable Earnings:
  Undistributed ordinary income     $    926,508
  Capital loss carryforward             (696,838)
  Post-October loss deferred          (4,214,087)
  Unrealized depreciation            (33,111,768)
                                    ------------
       Total                        $(37,096,185)
                                    ============


   The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales and the mark to market on forward currency contracts.

E. Portfolio Shares
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Portfolios Distributor, Inc.
   (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $107,072 in commissions on the sale of Trust shares for the six months ended June 30, 2009. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that Class I and Class II shares can bear different transfer agent and distribution expense rates.

F. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary cash investments. Credit Suisse, New York Branch, as the Portfolio's securities lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends and interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio will be required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

G. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be at least equal to or in excess of the value of the repurchase agreement. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 1.15% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,079 in management fees, administrative costs and certain others fees payable to PIM at June 30, 2009.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $231 in transfer agent fees payable to PIMSS at June 30, 2009.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/09 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------
4. Distribution Plan
The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $357 in distribution fees payable to PFD at June 30, 2009.

5. Forward Foreign Currency Contracts
During the six months ended June 30, 2009, the Portfolio had entered into various contracts that obligate the Portfolio to deliver currencies at specified future dates. At the maturity of a contract, the Portfolio must make or take delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Portfolio may close out such contracts by entering into an offsetting hedge contract. The average number of contracts open during the six months ended June 30, 2009 was 117,194,584. At June 30, 2009 the Portfolio had no outstanding portfolio hedges. The Portfolio's gross forward currency settlement contracts receivable and payable were $283,704 and $274,308, respectively, resulting in a net payable of $9,396.

6. Additional Disclosures about Derivative Instruments and Hedging Activities:
Fair values of derivative instruments as of June 30, 2009:

----------------------------------------------------------------------------------------------------------------
                                        Asset Derivatives 2009                 Liabilities Derivatives 2009
                                --------------------------------------------------------------------------------
       Derivatives Not
   Accounted for as Hedging
      Instruments Under
        Statement 133            Balance Sheet Location     Fair Value     Balance Sheet Location     Fair Value
 Foreign Exchange Contracts           Receivables*            $9,396            Payables                 $--
----------------------------------------------------------------------------------------------------------------
 Total                                                     $9,396                                        $--
----------------------------------------------------------------------------------------------------------------

* Foreign Exchange Contracts are shown as a net receivable on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2009 was as follows:

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Change in
                                                                                                             Unrealized Gain or
       Derivatives Not                                                                                           (Loss) on
   Accounted for as Hedging                 Location of Gain or (Loss)                  Realized Gain or        Derivatives
      Instruments Under                           On Derivatives                     (Loss) on Derivatives     Recognized in
        Statement 133                          Recognized in Income                   Recognized in Income         Income
-------------------------------------------------------------------------------------------------------------------------------
 Foreign Exchange Contracts   Net realized gain on forward foreign currency         $(3,479)
                              contracts and other assets and liabilities
                              denominated in foreign currencies
 Foreign Exchange Contracts   Change in unrealized gain (loss) on forward foreign                                $18,528
                              currency contracts and other assets and liabilities
                              denominated in foreign currencies
-------------------------------------------------------------------------------------------------------------------------------

7. Subsequent Events
In preparing these financial statements, the Adviser has evaluated the impact of all subsequent events and transactions for potential recognition or disclosure through August 12, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

[LOGO]PIONEER
      Investments(R)

Pioneer Emerging Markets VCT Portfolio


Officers                                           Trustees
John F. Cogan, Jr., President                      John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President      David R. Bock
Mark E. Bradley, Treasurer                         Mary K. Bush
Dorothy E. Bourassa, Secretary                     Benjamin M. Friedman
                                                   Margaret B.W. Graham
                                                   Daniel K. Kingsbury
                                                   Thomas J. Perna
                                                   Marguerite A. Piret
                                                   Stephen K. West


Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.

[LOGO]PIONEER
      Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   19618-03-0809

                                                           [LOGO] PIONEER
                                                                  Investments(R)



                                                PIONEER VARIABLE CONTRACTS TRUST
                    Pioneer Equity Income VCT Portfolio -- Class I and II Shares



                                                               SEMIANNUAL REPORT
                                                                   June 30, 2009



Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------


Pioneer Equity Income VCT Portfolio
  Portfolio and Performance Update                                             2
  Comparing Ongoing Portfolio Expenses                                         3
  Portfolio Management Discussion                                              4
  Schedule of Investments                                                      6
  Financial Statements                                                        10
  Notes to Financial Statements                                               15
  Trustees, Officers and Service Providers                                    18


This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/09
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                              92.0%
Temporary Cash Investments                       6.0%
Depository Receipts for International Stocks     2.0%


Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Utilities                                       16.7%
Consumer Staples                                16.2%
Financials                                      14.5%
Industrials                                     12.9%
Consumer Discretionary                           9.7%
Materials                                        9.3%
Energy                                           8.7%
Health Care                                      6.2%
Telecommunication Services                       3.7%
Information Technology                           2.1%

--------------------------------------------------------------------------------
Five Largest Holdings
(As a percentage of equity holdings)

  1.       Questar Corp.               2.77%
  2.       PACCAR, Inc.                2.67
  3.       Valspar Corp.               2.58
  4.       Emerson Electric Co.        2.47
  5.       Johnson Controls, Inc.      2.40

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/09
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share     6/30/09       12/31/08
  Class I                     $ 14.09       $ 15.18
  Class II                    $ 14.17       $ 15.26


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/09 - 6/30/09)          Income         Capital Gains     Capital Gains
  Class I                   $ 0.2700       $   -             $   -
  Class II                  $ 0.2500       $   -             $   -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Equity Income VCT Portfolio at net asset value, compared to that of the Russell 1000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

              Pioneer Equity       Pioneer Equity
              Income VCT           Income VCT                Russell 1000
              Portfolio,           Portfolio,                Value
              Class I              Class II                  Index
6/99          10000                   10000                   10000
               9393                    9368                    9108
6/01          10385                   10330                   10050
               9512                    9434                    9150
6/03           9162                    9064                    9056
              10795                   10655                   10970
6/05          12323                   12136                   12513
              13879                   13632                   14027
6/07          16908                   16559                   17093
              14606                   14270                   13884
6/09          10407                   10143                    9853


The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2009)

             Class I       Class II
10 Years        0.40%         0.14%
5 Years        -0.73%        -0.98%
1 Year        -28.75%       -28.92%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.


Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio

Based on actual returns from January 1, 2009 through June 30, 2009.

Share Class                                         I               II
------------------------------------------   --------------   --------------
       Beginning Account Value On 1/1/09       $ 1,000.00       $ 1,000.00
       Ending Account Value On 6/30/09         $   946.60       $   945.50
       Expenses Paid During Period*            $     3.76       $     4.87

* Expenses are equal to the Portfolio's annualized expense ratio of 0.78% and 1.01% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2009 through June 30, 2009.

Share Class                                         I               II
------------------------------------------   --------------   --------------
       Beginning Account Value On 1/1/09       $ 1,000.00       $ 1,000.00
       Ending Account Value On 6/30/09         $ 1,020.93       $ 1,019.79
       Expenses Paid During Period*            $     3.91       $     5.06

* Expenses are equal to the Portfolio's annualized expense ratio of 0.78% and 1.01% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/09
--------------------------------------------------------------------------------

A Word About Risk:

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.



The first half of 2009 was a tumultuous period for the market. During the first two months of the year, the market fell sharply, continuing the decline of 2008. Then, in early March, the market reversed course and began going back up. In the following interview, John Carey, who manages the Pioneer Equity Income VCT Portfolio, discusses the markets and other factors in the performance of the Portfolio during the six-month period ended June 30, 2009.

Q: The past six months have seen extraordinary volatility in the equity markets, as the severe economic downturn of late 2008 continued into early 2009, then abated in March, following the massive U. S. government intervention in the private economy. How did Pioneer Equity Income VCT Portfolio fare during that very up-and-down time for the markets?

A: Pioneer Equity Income VCT Portfolio's Class I shares returned -5.34% at net asset value during the six months ended June 30, 2009, and Class II shares returned -5.45%. During the same period, the Portfolio's benchmark, the Russell 1000 Value Index (the Russell Index), returned -2.87%, while the average return of the 71 variable portfolios in Lipper Analytical Services' Equity Income category was 0.30%.

   Much of the Portfolio's underperformance came In March and April, when our sharp underweight in the struggling financial services sector kept us from participating in the dramatic rally in that sector that began during the second week of March. The assistance offered by the U.S. government to the financial sector, starting with the Federal Reserve's (the Fed's) intervention in the acquisition of Bear Stearns by JPMorgan Chase in the spring of 2008 and continuing with the Troubled Assets Relief Program
   (TARP) organized by the U.S. Treasury in the fall of 2008, has been quite dramatic. At the same time, it has been hard to factor into our traditional securities analysis, in which we focus on the business strengths of companies and their self-sustaining financial characteristics.

   An expectation instead that at any moment "the cavalry might ride to the rescue" rather throws all of our careful calculations and estimates into the air. It has been especially vexing that companies cutting or even eliminating their dividends have sometimes seen their share prices skyrocket in what have been called "relief rallies": relief over the possibility that the companies might actually survive and that the cash they have "saved" by not paying it out to shareholders in dividends might facilitate that survival. As we move forward through the rest of the year, we shall be making greater efforts to understand the effects of a more activist government not only on the financial sector but also potentially on the health care, automotive, and other sectors.

Q: Please discuss sector exposures for the Portfolio, as well as stock selections, and explain recent performance in more detail.

A: The stock-selection criteria for Pioneer Equity Income VCT Portfolio center on dividend payments, with emphasis on companies that have long paid dividends and raised dividends regularly over time. We have generally sold companies that have reduced or eliminated dividends. Over the last several months of the six-month period ended June 30, 2009, those criteria kept us out of some of the stocks in the recovering financial sector that rose the most, and indeed the largest single contributor to the Portfolio's underperformance versus the Russell Index benchmark was our stock selection in that sector. It was, for us, a strange period, reminiscent of other new bull markets in their very early stages, in which the most beaten-up stocks sometimes go up the most. Eventually, investors re-focus on earnings. Also, for us, there are occasionally opportunities to invest in the recovering stocks as we become comfortable, through our patient, fundamental analysis, that the companies themselves, and not just their stocks, are coming back to life and prosperity.

   Aside from the issue with our investments in the financial sector, the Portfolio suffered some setbacks from stock selections in the materials and health care sectors. In materials, Alcoa and Dow Chemical were weak performers, and in health care, new holding Baxter International lagged. Other stocks we held, especially in industrials, did relatively well, including PACCAR and Emerson Electric. Valspar and Air Products and Chemicals, in materials, also fared well. The strongest positive contributors to the Portfolio's performance during the six-month period were, in fact, stock selection in industrials and materials, as well as the Portfolio's overweight in materials.

Q: Talk a little more about your approach to dividends at a time when many companies are reducing them.

A: We have always regarded dividends favorably. They have been to us an indication of management discipline and concern for shareholders. Dividends have also been sources of income for re-investment and a cash cushion against some of the worst ravages of the bear market. Finally we have found that companies able to pay a dividend over an extended period of time and at rising rates have usually had the underlying earnings and cash flow growth that investors demand from attractive investments. In short, we have thought dividends were an indicator of potentially above-average long-term performance.

   The current environment, then, fills us with concern. Many companies have now taken adverse action on their dividends, some under pressure from the Federal government (those receiving TARP funds) and others out of concern about the severity of the economic downturn. In addition, the new administration has signaled that the 15% maximum Federal tax rate on qualified dividends that has been in effect since 2003 may either be allowed to expire in 2010 or eliminated early. Surely the government will be looking at tax increases to cover the growing budget deficits, and

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------

   higher taxes on dividends might change the dividend-paying habits of companies. Prior to 2003, many companies placed more emphasis on share repurchase and strategic acquisitions than on dividends as uses for cash reserves they had built up. We are watching the situation closely, but we do still think that the dividend-paying record of a company is not a bad place to start in one's analysis of a company.

Q: What new purchases did you make in the Portfolio during the six months ended June 30, 2009, and which positions did you eliminate?

A: First, on the subject of dividends, we added shares of Sysco, a food distributor. In May, Sysco declared its 158th consecutive quarterly dividend. In all, we added 16 positions to the Portfolio in the period, all of them good dividend payers, and eliminated 14 positions. The additions were a mix of companies we regarded as more cyclical, and thus likely to do well when the economy comes back, and ones we regarded as more defensive, in case the economic downturn proves protracted. But also in the cyclical companies we have sought strong finances. In that category we would put Lowe's, the home improvement retailer; and Analog Devices, specialist in the design and manufacture of integrated circuits for electronics manufacturers. Among the more defensive companies, we would list Baxter International, supplier of many blood-related products; Procter & Gamble, prominent consumer products manufacturer; Bristol-Myers Squibb, worldwide pharmaceutical developer and marketer; and Nationwide Health Properties, operator of health care facilities, including assisted-living and long-term care establishments. We also added to the Portfolio Reed Elsevier, publisher of scientific and other books and journals; Cincinnati Financial, life and property-and-casualty insurer; Alexandria Real Estate Equities, provider of scientific laboratory and office space; Regency Centers, owner and manager of grocery-store-anchored retail centers; FPL Group, supplier of electricity to 41/2 million customers in Florida, as well as an independent power generator; ExxonMobil, major international energy producer; JPMorgan Chase, the large banking concern; Bank of New York Mellon, a leader in custody and other investor services; Aflac, a prominent life insurer with strong business in Japan; and Sysco, the most successful food distributor to restaurants and other institutions.

   Liquidations numbered 14. They were in some cases companies that had cut their dividends or that we thought were at risk of doing so. In other cases they were companies that we thought had more limited prospects for growth than companies we wanted to buy. Finally there were companies about which we had developed fundamental doubts with respect to their business models and competitive capabilities. The liquidations included Dow Chemical, Alcoa, Weyerhaeuser, General Electric, Bank of America, Cedar Shopping Centers, Kimco Realty, Applied Materials, AT&T, PepsiCo, Campbell Soup, Pfizer, Whitney Holding, and Edison International.

Q: With world markets and economies still sputtering and with a new U. S.
   administration proposing government spending on an almost unprecedented scale, what is your outlook for the months ahead?

A: Despite the difficult economic situation, consumers are regaining confidence, as evidenced by surveys; and the housing market is beginning to find its footing. We have seen some stabilization in the financial sector, even if engineered and funded by the Federal government. We are also starting to hear corporate managements say moderately more hopeful things about their businesses, though there are other managements that state they have seen no improvement at all. Unemployment may continue to rise as business confidence takes longer to rebuild than consumer confidence. As for all of the new government spending, we must confess it worries us. We do not know how it can all be funded, save by much higher taxes, which would slow the economy, or by extraordinary increases in Federal borrowing, which would tend to drive up interest rates (also bad for the economy), or by running the printing presses, which would create inflation (likewise generally bad for the economy). So we keep our weather-eye on Washington, while we watch, with our other eye, the developments in the business world. Time will tell how much of the government spending takes place. We tend to think that officials will be realistic in the end and limit spending plans to what is feasible, but we cannot say there are not risks arising in the fiscal sphere.

   We would note, however, that the market is still quite depressed relative to where it was at its peak in the fall of 2007. Many individual shares remain at fractions of their all-time highs. So we would suggest that lots of doom and gloom and dire forecasts remain "priced into" stocks. The rally that began in early March 2009 has restored some value to stocks, but there is a very long way yet to go before stocks get back to where they were. We do see what we believe to be bargains every day when we look out at the market. We are making every effort to include those we regard as suitable for long-term investment in the Pioneer Equity Income VCT Portfolio.

   Thank you for your continued support.


   Past performance is no guarantee of future results, and there is no guarantee that the market forecast discussed will be realized.

   Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These opinions should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/09 (UNAUDITED)
--------------------------------------------------------------------------------

Shares                                                     Value
             COMMON STOCKS - 99.3%
             Energy - 8.6%
             Integrated Oil & Gas - 7.5%
    29,991   Chevron Corp.                          $  1,986,904
    50,496   ConocoPhillips                            2,123,862
    16,600   Exxon Mobil Corp.                         1,160,506
    88,680   Marathon Oil Corp.                        2,671,928
    34,974   Royal Dutch Shell Plc (A.D.R.)            1,755,345
                                                    ------------
                                                    $  9,698,545
                                                    ------------
             Oil & Gas Storage & Transportation - 1.1%
    85,298   Spectra Energy Corp.                   $  1,443,242
                                                    ------------
             Total Energy                           $ 11,141,787
                                                    ------------
             Materials - 9.3%
             Diversified Chemical - 1.5%
    74,595   E.I. du Pont de Nemours & Co.          $  1,911,124
                                                    ------------
             Diversified Metals & Mining - 1.9%
    44,543   Compass Minerals International, Inc.   $  2,445,856
                                                    ------------
             Industrial Gases - 1.2%
    24,656   Air Products & Chemicals, Inc.         $  1,592,531
                                                    ------------
             Specialty Chemicals - 2.6%
   146,985   Valspar Corp.                          $  3,311,572
                                                    ------------
             Steel - 2.1%
    26,128   Carpenter Technology Corp.             $    543,724
    48,596   Nucor Corp.                               2,159,120
                                                    ------------
                                                    $  2,702,844
                                                    ------------
             Total Materials                        $ 11,963,927
                                                    ------------
             Capital Goods - 11.8%
             Aerospace & Defense - 1.2%
    30,056   United Technologies Corp.              $  1,561,710
                                                    ------------
             Construction, Farm Machinery &
             Heavy Trucks - 4.6%
    37,697   Caterpillar, Inc.                      $  1,245,509
    33,235   Deere & Co.                               1,327,738
   105,531   PACCAR, Inc.                              3,430,813
                                                    ------------
                                                    $  6,004,060
                                                    ------------
             Electrical Component & Equipment - 2.5%
    97,965   Emerson Electric Co.                   $  3,174,066
                                                    ------------
             Industrial Machinery - 3.5%
    28,575   Gorman-Rupp Co.                        $    576,358
    50,411   Illinois Tool Works, Inc.                 1,882,347
    24,518   Parker Hannifin Corp.                     1,053,293
    58,177   The Timken Co.                              993,663
                                                    ------------
                                                    $  4,505,661
                                                    ------------
             Total Capital Goods                    $ 15,245,497
                                                    ------------
             Commercial Services & Supplies - 1.0%
             Office Services & Supplies - 1.0%
    52,550   Mine Safety Appliances Co. (b)         $  1,266,455
                                                    ------------
             Total Commercial Services & Supplies   $  1,266,455
                                                    ------------

Shares                                                     Value
             Automobiles & Components - 2.4%
             Auto Parts & Equipment - 2.4%
   142,007   Johnson Controls, Inc. (b)             $  3,084,393
                                                    ------------
             Total Automobiles & Components         $  3,084,393
                                                    ------------
             Consumer Durables & Apparel - 2.0%
             Apparel, Accessories & Luxury Goods - 1.4%
    32,878   VF Corp.                               $  1,819,797
                                                    ------------
             Household Appliances - 0.6%
    24,711   Snap-On, Inc.                          $    710,194
                                                    ------------
             Total Consumer Durables & Apparel      $  2,529,991
                                                    ------------
             Consumer Services - 1.8%
             Leisure Facilities - 1.1%
   129,085   Cedar Fair, L.P. (b)                   $  1,412,190
                                                    ------------
             Restaurants - 0.7%
    16,606   McDonald's Corp.                       $    954,679
                                                    ------------
             Total Consumer Services                $  2,366,869
                                                    ------------
             Media - 1.5%
             Publishing - 1.5%
    31,419   McGraw-Hill Co., Inc.                  $    946,026
    33,111   Reed Elsevier Plc                           987,039
                                                    ------------
                                                    $  1,933,065
                                                    ------------
             Total Media                            $  1,933,065
                                                    ------------
             Retailing - 1.9%
             Distributors - 1.2%
    45,991   Genuine Parts Co.                      $  1,543,458
                                                    ------------
             Home Improvement Retail - 0.7%
    49,472   Lowe's Companies, Inc.                 $    960,252
                                                    ------------
             Total Retailing                        $  2,503,710
                                                    ------------
             Food & Drug Retailing - 0.9%
             Food Distributors - 0.9%
    49,959   Sysco Corp.                            $  1,123,078
                                                    ------------
             Total Food & Drug Retailing            $  1,123,078
                                                    ------------
             Food, Beverage & Tobacco - 9.6%
             Packaged Foods & Meats - 9.0%
    27,550   General Mills, Inc.                    $  1,543,351
    69,652   H.J. Heinz Co., Inc. (b)                  2,486,576
    54,790   Hershey Foods Corp.                       1,972,440
    45,643   Kellogg Co.                               2,125,595
    88,630   Kraft Foods, Inc.                         2,245,884
    24,476   The J.M. Smucker Co.                      1,191,002
                                                    ------------
                                                    $ 11,564,848
                                                    ------------
             Soft Drinks - 0.6%
    16,727   Coca-Cola Co.                          $    802,729
                                                    ------------
             Total Food, Beverage & Tobacco         $ 12,367,577
                                                    ------------

6     The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------

Shares                                                          Value
             Household & Personal Products - 5.6%
             Household Products - 5.6%
    31,053   Clorox Co.                                  $  1,733,689
    42,654   Colgate-Palmolive Co.                          3,017,344
    49,243   Procter & Gamble Co.*                          2,516,317
                                                         ------------
                                                         $  7,267,350
                                                         ------------
             Total Household & Personal Products         $  7,267,350
                                                         ------------
             Health Care Equipment & Services - 1.5%
             Health Care Equipment - 1.5%
    36,353   Baxter International, Inc.                  $  1,925,255
                                                         ------------
             Total Health Care Equipment &
             Services                                    $  1,925,255
                                                         ------------
             Pharmaceuticals & Biotechnology - 4.7%
             Pharmaceuticals - 4.7%
    50,326   Abbott Laboratories Ltd.                    $  2,367,335
    39,440   Bristol-Myers Squibb Co.                         801,026
    29,674   Eli Lilly & Co.                                1,027,907
    67,897   Merck & Co., Inc.                              1,898,400
                                                         ------------
                                                         $  6,094,668
                                                         ------------
             Total Pharmaceuticals &
             Biotechnology                               $  6,094,668
                                                         ------------
             Banks - 3.4%
             Diversified Banks - 2.5%
   125,461   U.S. Bancorp                                $  2,248,261
    39,500   Wells Fargo & Co.                                958,270
                                                         ------------
                                                         $  3,206,531
                                                         ------------
             Regional Banks - 0.9%
    75,321   SunTrust Banks, Inc.                        $  1,239,030
                                                         ------------
             Total Banks                                 $  4,445,561
                                                         ------------
             Diversified Financials - 3.8%
             Asset Management & Custody Banks - 2.9%
    24,711   Northern Trust Corp.                        $  1,326,486
    41,493   T. Rowe Price Associates, Inc. (b)             1,729,013
    26,000   The Bank of New York Mellon Corp.                762,060
                                                         ------------
                                                         $  3,817,559
                                                         ------------
             Diversified Financial Services - 0.9%
    33,300   J.P. Morgan Chase & Co.                     $  1,135,863
                                                         ------------
             Total Diversified Financials                $  4,953,422
                                                         ------------
             Insurance - 3.7%
             Life & Health Insurance - 0.3%
    12,500   Aflac, Inc.                                 $    388,625
                                                         ------------
             Property & Casualty Insurance - 3.4%
    67,304   Chubb Corp.                                 $  2,684,084
    33,208   Cincinnati Financial Corp.                       742,199
    24,428   The Traveler Companies, Inc.                   1,002,525
                                                         ------------
                                                         $  4,428,808
                                                         ------------
             Total Insurance                             $  4,817,433
                                                         ------------

Shares                                                          Value
             Real Estate - 3.4%
             Office Real Estate Investment Trust - 0.5%
    17,045   Alexandria Real Estate Equities, Inc. (b)   $    610,041
                                                         ------------
             Retail Real Estate Investment Trust - 0.8%
    29,249   Regency Centers Corp.                       $  1,021,083
                                                         ------------
             Specialized Real Estate Investment Trusts - 2.1%
    41,194   Nationwide Health Properties, Inc.          $  1,060,334
    58,130   Plum Creek Timber Co., Inc. (b)                1,731,111
                                                         ------------
                                                         $  2,791,445
                                                         ------------
             Total Real Estate                           $  4,422,569
                                                         ------------
             Semiconductors - 2.1%
             Semiconductors - 2.1%
    33,171   Analog Devices, Inc.                        $    821,977
    81,975   Microchip Technology, Inc. (b)                 1,848,536
                                                         ------------
                                                         $  2,670,513
                                                         ------------
             Total Semiconductors                        $  2,670,513
                                                         ------------
             Telecommunication Services - 3.7%
             Integrated Telecommunication Services - 3.7%
    16,825   Embarq Corp.                                $    707,660
   164,636   Frontier Communications Corp. (b)              1,175,501
    55,723   Verizon Communications, Inc.                   1,712,368
   146,568   Windstream Corp.                               1,225,308
                                                         ------------
                                                         $  4,820,837
                                                         ------------
             Total Telecommunication Services            $  4,820,837
                                                         ------------
             Utilities - 16.6%
             Electric Utilities - 4.6%
   123,240   Duke Energy Corp.                           $  1,798,073
    22,617   FirstEnergy Corp.                                876,409
    15,776   FPL Group, Inc.                                  897,023
    19,926   PPL Corp.                                        656,761
    55,958   Southern Co.                                   1,743,651
                                                         ------------
                                                         $  5,971,917
                                                         ------------
             Gas Utilities - 6.4%
    65,073   AGL Resources, Inc.                         $  2,069,321
    75,818   EQT Corp.                                      2,646,806
   114,356   Questar Corp.                                  3,551,897
                                                         ------------
                                                         $  8,268,024
                                                         ------------
             Multi-Utilities - 5.6%
    87,123   NSTAR                                       $  2,797,520
    71,760   PG&E Corp.                                     2,758,454
    51,670   Public Service Enterprise Group, Inc.       $  1,685,992
                                                         ------------
                                                         $  7,241,966
                                                         ------------
             Total Utilities                             $ 21,481,907
                                                         ------------
             TOTAL COMMON STOCKS
             (Cost $123,622,934)                         $128,425,864
                                                         ------------


The accompanying notes are an integral part of these financial statements.     7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/09 (UNAUDITED)                        (continued)


Principal
Amount ($)                                                      Value
                   TEMPORARY CASH INVESTMENTS - 6.3%
                   Securities Lending Collateral - 6.3% (c)
                   Certificates of Deposit:
      183,993      Abbey National Plc, 1.27%, 8/13/09    $    183,993
      275,989      Royal Bank of Canada NY, 1.19%,
                   8/7/09                                     275,989
      331,187      Svenska Bank NY, 1.48%, 7/8/09             331,188
      367,609      Cafco, 0.40%, 10/1/09                      367,609
      257,389      Ciesco, 0.40%, 9/1/09                      257,389
      275,972      Fasco, 0.25%, 7/10/09                      275,972
      367,650      Kithaw, 0.40%, 9/21/09                     367,650
      367,894      Merrill Lynch, 0.61%, 8/14/09              367,894
      367,985      CBA, 1.35%, 7/16/09                        367,985
      367,985      Societe Generale, 1.06%, 9/4/09            367,985
      367,985      U.S. Bank NA, 0.76%, 8/24/09               367,985
                                                         ------------
                                                         $  3,531,639
                                                         ------------
                   Commercial Paper:
      367,985      Monumental Global Funding, Ltd.,
                   1.28%, 8/17/09                        $    367,985
      183,993      CME Group, Inc., 1.21%, 8/6/09             183,993
      276,091      GE, 0.47%, 9/18/09                         276,091
       74,276      GE, 0.79%, 10/26/09                         74,277
      361,362      American Honda Finance Corp.,
                   1.27%, 7/14/09                             361,362
      367,985      HSBC Bank, Inc., 1.31%, 8/14/09            367,985
       91,996      IBM, 0.88%, 9/25/09                         91,996
      331,187      New York Life Global, 0.75%, 9/4/09        331,187
                                                         ------------
                                                         $  2,054,876
                                                         ------------
                   Tri-party Repurchase Agreements:
    1,030,359      Deutsche Bank, 0.08%, 7/1/09          $  1,030,359
    1,226,838      Barclays Capital Markets, 0.01%,
                   7/1/09                                   1,226,838
                                                         ------------
                                                         $  2,257,197
                                                         ------------

Shares                                                          Value
            Money Market Mutual Fund:
  367,985   JPMorgan U.S. Government Money
            Market Fund                                  $    367,986
                                                         ------------
            Total Securities Lending
            Collateral                                   $  8,211,698
                                                         ------------
            TOTAL TEMPORARY CASH
            INVESTMENTS
            (Cost $8,211,698)                            $  8,211,698
                                                         ------------
            TOTAL INVESTMENT IN
            SECURITIES - 105.6%
            (Cost $131,834,632)(a)                       $136,637,562
                                                         ------------
            OTHER ASSETS AND
            LIABILITIES - (5.6)%                         $ (7,260,665)
                                                         ------------
            TOTAL NET ASSETS - 100.0%                    $129,376,897
                                                         ============

*        Non-income producing security.
(A.D.R.) American Depositary Receipt.
(a) At June 30, 2009, the net unrealized gain on investments based on cost for federal income tax purposes of $130,379,649 was as follows:


         Aggregate gross unrealized gain for all investments in
         which there is an excess of value over tax cost           $17,737,446
         Aggregate gross unrealized loss for all investments in
         which there is an excess of tax cost over value           (11,479,533)
                                                                   -----------
         Net unrealized gain                                       $ 6,257,913
                                                                   ===========

(b)    At June 30, 2009, the following securities were out on loan:



   Shares      Description                                   Value
  16,800       Alexandria Real Estate Equities, Inc.     $  601,272
  78,500       Cedar Fair, L.P.                             858,790
  83,600       Frontier Communications Corp.                596,904
  17,600       H.J. Heinz Co., Inc.                         628,320
  14,000       Johnson Controls, Inc.                       304,080
  79,244       Microchip Technology, Inc.                 1,786,952
  14,000       Mine Safety Appliances Co.                   337,400
  50,000       Plum Creek Timber Co., Inc.                1,489,000
  32,500       T. Rowe Price Associates, Inc.             1,354,275
                                                         ----------
               Total                                     $7,956,993
                                                         ==========

(c)      Security lending collateral is managed by Credit Suisse, New York
         Branch.

         Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2009, aggregated $31,689,407 and $73,753,399, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)


8     The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------


The following is a summary of the inputs used as of June 30, 2009, in valuing the Portfolio's assets:


                                Level 1          Level 2      Level 3         Total
Common stocks                $128,425,864      $        -         $-      $128,425,864
Temporary cash investments        367,986       7,843,712          -         8,211,698
                             ------------      ----------         --      ------------
Total                        $128,793,850      $7,843,712         $-      $136,637,562
                             ============      ==========         ==      ============

The accompanying notes are an integral part of these financial statements.     9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                                              Six Months
                                                                Ended             Year          Year          Year          Year
                                                               6/30/09           Ended          Ended         Ended        Ended
Class I                                                      (unaudited)        12/31/08      12/31/07      12/31/06      12/31/05
Net asset value, beginning of period                          $   15.18        $  23.76       $  24.93      $  21.25      $  20.58
                                                              ---------        --------       --------      --------      --------
Increase (decrease) from investment operations:
 Net investment income                                        $    0.24        $   0.68       $   0.82      $   0.60      $   0.51
 Net realized and unrealized gain (loss) on investments           (1.06)          (7.42)         (0.53)         4.05          0.66
                                                              ----------       --------       ---------     --------      --------
  Net increase (decrease) from investment operations          $   (0.82)       $  (6.74)      $   0.29      $   4.65      $   1.17
Distributions to shareowners:
 Net investment income                                            (0.27)          (0.57)         (0.65)        (0.60)        (0.50)
 Net realized gain                                                   --           (1.27)         (0.81)        (0.37)           --
                                                              ----------       --------       ---------     ---------     ---------
Net increase (decrease) in net asset value                    $   (1.09)       $  (8.58)      $  (1.17)     $   3.68      $   0.67
                                                              ----------       --------       ---------     ---------     ---------
Net asset value, end of period                                $   14.09        $  15.18       $  23.76      $  24.93      $  21.25
                                                              =========        ========       ========      ========      ========
Total return*                                                     (5.34)%        (30.29)%         0.81%        22.45%         5.72%
Ratio of net expenses to average net assets+                       0.78%**         0.75%          0.70%         0.69%         0.71%
Ratio of net investment income to average net assets+              3.45%**         3.17%          2.59%         2.70%         2.56%
Portfolio turnover rate                                              46%**           17%            31%           23%           22%
Net assets, end of period (in thousands)                      $  84,560        $ 93,110       $166,323      $310,682      $232,249

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


10    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                                            Six Months
                                                              Ended            Year           Year           Year           Year
                                                             6/30/09          Ended           Ended          Ended         Ended
Class II                                                   (unaudited)       12/31/08       12/31/07       12/31/06       12/31/05
Net asset value, beginning of period                        $  15.26        $  23.89        $  25.07       $  21.37      $  20.68
                                                            --------        --------        --------       --------      --------
Increase (decrease) from investment operations:
 Net investment income                                      $   0.47        $   0.62        $   0.62       $   0.56      $   0.45
 Net realized and unrealized gain (loss) on investments        (1.31)          (7.45)          (0.40)          4.06          0.68
                                                            ---------       --------        ---------      --------      --------
  Net increase (decrease) from investment operations        $  (0.84)       $  (6.83)       $   0.22       $   4.62      $   1.13
Distributions to shareowners:
 Net investment income                                         (0.25)          (0.53)          (0.59)         (0.55)        (0.44)
 Net realized gain                                                --           (1.27)          (0.81)         (0.37)           --
                                                            ---------       --------        ---------      ---------     ---------
Net increase (decrease) in net asset value                  $  (1.09)       $  (8.63)       $  (1.18)      $   3.70      $   0.69
                                                            ---------       --------        ---------      ---------     ---------
Net asset value, end of period                              $  14.17        $  15.26        $  23.89       $  25.07      $  21.37
                                                            ========        ========        ========       ========      ========
Total return*                                                  (5.45)%        (30.48)%          0.54%         22.12%         5.52%
Ratio of net expenses to average net assets+                    1.01%**         1.00%           0.95%          0.94%         0.96%
Ratio of net investment income to average net assets+           3.09%**         2.92%           2.41%          2.45%         2.32%
Portfolio turnover rate                                           46%**           17%             31%            23%           22%
Net assets, end of period (in thousands)                    $ 44,817        $ 90,372        $153,810       $156,004      $127,459

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


The accompanying notes are an integral part of these financial statements.    11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/09 (UNAUDITED)



ASSETS:
 Investment in securities, at value (including securities loaned of $7,956,993)           $ 136,637,562
  (cost $131,834,632)
 Cash                                                                                           679,803
 Receivables --
 Portfolio shares sold                                                                          127,083
 Dividends                                                                                      351,087
 Other                                                                                            1,877
                                                                                          -------------
  Total assets                                                                            $ 137,797,412
                                                                                          -------------
LIABILITIES:
 Payables --
 Portfolio shares repurchased                                                             $     167,509
 Upon return of securities loaned                                                             8,211,698
 Due to affiliates                                                                                3,174
 Accrued expenses                                                                                38,134
                                                                                          -------------
  Total liabilities                                                                       $   8,420,515
                                                                                          -------------
NET ASSETS:
 Paid-in capital                                                                          $ 178,831,868
 Undistributed net investment income                                                          2,701,822
 Accumulated net realized loss on investments                                               (56,959,723)
 Net unrealized gain on investments                                                           4,802,930
                                                                                          -------------
  Total net assets                                                                        $ 129,376,897
                                                                                          =============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class 1 (based on $84,560,223/6,001,443 shares)                                          $       14.09
                                                                                          =============
 Class 2 (based on $44,816,674/3,163,370 shares)                                          $       14.17
                                                                                          =============



12    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
For the Six Months Ended 6/30/09


INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $9,973)       $2,801,383
 Interest                                                       1,214
 Income from securities loaned, net                            49,479
                                                           ----------
  Total investment income                                                   $   2,852,076
                                                                            -------------
EXPENSES:
 Management fees                                           $  443,336
 Transfer agent fees
 Class I                                                          700
 Class II                                                         700
 Distribution fees (Class II)                                  67,839
 Administrative reimbursements                                 21,680
 Custodian fees                                                13,202
 Professional fees                                             30,236
 Printing expense                                              10,950
 Fees and expenses of nonaffiliated trustees                    3,878
 Miscellaneous                                                  3,387
                                                           ----------
  Total expenses                                                            $     595,908
                                                                            -------------
   Net investment income                                                    $   2,256,168
                                                                            -------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
 Net realized loss on investments                                           $ (35,045,422)
                                                                            -------------
 Change in net unrealized gain (loss) on investments                        $  21,053,219
                                                                            -------------
 Net loss on investments                                                    $ (13,992,203)
                                                                            -------------
 Net decrease in net assets resulting from operations                       $ (11,736,035)
                                                                            =============



The accompanying notes are an integral part of these financial statements.    13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ended 6/30/09 and the Year Ended 12/31/08, respectively


                                                                Six Months
                                                                   Ended               Year
                                                                  6/30/09              Ended
                                                                (unaudited)          12/31/08
FROM OPERATIONS:
Net investment income                                         $   2,256,168       $    7,750,599
Net realized loss on investments                                (35,045,422)         (19,555,380)
Change in net unrealized gain (loss) on investments              21,053,219          (73,415,423)
                                                              -------------       --------------
    Net decrease in net assets resulting from operations      $ (11,736,035)      $  (85,220,204)
                                                              -------------       --------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.27 and $0.57 per share, respectively)           $  (1,608,812)      $   (3,592,434)
  Class II ($0.25 and $0.53 per share, respectively)               (788,101)          (3,175,293)
Net realized gain:
  Class I ($0.00 and $1.27 per share, respectively)                       -           (7,935,658)
  Class II ($0.00 and $1.27 per share, respectively)                      -           (7,517,576)
                                                              -------------       --------------
    Total distributions to shareowners                        $  (2,396,913)      $  (22,220,961)
                                                              -------------       --------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                              $  11,035,868       $   31,151,708
Reinvestment of distributions                                     2,396,913           22,220,961
Cost of shares repurchased                                      (53,404,696)         (82,582,149)
                                                              -------------       --------------
    Net decrease in net assets resulting from
     Portfolio share transactions                             $ (39,971,915)      $  (29,209,480)
                                                              -------------       --------------
    Net decrease in net assets                                $ (54,104,863)      $ (136,650,645)
NET ASSETS:
Beginning of period                                           $ 183,481,760       $  320,132,405
                                                              -------------       --------------
End of period                                                 $ 129,376,897       $  183,481,760
                                                              =============       ==============
Undistributed net investment income                           $   2,701,822       $    2,842,567
                                                              =============       ==============


                                     '09 Shares         '09 Amount         '08 Shares        '08 Amount
                                    (unaudited)        (unaudited)
CLASS I
Shares sold                             372,561       $   5,226,394           549,977      $  10,006,293
Reinvestment of distributions           117,408           1,608,812           560,838         11,528,092
Less shares repurchased                (622,566)         (8,380,880)       (1,976,386)       (39,969,650)
                                     ----------       -------------        ----------      -------------
    Net decrease                       (132,597)      $  (1,545,674)         (865,571)     $ (18,435,265)
                                     ==========       =============        ==========      =============
CLASS II
Shares sold                             418,703       $   5,809,474         1,075,936      $  21,145,415
Reinvestment of distributions            57,233             788,101           516,946         10,692,869
Less shares repurchased              (3,236,056)        (45,023,816)       (2,107,691)       (42,612,499)
                                     ----------       -------------        ----------      -------------
    Net decrease                     (2,760,120)      $ (38,426,241)         (514,809)     $ (10,774,215)
                                     ==========       =============        ==========      =============


14    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/09 (UNAUDITED)

1. Organization and Significant Accounting Policies
Pioneer Equity Income VCT Portfolio (the Portfolio) is one of 13 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The investment objective of the Portfolio is current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distributions fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

The Portfolio's prospectuses contain unaudited information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's principal risks. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the NYSE. The value of such securities used in computing the net asset value of the Portfolio's shares is based on the last sale price on the principal exchange where they traded. The Portfolio may also use fair value methods to value a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At June 30, 2009, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Temporary cash investments are valued at cost which approximates market value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/amortized for financial reporting purposes.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/09 (UNAUDITED)                  (continued)

B. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of current year distributions paid will be determined at the end of the current taxable year. The tax character of distributions paid during the fiscal year ended December 31, 2008 and the components of distributable earnings on a federal income tax basis at December 31, 2008, were as follows:

--------------------------------------------------------------------------------
                                                                      2008
--------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary income                                                  $  7,190,725
                                                                  ------------
 Long-term capital gain                                             15,030,236
                                                                  ------------
  Total distributions                                             $ 22,220,961
                                                                  ============
 Distributable Earnings (Accumulated Losses):
 Undistributed ordinary income                                    $    769,858
 Capital loss carryforward                                          (9,742,803)
 Post-October loss deferred                                        (11,553,772)
 Unrealized depreciation                                           (14,795,306)
                                                                  ------------
  Total                                                           $(35,322,023)
                                                                  ============
--------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, the tax basis adjustments on partnerships and Real Estate Investment Trust (REIT) holdings.

C. Portfolio Shares
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $107,072 in underwriting commissions on the sale of Trust shares for the six months ended June 30, 2009. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted-net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that Class I and Class II shares can bear different transfer agent and distribution expense rates.

D. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary cash investments. Credit Suisse, New York Branch, as the Portfolio's security lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------

   Portfolio. The Portfolio also continues to receive payments in lieu of dividends and interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio will be required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

E. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be at least equal to or in excess of the value of the repurchase agreement. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,488 in management fees, administrative costs and certain other fees payable to PIM at June 30, 2009.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $377 in transfer agent fees payable to PIMSS at June 30, 2009.

4. Distribution Plan
The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $309 payable to PFD at June 30, 2009.

5. Expense Offset Arrangements
The Portfolio has entered into an expense offset arrangement with PIMSS resulting in a reduction in the Portfolio's total expenses due to interest earned on cash held by PIMSS. For the year ended December 31, 2008, the Portfolio's expenses were not reduced under this arrangement.

6. Subsequent Events
In preparing these financial statements, the Adviser has evaluated the impact of all subsequent events and transactions for potential recognition or disclosure through August 12, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

[LOGO] PIONEER
       Investments(R)

Pioneer Variable Contracts Trust


Officers                                           Trustees
John F. Cogan, Jr., President                      John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President      David R. Bock
Mark E. Bradley, Treasurer                         Mary K. Bush
Dorothy E. Bourassa, Secretary                     Benjamin M. Friedman
                                                   Margaret B.W. Graham
                                                   Daniel K. Kingsbury
                                                   Thomas J. Perna
                                                   Marguerite A. Piret
                                                   Stephen K. West


Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)


Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   19610-03-0809

                                                                   [Logo]PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST
                       Pioneer Fund VCT Portfolio -- Class I and Class II Shares

                                                               SEMIANNUAL REPORT
                                                                   June 30, 2009

   Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------

Pioneer Fund VCT Portfolio
  Portfolio and Performance Update               2
  Comparing Ongoing Portfolio Expenses           3
  Portfolio Management Discussion                4
  Schedule of Investments                        6
  Financial Statements                          10
  Notes to Financial Statements                 15
  Trustees, Officers and Service Providers      21

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/09
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                      88.7%
Depositary Receipts for International Stocks             5.1%
Temporary Cash Investments                               3.4%
International Common Stocks                              2.6%
Rights/Warrants                                          0.2%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Consumer Staples                                        15.6%
Industrials                                             14.3%
Health Care                                             13.9%
Information Technology                                  12.9%
Consumer Discretionary                                  12.3%
Financials                                              11.0%
Energy                                                  10.5%
Materials                                                6.6%
Utilities                                                2.1%
Telecommunication Services                               0.8%

Five Largest Holdings
(As a percentage of equity holdings)*

1.      Chevron Corp.               3.60%
2.      Becton, Dickinson & Co.     2.38
3.      Norfolk Southern Corp.      2.34
4.      Hewlett-Packard Co.         2.29
5.      PACCAR, Inc.                2.12

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/09
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share     6/30/09      12/31/08
  Class I                     $ 16.10       $ 15.94
  Class II                    $ 16.10       $ 15.93

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/09 - 6/30/09)          Income         Capital Gains     Capital Gains
  Class I                   $ 0.1700       $  -              $  -
  Class II                  $ 0.1500       $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Fund VCT Portfolio at net asset value, compared to that of the Standard & Poor's (S&P) 500 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

               Pioneer Fund            Pioneer Fund
              VCT Portfolio,          VCT Portfolio,
                  Class I                Class II           S&P 500
6/99             $10,000                 $10,000           $10,000
                  10,876                  10,848            10,725
6/01              10,022                   9,977             9,136
                   8,614                   8,550             7,493
6/03               8,193                   8,110             7,512
                   9,655                   9,534             8,947
6/05              10,455                  10,294             9,512
                  11,748                  11,543            10,332
6/07              14,068                  13,787            12,458
                  12,337                  12,077            10,824
6/09               9,187                   8,976             7,989

The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2009)

--------------------------------------------------------------------------------
              Class I       Class II
--------------------------------------------------------------------------------
10 Years       -0.85%        -1.07%
5 Years        -0.99%        -1.20%
1 Year        -25.53%       -25.68%

All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.
The performance of Class II shares for the period prior to the commencement of operations of Class II on May 1, 2000, is based on the performance of the Portfolio's Class I shares, reduced to reflect the higher distribution fee of Class II shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio

Based on actual returns from January 1, 2009 through June 30, 2009.

Share Class                                    I               II
---------------------------------------------------------------------
  Beginning Account Value on 1/1/09       $ 1,000.00       $ 1,000.00
  Ending Account Value on 6/30/09         $ 1,021.20       $ 1,020.50
  Expenses Paid During Period*            $     3.76       $     5.01

* Expenses are equal to the Portfolio's annualized expense ratio of 0.75% and 1.00% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2009 through June 30, 2009.

Share Class                                    I               II
---------------------------------------------------------------------
  Beginning Account Value on 1/1/09       $ 1,000.00       $ 1,000.00
  Ending Account Value on 6/30/09         $ 1.021.08       $ 1,019.84
  Expenses Paid During Period*            $     3.76       $     5.01

* Expenses are equal to the Portfolio's annualized expense ratio of 0.75% and 1.00% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/09
--------------------------------------------------------------------------------

In the following interview, John Carey, Executive Vice President and Head of the U.S. Core Value Department at Pioneer Investments, discusses the investment environment and the performance of the Pioneer Fund VCT Portfolio during the six months ended June 30, 2009. Mr. Carey is responsible for the day-to-day management of the Portfolio.

Q. The past year has seen extraordinary volatility in the equity markets as the severe economic downturn of 2008 continued into early 2009, then appeared to abate as massive U.S. government intervention in the private economy seemed to allay some concern among investors. How did the Pioneer Fund VCT Portfolio perform in such a volatile environment?

A. The first half of 2009 was a tale of two markets. Through early March, the market continued plunging, continuing the downward movement it had begun in October 2007, almost a year and a half earlier. Then, all of a sudden, the tide turned and the market started to recover. By June 30, 2009, the Standard & Poor's 500 Index (the S&P 500), the Portfolio's benchmark, was back in the black for the calendar year to date, and so was Pioneer Fund VCT Portfolio.

     For the six months ended June 30, 2009, the Pioneer Fund VCT Portfolio's Class I shares returned 2.12% at net asset value, and Class II shares returned 2.05%. Over the same six-month period, the Portfolio's benchmark, the S&P 500, an unmanaged index of the general U.S. stock market, showed a total return of 3.19%. In addition, over the same six months, the average return for the 234 variable portfolios in Lipper Analytical Services' large-cap core category was 5.23%.

     It is difficult to put one's finger precisely on what changed and why people were suddenly inspired to go back into the market and bid up share prices. There were some hopeful announcements from executives at the large, so-called "money-center" banks; President Obama, in a much-quoted interview, opined on March 3, 2009, that stocks appeared cheap and might represent good value for investors with a long-term outlook; and there were some glimmers of improvement in consumer confidence. Corporate earnings, however, were quite poor throughout the first half of the year, and most of the economic indicators still presented a mixed picture at best. One must assume, then, that the market recovery was the result of one of those sudden bursts of optimism we occasionally see among investors and that usually occur, oddly, right about the time negative sentiment becomes most intense. Go figure! In retrospect, though, the turning points do often coincide with a "bottoming out" of economic activity and the first forecasts of an upturn. While we remain cautious and do not discount the possibility of a "relapse" into recession, we think on the whole that the odds at this point do favor further improvement, in that confidence builds on confidence.

Q. Please discuss performance in the first half of 2009 in more detail. Specifically, which Portfolio holdings had the greatest positive and negative effects on performance relative to the benchmark S&P 500 Index?

A. The underperformance of the Portfolio versus the benchmark S&P 500 Index during the six months ended June 30, 2009, was attributable to our positioning in the financials and information technology sectors. The Portfolio was correctly underweight the financials sector, which, even after its strong rebound from the lows of early March 2009, underperformed the market. But in our stock selection we had emphasized the companies that struck us as more stable, while in the rebound the stocks that moved the most were the shakiest, which had fallen to the lowest prices. In regard to the red-hot technology sector, the best-performing sector in the market during the first half of the year, the Portfolio was unfortunately both underweight and not invested in some of the real winners, including Internet search engine Google and computer and telephone maker Apple. Late in the six-month period, we did, however, add Apple to the Portfolio, when the price of the stock, during a lull in its advance, settled to a level we found attractive.

     On the plus side, the Portfolio was overweight versus the S&P 500 in the materials and consumer discretionary sectors, which recorded, respectively, the second and third best sector performance in the Index. Our stock selections in both sectors also contributed positively to performance attribution. In materials, the mining companies Rio Tinto and Freeport-McMoRan Copper & Gold rallied impressively after their disappointing performance in the latter part of 2008; and in consumer discretionary, publisher McGraw-Hill and retailer Nordstrom both came back powerfully.

Q. From a sector-allocation perspective, how was the Portfolio positioned compared with the S&P 500, and how did its positioning affect performance during the six-month period ended June 30, 2009?

A. The Portfolio remained underweight to the financials sector out of concern over the lingering effects of the credit crisis of the past two years. However, we gradually went back into some of the stocks there as we saw prospects for resumed growth, and we ended the period not nearly so underweight as we were during much of last year. The financials staged, of course, a big rally during part of the six-month period, and investors have been warming up to the sector again. We, too, shall continue to look for potentially attractive opportunities in the sector.

A Word About Risk:

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Otherwise the Portfolio was positioned fairly well, we think, for the turn in investor sentiment and the renewed longer-term optimism about the economy. The Portfolio was overweight not only the cyclical materials and consumer discretionary sectors, but also industrials. While there was concern during the period over the negligible near-term impact of the Federal economic stimulus program on capital spending, we think that the economy on its own, as it pulls out of the recession, will generate good business opportunities for many of the names in the industrials sector. While the Portfolio's overweight in the sector detracted from results in the semiannual period just past, we think that the Portfolio stands a decent chance of being rewarded for that positioning in the periods ahead.

Q.   What changes did you make to the Portfolio in the first six months of 2009?

A. During the period we initiated 16 new positions and eliminated 11, reversing our recent trend of consolidating the Portfolio into fewer holdings. As we, too, gained confidence that the economy was turning the corner, we found many more purchase than sale candidates. Among new holdings were: Johnson & Johnson, a leading, diversified health care company, with expertise in pharmaceuticals, hospital supplies, consumer health care products, and orthopedic implants; Alcon, supplier of contact lens and other eye-care solutions; McDonald's and Yum! Brands, successful worldwide "fast-food" restaurant chains (Yum! owns Pizza Hut, Kentucky Fried Chicken, which, strikingly, is extremely popular in China, and Taco
     Bell); BHP Billiton, a major mining and energy company, with everything from copper, gold, and coal to oil and iron ore; and Baxter International, specialist in blood-related products. In line with our comments above about our re-awakened interest in the financials, we added several stocks in that sector: PNC Financial Services, a successful regional bank with important diversification into asset management; Chicago Mercantile Exchange, a key trading forum for futures contracts and other derivatives relating to commodities, stocks, and foreign exchange; State Street, large provider of custody, administration, pricing, and other services to the financial sector; and Morgan Stanley, a prominent survivor among investment-banking firms.

     Finally, we went back to Ford Motor after we had become convinced of the ability of that company, too, to survive. What's more, due to the weakness of some of its key competitors, Ford has been able to gain market share for the first time in quite a long while. After studying closely the prospects for its new operating system, we also repurchased shares of Microsoft. Rounding out the list of entries were Wal-Mart Stores, the discount retailer; Covidien, manufacturer and distributor of medical supplies and devices; ConocoPhillips, the oil and gas producer; and Apple, as we noted above.

     The positions liquidated were ones we judged less compelling with respect to their outlook, riskier from a financial standpoint, or fully priced relative to our expectations. The sales included Dow Chemical, Teck Resources, Xstrata, General Electric, J.C. Penney, Roche Holdings, Schering-Plough, Bank of America, American Express, Aflac, and AT&T.

Q. With world markets and economies still sluggish and with a new U.S. administration and its plans for considerable additional spending, what is your outlook for the months ahead?

A. We tend to think that we are in the early stages of an economic recovery, at least in the U.S. Consumers appear to be regaining confidence, the housing market is beginning to find its footing, and the financial sector is seeing stabilization, even if engineered and funded by the Federal government. We are also starting to hear corporate managements say moderately more hopeful things about their businesses, though there are still managements that state they have seen no improvement at all. Unemployment may continue to rise for some months, as business confidence takes longer to rebuild than consumer confidence. As for all the new government spending, we must confess it worries us. Whether we have inflation and higher interest rates at some point down the road will depend on how the government deals with the enormous fiscal deficits expected to result from the spending.

     Could we have renewed weakness in the economy or even a relapse into recession? Of course it is possible if we have some new shocks to the system such as major bankruptcies, disruptions in the flow of vital commodities, or serious missteps by government bodies. Consumers, concerned about high unemployment numbers and news stories about the government budget deficit and likely tax increases, might also become discouraged again and go back into retrenchment mode. While acknowledging those risks, however, we would note the powerful momentum of our gigantic economy, on the way down and on the way up. Once the cycle begins to turn, and we do think that it has, it takes, really, some extraordinary countervailing forces to send it right back in the other direction. So we shall end on that hopeful note, and we want to thank you, as always, for your faithful support.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/09 (UNAUDITED)
--------------------------------------------------------------------------------

       Shares                                                  Value
                    COMMON STOCKS - 99.6%
                    Energy - 10.5%
                    Integrated Oil & Gas - 7.7%
      150,604       Chevron Corp.                       $  9,977,515
       58,752       ConocoPhillips                         2,471,109
       60,897       Exxon Mobil Corp.                      4,257,309
       87,242       Marathon Oil Corp.                     2,628,601
       39,330       Royal Dutch Shell Plc (A.D.R.)         1,973,973
                                                        ------------
                                                        $ 21,308,507
                                                        ------------
                    Oil & Gas Equipment & Services - 1.1%
       54,446       Schlumberger, Ltd.                  $  2,946,073
                                                        ------------
                    Oil & Gas Exploration & Production - 1.7%
       67,633       Apache Corp.                        $  4,879,721
                                                        ------------
                    Total Energy                        $ 29,134,301
                                                        ------------
                    Materials - 6.4%
                    Aluminum - 0.7%
      183,302       Alcoa, Inc. (b)                     $  1,893,510
                                                        ------------
                    Diversified Chemical - 0.6%
       66,111       E.I. du Pont de Nemours and Co.     $  1,693,764
                                                        ------------
                    Diversified Metals & Mining - 2.5%
       24,253       BHP Billiton, Ltd. (A.D.R.)*(b)     $  1,327,367
       44,998       Freeport-McMoRan Copper & Gold,
                    Inc. (Class B)                         2,254,850
       94,269       Rio Tinto Plc                          3,266,758
                                                        ------------
                                                        $  6,848,975
                                                        ------------
                    Fertilizers & Agricultural Chemicals - 0.8%
       29,932       Monsanto Co.                        $  2,225,145
                                                        ------------
                    Industrial Gases - 1.2%
       30,090       Air Products & Chemicals, Inc.      $  1,943,513
       18,030       Praxair, Inc.                          1,281,392
                                                        ------------
                                                        $  3,224,905
                                                        ------------
                    Specialty Chemicals - 0.6%
       46,526       Ecolab, Inc.                        $  1,814,049
                                                        ------------
                    Total Materials                     $ 17,700,348
                                                        ------------
                    Capital Goods - 9.6%
                    Aerospace & Defense - 2.6%
       63,727       General Dynamics Corp.              $  3,529,839
       18,662       Honeywell International, Inc.            585,987
       59,933       United Technologies Corp.              3,114,119
                                                        ------------
                                                        $  7,229,945
                                                        ------------
                    Construction & Farm
                    Machinery & Heavy Trucks - 4.3%
       64,264       Caterpillar, Inc. (b)               $  2,123,283
       95,801       Deere & Co.                            3,827,250
      180,532       PACCAR, Inc.                           5,869,095
                                                        ------------
                                                        $ 11,819,628
                                                        ------------

       Shares                                                  Value
                    Electrical Component & Equipment - 1.2%
       67,651       Emerson Electric Co.                $  2,191,892
       39,453       Rockwell International Corp.           1,267,230
                                                        ------------
                                                        $  3,459,122
                                                        ------------
                    Industrial Conglomerates - 0.9%
       40,010       3M Co.                              $  2,404,601
                                                        ------------
                    Industrial Machinery - 0.6%
       20,593       Illinois Tool Works, Inc.           $    768,943
       22,302       Parker Hannifin Corp.                    958,094
                                                        ------------
                                                        $  1,727,037
                                                        ------------
                    Total Capital Goods                 $ 26,640,333
                                                        ------------
                    Transportation - 4.7%
                    Railroads - 4.7%
       44,872       Burlington Northern, Inc.           $  3,299,887
       76,304       Canadian National Railway Co.          3,278,020
      172,140       Norfolk Southern Corp.                 6,484,514
                                                        ------------
                                                        $ 13,062,421
                                                        ------------
                    Total Transportation                $ 13,062,421
                                                        ------------
                    Automobiles & Components - 2.9%
                    Auto Parts & Equipment - 2.3%
       41,245       BorgWarner, Inc.                    $  1,408,517
      231,727       Johnson Controls, Inc.                 5,033,110
                                                        ------------
                                                        $  6,441,627
                                                        ------------
                    Automobile Manufacturers - 0.6%
      273,921       Ford Motor Corp.*                   $  1,662,700
                                                        ------------
                    Total Automobiles &
                    Components                          $  8,104,327
                                                        ------------
                    Consumer Durables & Apparel - 0.7%
                    Apparel, Accessories & Luxury Goods - 0.7%
       76,905       Coach, Inc. (b)                     $  2,067,206
                                                        ------------
                    Total Consumer Durables &
                    Apparel                             $  2,067,206
                                                        ------------
                    Consumer Services - 0.2%
                    Restaurants - 0.2%
        6,300       McDonald's Corp.                    $    362,187
        9,100       Yum! Brands, Inc.                        303,394
                                                        ------------
                                                        $    665,581
                                                        ------------
                    Total Consumer Services             $    665,581
                                                        ------------
                    Media - 4.4%
                    Movies & Entertainment - 0.5%
       63,870       The Walt Disney Co.                 $  1,490,087
                                                        ------------
                    Publishing - 3.9%
      252,359       Elsevier NV                         $  2,779,169
      121,219       John Wiley & Sons, Inc.                4,030,532
      130,757       McGraw-Hill Co., Inc.                  3,937,093
                                                        ------------
                                                        $ 10,746,794
                                                        ------------
                    Total Media                         $ 12,236,881
                                                        ------------

6  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

       Shares                                                        Value
                    Retailing - 4.0%
                    Department Stores - 0.6%
       76,477       Nordstrom, Inc. (b)                       $  1,521,128
                                                              ------------
                    General Merchandise Stores - 1.9%
      136,890       Target Corp.                              $  5,403,048
                                                              ------------
                    Home Improvement Retail - 1.0%
      140,137       Lowe's Co., Inc.                          $  2,720,059
                                                              ------------
                    Specialty Stores - 0.5%
       72,694       Staples, Inc.                             $  1,466,238
                                                              ------------
                    Total Retailing                           $ 11,110,473
                                                              ------------
                    Food & Drug Retailing - 3.6%
                    Drug Retail - 2.6%
       68,976       CVS/Caremark Corp.                        $  2,198,265
      171,675       Walgreen Co.                                 5,047,245
                                                              ------------
                                                              $  7,245,510
                                                              ------------
                    Food Distributors - 0.9%
      104,560       Sysco Corp. (b)                           $  2,350,509
                                                              ------------
                    Hypermarkets & Supercenters - 0.1%
        6,200       Wal-Mart Stores, Inc.                     $    300,328
                                                              ------------
                    Total Food & Drug Retailing               $  9,896,347
                                                              ------------
                    Food, Beverage & Tobacco - 9.2%
                    Packaged Foods & Meats - 6.9%
       66,954       Campbell Soup Co.                         $  1,969,787
       54,585       General Mills, Inc.                          3,057,852
       90,861       H.J. Heinz Co., Inc.                         3,243,738
      114,778       Hershey Foods Corp.                          4,132,008
       39,678       Kellogg Co.                                  1,847,804
      140,981       Kraft Foods, Inc.                            3,572,459
       36,361       Nestle SA                                    1,370,697
                                                              ------------
                                                              $ 19,194,345
                                                              ------------
                    Soft Drinks - 2.3%
       57,496       Coca-Cola Co.                             $  2,759,233
       67,722       PepsiCo, Inc.                                3,722,001
                                                              ------------
                                                              $  6,481,234
                                                              ------------
                    Total Food, Beverage &
                    Tobacco                                   $ 25,675,579
                                                              ------------
                    Household & Personal Products - 2.8%
                    Household Products - 2.4%
       13,922       Clorox Co.                                $    777,265
       82,287       Colgate-Palmolive Co.                        5,820,982
                                                              ------------
                                                              $  6,598,247
                                                              ------------
                    Personal Products - 0.4%
       35,860       Estee Lauder Co.                          $  1,171,546
                                                              ------------
                    Total Household
                    & Personal Products                       $  7,769,793
                                                              ------------

       Shares                                                        Value
                    Health Care Equipment & Services - 8.5%
                    Health Care Equipment - 7.5%
       36,480       Baxter International, Inc.                $  1,931,981
       92,512       Becton, Dickinson & Co.                      6,597,031
       57,312       C. R. Bard, Inc.                             4,266,878
       18,400       Covidien, Ltd.                                 688,896
       48,431       Medtronic, Inc.*                             1,689,758
       90,964       St. Jude Medical, Inc.*                      3,738,620
       45,145       Stryker Corp.                                1,794,062
                                                              ------------
                                                              $ 20,707,226
                                                              ------------
                    Health Care Supplies - 1.0%
       24,191       Alcon, Inc.                               $  2,809,059
                                                              ------------
                    Total Health Care
                    Equipment & Services                      $ 23,516,285
                                                              ------------
                    Pharmaceuticals & Biotechnology - 5.4%
                    Pharmaceuticals - 5.4%
       93,872       Abbott Laboratories, Ltd.                 $  4,415,737
       51,076       Eli Lilly & Co.                              1,769,273
       37,515       Johnson & Johnson                            2,130,852
       46,980       Merck & Co., Inc.                            1,313,561
       77,950       Pfizer, Inc.                                 1,169,250
       82,919       Teva Pharmaceutical Industries, Ltd.
                    (A.D.R.)                                     4,091,223
                                                              ------------
                                                              $ 14,889,896
                                                              ------------
                    Total Pharmaceuticals &
                    Biotechnology                             $ 14,889,896
                                                              ------------
                    Banks - 2.1%
                    Diversified Banks - 1.3%
      107,424       U.S. Bancorp                              $  1,925,038
       74,856       Wells Fargo & Co.                            1,816,007
                                                              ------------
                                                              $  3,741,045
                                                              ------------
                    Regional Banks - 0.8%
       39,536       PNC Bank Corp.                            $  1,534,392
       57,860       Zions Bancorporation (b)                       668,862
                                                              ------------
                                                              $  2,203,254
                                                              ------------
                    Total Banks                               $  5,944,299
                                                              ------------
                    Diversified Financials - 6.3%
                    Asset Management & Custody Banks - 4.0%
       43,421       Franklin Resources, Inc.                  $  3,126,746
       60,636       State Street Corp.                           2,862,019
       91,177       T. Rowe Price Associates, Inc. (b)           3,799,346
       48,389       The Bank of New York Mellon Corp.            1,418,282
                                                              ------------
                                                              $ 11,206,393
                                                              ------------
                    Diversified Financial Services - 0.7%
       56,101       JPMorgan Chase & Co.                      $  1,913,605
                                                              ------------

   The accompanying notes are an integral part of these financial statements.  7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/09 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

       Shares                                                        Value
                    Investment Banking & Brokerage - 0.9%
       85,635       Morgan Stanley                            $  2,441,454
                                                              ------------
                    Specialized Finance - 0.7%
        6,011       CME Group, Inc.                           $  1,870,082
                                                              ------------
                    Total Diversified Financials              $ 17,431,534
                                                              ------------
                    Insurance - 2.6%
                    Property & Casualty Insurance - 2.6%
      141,664       Chubb Corp.                               $  5,649,560
       36,578       The Travelers Co., Inc.                      1,501,161
                                                              ------------
                                                              $  7,150,721
                                                              ------------
                    Total Insurance                           $  7,150,721
                                                              ------------
                    Software & Services - 3.3%
                    Application Software - 0.8%
       74,495       Adobe Systems, Inc.*                      $  2,108,209
                                                              ------------
                    Data Processing & Outsourced Services - 1.9%
       69,711       Automatic Data Processing, Inc.           $  2,470,558
       33,620       DST Systems, Inc.*                           1,242,259
       33,501       Fiserv, Inc.*                                1,530,996
                                                              ------------
                                                              $  5,243,813
                                                              ------------
                    Systems Software - 0.6%
       72,565       Microsoft Corp.                           $  1,724,870
                                                              ------------
                    Total Software & Services                 $  9,076,892
                                                              ------------
                    Technology Hardware & Equipment - 6.8%
                    Communications Equipment - 2.0%
      112,075       Cisco Systems, Inc.*                      $  2,089,078
      239,147       Nokia Corp. (A.D.R.)                         3,486,763
                                                              ------------
                                                              $  5,575,841
                                                              ------------
                    Computer Hardware - 3.1%
        2,000       Apple, Inc.*                              $    284,860
      164,132       Hewlett-Packard Co.                          6,343,702
       18,129       IBM Corp.*                                   1,893,030
                                                              ------------
                                                              $  8,521,592
                                                              ------------
                    Computer Storage & Peripherals - 0.4%
       79,984       EMC Corp.*                                $  1,047,790
                                                              ------------
                    Office Electronics - 1.3%
      112,617       Canon, Inc. (A.D.R.)*                     $  3,663,431
                                                              ------------
                    Total Technology
                    Hardware & Equipment                      $ 18,808,654
                                                              ------------
                    Semiconductors - 2.7%
                    Semiconductor Equipment - 0.6%
      150,517       Applied Materials, Inc.                   $  1,651,171
                                                              ------------
                    Semiconductors - 2.1%
      174,192       Intel Corp.                               $  2,882,878
      141,568       Texas Instruments, Inc.                      3,015,398
                                                              ------------
                                                              $  5,898,276
                                                              ------------
                    Total Semiconductors                      $  7,549,447
                                                              ------------

       Shares                                                        Value
                    Telecommunication Services - 0.8%
                    Integrated Telecommunication Services - 0.8%
       61,869       Verizon Communications, Inc.              $  1,901,234
       54,136       Windstream Corp.                               452,577
                                                              ------------
                                                              $  2,353,811
                                                              ------------
                    Total Telecommunication
                    Services                                  $  2,353,811
                                                              ------------
                    Utilities - 2.1%
                    Electric Utilities - 1.6%
       30,613       FirstEnergy Corp.                         $  1,186,254
       33,825       PPL Corp.                                    1,114,872
       67,379       Southern Co.                                 2,099,530
                                                              ------------
                                                              $  4,400,656
                                                              ------------
                    Multi-Utilities - 0.5%
       44,764       Public Service Enterprise Group, Inc.     $  1,460,649
                                                              ------------
                    Total Utilities                           $  5,861,305
                                                              ------------
                    TOTAL COMMON STOCKS
                    (Cost $276,201,692)                       $276,646,434
                                                              ------------
                    RIGHTS/WARRANTS - 0.2%
                    Materials - 0.2%
                    Diversified Metals & Mining - 0.2%
       49,931       Rio Tinto Plc Rights, Expires
                    7/1/09*                                   $    573,749
                                                              ------------
                    Total Materials                           $    573,749
                                                              ------------
                    TOTAL RIGHTS/WARRANTS
                    (Cost $753,841)                           $    573,749
                                                              ------------
    Principal
   Amount ($)
                    TEMPORARY CASH INVESTMENTS - 3.5%
                    Securities Lending Collateral - 3.5% (c)
                    Certificates of Deposit:
     $220,538       Abbey National Plc, 1.27%,
                    8/13/09                                   $    220,538
      330,807       Royal Bank of Canada NY, 1.19%,
                    8/7/09                                         330,807
      396,965       Svenska Bank NY, 1.48%, 7/8/09                 396,965
      440,625       Cafco, 0.40%, 10/1/09                          440,625
      308,513       Ciesco, 0.40%, 9/1/09                          308,513
      330,786       Fasco, 0.25%, 7/10/09                          330,786
      440,674       Kithaw, 0.40%, 9/21/09                         440,674
      440,966       Merrill Lynch, 0.61%, 8/14/09                  440,966
      441,076       CBA, 1.35%, 7/16/09                            441,076
      441,076       Societe Generale, 1.06%, 9/4/09                441,076
      441,076       U.S. Bank NA, 0.76%, 8/24/09                   441,076
                                                              ------------
                                                              $  4,233,102
                                                              ------------

8  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Principal
  Amount ($)                                                    Value
                       Commercial Paper:
  $  441,076           Monumental Global Funding, Ltd.,
                       1.28%, 8/17/09                     $    441,076
     220,538           CME Group, Inc., 1.21%, 8/6/09          220,538
     330,929           GE, 0.47%, 9/18/09                      330,929
      89,028           GE, 0.79%, 10/26/09                      89,028
     433,136           American Honda Finance Corp.,
                       1.27%, 7/14/09                          433,136
     441,076           HSBC Bank, Inc., 1.31%, 8/14/09         441,076
     110,269           IBM, 0.88%, 9/25/09                     110,269
     396,968           New York Life Global, 0.75%,
                       9/4/09                                  396,968
                                                          ------------
                                                          $  2,463,020
                                                          ------------
                       Tri-party Repurchase Agreements:
   1,235,012           Deutsche Bank, 0.08%, 7/1/09       $  1,235,012
   1,470,515           Barclays Capital Markets, 0.01%,
                       7/1/09                                1,470,515
                                                          ------------
                                                          $  2,705,527
                                                          ------------
      Shares
                       Money Market Mutual Fund:
     441,076           JPMorgan U.S. Government Money
                       Market Fund                        $    441,076
                                                          ------------
                       Total Securities
                       Lending Collateral                 $  9,842,725
                                                          ------------
                       TOTAL TEMPORARY CASH
                       INVESTMENTS
                       (Cost $9,842,725)                  $  9,842,725
                                                          ------------
                       TOTAL INVESTMENT IN
                       SECURITIES - 103.3%
                       (Cost $286,798,258)(a)             $287,062,908
                                                          ------------
                       OTHER ASSETS AND
                       LIABILITIES - (3.3)%               $ (9,196,457)
                                                          ------------
                       TOTAL NET ASSETS - 100.0%          $277,866,451
                                                          ============

(A.D.R.) American Depositary Receipt

*        Non-income producing security.

(a) At June 30, 2009, the net unrealized loss on investments based on cost for federal income tax purposes of $287,783,473 was as follows:

         Aggregate gross unrealized gain for all investments
         in which there is an excess of value over tax cost     $34,887,637
         Aggregate gross unrealized loss for all investments
         in which there is an excess of tax cost over value     (35,608,202)
                                                                -----------
         Net unrealized loss                                    $  (720,565)
                                                                ===========

(b)      At June 30, 2009, the following securities were out on loan:

         Shares     Description                           Value
         26,000     Alcoa, Inc.                        $  268,580
         15,000     BHP Billiton, Ltd. (A.D.R.)*          820,950
         21,100     Caterpillar, Inc.                     697,144
         59,000     Coach, Inc.                         1,585,920
         58,500     Nordstrom, Inc.                     1,163,565
         70,000     Sysco Corp.                         1,573,600
         68,200     T. Rowe Price Associates, Inc.      2,841,894
         50,200     Zions Bancorporation                  580,312
                                                       ----------
                     Total                             $9,531,965
                                                       ==========

(c)  Securities lending collateral is managed by Credit Suisse, New York Branch.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2009 aggregated $36,268,971 and $47,007,109, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.
Level 1 -- quoted prices in active markets for identical securities
Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of June 30, 2009, in valuing the Portfolio's assets:

                         Level 1         Level 2    Level 3             Total
Common Stocks       $276,646,434      $       --        $--      $276,646,434
Rights/Warrants          573,749              --         --           573,749
Temporary Cash
   Investments           441,076       9,401,649         --         9,842,725
                    ------------      ----------        ---      ------------
Total               $277,661,259      $9,401,649        $--      $287,062,908
                    ============      ==========        ===      ============
Other Financial
   Instruments*     $         --      $    2,971        $--      $      2,971
                    ============      ==========        ===      ============

*    Other financial instruments include foreign exchange contracts.

   The accompanying notes are an integral part of these financial statements.  9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                          Six Months
                                                             Ended           Year
                                                            6/30/09         Ended
                                                          (unaudited)      12/31/08
Class I
Net asset value, beginning of period                       $ 15.94        $  25.72
                                                           -------        --------
Increase (decrease) from investment operations:
 Net investment income                                     $  0.17        $   0.39
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions               0.16           (8.87)
                                                           -------        --------
  Net increase (decrease) from investment
    operations                                             $  0.33        $  (8.48)
Distributions to shareowners:
 Net investment income                                       (0.17)          (0.40)
 Net realized gain                                              --           (0.90)
                                                           -------        --------
 Net increase (decrease) in net asset value                $  0.16        $  (9.78)
                                                           -------        --------
 Net asset value, end of period                            $ 16.10        $  15.94
                                                           =======        ========
Total return*                                                 2.12%         (34.27)%
Ratio of net expenses to average net assets+                  0.75%**         0.74%
Ratio of net investment income to average net assets+         2.28%**         1.78%
Portfolio turnover rate                                         28%**           12%
Net assets, end of period (in thousands)                  $217,069        $218,622
Ratios no waiver of fees and assumption of expenses
 by the Adviser and no reduction for fees paid
 indirectly:
 Net expenses                                                 0.75%**         0.74%
 Net investment income                                        2.28%**         1.78%

                                                            Year         Year         Year         Year
                                                            Ended        Ended        Ended       Ended
                                                          12/31/07     12/31/06     12/31/05     12/31/04
Class I
Net asset value, beginning of period                      $ 24.80      $ 21.55      $ 20.57     $ 18.70
                                                          -------      -------      -------     --------
Increase (decrease) from investment operations:
 Net investment income                                    $  0.33      $  0.32      $  0.27     $  0.24
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions              0.91         3.24         0.99        1.85
                                                          -------      -------      -------     -------
  Net increase (decrease) from investment
    operations                                            $  1.24      $  3.56      $  1.26     $  2.09
Distributions to shareowners:
 Net investment income                                      (0.32)       (0.31)       (0.28)      (0.22)
 Net realized gain                                             --           --           --          --
                                                          -------      -------      -------     -------
 Net increase (decrease) in net asset value               $  0.92      $  3.25      $  0.98     $  1.87
                                                          -------      -------      -------     -------
 Net asset value, end of period                           $ 25.72      $ 24.80      $ 21.55     $ 20.57
                                                          =======      =======      =======     =======
Total return*                                                4.99%       16.63%        6.17%      11.26%
Ratio of net expenses to average net assets+                 0.70%        0.70%        0.70%       0.71%
Ratio of net investment income to average net assets+        1.22%        1.35%        1.26%       1.26%
Portfolio turnover rate                                        24%           9%          23%         17%
Net assets, end of period (in thousands)                 $374,349     $386,917     $382,973    $454,136
Ratios no waiver of fees and assumption of expenses
 by the Adviser and no reduction for fees paid
 indirectly:
 Net expenses                                                0.70%        0.70%        0.70%       0.71%
 Net investment income                                       1.22%        1.35%        1.26%       1.26%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

10  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         Six Months
                                                            Ended          Year
                                                           6/30/09        Ended
                                                         (unaudited)     12/31/08
Class II
Net asset value, beginning of period                     $ 15.93        $   25.68
                                                         -------        ---------
Increase (decrease) from investment operations:
 Net investment income                                   $  0.16        $    0.35
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions             0.16            (8.87)
                                                         -------        ---------
  Net increase (decrease) from investment
    operations                                           $  0.32        $   (8.52)
Distributions to shareowners:
 Net investment income                                     (0.15)          ( 0.33)
 Net realized gain                                            --           ( 0.90)
                                                         -------        ---------
 Net increase (decrease) in net asset value              $  0.17        $   (9.75)
                                                         -------        ---------
 Net asset value, end of period                          $ 16.10        $   15.93
                                                         =======        =========
Total return*                                               2.05%          (34.41)%
Ratio of net expenses to average net assets+                1.00%**          0.99%
Ratio of net investment income to average net assets+       2.02%**          1.53%
Portfolio turnover rate                                       28%**            12%
Net assets, end of period (in thousands)                 $60,797        $  71,276
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                                1.00%**         0.99%
 Net investment income                                       2.02%**         1.53%

                                                            Year         Year         Year         Year
                                                            Ended        Ended        Ended       Ended
                                                          12/31/07     12/31/06     12/31/05     12/31/04
Class II
Net asset value, beginning of period                      $ 24.73      $ 21.49      $ 20.51     $ 18.66
                                                          -------      -------      -------     -------
Increase (decrease) from investment operations:
 Net investment income                                    $  0.24      $  0.25      $  0.20     $  0.18
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions              0.97         3.25         1.01        1.85
                                                          -------      -------      -------     -------
  Net increase (decrease) from investment
    operations                                            $  1.21      $  3.50      $  1.21     $  2.03
Distributions to shareowners:
 Net investment income                                      (0.26)       (0.26)       (0.23)      (0.18)
 Net realized gain                                             --           --           --          --
                                                          -------      -------      -------     -------
 Net increase (decrease) in net asset value               $  0.95      $  3.24      $  0.98     $  1.85
                                                          -------      -------      -------     -------
 Net asset value, end of period                           $ 25.68      $ 24.73      $ 21.49     $ 20.51
                                                          =======      =======      =======     =======
Total return*                                                4.87%       16.35%        5.94%      10.93%
Ratio of net expenses to average net assets+                 0.95%        0.95%        0.95%       0.96%
Ratio of net investment income to average net assets+        0.98%        1.10%        1.01%       1.00%
Portfolio turnover rate                                        24%           9%          23%         17%
Net assets, end of period (in thousands)                 $147,940     $155,710     $116,656    $133,627
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                                0.95%        0.95%        0.95%       0.96%
 Net investment income                                       0.98%        1.10%        1.01%       1.00%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

  The accompanying notes are an integral part of these financial statements.  11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/09 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (including securities loaned of $9,531,965) (cost $286,798,258)     $ 287,062,908
 Cash                                                                                             1,962,698
 Receivables --
  Portfolio shares sold                                                                             282,157
  Dividends and foreign taxes withheld                                                              452,606
  Forward foreign currency settlement contracts, net                                                  2,971
 Other                                                                                                4,699
                                                                                              -------------
   Total assets                                                                               $ 289,768,039
                                                                                              -------------
LIABILITIES:
 Payables --
  Investment securities purchased                                                             $   1,754,200
  Portfolio shares repurchased                                                                      243,457
  Upon return of securities loaned                                                                9,842,725
 Due to affiliates                                                                                    7,827
 Accrued expenses                                                                                    53,379
                                                                                              -------------
   Total liabilities                                                                          $  11,901,588
                                                                                              -------------
NET ASSETS:
 Paid-in capital                                                                              $ 306,704,578
 Undistributed net investment income                                                                 29,100
 Accumulated net realized loss on investments                                                   (29,134,373)
 Net unrealized gain on:
  Investments                                                                                       264,650
  Forward currency contracts and other assets and liabilities denominated in foreign
  currencies                                                                                          2,496
                                                                                              -------------
   Total net assets                                                                           $ 277,866,451
                                                                                              =============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $217,069,741/13,480,287 shares)                                            $       16.10
                                                                                              =============
 Class II (based on $60,796,710/3,777,060 shares)                                             $       16.10
                                                                                              =============

12  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

 For the Six Months Ended 6/30/09

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $87,889)                                    $   3,856,151
 Income from securities loaned, net                                                             83,046
                                                                                         -------------
  Total investment income                                                                                    $   3,939,197
                                                                                                             -------------
EXPENSES:
 Management fees                                                                         $     844,150
 Transfer agent fees and expenses
  Class l                                                                                          744
  Class ll                                                                                         744
 Distribution fees
  Class ll                                                                                      76,035
 Administrative reimbursements                                                                  43,749
 Custodian fees                                                                                 11,482
 Professional fees                                                                              35,410
 Printing expense                                                                               21,688
 Fees and expenses of nonaffiliated trustees                                                     6,110
 Miscellaneous                                                                                  15,660
                                                                                         -------------
   Total expenses                                                                                            $   1,055,772
                                                                                                             -------------
    Net investment income                                                                                    $   2,883,425
                                                                                                             -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) on:
  Investments                                                                            $ (20,470,336)
  Forward foreign currency contracts and other assets and liabilities denominated in
   foreign currencies                                                                           10,222       $ (20,460,114)
                                                                                         -------------       -------------
 Change in net unrealized gain on:
  Investments                                                                            $  21,400,504
  Forward foreign currency contracts and other assets and liabilities denominated in
   foreign currencies                                                                            2,900       $  21,403,404
                                                                                         -------------       -------------
 Net gain on investments foreign currency transactions                                                       $     943,290
                                                                                                             -------------
 Net increase in net assets resulting from operations                                                        $   3,826,715
                                                                                                             =============

  The accompanying notes are an integral part of these financial statements.  13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Six Months Ended 6/30/09 and the Year Ended 12/31/08, respectively

                                                                                             Six Months
                                                                                                Ended               Year
                                                                                              6/30/2009            Ended
                                                                                             (unaudited)          12/31/08
FROM OPERATIONS:
Net investment income                                                                      $   2,883,425      $    7,114,241
Net realized loss on investments and foreign currency transactions                           (20,460,114)         (5,200,141)
Change in net unrealized gain (loss) on investments and foreign currency transactions         21,403,404        (163,401,799)
                                                                                           -------------      --------------
  Net increase (decrease) in net assets resulting from operations                          $   3,826,715      $ (161,487,699)
                                                                                           -------------      --------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.17 and $0.40 per share, respectively)                                        $  (2,267,986)     $   (5,576,145)
  Class II ($0.15 and $0.33 per share, respectively)                                            (586,339)         (1,596,546)
Net realized gain:
  Class I ($0.00 and $0.90 per share, respectively)                                                   --         (12,363,681)
  Class II ($0.00 and $0.90 per share, respectively)                                                  --          (4,446,023)
                                                                                           -------------      --------------
    Total distributions to shareowners                                                     $  (2,854,325)     $  (23,982,395)
                                                                                           -------------      --------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                           $  17,503,861      $   40,672,011
Reinvestment of distributions                                                                  2,854,325          23,982,395
Cost of shares repurchased                                                                   (33,361,531)       (111,576,481)
                                                                                           -------------      --------------
  Net decrease in net assets resulting from
    Portfolio share transactions                                                           $ (13,003,345)     $  (46,922,075)
                                                                                           -------------      --------------
  Net decrease in net assets                                                               $ (12,030,955)     $ (232,392,169)
NET ASSETS:
Beginning of period                                                                        $ 289,897,406      $  522,289,575
                                                                                           -------------      --------------
End of period                                                                              $ 277,866,451      $  289,897,406
                                                                                           =============      ==============
Undistributed net investment income                                                        $      29,100      $           --
                                                                                           =============      ==============

                                     '09 Shares        '09 Amount
                                     (unaudited)       (unaudited)        '08 Shares        '08 Amount
CLASS I
Shares sold                           1,020,529      $  15,838,609         1,348,736      $  29,151,711
Reinvestment of distributions           147,211          2,267,986           820,959         17,939,826
Less shares repurchased              (1,404,612)       (20,868,592)       (3,010,167)       (65,289,291)
                                     ----------      -------------        ----------      -------------
  Net decrease                         (236,872)     $  (2,761,997)         (840,472)     $ (18,197,754)
                                     ==========      =============        ==========      =============
CLASS II
Shares sold                             112,189      $   1,665,252           570,655      $  11,520,300
Reinvestment of distributions            38,140            586,339           275,502          6,042,569
Less shares repurchased                (847,321)       (12,492,939)       (2,131,983)       (46,287,190)
                                     ----------      -------------        ----------      -------------
  Net decrease                         (696,992)     $ (10,241,348)       (1,285,826)     $ (28,724,321)
                                     ==========      =============        ==========      =============

14  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/09 (UNAUDITED)
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

Pioneer Fund VCT Portfolio (the Portfolio) is one of 13 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is reasonable income and capital growth.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distributions fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's prospectuses contain unaudited information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's principal risks.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Portfolio may also use fair value methods to value a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At June 30, 2009, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Temporary cash investments are valued at cost, which approximates market value.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data, in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.   Futures Contracts

     The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives and are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/09 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

     Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging strategies and potentially result in a loss. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. As of June 30, 2009, the Portfolio had no open futures contracts.

C.   Foreign Currency Translation

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (See Note 6).

E.   Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     At December 31, 2008, the Portfolio had a net capital loss carryforward of $5,159,070 of which $2,666,505 will expire in 2009 and $2,492,565 will expire in 2016 if not utilized.

     The Portfolio has elected to defer approximately $2,529,974 of capital losses recognized between November 1, 2008 and December 31, 2008 to its fiscal year ending December 31, 2009.

     The tax character of current year distributions paid will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2008 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2008, were as follows:

--------------------------------------------
                                   2008
                               ------------
Distributions paid from:
Ordinary income                $  7,172,774
Long-term capital gain           16,809,621
                               ------------
  Total distributions          $ 23,982,395
                               ============
Distributable Earnings:
Capital loss carryforward      $ (5,159,070)
Post-October loss deferred       (2,529,974)
Unrealized depreciation         (22,121,473)
                               ------------
  Total                        $(29,810,517)
                               ============
--------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales.

F.   Portfolio Shares

     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $107,072 in underwriting commissions on the sale of Trust shares for the six months ended June 30, 2009. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio.

     Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. Distributions paid by a Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that Class I and Class II shares can bear different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G.   Securities Lending

     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary cash investments. Credit Suisse, New York Branch, as the Portfolio's securities lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends and interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio will be required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

H.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be at least equal to or in excess of the value of the repurchase agreement. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $5,327 in management fees, administrative costs and certain other fees payable to PIM at June 30, 2009.

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,079 in transfer agent fees payable to PIMSS at June 30, 2009.

4.   Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/09 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

the Statement of Assets and Liabilities is $421 in distribution fees payable to PFD at June 30, 2009.

5.   Expense Offsets Arrangements

The Portfolio has entered into an expense offset arrangement with PIMSS resulting in a reduction in the Portfolio's total expenses due to interest earned on cash held by PIMSS. For the six months ended June 30, 2009, the Portfolio's expenses were not reduced under this arrangement.

6.   Forward Foreign Currency Contracts

During the six months ended June 30, 2009, the Portfolio had entered into various contracts that obligate the Portfolio to deliver currencies at specified future dates. At the maturity of a contract, the Portfolio must make or take delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Portfolio may close out such contracts by entering into an offsetting hedge contract. The average number of contracts open during the six months ended June 30, 2009 was 199,679. At June 30, 2009 the Portfolio had no outstanding portfolio hedges. The Portfolio's gross forward currency settlement contracts receivable and payable were $1,150,785 and $1,147,814, respectively, resulting in a net receivable of $2,971.

7.   Additional Disclosures about Derivative Instruments and Hedging Activities:

Fair values of derivative instruments as of June 30, 2009:

---------------------------------------------------------------------------------------------------------------
      Derivatives Not
  Accounted for as Hedging              Asset Derivatives 2009                Liabilities Derivatives 2009
     Instruments Under         ---------------------------------------    -------------------------------------
       Statement 133            Balance Sheet Location     Fair Value     Balance Sheet Location     Fair Value
---------------------------------------------------------------------------------------------------------------
Foreign Exchange Contracts      Receivables*                 $2,971       Payables                      $--
---------------------------------------------------------------------------------------------------------------
Total                                                        $2,971                                     $--
---------------------------------------------------------------------------------------------------------------

* Foreign Exchange Contracts are shown as a net receivable on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2009 was as follows:
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
 Derivatives Not Accounted
       for as Hedging                          Location of Gain or (Loss)
     Instruments Under                               On Derivatives
       Statement 133                              Recognized in Income
------------------------------------------------------------------------------------------
Foreign Exchange Contracts   Net realized gain on forward foreign currency contracts and other assets and liabilities denominated in foreign
                             currencies
Foreign Exchange Contracts   Change in unrealized gain (loss) on forward foreign
                             currency contracts and other assets and liabilities
                             denominated in foreign currencies
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
 Derivatives Not Accounted                            Change in Unrealized
       for as Hedging            Realized Gain or        Gain or (Loss)
     Instruments Under        (Loss) on Derivatives      on Derivatives
       Statement 133           Recognized in Income   Recognized in Income
------------------------------------------------------------------------------------------
Foreign Exchange Contracts           $(3,330)
Foreign Exchange Contracts                                   $2,971
------------------------------------------------------------------------------------------

8.   Subsequent Events

In preparing these financial statements, the Adviser has evaluated the impact of all subsequent events and transactions for potential recognition or disclosure through August 12, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO]PIONEER
      Investments(R)

Pioneer Variable Contracts Trust

Officers                                          Trustees
John F. Cogan, Jr., President                     John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President     David R. Bock
Mark E. Bradley, Treasurer                        Mary K. Bush
Dorothy E. Bourassa, Secretary                    Benjamin M. Friedman
                                                  Margaret B.W. Graham
                                                  Daniel K. Kingsbury
                                                  Thomas J. Perna
                                                  Marguerite A. Piret
                                                  Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

[LOGO]PIONEER
      Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                                   19611-03-0809
                                                        [LOGO] PIONEER
                                                               Investments(R)




                                                PIONEER VARIABLE CONTRACTS TRUST


                    Pioneer Growth Opportunities VCT Portfolio -- Class I Shares



                                                               SEMIANNUAL REPORT

                                                                   June 30, 2009

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------


Pioneer Growth Opportunities VCT Portfolio
  Portfolio and Performance Update                                             2
  Comparing Ongoing Portfolio Expenses                                         3
  Portfolio Management Discussion                                              4
  Schedule of Investments                                                      6
  Financial Statements                                                        10
  Notes to Financial Statements                                               14
  Trustees, Officers and Service Providers                                    18


This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.


Pioneer Variable Contracts Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST

Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/09

Portfolio Diversification
(As a percentage of total investment portfolio)
U.S. Common Stocks                      82.8%
Temporary Cash Investments              15.4%
Exchange Traded Funds                    1.1%
Depository Receipts for
  International Stocks                   0.7%

Sector Distribution
(As a percentage of equity holdings)
Information Technology                  25.6%
Health Care                             24.4%
Industrials                             16.6%
Consumer Discretionary                  11.0%
Consumer Staples                         9.1%
Energy                                   6.4%
Financials                               5.3%
Utilities                                0.9%
Materials                                0.7%




Five Largest Holdings
(As a percentage of equity holdings)

  1.       American Italian Pasta Co.      3.46%
  2.       Advanced Magnetics, Inc.        2.40
  3.       infoGROUP, Inc.                 2.25
  4.       Exterran Holdings, Inc.         2.25
  5.       Inverness Medical
           Innovations, Inc.               1.97

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/09

Prices and Distributions

Net Asset Value per Share       6/30/09       12/31/08
  Class I                       $ 15.81       $ 13.24


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/09 - 6/30/09)          Income         Capital Gains     Capital Gains
  Class I                   $  -           $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment


The following chart shows the change in value of an investment made in Pioneer Growth Opportunities VCT Portfolio at net asset value, compared to that of the Russell 2000 Growth Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.


                           Pioneer
                           Growth
                        Opportunities
                        VCT Portfolio,                Russell 2000
                            Class I                   Growth Index
--------------------------------------------------------------------------------
6/99                        10000                       10000
                            11280                       12839
6/01                        12844                        9842
                            10241                        7381
6/03                         9017                        7432
                            12070                        9777
6/05                        13454                       10196
                            14342                       11683
6/07                        16384                       13649
                            13245                       12170
6/09                        11301                        9146


The Russell 2000 Growth Index is an unmanaged measure of the performance of U.S. small-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------


Average Annual Total Returns
(As of June 30, 2009)
10 Years       1.23%
5 Years        -1.31%
1 Year        -14.68%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Growth Opportunities VCT
Portfolio

Based on actual returns from January 1, 2009 through June 30, 2009.



Share Class                                         I
------------------------------------------   --------------
       Beginning Account Value on 1/1/09       $ 1,000.00
       Ending Account Value on 6/30/09         $ 1,194.10
       Expenses Paid During Period*            $     4.62

* Expenses are equal to the Portfolio's annualized expense ratio of 0.85% for Class I shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Growth Opportunities VCT
Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2009 through June 30, 2009.

Share Class                                         I
------------------------------------------   --------------
       Beginning Account Value on 1/1/09       $ 1,000.00
       Ending Account Value on 6/30/09         $ 1,020.58
       Expenses Paid During Period*            $     4.26

* Expenses are equal to the Portfolio's annualized expense ratio of 0.85% for Class I shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/09

A Word About Risk:

Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is more susceptible to adverse developments affecting those countries.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.




In the following interview, Brian Stack, portfolio manager of Pioneer Growth Opportunities VCT Portfolio, discusses the factors influencing the Portfolio's performance during the six-month period ended June 30, 2009.

Q: How did the Portfolio perform during the semiannual period ended June 30, 2009?

A: Pioneer Growth Opportunities VCT Portfolio Class I shares produced a total return of 19.41% during the six-month period ended June 30, 2009, outpacing the 11.36% return of the Portfolio's benchmark, the Russell 2000 Growth Index (the Russell Index), over the same period. In addition, the Portfolio's Class I shares outperformed the 11.17% average return of the 111 variable portfolios in Lipper's Small Cap Growth category over the same six-month period.

Q:  How did the U.S. equity market perform in the first six months of 2009?

A: U.S. equities recovered from a poor start to post a strong return during the first half of 2009. Although the year began with the markets in a free-fall and business activity at a virtual standstill, the markets began to stabilize during early March in reaction to the extraordinary monetary and fiscal stimulus being provided by the world's governments.
    Subsequently, hopes that the much-discussed "green shoots of growth" were signaling a rebound in the economy proved to be an additional positive for the markets. These developments led to a rapid recovery in investors' risk appetites, causing stocks to roar higher and helping the markets finish the first half of 2009 in positive territory.

Q: What elements of your positioning helped the Portfolio's performance over the six months ended June 30, 2009?

A: We are pleased with the Portfolio's outperformance of the Russell Index, as we believe it illustrates the potential effectiveness of our investment process. Consistent with our bottom-up approach, the majority of the Portfolio's outperformance was the result of stock selection. The
    Portfolio outpaced the Russell Index in nine of the ten major sectors, a broad degree of success that we believe helps illustrate the value of a research-based approach. We generated the best results in health care and industrials, which together accounted for the bulk of the Portfolio's outperformance.

    A number of the Portfolio's top performers were stocks that we added during the autumn of 2008 and the first quarter of 2009. We took the helm of the Portfolio in September of 2008, which gave us ample opportunities to take advantage of investor panic by purchasing several stocks at extremely attractive valuations. Once the market rallied and valuations climbed back to more reasonable levels, the stocks recovered and provided a powerful boost to the Portfolio's performance.

    A prime example of such a stock is Polypore International, which we added to the Portfolio on weakness in late 2008. A manufacturer of filtration and separation products used by the health care and automotive industries, Polypore has both robust recurring revenues and the opportunity to participate in the next generation of fuel-efficient autos. The stock gained 47% during the six months ended June 30, 2009, and was the largest contributor to the Portfolio's return. Also aiding Portfolio returns was a position in Gymboree, the retailer of children's apparel. The company missed earnings estimates in the fourth quarter of 2008, which caused the stock to plummet. We viewed this as an opportunity, believing that the earnings shortfall was the result of a

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------


    transitional issue rather than a longer-term difficulty. We purchased shares on the downturn, and the Portfolio has profited, as Gymboree's stock has since recovered to a more realistic valuation level.

Q: What holdings detracted from the Portfolio's performance over the six months ended June 30, 2009?

A: In a period of strong performance for both the market and the Portfolio, few holdings detracted meaningfully from returns. Those that hurt relative performance were largely stocks that produced a gain but that did not keep up with the strong return of the Russell Index. Among these were more defensive holdings that lagged at a time of heightened investor risk appetites, such as American Italian Pasta Company and Grand Canyon Education. The Portfolio's position in Exterran Holdings, which provides compression equipment used by exploration and production companies to extract natural gas from the ground, also detracted from the Portfolio's performance. We continue to hold all three stocks in the portfolio, as we retain an optimistic view of their longer-term outlooks.

Q: What's your take on the broader market, and how is that reflected in the Portfolio's positioning?

A: Although investors have become much more optimistic on the prospects for improving growth, we do not foresee a brisk recovery in the economy. We are therefore focused on finding stocks whose company specific growth drivers can enable them to perform well even in a low-growth environment. What we are not doing is investing the Portfolio solely on the basis of an expected economic recovery -- a path that we believe could leave the Portfolio vulnerable to disappointments.

    With this as background, we are being sensitive to valuations and trimming winning stocks as they rise. In turn, we are redeploying the proceeds of these sales into reasonably valued, fundamentally strong companies that we believe have better upside potential. We believe this gradual sell high / buy low approach is appropriate for an environment that is characterized by both high risks and high opportunity.








Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/09 (UNAUDITED)




     Shares                                                      Value
              COMMON STOCKS - 94.3%
              Energy - 6.1%
              Coal & Consumable Fuels - 0.6%
   23,200     Foundation Coal Holdings, Inc.              $    652,152
                                                          ------------
              Oil & Gas Equipment & Services - 2.1%
  157,600     Exterran Holdings, Inc.*(b)                 $  2,527,904
                                                          ------------
              Oil & Gas Exploration & Production - 3.4%
   54,241     Carrizo Oil & Gas, Inc.*(b)                 $    930,233
   17,900     Comstock Resources, Inc.*                        591,595
   26,900     Concho Resources, Inc.*                          771,761
   23,800     Petrohawk Energy Corp.*                          530,740
  134,000     Sandridge Energy, Inc.*(b)                     1,141,680
                                                          ------------
                                                          $  3,966,009
                                                          ------------
              Total Energy                                $  7,146,065
                                                          ------------
              Materials - 0.7%
              Diversified Metals & Mining - 0.7%
   91,100     Titanium Metals Corp. (b)                   $    837,209
                                                          ------------
              Total Materials                             $    837,209
                                                          ------------
              Capital Goods - 8.1%
              Aerospace & Defense - 1.2%
  150,100     Hexcel Corp.*                               $  1,430,453
                                                          ------------
              Construction & Engineering - 2.8%
   50,200     KBR, Inc.                                   $    925,688
   83,215     MYR Group, Inc.*                               1,682,607
   39,746     Tutor Perini Corp.*                              689,991
                                                          ------------
                                                          $  3,298,286
                                                          ------------
              Electrical Component & Equipment - 1.3%
  136,100     Polypore International, Inc.*               $  1,513,432
                                                          ------------
              Industrial Conglomerates - 1.7%
  100,000     McDermott International, Inc.*              $  2,031,000
                                                          ------------
              Industrial Machinery - 1.1%
   83,600     Altra Holdings, Inc.*                       $    626,164
  285,000     Flow International Corp.*                        669,750
                                                          ------------
                                                          $  1,295,914
                                                          ------------
              Total Capital Goods                         $  9,569,085
                                                          ------------
              Commercial Services & Supplies - 6.4%
              Diversified Support Services - 4.8%
   33,700     Copart, Inc.*                               $  1,168,379
   39,600     Healthcare Services Group, Inc.                  708,048
  443,300     infoGROUP, Inc*                                2,531,243
   25,700     Iron Mountain, Inc.*(b)                          738,875
  115,173     TechTarget, Inc.*                                460,692
                                                          ------------
                                                          $  5,607,237
                                                          ------------
              Environmental & Facilities Services - 1.0%
   29,100     Team, Inc.*                                 $    455,997
   29,500     Waste Connections, Inc.*                         764,345
                                                          ------------
                                                          $  1,220,342
                                                          ------------


Shares                                                           Value
              Research & Consulting Services - 0.6%
   18,500     CoStar Group, Inc.*(b)                      $    737,595
                                                          ------------
              Total Commercial
              Services & Supplies                         $  7,565,174
                                                          ------------
              Transportation - 1.3%
              Air Freight & Couriers - 0.7%
   74,300     UTI Worldwide, Inc.*                        $    847,020
                                                          ------------
              Airlines - 0.6%
  114,500     Hawaiian Holdings, Inc.*                    $    689,290
                                                          ------------
              Total Transportation                        $  1,536,310
                                                          ------------
              Consumer Durables & Apparel - 3.9%
              Apparel, Accessories & Luxury Goods - 1.4%
   50,700     The Warnaco Group, Inc.*                    $  1,642,680
                                                          ------------
              Footwear - 1.0%
  118,600     Skechers USA, Inc.*                         $  1,158,722
                                                          ------------
              Housewares & Specialties - 1.0%
   46,200     Tupperware Brands Corp.                     $  1,202,124
                                                          ------------
              Leisure Products - 0.5%
  239,700     Leapfrog Enterprises, Inc.*(b)              $    548,913
                                                          ------------
              Total Consumer
              Durables & Apparel                          $  4,552,439
                                                          ------------
              Consumer Services - 2.9%
              Education Services - 2.2%
   23,800     American Public Education, Inc.*(b)         $    942,718
   97,721     Grand Canyon Education, Inc.*(b)               1,639,758
                                                          ------------
                                                          $  2,582,476
                                                          ------------
              Restaurants - 0.7%
  107,700     McCormick & Schmick's Seafood, Inc.*        $    819,597
                                                          ------------
              Total Consumer Services                     $  3,402,073
                                                          ------------
              Retailing - 3.8%
              Apparel Retail - 2.5%
   22,000     Abercrombie & Fitch Co. (b)                 $    558,580
   43,400     Gymboree Corp.*                                1,539,832
   39,371     Urban Outfitters, Inc.*(b)                       821,673
                                                          ------------
                                                          $  2,920,085
                                                          ------------
              Internet Retail - 1.3%
   13,800     Priceline.com, Inc.*(b)                     $  1,539,390
                                                          ------------
              Total Retailing                             $  4,459,475
                                                          ------------
              Food, Beverage & Tobacco - 7.9%
              Brewers - 0.5%
   17,500     Boston Beer Co.*                            $    517,825
                                                          ------------
              Packaged Foods & Meats - 7.4%
  133,807     American Italian Pasta Co.*(b)              $  3,899,136
  168,700     Chiquita Brands International, Inc.*           1,730,862
  176,582     Imperial Sugar Co.                             2,138,408
  141,700     Smart Balance, Inc.*                             964,977
                                                          ------------
                                                          $  8,733,383
                                                          ------------

6   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------


Shares                                                        Value
              Total Food, Beverage & Tobacco           $  9,251,208
                                                       ------------
              Household & Personal Products - 0.8%
              Household Products - 0.8%
   18,200     Church & Dwight Co., Inc.                $    988,442
                                                       ------------
              Total Household &
              Personal Products                        $    988,442
                                                       ------------
              Health Care Equipment & Services - 14.5%
              Health Care Equipment - 8.4%
  192,000     Abiomed, Inc.*(b)                        $  1,693,440
  125,078     Cryolife, Inc.*                               692,932
  254,424     DexCom, Inc.*(b)                            1,574,885
  131,837     Hansen Medical, Inc.*                         651,275
   18,400     IDEXX Laboratories, Inc.*(b)                  850,080
  102,400     Insulet Corp.*(b)                             788,480
   76,200     MAKO Surgical Corp.*                          687,324
  101,900     Quidel Corp.*                               1,483,664
   28,300     Thoratec Corp.*(b)                            757,874
   44,400     Wright Medical Group, Inc.*(b)                721,944
                                                       ------------
                                                       $  9,901,898
                                                       ------------
              Health Care Facilities - 1.8%
   91,400     Psychiatric Solutions, Inc.*             $  2,078,436
                                                       ------------
              Health Care Services - 2.1%
   50,800     CardioNet, Inc.*                         $    829,056
   33,600     Catalyst Health Solutions, Inc.*              837,984
   26,800     Genoptix, Inc.*                               857,332
                                                       ------------
                                                       $  2,524,372
                                                       ------------
              Health Care Supplies - 2.2%
   38,154     Align Technology, Inc.*                  $    404,432
   62,300     Inverness Medical Innovations, Inc.*        2,216,634
                                                       ------------
                                                       $  2,621,066
                                                       ------------
              Total Health Care
              Equipment & Services                     $ 17,125,772
                                                       ------------
              Pharmaceuticals & Biotechnology - 8.8%
              Biotechnology - 3.2%
   20,300     Alexion Pharmaceuticals, Inc.*(b)        $    834,736
   52,500     BioMarin Pharmaceutical, Inc.*(b)             819,525
   26,100     Myriad Genetics, Inc.*(b)                     930,465
    6,525     Myriad Pharmaceuticals, Inc.*(b)               30,341
  146,894     PDL BioPharma, Inc.*                        1,160,463
                                                       ------------
                                                       $  3,775,530
                                                       ------------
              Life Sciences Tools & Services - 4.6%
   49,500     Advanced Magnetics, Inc.*(b)             $  2,706,165
   21,600     Life Technologies Corp.*                      901,152
  120,700     Parexel International Corp.*                1,735,666
                                                       ------------
                                                       $  5,342,983
                                                       ------------
              Pharmaceuticals - 1.0%
  327,156     Cardiome Pharma Corp.*(b)                $  1,217,020
                                                       ------------
              Total Pharmaceuticals
              & Biotechnology                          $ 10,335,533
                                                       ------------


Shares                                                        Value
              Banks - 0.7%
              Thrifts & Mortgage Finance - 0.7%
  193,000     MGIC Investment Corp.*(b)                $    849,200
                                                       ------------
              Total Banks                              $    849,200
                                                       ------------
              Diversified Financials - 1.7%
              Asset Management & Custody Banks - 0.6%
   81,300     Penson Worldwide, Inc.*(b)               $    727,635
                                                       ------------
              Consumer Finance - 0.5%
   52,257     Ezcorp, Inc.*                            $    563,330
                                                       ------------
              Specialized Finance - 0.6%
   26,500     MSCI, Inc.*                              $    647,660
                                                       ------------
              Total Diversified Financials             $  1,938,625
                                                       ------------
              Insurance - 1.0%
              Property & Casualty Insurance - 1.0%
   45,900     Axis Capital Holdings, Ltd.              $  1,201,662
                                                       ------------
              Total Insurance                          $  1,201,662
                                                       ------------
              Real Estate - 0.4%
              Retail Real Estate Investment Trust - 0.4%
  268,013     General Growth Properties, Inc.          $    490,464
                                                       ------------
              Total Real Estate                        $    490,464
                                                       ------------
              Software & Services - 13.5%
              Application Software - 6.7%
  182,899     Cadence Design System, Inc.*             $  1,079,104
   35,873     Concur Technologies, Inc.*(b)               1,114,933
   72,800     Informatica Corp.*                          1,251,432
   48,900     Net 1 UEPS Technologies, Inc.*                664,551
   54,800     Quest Software, Inc.*                         763,912
   49,067     The Ultimate Software Group, Inc.*(b)       1,189,384
  251,900     TIBCO Software, Inc.*(b)                    1,806,123
                                                       ------------
                                                       $  7,869,439
                                                       ------------
              Home Entertainment Software - 0.2%
    9,400     Rosetta Stone, Inc.*(b)                  $    257,936
                                                       ------------
              Internet Software & Services - 3.6%
   93,200     Comscore, Inc.*                          $  1,241,424
   73,178     Dealertrack Holdings, Inc.*                 1,244,026
  177,100     Dice Holdings, Inc.*                          823,515
  119,800     Skillsoft Plc*                                934,440
                                                       ------------
                                                       $  4,243,405
                                                       ------------
              IT Consulting & Other Services - 2.2%
   28,000     Forrester Research, Inc.*                $    687,400
   49,300     Gartner Group, Inc.*                          752,318
  186,600     Sapient Corp.*                              1,173,714
                                                       ------------
                                                       $  2,613,432
                                                       ------------
              Systems Software - 0.8%
   47,000     Red Hat, Inc.*                           $    946,110
                                                       ------------
              Total Software & Services                $ 15,930,322
                                                       ------------

The accompanying notes are an integral part of these financial statements.     7

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/09 (UNAUDITED)                        (continued)


Shares                                                        Value
              Technology Hardware & Equipment - 5.4%
              Communications Equipment - 3.4%
  194,000     Brocade Communications Systems, Inc.*    $  1,517,080
   27,200     Comtech Telecommunications Corp.*             867,136
   99,900     Emulex Corp.*                                 977,021
   18,000     F5 Networks, Inc.*                            622,620
                                                       ------------
                                                       $  3,983,857
                                                       ------------
              Computer Hardware - 0.5%
   25,500     Teradata Corp.*                          $    597,465
                                                       ------------
              Electronic Components - 0.6%
   28,600     Digital Theater Systems, Inc.*           $    774,202
                                                       ------------
              Electronic Equipment & Instruments - 0.9%
  134,000     L-1 Identity Solutions, Inc.*            $  1,037,160
                                                       ------------
              Total Technology Hardware &
              Equipment                                $  6,392,684
                                                       ------------
              Semiconductors - 5.6%
              Semiconductor Equipment - 2.6%
   59,800     MEMC Electronic Materials, Inc.*         $  1,065,038
  108,600     Teradyne, Inc.*                               744,996
   46,500     Tessera Technologies, Inc.*                 1,175,985
                                                       ------------
                                                       $  2,986,019
                                                       ------------
              Semiconductors - 3.0%
  227,200     Anadigics, Inc.*                         $    951,969
   85,800     Maxim Integrated Products, Inc.             1,346,202
   90,600     Microsemi Corp.*                            1,250,280
                                                       ------------
                                                       $  3,548,451
                                                       ------------
              Total Semiconductors                     $  6,534,470
                                                       ------------
              Utilities - 0.8%
              Independent Power Producer & Energy
              Traders - 0.8%
   24,600     Ormat Technologies, Inc. (b)             $    991,626
                                                       ------------
              Total Utilities                          $    991,626
                                                       ------------
              TOTAL COMMON STOCKS
              (Cost $90,322,868)                       $111,097,838
                                                       ------------
              EXCHANGE TRADED FUND - 1.3%
              Diversified Financials - 1.3%
              Diversified Financial Services - 1.3%
   25,869     iShares Russell 2000 Growth Exchange
              Traded Fund                              $  1,466,514
                                                       ------------
              Total Diversified Financials             $  1,466,514
                                                       ------------
              TOTAL EXCHANGE TRADED FUND
              (Cost $1,458,007)                        $  1,466,514
                                                       ------------

 Principal
    Amount                                                   Value
               TEMPORARY CASH INVESTMENTS - 17.5%
               Securities Lending Collateral - 17.5% (c)
               Certificates of Deposit:
$ 460,599      Abbey National Plc, 1.27%, 8/13/09    $    460,599
  690,899      Royal Bank of Canada NY, 1.19%,
               8/7/09                                     690,899
  829,078      Svenska Bank NY, 1.48%, 7/8/09             829,078
  920,256      Cafco, 0.40%, 10/1/09                      920,256
  644,337      Ciesco, 0.40%, 9/1/09                      644,337
  690,855      Fasco, 0.25%, 7/10/09                      690,855
  920,359      Kithaw, 0.40%, 9/21/09                     920,359
  920,970      Merrill Lynch, 0.61%, 8/14/09              920,970
  921,198      CBA, 1.35%, 7/16/09                        921,198
  921,198      Societe Generale, 1.06%, 9/4/09            921,198
  921,198      U.S. Bank NA, 0.76%, 8/24/09               921,198
                                                     ------------
                                                     $  8,840,947
                                                     ------------
               Commercial Paper:
  921,198      Monumental Global Funding, Ltd.,
               1.28%, 8/17/09                             921,198
  460,599      CME Group, Inc., 1.21%, 8/6/09             460,599
  691,154      GE, 0.47%, 9/18/09                         691,154
  185,938      GE, 0.79%, 10/26/09                        185,938
  904,617      American Honda Finance Corp., 1.27%,
               7/14/09                                    904,617
  921,198      HSBC Bank, Inc., 1.31%, 8/14/09            921,198
  230,300      IBM, 0.88%, 9/25/09                        230,300
  829,078      New York Life Global, 0.75%, 9/4/09        829,078
                                                     ------------
                                                     $  5,144,082
                                                     ------------
               Tri-party Repurchase Agreements:
2,579,355      Deutsche Bank, 0.08%, 7/1/09          $  2,579,355
3,071,210      Barclays Capital Markets, 0.01%,
               7/1/09                                   3,071,210
                                                     ------------
                                                     $  5,650,565
                                                     ------------


     Shares
              Money Market Mutual Fund:
  921,198     JPMorgan U.S. Government Money
              Market Fund                           $    921,198
                                                    ------------
              Total Securities Lending Collateral   $ 20,556,792
                                                    ------------
              TOTAL TEMPORARY CASH
              INVESTMENTS
              (Cost $20,556,792)                    $ 20,556,792
                                                    ------------
              TOTAL INVESTMENT IN
              SECURITIES - 113.1%
              (Cost $112,337,667)(a)                $133,121,144
                                                    ------------
              OTHER ASSETS AND
              LIABILITIES - (13.1)%                 $(15,368,772)
                                                    ------------
              TOTAL NET ASSETS - 100.0%             $117,752,372
                                                    ============



8    The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------



*    Non-income producing security.
(a) At June 30, 2009, the net unrealized gain on investments based on cost for federal income tax purposes of $114,013,986 was as follows:

    Aggregate gross unrealized gain for all investments in which
    there is an excess of value over tax cost                       $25,650,549
    Aggregate gross unrealized loss for all investments in which
    there is an excess of tax cost over value                        (6,543,391)
                                                                    -----------
    Net unrealized gain                                             $19,107,158
                                                                    ===========

(b)  At June 30, 2009, the following securities were out on loan:

   Shares                   Description                     Value
   21,000      Abercrombie & Fitch Co.                 $   533,190
   24,036      Abiomed, Inc. *                             211,998
   20,000      Advanced Magnetics, Inc. *                1,093,400
    3,500      Alexion Pharmaceuticals, Inc. *             143,920
   56,300      American Italian Pasta Co. *              1,640,582
    1,000      American Public Education, Inc. *            39,610
   51,900      BioMarin Pharmaceutical, Inc. *             810,159
  144,200      Cardiome Pharma Corp. *                     536,424
   48,900      Carrizo Oil & Gas, Inc. *                   838,635
   26,000      Concur Technologies, Inc. *                 808,080
    5,000      CoStar Group, Inc. *                        199,350
   23,200      DexCom, Inc. *                              143,608
   88,300      Exterran Holdings, Inc. *                 1,416,332
   83,600      Grand Canyon Education, Inc. *            1,402,808
   18,130      IDEXX Laboratories, Inc. *                  837,606
   91,000      Insulet Corp. *                             700,700
   25,000      Iron Mountain, Inc. *                       718,750
   42,100      Leapfrog Enterprises, Inc. *                 96,409
  191,000      MGIC Investment Corp. *                     840,400
   13,800      Myriad Genetics, Inc. *                     491,970
    3,450      Myriad Pharmaceuticals, Inc. *              160,943
   23,300      Ormat Technologies, Inc.                    939,223
   80,000      Penson Worldwide, Inc. *                    716,000
   13,500      Priceline.com, Inc. *                     1,505,925
    9,200      Rosetta Stone, Inc. *                       252,448
   84,500      Sandridge Energy, Inc. *                    719,940
   48,300      The Ultimate Software Group, Inc. *       1,170,792
    5,000      Thoratec Corp. *                            133,900
   33,000      TIBCO Software, Inc. *                      236,610
   25,000      Titanium Metals Corp.                       229,750
   24,100      Urban Outfitters, Inc. *                    502,967
      900      Wright Medical Group, Inc. *                 14,634
                                                       -----------
               Total                                   $20,087,063
                                                       -----------

(c) Security lending collateral is managed by Credit Suisse, New York Branch.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2009, aggregated $74,965,140 and $84,832,647, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 -- quoted prices in active markets for identical securities
Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of June 30, 2009, in valuing the Portfolio's assets:

                           Level 1         Level 2     Level 3             Total
Common Stocks       $111,097,838      $        --       $ --        $111,097,838
Exchange Traded
   Funds               1,466,514               --         --           1,466,514
Temporary Cash
   Investments           921,198       19,635,594         --          20,556,792
                    ------------      -----------       ----        ------------
Total               $113,485,550      $19,635,594       $ --        $133,121,144
                    ============      ===========       ====        ============

The accompanying notes are an integral part of these financial statements.     9

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                                       Six Months
                                                         Ended
                                                        6/30/09        Year End     Year End     Year End     Year End    Year End
                                                      (unaudited)      12/31/08     12/31/07     12/31/06     12/31/05  12/31/04 (a)
Class I
Net asset value, beginning of period                  $  13.24       $   22.44      $ 26.79      $ 25.37      $ 23.78     $ 19.44
                                                      --------        --------      -------      -------      -------     -------
Increase (decrease) from investment operations:
 Net investment loss                                  $  (0.02)      $ (0.00)(b)    $ (0.07)     $ (0.01)     $ (0.01)    $ (0.01)
 Net realized and unrealized gain (loss) on
  investments                                             2.59          (7.40)        (0.53)        1.43         1.60        4.35
                                                      ---------      ---------      -------      -------      -------     -------
  Net increase (decrease) from investment
    operations                                        $   2.57       $  (7.40)      $ (0.60)     $  1.42      $  1.59     $  4.34
Distributions to shareowners:
 Net realized gain                                          --          (1.80)        (3.75)          --           --          --
                                                      ---------      ---------      -------      -------      -------     -------
Net increase (decrease) in net asset value            $   2.57       $  (9.20)      $ (4.35)     $  1.42      $  1.59     $  4.34
                                                      ---------      ---------      -------      -------      -------     -------
Net asset value, end of period                        $  15.81       $  13.24       $ 22.44      $ 26.79      $ 25.37     $ 23.78
                                                      ========       ========       =======      =======      =======     =======
Total return*                                            19.41%        (35.49)%       (3.86)%       5.60%        6.69%      22.33%
Ratio of net expenses to average net assets+              0.85%**        0.85%         0.81%        0.79%        0.79%       0.81%
Ratio of net investment loss to average net assets+      (0.27)%**      (0.04)%       (0.25)%      (0.05)%      (0.02)%     (0.06)%
Portfolio turnover rate                                    150%**         231%          119%         105%          75%         19%
Net assets, end of period (in thousands)              $117,752      $ 105,666       $204,629     $276,947     $323,945    $383,468
Ratios with no waiver of management fees and
 assumption of expenses by the Adviser and no
 reduction for fees paid indirectly:
 Net expenses                                             0.91%**        0.91%         0.81%        0.82%        0.80%       0.81%
 Net investment loss                                     (0.33)%**      (0.10)%       (0.25)%      (0.08)%      (0.03)%     (0.06)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
(a) Effective August 2, 2004, PIM became the interim adviser of the Fund and subsequently became the adviser on December 10, 2004.
(b)  Amount rounds to less than one cent per share.
+    Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


10   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/09 (UNAUDITED)


ASSETS:
 Investment in securities, at value (including securities loaned of
   $20,087,063) (cost $112,337,667)                                     $ 133,121,144
 Cash                                                                       4,761,818
 Receivables --
   Investment securities sold                                               2,448,465
   Portfolio shares sold                                                       37,067
   Dividends                                                                   67,774
   Due from Pioneer Investment Management, Inc.                                 6,549
 Other                                                                          6,887
                                                                        -------------
  Total assets                                                          $ 140,449,704
                                                                        -------------
LIABILITIES:
 Payables --
   Investment securities purchased                                      $   1,910,973
   Portfolio shares repurchased                                               181,789
   Upon return of securities loaned                                        20,556,792
 Due to affiliates                                                              2,708
 Accrued expenses                                                              45,070
                                                                        -------------
  Total liabilities                                                     $  22,697,332
                                                                        -------------
NET ASSETS:
 Paid-in capital                                                        $ 155,686,783
 Accumulated net investment loss                                             (140,394)
 Accumulated net realized loss on investments                             (58,577,494)
 Net unrealized gain on investments                                        20,783,477
                                                                        -------------
  Total net assets                                                      $ 117,752,372
                                                                        -------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $117,752,372/7,450,096 shares)                       $       15.81
                                                                        -------------


The accompanying notes are an integral part of these financial statements.   11

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
 For the Six Months Ended 6/30/09


INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $2,126)                                         $    180,645
 Interest                                                                                          10,115
 Income from securities loaned, net                                                               102,473
                                                                                             ------------
    Total investment income                                                                                   $    293,233
                                                                                                              ------------
EXPENSES:
 Management fees                                                                             $    377,481
 Transfer agent fees                                                                                  744
 Administrative reimbursements                                                                     17,510
 Custodian fees                                                                                    14,775
 Professional fees                                                                                 38,531
 Printing expense                                                                                   8,916
 Fees and expenses of nonaffiliated trustees                                                        3,936
 Miscellaneous                                                                                      1,955
                                                                                             ------------
    Total expenses                                                                                            $    463,848
    Less management fees waived and expenses reimbursed by Pioneer Investment Management,                          (30,221)
                                                                                                              ------------
  Inc.
    Net expenses                                                                                              $    433,627
                                                                                                              ------------
     Net investment loss                                                                                      $   (140,394)
                                                                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OPTIONS:
 Net realized gain (loss) on:
  Investments                                                                                $ (7,270,130)
  Written options expired                                                                          23,628     $ (7,246,502)
                                                                                             ------------     ------------
 Change in net unrealized gain (loss) on investments                                                          $ 26,431,597
                                                                                                              ------------
 Net gain on investments                                                                                      $ 19,185,095
                                                                                                              ------------
 Net increase in net assets resulting from operations                                                         $ 19,044,701
                                                                                                              ------------



12    The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
     For the Six Months Ended 6/30/09 and the Year Ended 12/31/08, respectively


                                                                         Six Months
                                                                            Ended
                                                                           6/30/09          Year Ended
                                                                         (unaudited)         12/31/08
FROM OPERATIONS:
Net investment loss                                                    $    (140,394)     $     (63,521)
Net realized loss on investments and options                              (7,246,502)       (51,167,020)
Change in net unrealized gain (loss) on investments                       26,431,597        (14,003,561)
                                                                       -------------      -------------
  Net increase (decrease) in net assets resulting from operations      $  19,044,701      $ (65,234,102)
                                                                       -------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net realized gain:
  Class I ($0.00 and $1.80 per share, respectively)                    $          --      $ (14,795,360)
                                                                       -------------      -------------
    Total distributions to shareowners                                 $          --      $ (14,795,360)
                                                                       -------------      -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                       $   4,629,860      $   8,384,289
Reinvestment of distributions                                                     --         14,795,360
Cost of shares repurchased                                               (11,588,046)       (42,113,113)
                                                                       -------------      -------------
  Net decrease in net assets resulting from
    Portfolio share transactions                                       $  (6,958,186)     $ (18,933,464)
                                                                       -------------      -------------
  Net increase (decrease) in net assets                                $  12,086,515      $ (98,962,926)
NET ASSETS:
Beginning of period                                                      105,665,857        204,628,783
                                                                       -------------      -------------
End of period                                                          $ 117,752,372      $ 105,665,857
                                                                       -------------      -------------
Accumulated net investment loss                                        $    (140,394)     $          --
                                                                       -------------      -------------


                                    '09 Shares       '09 Amount
                                   (unaudited)       (unaudited)        '08 Shares        '08 Amount
CLASS I
Shares sold                           339,370      $   4,629,860           475,761      $   8,384,289
Reinvestment of distributions              --                 --           769,001         14,795,360
Less shares repurchased              (867,667)       (11,588,046)       (2,384,264)       (42,113,113)
                                     --------      -------------        ----------      -------------
  Net decrease                       (528,297)     $  (6,958,186)       (1,139,502)     $ (18,933,464)
                                     --------      -------------        ----------      -------------



The accompanying notes are an integral part of these financial statements.   13

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/09 (UNAUDITED)

1. Organization and Significant Accounting Policies

The Pioneer Growth Opportunities VCT Portfolio (the Portfolio) is one of 13 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to seek growth of capital.

The Portfolio offers one class of shares designated as Class I shares. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is more susceptible to adverse developments affecting those countries. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Portfolio may also use fair value methods to value a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At June 30, 2009, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Temporary cash investments are valued at cost which approximates market value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2008, the Portfolio had a net capital loss carryforward of $36,028,000, which will expire in 2016 if not utilized.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

   The Portfolio has elected to defer approximately $13,646,856 of capital losses recognized between November 1, 2008 and December 31, 2008 to its fiscal year ending December 31, 2009.

   The tax character of current year distributions paid will be determined at the end of the current taxable year. The tax character of distributions paid during the fiscal year ended December 31, 2008 and the components of distributable earnings on a federal income tax basis at December 31, 2008, were as follows:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     2008
                                                              -----------------
 Distributions paid from:
 Long-term capital gain                                          $ 14,795,360
                                                                 ------------
  Total distributions                                            $ 14,795,360
                                                                 ============
 Distributable Earnings:
 Capital loss carryforward                                       $(36,028,000)
 Post-October loss deferred                                       (13,626,673)
 Unrealized depreciation                                           (7,324,439)
                                                                 ------------
  Total                                                          $(56,979,112)
                                                                 ============
--------------------------------------------------------------------------------



   The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales.

C. Futures Contracts
   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives and are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging strategies and potentially result in a loss. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. As of June 30, 2009, the Portfolio had no open futures contracts.

D. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

E. Forward Foreign Currency Contracts
   The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/09 (UNAUDITED)                  (continued)


   movements in the value of foreign currencies relative to the U.S. dollar.

F. Portfolio Shares
   The Portfolio records sales and repurchases of its Portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit) $107,072 in commissions on the sale of Trust shares for the six months ended June 30, 2009. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary cash investments. Credit Suisse, New York Branch, as the Portfolio's security lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends and interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio will be required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

H. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be at least equal to or in excess of the value of the repurchase agreement. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

I. Option Writing
   When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. The number of contracts open during the second month of the reporting period ended June 30, 2009 was 200. There were no open written call options at June 30, 2009.


2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated at the annual rate of 0.74% of the Portfolio's average daily net assets.

Effective May 1, 2007, PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Portfolio to the extent necessary to limit Class I expenses to 0.85% of the average daily net assets attributable to Class I shares. This expense limitation is in effect through May 1, 2010.

Prior to May 1, 2007, PIM agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Portfolio to the extent necessary to limit Class I expenses to 0.79% of the average daily net assets attributable to Class I shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,546 in management fees, administrative costs and certain other fees payable to PIM at June 30, 2009.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------

3. Transfer Agent
Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $162 in transfer agent fees payable to PIMSS at June 30, 2009.

4. Additional Disclosures about Derivative Instruments and Hedging Activities:

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2009, was as follows:


-------------------------------------------------------------------------------------
      Derivatives Not
      Accounted for as          Location of Gain or (Loss)        Realized Gain or
    Hedging Instruments               On Derivatives            (Loss) on Derivatives
    Under Statement 133            Recognized in Income         Recognized in Income
---------------------------   ------------------------------   ----------------------
 Equity Contracts-Options      Net realized gain on options           $23,628
-------------------------------------------------------------------------------------



5. Subsequent Events
In preparing these financial statements, the Adviser has evaluated the impact of all subsequent events and transactions for potential recognition or disclosure through August 12, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Pioneer Variable Contracts Trust


Officers                                        Trustees
John F. Cogan, Jr., President                   John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President   David R. Bock
Mark E. Bradley, Treasurer                      Mary K. Bush
Dorothy E. Bourassa, Secretary                  Benjamin M. Friedman
                                                Margaret B.W. Graham
                                                Daniel K. Kingsbury
                                                Thomas J. Perna
                                                Marguerite A. Piret
                                                Stephen K. West


Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)


Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   19616-03-0809

                                                            [LOGO]PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                       Pioneer High Yield VCT Portfolio -- Class I and II Shares


                                                               SEMIANNUAL REPORT

                                                                   June 30, 2009


Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------

Pioneer High Yield VCT Portfolio
  Portfolio and Performance Update               2
  Comparing Ongoing Portfolio Expenses           3
  Portfolio Management Discussion                4
  Schedule of Investments                        6
  Financial Statements                          22
  Notes to Financial Statements                 27
  Trustees, Officers and Service Providers      31

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/09
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment in securities)

[THE FOLLOWING DATA IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Corporate Bonds                       60.2%
Convertible Corporate Bonds                14.1%
U.S. Common Stocks                         10.6%
Temporary Cash Investments                  7.9%
Convertible Preferred Stocks                5.1%
Senior Floating Rate Loan Interests         1.8%
Collateralized Mortgage Obligations         0.3%
Asset Backed Securities*                    0.0%

*  Rounds to less than 0.1%

Maturity Distribution
(As a percentage of total investment in securities)

[THE FOLLOWING DATA IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

0-1 year          9.1%
1-3 years        13.6%
3-4 years        22.8%
4-6 years        45.8%
6-8 years         3.7%
8+ years          5.0%

Five Largest Holdings
(As a percentage of long-term holdings)*

  1.  Wesco Distribution, Inc.,
       7.5%, 10/15/17                    2.38%
  2.  Nova Chemicals Corp.,
       7.875%, 9/15/25                   1.84
  3.  Forest City Enterprises, Inc.,
       7.625%, 6/1/15                    1.79
  4.  Novelis, Inc., 7.25%, 2/15/15      1.47
  5.  Interpublic Group Co.,
       4.25%, 3/15/23 (144A)             1.43

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/09
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share    6/30/09     12/31/08
  Class I                     $ 7.91      $ 6.46
  Class II                    $ 7.89      $ 6.45

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
1/1/09 - 6/30/09            Income         Capital Gains     Capital Gains
  Class I                   $ 0.4160       $  -              $  -
  Class II                  $ 0.4073       $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer High Yield VCT Portfolio at net asset value, compared to that of Merrill Lynch
(ML) High Yield Master II Index and of the ML Index of Convertible Bonds (Speculative Quality). Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA IS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                    Pioneer               Pioneer                              ML Convertible Bonds
                High Yield VCT         High Yield VCT        ML High Yield     (Speculative Quality)
              Portfolio, Class I    Portfolio, Class II     Master II Index            Index

5/00               $10,000               $10,000                $10,000              $10,000
                    10,692                10,690                 10,193               10,511
6/01                11,854                11,846                 10,099                8,075
                    12,499                12,427                  9,655                7,378
6/03                14,804                14,688                 11,803                9,201
                    16,254                16,073                 13,006               11,096
6/05                17,393                17,156                 14,387               11,243
                    18,131                17,822                 15,064               12,329
6/07                20,520                20,140                 16,834               14,560
                    20,124                19,704                 16,479               13,013
6/09                17,226                16,782                 15,897               10,238

Index comparisons begin on 4/30/00. The ML High Yield Master II Index is a commonly accepted measure of the performance of high yield securities. The ML Index of Convertible Bonds (Speculative Quality) is a commonly accepted measure of the performance of speculative grade convertible bond securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2009)

-------------------------------------------------
                           Class I       Class II
-------------------------------------------------
Life-of-Class (5/1/00)       5.88%         5.58%
5 Years                      1.17%         0.87%
1 Year                     -14.40%       -14.83%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio

Based on actual returns from January 1, 2009 through June 30, 2009.

       Share Class                                  I               II
       -------------------------------------------------------------------
       Beginning Account Value on 1/1/09       $ 1,000.00       $ 1,000.00
       Ending Account Value on 6/30/09         $ 1,299.30       $ 1,296.50
       Expenses Paid During Period*            $     4.73       $     6.15

* Expenses are equal to the Portfolio's annualized expense ratio of 0.83% and 1.08% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2009 through June 30, 2009.

       Share Class                                  I               II
       -------------------------------------------------------------------
       Beginning Account Value on 1/1/09       $ 1,000.00       $ 1,000.00
       Ending Account Value on 6/30/09         $ 1,020.68       $ 1,019.44
       Expenses Paid During Period*            $     4.16       $     5.41

* Expenses are equal to the Portfolio's annualized expense ratio of 0.83% and 1.08% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/09
--------------------------------------------------------------------------------

High-yield bonds enjoyed a strong rally during the first six months of 2009. In the following interview, portfolio managers Tracy Wright and Andrew Feltus recap the reasons behind the rebound and review Pioneer High Yield VCT Portfolio's performance over the six months ended June 30, 2009.

Q:   How did the Portfolio perform over the six months ended June 30, 2009?

A: For the six months ended June 30, 2009, the Portfolio's Class I shares had a total return of 29.93% at net asset value, and Class II shares returned 29.65%. Over the same six-month period, the Portfolio's benchmarks, the Merrill Lynch High Yield Master II Index and the Merrill Lynch Index of Convertible Bonds (speculative quality), returned 29.37% and 31.13%, respectively, while the average return for the 115 variable portfolios in Lipper's High Current Yield category was 20.55%.

Q: What was the investment environment like for high-yield bonds over the six months ended June 30, 2009?

A: While the first quarter was choppy, markets moved up aggressively in the second quarter. As the period progressed, economic data began to improve, albeit slightly, signaling what we believed was a bottom. The capital markets began to open up. While we have a way to go, we saw increased corporate bond issuance and a more forgiving lending environment. This backdrop helped high-yield bonds post a strong rally. The yield offered by the high-yield market at the end of 2008 was more than compensating investors for the increased default risk. During the six months ended June 30, 2009, default rates did rise, as expected, but never reached the level implied by the very low prices of high-yield bonds at the start of the year. It is important to note, though, that the default rate of the Portfolio during the period was considerably lower than that of the overall market.

Q: What factors influenced the Portfolio's performance relative to the benchmark indices over the six months ended June 30, 2009?

A: Security selection was excellent, particularly in basic materials and media. The Portfolio's allocation to equities hurt performance during the period, but was more than offset by investments in convertible securities and floating-rate bank loans. Our focus on higher-quality issues hurt Portfolio performance because we underweighted lower-quality, CCC-rated bonds, which outperformed. The Portfolio's sector allocations had an overall neutral effect on performance. The positive impact of the Portfolio's overweights to technology and real estate and underweights to health care and utilities were offset by overweights to capital goods and underweights to consumer discretionary and cyclical services.

Q: Which Portfolio holdings contributed most to relative performance during the six months ended June 30, 2009, and which detracted most?

A: Bonds issued by Nova Chemicals performed well after it was announced that the company was to be acquired. Forest City Enterprises, a real estate operating company in which the Portfolio held bonds, improved along with its sector's prospects. The bonds and convertible securities of diversified media company Interpublic Group offered strong returns after the company beat earnings expectations, and because of an overall sense among investors that advertising spending was not suffering from the consumer slowdown as badly as the market had anticipated. The Portfolio's holdings in the convertible preferred shares of Freeport-McMoRan Copper & Gold rose along with copper

A Word About Risk:

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     prices, and the bonds of Spanish-language broadcaster Univision benefited from an improving outlook for the company. On the negative side, the bonds of railcar manufacturer Greenbrier declined due to depressed earnings. The bonds of Pegasus Solutions, which provides software services to the hotel and travel industry, suffered from a difficult travel environment. The preferred stock of PetroQuest Energy underperformed because of balance sheet concerns and weak natural gas prices. The Portfolio's holdings of the convertible bonds of Epix Pharmaceuticals also detracted from performance, as the company restructured its balance sheet.

Q:   What is your outlook?

     A: Even though the high-yield market has experienced a considerable rally year-to-date in 2009, we believe high-yield bonds still offer attractive value. Given our belief that defaults will continue to be at a high level, we've been trying to construct the Portfolio to reduce default risk. To that end, we anticipate maintaining a relatively low-risk, conservative profile by emphasizing higher-quality securities. The convertible securities market also continues to offer value, and we will look to add to the Portfolio's holdings in that sector.

     Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

     Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/09 (UNAUDITED)
--------------------------------------------------------------------------------

                            S&P/
 Principal   Floating       Moody's
Amount ($)   Rate (d)       Ratings                                                                     Value
                                         CONVERTIBLE CORPORATE BONDS - 13.9%
                                         Energy - 2.0%
                                         Coal & Consumable Fuels - 0.6%
 1,030,000                  BB-/NR       Massey Energy Co., 3.25%, 8/1/15                        $    679,800
                                                                                                 ------------
                                         Oil & Gas Equipment & Services - 0.4%
   495,000                  BB/NR        Exterran Holdings, Inc., 4.25%, 6/15/14                 $    459,731
                                                                                                 ------------
                                         Oil & Gas Exploration & Production - 0.8%
   100,000                  NA/NA        Carrizo Oil & Gas, Inc., 4.875%, 6/1/28                 $     72,750
 1,055,000                  BB/Ba3       Chesapeake Energy Corp., 2.5%, 5/15/37                       746,413
                                                                                                 ------------
                                                                                                 $    819,163
                                                                                                 ------------
                                         Oil & Gas Refining & Marketing - 0.2%
   200,000                  BB-/NR       Petroplus Financial, 3.375%, 3/26/13                    $    169,262
   410,000                  NA/NA        Verenium Corp., 5.5%, 4/1/27 (144A)                           90,713
                                                                                                 ------------
                                                                                                 $    259,975
                                                                                                 ------------
                                         Total Energy                                            $  2,218,669
                                                                                                 ------------
                                         Materials - 0.2%
                                         Steel - 0.2%
   215,000                  BB+/NR       Steel Dynamics, Inc., 5.125%, 6/15/14                   $    237,038
                                                                                                 ------------
                                         Total Materials                                         $    237,038
                                                                                                 ------------
                                         Capital Goods - 2.0%
                                         Construction & Farm Machinery & Heavy Trucks - 0.1%
   250,000                  CCC/Caa1     Greenbrier Co., Inc., 2.375%, 5/15/26                   $    136,563
                                                                                                 ------------
                                         Electrical Component & Equipment - 0.8%
   360,000                  B+/B1        General Cable Corp., 1.0%, 10/15/12                     $    282,600
 1,145,000                  BB+/Ba1      Roper Industries, Inc., 1.4813%, 1/15/34                     645,494
                                                                                                 ------------
                                                                                                 $    928,094
                                                                                                 ------------
                                         Trading Companies & Distributors - 1.1%
 1,480,000                  B/NR         Wesco Distribution, Inc., 1.75%, 11/15/26               $  1,226,550
                                                                                                 ------------
                                         Total Capital Goods                                     $  2,291,207
                                                                                                 ------------
                                         Commercial Services & Supplies - 0.5%
                                         Environmental & Facilities Services - 0.5%
   525,000                  B/Ba3        Covanta Holdings Corp., 3.25%, 6/1/14                   $    567,656
                                                                                                 ------------
                                         Total Commercial Services & Supplies                    $    567,656
                                                                                                 ------------
                                         Transportation - 0.5%
                                         Marine - 0.5%
   790,000                  B-/Caa1      Horizon Lines, Inc., 4.25%, 8/15/12                     $    553,988
                                                                                                 ------------
                                         Total Transportation                                    $    553,988
                                                                                                 ------------
                                         Consumer Durables & Apparel - 0.2%
                                         Homebuilding - 0.2%
   240,000                  BB-/Ba3      D.R. Horton, Inc., 2.0%, 5/15/14                        $    229,200
                                                                                                 ------------
                                         Total Consumer Durables & Apparel                       $    229,200
                                                                                                 ------------
                                         Media - 1.5%
                                         Advertising - 1.3%
 1,665,000                  B+/Ba3       Interpublic Group Co., 4.25%, 3/15/23 (144A)            $  1,477,688
                                                                                                 ------------

6  The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            S&P/
 Principal   Floating       Moody's
Amount ($)   Rate (d)       Ratings                                                                               Value
                                          Movies & Entertainment - 0.2%
   387,000                  CCC+/NR       Live Nation, Inc., 2.875%, 7/15/27                               $    200,273
                                                                                                           ------------
                                          Total Media                                                      $  1,677,961
                                                                                                           ------------
                                          Retailing - 0.6%
                                          Automotive Retail - 0.6%
   712,000                  CCC-/Caa2     Sonic Automotive, Inc., 6.0%, 5/15/12                            $    644,011
                                                                                                           ------------
                                          Total Retailing                                                  $    644,011
                                                                                                           ------------
                                          Food, Beverage & Tobacco - 0.3%
                                          Tobacco - 0.3%
   410,000                  B-/Caa1       Alliance One International, Inc., 5.5%, 7/15/14 (144A)           $    394,912
                                                                                                           ------------
                                          Total Food, Beverage & Tobacco                                   $    394,912
                                                                                                           ------------
                                          Health Care Equipment & Services - 2.1%
                                          Health Care Equipment - 0.8%
 1,235,000                  B+/NR         Hologic, Inc., 2.0%, 12/15/37                                    $    876,850
                                                                                                           ------------
                                          Health Care Facilities - 0.2%
   240,000                  B/NR          LifePoint Hospitals, Inc., 3.5%, 5/15/14                         $    192,600
                                                                                                           ------------
                                          Health Care Services - 0.9%
 1,600,000                  B+/B3         Omnicare, Inc., 3.25%, 12/15/35                                  $  1,108,000
                                                                                                           ------------
                                          Health Care Supplies - 0.2%
   215,000                  B-/NR         Inverness Medical Innovation, Inc., 3.0%, 5/15/16                $    203,175
    35,000                  B-/NR         Inverness Medical Innovation, Inc., 3.0%, 5/15/16 (144A)               33,075
                                                                                                           ------------
                                                                                                           $    236,250
                                                                                                           ------------
                                          Total Health Care Equipment & Services                           $  2,413,700
                                                                                                           ------------
                                          Pharmaceuticals & Biotechnology - 0.3%
                                          Biotechnology - 0.3%
   635,000                  NA/NA         Mannkind Corp., 3.75%, 12/15/13                                  $    391,319
                                                                                                           ------------
                                          Total Pharmaceuticals & Biotechnology                            $    391,319
                                                                                                           ------------
                                          Real Estate - 0.7%
                                          Office Real Estate Investment Trusts - 0.7%
   195,000                  B/B2          Alexandria Real Estate Equities, Inc., 8.0%, 4/15/29             $    205,725
   700,000                  NR/NR         Alexandria Real Estate Equities, Inc., 3.7%, 1/15/27 (114A)           581,000
                                                                                                           ------------
                                                                                                           $    786,725
                                                                                                           ------------
                                          Total Real Estate                                                $    786,725
                                                                                                           ------------
                                          Technology Hardware & Equipment - 1.6%
                                          Communications Equipment - 0.7%
   555,000                  B/NR          CommScope, Inc., 3.25%, 7/1/15                                   $    629,925
   600,000                  NR/WR         Nortel Networks Corp., 2.125%, 4/15/14 (b)                            198,000
                                                                                                           ------------
                                                                                                           $    827,925
                                                                                                           ------------
                                          Electronic Equipment & Instruments - 0.4%
   500,000                  NR/NR         Newport Corp., 2.5%, 2/15/12 (144A)                              $    398,750
                                                                                                           ------------
                                          Technology Distributors - 0.5%
   395,000                  BB-/NR        Anixter International, Inc., 1.0%, 2/15/13                       $    325,381
   250,000                  BB-/NR        Anixter International, Inc., 1.0%, 2/15/13 (144A)                     205,937
                                                                                                           ------------
                                                                                                           $    531,318
                                                                                                           ------------
                                          Total Technology Hardware & Equipment                            $  1,757,993
                                                                                                           ------------

   The accompanying notes are an integral part of these financial statements.  7

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/09 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

                            S&P/
 Principal   Floating       Moody's
Amount ($)   Rate (d)       Ratings                                                                          Value
                                        Telecommunication Services - 1.2%
                                        Alternative Carriers - 0.6%
   815,000                  CCC+/B3     Time Warner Telecommunication, Inc., 2.375%, 4/1/26           $    681,544
                                                                                                      ------------
                                        Integrated Telecommunication Services - 0.5%
   230,000                  B+/NR       MasTec, Inc., 4.0%, 6/15/14                                   $    221,375
   328,000                  B+/B1       Qwest Communications International, Inc., 3.5%, 11/15/25           323,080
                                                                                                      ------------
                                                                                                      $    544,455
                                                                                                      ------------
                                        Wireless Telecommunication Services - 0.1%
   195,000                  B/B2        SBA Communications Corp., 4.0%, 10/1/14                       $    196,950
                                                                                                      ------------
                                        Total Telecommunication Services                              $  1,422,949
                                                                                                      ------------
                                        Utilities - 0.2%
                                        Multi-Utilities - 0.2%
   195,000                  BB+/Ba1     CMS Energy Corp., 5.5%, 6/15/29                               $    202,800
                                                                                                      ------------
                                        Total Utilities                                               $    202,800
                                                                                                      ------------
                                        TOTAL CONVERTIBLE CORPORATE BONDS
                                        (Cost $17,054,875)                                            $ 15,790,128
                                                                                                      ------------
                                        CONVERTIBLE PREFERRED STOCKS - 5.1%
                                        Energy - 0.8%
                                        Oil & Gas Exploration & Production - 0.8%
    12,270                              Petroquest Energy, Inc., 6.875%, 12/31/49                     $    254,369
     6,500                              Whiting Petroleum Corp., 6.25%, 12/31/99*                          641,160
                                                                                                      ------------
                                                                                                      $    895,529
                                                                                                      ------------
                                        Total Energy                                                  $    895,529
                                                                                                      ------------
                                        Materials - 1.7%
                                        Diversified Metals & Mining - 1.7%
       645                              Freeport-McMoRan Copper & Gold, Inc., 5.5%, 12/31/49          $    725,625
    14,800                              Freeport-McMoRan Copper & Gold, Inc., 6.75%, 5/1/10              1,170,384
                                                                                                      ------------
                                                                                                      $  1,896,009
                                                                                                      ------------
                                        Total Materials                                               $  1,896,009
                                                                                                      ------------
                                        Capital Goods - 0.3%
                                        Electrical Component & Equipment - 0.3%
     2,000                              General Cable Corp., 5.75%, 11/24/13                          $    389,875
                                                                                                      ------------
                                        Total Capital Goods                                           $    389,875
                                                                                                      ------------
                                        Health Care Equipment & Services - 0.5%
                                        Health Care Supplies - 0.5%
     2,589                              Inverness Medica Corp., 3.0%, 12/31/49                        $    582,862
                                                                                                      ------------
                                        Total Health Care Equipment & Services                        $    582,862
                                                                                                      ------------
                                        Banks - 0.3%
                                        Thrifts & Mortgage Finance - 0.3%
    14,000                              Sovereign Cap Trust IV, 4.375%, 3/1/34                        $    292,250
                                                                                                      ------------
                                        Total Banks                                                   $    292,250
                                                                                                      ------------
                                        Diversified Financials - 0.6%
                                        Asset Management & Custody Banks - 0.1%
     5,000                              Legg Mason, Inc., 7.0%, 6/30/11                               $    126,000
                                                                                                      ------------

8  The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            S&P/
 Principal   Floating       Moody's
Amount ($)   Rate (d)       Ratings                                                                   Value
                                        Diversified Finance Services - 0.5%
       700                              Bank of America Corp., 7.25%, 12/31/49                 $    585,221
                                                                                               ------------
                                        Total Diversified Financials                           $    711,221
                                                                                               ------------
                                        Insurance - 0.5%
                                        Life & Health Insurance - 0.5%
    34,000                              Delphi Financial Group, Inc., 7.376% 5/15/37           $    514,250
                                                                                               ------------
                                        Total Insurance                                        $    514,250
                                                                                               ------------
                                        Utilities - 0.4%
                                        Multi-Utilities - 0.4%
     6,900                              CMS Energy Corp., 4.5%, 12/31/49                       $    442,894
                                                                                               ------------
                                        Total Utilities                                        $    442,894
                                                                                               ------------
                                        TOTAL CONVERTIBLE PREFERRED STOCKS
                                        (Cost $6,783,780)                                      $  5,724,890
                                                                                               ------------
    Shares
                                        COMMON STOCKS - 10.4%
                                        Energy - 0.9%
                                        Integrated Oil & Gas - 0.2%
     8,900                              Marathon Oil Corp.                                     $    268,157
                                                                                               ------------
                                        Oil & Gas Drilling - 0.6%
   153,975                              Hercules Offshore, Inc.*(b)                            $    611,281
                                                                                               ------------
                                        Oil & Gas Exploration & Production - 0.1%
    18,427                              Sandridge Energy Inc.*                                 $    156,998
                                                                                               ------------
                                        Total Energy                                           $  1,036,436
                                                                                               ------------
                                        Materials - 0.5%
                                        Construction Materials - 0.2%
     7,312                              Texas Industries, Inc. (b)                             $    229,304
                                                                                               ------------
                                        Diversified Metals & Mining - 0.2%
    88,500                              Polyment Mining Corp.*                                 $    114,165
    14,500                              Titanium Metals Corp.                                       133,255
                                                                                               ------------
                                                                                               $    247,420
                                                                                               ------------
                                        Gold - 0.1%
     1,600                              Barrick Gold Corp.                                     $     53,680
                                                                                               ------------
                                        Total Materials                                        $    530,404
                                                                                               ------------
                                        Capital Goods - 2.2%
                                        Aerospace & Defense - 0.9%
    38,500                              Be Aerospace, Inc.*                                    $    552,860
     8,725                              ITT Corp.                                                   388,263
                                                                                               ------------
                                                                                               $    941,123
                                                                                               ------------
                                        Building Products - 0.2%
     6,752                              Lennox International, Inc.                             $    216,807
                                                                                               ------------
                                        Construction & Farm Machinery & Heavy Trucks - 0.0%
    22,556                              Commercial Vehicle Group, Inc.*                        $     32,481
                                                                                               ------------
                                        Electrical Component & Equipment - 0.6%
     9,500                              Cooper Industries, Inc.                                $    294,975
    10,800                              General Cable Corp.*                                        405,864
                                                                                               ------------
                                                                                               $    700,839
                                                                                               ------------

   The accompanying notes are an integral part of these financial statements.  9

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/09 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

                            S&P/
             Floating       Moody's
   Shares    Rate (c)       Ratings                                                        Value
                                       Industrial Machinery - 0.5%
   12,436                              ESCO Electronics Corp.*                      $    557,133
                                                                                    ------------
                                       Total Capital Goods                          $  2,448,383
                                                                                    ------------
                                       Consumer Services - 1.2%
                                       Casinos & Gaming - 0.6%
   20,200                              International Game Technology, Inc.          $    321,180
   21,800                              Scientific Games Corp.*(b)                        343,786
                                                                                    ------------
                                                                                    $    664,966
                                                                                    ------------
                                       Restaurants - 0.2%
   19,011                              Starbucks Corp.*                             $    264,063
                                                                                    ------------
                                       Specialized Consumer Services - 0.4%
   76,100                              Service Corp. International                  $    417,028
                                                                                    ------------
                                       Total Consumer Services                      $  1,346,057
                                                                                    ------------
                                       Media - 0.1%
                                       Movies & Entertainment - 0.0%
    4,613                              Cinemark Holdings, Inc.                      $     52,219
                                                                                    ------------
                                       Publishing - 0.1%
    5,300                              McGraw-Hill Co., Inc.                        $    159,583
                                                                                    ------------
                                       Total Media                                  $    211,802
                                                                                    ------------
                                       Retailing - 0.3%
                                       Automotive Retail - 0.1%
    8,372                              Sonic Automotive, Inc.*                      $     85,060
                                                                                    ------------
                                       Department Stores - 0.2%
    8,800                              J.C. Penney Co., Inc.                        $    252,648
                                                                                    ------------
                                       Total Retailing                              $    337,708
                                                                                    ------------
                                       Food, Beverage & Tobacco - 0.1%
                                       Tobacco - 0.1%
   24,700                              Alliance One International, Inc.*            $     93,860
                                                                                    ------------
                                       Total Food, Beverage & Tobacco               $     93,860
                                                                                    ------------
                                       Health Care Equipment & Services - 0.6%
                                       Health Care Supplies - 0.3%
    8,000                              Inverness Medical Innovations, Inc.*(b)      $    284,640
                                                                                    ------------
                                       Managed Health Care - 0.3%
    9,400                              Aetna, Inc.                                  $    235,470
    6,200                              CIGNA Corp.                                       149,358
                                                                                    ------------
                                                                                    $    384,828
                                                                                    ------------
                                       Total Health Care Equipment & Services       $    669,468
                                                                                    ------------
                                       Pharmaceuticals & Biotechnology - 1.4%
                                       Biotechnology - 0.0%
  184,398                              Epix Medical, Inc.*                          $     24,894
                                                                                    ------------
                                       Life Sciences Tools & Services - 1.4%
    7,315                              Bio-Rad Laboratories, Inc.*                  $    552,136
   14,300                              Thermo Fisher Scientific, Inc.*                   583,011
    8,100                              Waters Corp.*                                     416,907
                                                                                    ------------
                                                                                    $  1,552,054
                                                                                    ------------
                                       Total Pharmaceuticals & Biotechnology        $  1,576,948
                                                                                    ------------

10  The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          S&P/
               Floating   Moody's
    Shares     Rate (c)   Ratings                                                                   Value
                                      Real Estate - 0.6%
                                      Mortgage Real Estate Investment Trusts - 0.6%
    41,274                            Annaly Capital Management, Inc.                        $    624,888
                                                                                             ------------
                                      Total Real Estate                                      $    624,888
                                                                                             ------------
                                      Technology Hardware & Equipment - 0.9%
                                      Communications Equipment - 0.3%
    13,510                            CommScope, Inc.*                                       $    354,773
                                                                                             ------------
                                      Electronic Equipment & Instruments - 0.5%
    10,384                            Itron, Inc.*(b)                                        $    571,847
                                                                                             ------------
                                      Electronic Manufacturing Services - 0.1%
     9,700                            Tyco Electronics, Ltd.                                 $    180,323
                                                                                             ------------
                                      Total Technology Hardware & Equipment                  $  1,106,943
                                                                                             ------------
                                      Telecommunication Services - 0.4%
                                      Integrated Telecommunication Services - 0.4%
     6,389                            General Communication, Inc.*                           $     44,276
    46,800                            Windstream Corp.                                            391,248
                                                                                             ------------
                                                                                             $    435,524
                                                                                             ------------
                                      Total Telecommunication Services                       $    435,524
                                                                                             ------------
                                      Utilities - 1.2%
                                      Gas Utilities - 0.1%
     5,400                            Questar Corp.                                          $    167,724
                                                                                             ------------
                                      Independent Power Producer & Energy Traders - 0.8%
    33,400                            NRG Energy, Inc.*(b)                                   $    867,064
                                                                                             ------------
                                      Multi-Utilities - 0.3%
     2,800                            Public Service Enterprise Group, Inc.                  $     91,364
     5,620                            Sempra Energy Corp.                                         278,921
                                                                                             ------------
                                                                                             $    370,285
                                                                                             ------------
                                      Total Utilities                                        $  1,405,073
                                                                                             ------------
                                      TOTAL COMMON STOCKS
                                      (Cost $13,734,492)                                     $ 11,823,494
                                                                                             ------------
 Principal
Amount ($)
                                      ASSET BACKED SECURITIES - 0.0%
                                      Banks - 0.0%
                                      Thrifts & Mortgage Finance - 0.0%
    80,000     0.92       A/Baa2      Bear Stearns Asset Backed Securities, Inc.,
                                      Floating Rate Note, 1/25/47                            $     10,581
                                                                                             ------------
                                      Total Banks                                            $     10,581
                                                                                             ------------
                                      TOTAL ASSET BACKED SECURITIES
                                      (Cost $34,395)                                         $     10,581
                                                                                             ------------
                                      COLLATERALIZED MORTGAGE OBLIGATIONS - 0.3%
                                      Banks - 0.3%
                                      Thrifts & Mortgage Finance - 0.3%
   450,000                BB/Ba2      T SRA R 2006-1 F, 7.5296%, 10/15/36 (144A)             $    319,500
                                                                                             ------------
                                      Total Banks                                            $    319,500
                                                                                             ------------
                                      TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                      (Cost $453,931)                                        $    319,500
                                                                                             ------------

  The accompanying notes are an integral part of these financial statements.  11

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/09 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

                            S&P/
 Principal     Floating     Moody's
Amount ($)     Rate (d)     Ratings                                                                             Value
                                        CORPORATE BONDS - 59.5%
                                        Energy - 9.1%
                                        Coal & Consumable Fuels - 0.5%
   585,000                  BB-/B2      Massey Energy Co., 6.875%, 12/15/13                              $    535,275
                                                                                                         ------------
                                        Oil & Gas Equipment & Services - 0.5%
   200,000                  BB-/B1      Complete Production Service, Inc., 8.0%, 12/15/16                $    171,000
   500,000     4.43         NR/NR       Sevan Marine ASA, Floating Rate Note, 5/14/13 (144A)                  365,000
                                                                                                         ------------
                                                                                                         $    536,000
                                                                                                         ------------
                                        Oil & Gas Exploration & Production - 5.2%
   195,000                  BB/Ba3      Chesapeake Energy Corp., 9.5%, 2/15/15                           $    196,463
   150,000                  BB/B1       Denbury Resources, Inc., 9.75%, 3/1/16                                154,125
   755,000                  BB-/B3      Hilcorp Energy Co., 7.75%, 11/1/15 (144A)                             637,975
   425,000                  B-/B3       Linn Energy LLC, 11.75%, 5/15/17 (144A)                               413,313
   355,000                  B+/B3       Mariner Energy, Inc., 8.0%, 5/15/17                                   294,650
   530,000                  B/Caa2      Parallel Petroleum Corp., 10.25%, 8/1/14                              381,600
   695,000                  BB-/B2      Penn Virginia Corp., 10.375%, 6/15/16                                 707,163
   105,000                  B/B3        Petrohawk Energy Corp., 10.5%, 8/1/14 (144A)(b)                       107,363
   570,000                  B/B3        PetroHawk Energy Corp., 7.875%, 6/1/15                                527,250
   195,000                  B/B3        PetroHawk Energy Corp., 9.125%, 7/15/13                               194,025
   265,000                  BB/B1       Plains Exploration & Production Co., 10.0%, 3/1/16                    272,288
   285,000                  BB/B1       Plains Exploration & Production Co., 7.75%, 6/15/15                   266,475
   470,000                  B-/B3       Quicksilver Resources, Inc., 7.125%, 4/1/16                           366,600
   535,000                  B/B2        Quicksilver Resources, Inc., 8.25%, 8/1/15                            476,150
   750,000                  B-/B3       Sandridge Energy, Inc., 8.0%, 6/1/18                                  641,250
   255,000                  B-/B3       Sandridge Energy, Inc., 8.625%, 4/1/15                                228,863
                                                                                                         ------------
                                                                                                         $  5,865,553
                                                                                                         ------------
                                        Oil & Gas Refining & Marketing - 1.4%
   630,000                  BB+/Ba1     Tesoro Corp., 6.5%, 6/1/17 (144A)                                $    538,650
 1,150,000                  BB+/Ba1     Tesoro Corp., 6.625%, 11/1/15                                       1,032,125
                                                                                                         ------------
                                                                                                         $  1,570,775
                                                                                                         ------------
                                        Oil & Gas Storage & Transportation - 1.5%
   480,000     8.38         BB/Ba1      Enterprise Products Partners LP, Floating Rate Note, 8/1/66      $    386,400
   800,000                  B+/B1       Holly Energy Partners LP, 6.25%, 3/1/15                               690,000
   220,000                  B/B1        Regency Energy Partners LP, 9.375%, 6/1/16                            212,850
   265,000                  BB/Ba1      Southern Union Co., 7.2%, 11/1/66                                     180,200
   405,000     7.00         BB/Ba1      Teppco Partners LP, Floating Rate Note, 6/1/67                        303,997
                                                                                                         ------------
                                                                                                         $  1,773,447
                                                                                                         ------------
                                        Total Energy                                                     $ 10,281,050
                                                                                                         ------------
                                        Materials - 9.0%
                                        Aluminum - 1.7%
   170,000                  CCC+/B3     CII Carbon LLC, 11.125%, 11/15/15                                $    122,613
   611,667     6.83         D/Caa2      Noranda Aluminum Acquisition Corp., Floating Rate Note,
                                        5/15/15                                                               337,181
 2,000,000                  B/B3        Novelis, Inc., 7.25%, 2/15/15                                       1,520,000
                                                                                                         ------------
                                                                                                         $  1,979,794
                                                                                                         ------------
                                        Commodity Chemicals - 0.6%
 2,230,000                  D/C         Georgia Gulf Corp., 9.5%, 10/15/14 (b)                           $    669,000
                                                                                                         ------------

12  The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            S&P/
 Principal     Floating     Moody's
Amount ($)     Rate (d)     Ratings                                                                         Value
                                          Construction Materials - 0.5%
   420,000                  B/B3          AGY Holding Corp., 11.0%, 11/15/14                         $    332,850
   290,000                  BB-/B2        Texas Industries, Inc, 7.25%, 7/15/13                           260,275
                                                                                                     ------------
                                                                                                     $    593,125
                                                                                                     ------------
                                          Diversified Chemical - 0.4%
   275,000                  BB-/Ba3       Ashland, Inc., 9.125%, 6/1/17                              $    286,000
   420,000                  CC/Ca         Ineos Group Holdings Plc, 8.5%, 2/15/16 (144A)                  130,200
                                                                                                     ------------
                                                                                                     $    416,200
                                                                                                     ------------
                                          Diversified Metals & Mining - 0.1%
   145,000                  NR/NR         Blaze Recycling & Metals LLC, 10.875%, 7/15/12 (144A)      $     87,000
                                                                                                     ------------
                                          Metal & Glass Containers - 1.5%
   500,000                  CCC+/B3       AEP Industries, Inc., 7.875%, 3/15/13                      $    451,875
 1,500,000                  B+/B2         Crown Cork and Seal Co., Inc., 7.375%, 12/15/26 (b)           1,275,000
                                                                                                     ------------
                                                                                                     $  1,726,875
                                                                                                     ------------
                                          Paper Packaging - 1.4%
   240,000                  CCC+/Caa1     Graham Packaging Co., 8.5%, 10/15/12                       $    231,600
   870,000                  CCC+/Caa1     Graham Packaging Co., 9.875%, 10/15/14                          809,100
   515,000                  B-/B3         Graphic Packaging Co., 9.5%, 8/15/13                            491,825
                                                                                                     ------------
                                                                                                     $  1,532,525
                                                                                                     ------------
                                          Paper Products - 0.4%
   260,000                  B/B2          Cellu Tissue Holdings, Inc., 11.5%, 6/1/14                 $    255,450
   260,000                  B-/B3         Exopack Holding Corp., 11.25%, 2/1/14                           214,500
                                                                                                     ------------
                                                                                                     $    469,950
                                                                                                     ------------
                                          Specialty Chemicals - 1.9%
   485,000                  D/C           Arco Chemical Co., 9.8%, 2/1/20 (b)                        $    152,775
 1,475,000                  D/C           Millenium America, Inc., 7.625%, 11/15/26 (b)                   103,250
 2,500,000                  CCC+/B3       Nova Chemicals Corp., 7.875%, 9/15/25                         1,900,000
                                                                                                     ------------
                                                                                                     $  2,156,025
                                                                                                     ------------
                                          Steel - 0.5%
   930,000                  CCC+/Caa2     Algoma Acquisition Corp., 9.875%, 6/15/15 (144A)           $    520,800
                                                                                                     ------------
                                          Total Materials                                            $ 10,151,294
                                                                                                     ------------
                                          Capital Goods - 10.2%
                                          Aerospace & Defense - 2.5%
   480,000                  B-/B3         Aeroflex, Inc., 11.75%, 2/15/15                            $    360,000
   695,000                  BB+/Ba3       BE Aerospace, Inc., 8.5%, 7/1/18 (b)                            655,038
   245,000                  BB+/Ba2       Bombardier, Inc., 8.0%, 11/15/14 (144A)                         230,606
   240,000                  BB/Ba3        DigitalGlobeM, Inc., 10.5%, 5/1/14                              248,400
 1,370,000                  B+/B1         Esterline Technology Corp., 7.75%, 6/15/13                    1,328,900
                                                                                                     ------------
                                                                                                     $  2,822,944
                                                                                                     ------------
                                          Construction & Engineering - 0.4%
   570,000                  B/B2          Esco Corp., 8.625%, 12/15/13 (144A)                        $    493,050
                                                                                                     ------------
                                          Construction & Farm Machinery & Heavy Trucks - 0.7%
   250,000                  BB-/B3        American Railcar Industries, Inc., 7.5%, 3/1/14            $    218,125
 1,025,000                  CCC/Caa1      Greenbrier Co., Inc., 8.375%, 5/15/15                           574,000
                                                                                                     ------------
                                                                                                     $    792,125
                                                                                                     ------------

  The accompanying notes are an integral part of these financial statements.  13

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/09 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

                            S&P/
 Principal     Floating     Moody's
Amount ($)     Rate (d)     Ratings                                                                            Value
                                          Electrical Component & Equipment - 2.5%
 1,600,000                  BB+/Ba2       Anixter International Corp., 5.95%, 3/1/15                    $  1,320,000
 1,040,000                  B/B3          Baldor Electric Co., 8.625%, 2/15/17                               962,000
   260,000                  B+/Ba2        Belden CDT, Inc., 7.0%, 3/15/17                                    230,100
   335,000                  B+/B1         General Cable Corp., 7.125%, 4/1/17 (b)                            304,013
                                                                                                        ------------
                                                                                                        $  2,816,113
                                                                                                        ------------
                                          Industrial Conglomerates - 0.2%
   200,000                  B+/B2         Kansas City Southern, 8.0%, 6/1/15                            $    187,000
                                                                                                        ------------
                                          Industrial Machinery - 1.5%
 1,000,000                  BB/B1         Gardner Denver, Inc., 8.0%, 5/1/13 (144A)                     $    950,000
 1,000,000                  CCC+/Caa1     Mueller Water Products, Inc., 7.375%, 6/1/17                       737,500
                                                                                                        ------------
                                                                                                        $  1,687,500
                                                                                                        ------------
                                          Trading Companies & Distributors - 2.4%
   300,000                  BB-/Ba2       Ace Hardware Corp., 9.125%, 6/1/16 (144A)                     $    294,750
 3,320,000                  B/B1          Wesco Distribution, Inc., 7.5%, 10/15/17                         2,456,800
                                                                                                        ------------
                                                                                                        $  2,751,550
                                                                                                        ------------
                                          Total Capital Goods                                           $ 11,550,282
                                                                                                        ------------
                                          Commercial Services & Supplies - 0.1%
                                          Commercial Printing - 0.1%
   180,000                  B/B2          Sheridan Acquisition Corp., 10.25%, 8/15/11                   $    108,000
                                                                                                        ------------
                                          Environmental & Facilities Services - 0.0%
   100,000     8.22         NR/NR         Ohio Air Quality Development, Floating Rate Note, 6/8/22      $     10,000
                                                                                                        ------------
                                          Total Commercial Services & Supplies                          $    118,000
                                                                                                        ------------
                                          Transportation - 0.5%
                                          Railroads - 0.5%
   570,000                  B+/B2         TFM SA De CV, 9.375%, 5/1/12                                  $    541,500
                                                                                                        ------------
                                          Total Transportation                                          $    541,500
                                                                                                        ------------
                                          Automobiles & Components - 1.3%
                                          Auto Parts & Equipment - 1.1%
   120,000                  CCC+/Caa2     Allison Transmission, Inc., 11.0%, 11/1/15 (144A) (b)         $     94,800
   575,000                  CCC+/Caa2     Allison Transmission, Inc., 11.25%, 11/1/15 (144A)                 402,500
   260,000                  D/Ca          Cooper Standard Automotive, Inc., 7.0%, 12/15/12                    50,700
   935,000                  D/C           Lear Corp., 8.75%, 12/1/16                                         245,438
   185,000                  CCC/Caa2      Tenneco Automotive, Inc., 8.625%, 11/15/14                         133,200
   500,000                  CCC+/Caa2     TRW Automotive, Inc., 7.25%, 3/15/17 (b)                           345,000
                                                                                                        ------------
                                                                                                        $  1,271,638
                                                                                                        ------------
                                          Tires & Rubber - 0.2%
   210,000                  B+/B1         Goodyear Tire & Rubber Co., 10.5%, 5/15/16                    $    212,100
                                                                                                        ------------
                                          Total Automobiles & Components                                $  1,483,738
                                                                                                        ------------
                                          Consumer Durables & Apparel - 1.2%
                                          Homebuilding - 0.4%
   560,000                  B+/B1         Meritage Homes Corp., 6.25%, 3/15/15                          $    439,600
                                                                                                        ------------
                                          Housewares & Specialties - 0.8%
 1,250,000                  CCC+/Caa1     Yankee Acquisition Corp., 9.75%, 2/15/17 (b)                  $    975,000
                                                                                                        ------------
                                          Total Consumer Durables & Apparel                             $  1,414,600
                                                                                                        ------------

14  The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            S&P/
 Principal     Floating     Moody's
Amount ($)     Rate (d)     Ratings                                                                                   Value
                                          Consumer Services - 1.3%
                                          Casinos & Gaming - 1.3%
   280,000                  B/B3          Firekeepers Development Authority, 13.875%, 5/1/15 (144A)            $    258,300
 1,335,000                  B+/B3         Mashantucket Pequot Tribe, 8.5%, 11/15/15 (144A)                          667,500
   430,000                  BB-/Ba3       Scientific Games Corp., 6.25%, 12/15/12 (b)                               410,113
   115,000                  BB-/Ba3       Scientific Games International, Inc., 9.25%, 6/15/19 (144A) (b)           115,000
                                                                                                               ------------
                                                                                                               $  1,450,913
                                                                                                               ------------
                                          Total Consumer Services                                              $  1,450,913
                                                                                                               ------------
                                          Media - 3.6%
                                          Advertising - 0.9%
   970,000                  B+/Ba3        Interpublic Group of Companies, Inc., 10.0%, 7/15/17                 $    977,275
                                                                                                               ------------
                                          Broadcasting - 2.7%
   590,000                  B/B1          Hughes Network Systems LLC, 9.5%, 4/15/14                            $    575,250
   190,000                  B/B1          Hughes Network Systems LLC, 9.5%, 4/15/14                                 185,250
   650,000                  CCC+/Caa2     Intelsat Bermuda, Ltd., 11.5%, 2/4/17 (144A) (b)                          507,000
   550,000                  BB-/B3        Intelsat Subsidiary Holding Co., 8.5%, 1/15/13                            528,000
   160,000                  B-/Caa1       Telesat Canada, 11.0%, 11/1/15                                            164,000
   575,000                  B-/Caa1       Telesat Canada, 12.5%, 11/1/17                                            566,375
   990,000                  CCC/Caa2      Univision Communications, 9.75%, 3/15/15 (144A) PIK (b)                   576,675
                                                                                                               ------------
                                                                                                               $  3,102,550
                                                                                                               ------------
                                          Total Media                                                          $  4,079,825
                                                                                                               ------------
                                          Retailing - 2.0%
                                          Apparel Retail - 0.4%
   520,000                  B/B3          Brown Shoe Co., Inc., 8.75%, 5/1/12                                  $    473,200
                                                                                                               ------------
                                          Automotive Retail - 0.4%
   675,000                  CCC-/Caa3     Sonic Automotive, Inc., 8.625%, 8/15/13                              $    472,500
                                                                                                               ------------
                                          Internet Retail - 0.9%
   435,000                  BB/Ba2        Expedia, Inc., 8.5%, 7/1/16 (144A)                                   $    417,600
   600,000                  BB-/Ba3       Ticketmaster Entertainment, Inc., 10.75%, 7/28/16                         534,000
                                                                                                               ------------
                                                                                                               $    951,600
                                                                                                               ------------
                                          Specialty Stores - 0.3%
   340,000                  B-/Caa1       Sally Holdings LLC, 10.5%, 11/15/16 (b)                              $    336,600
                                                                                                               ------------
                                          Total Retailing                                                      $  2,233,900
                                                                                                               ------------
                                          Food, Beverage & Tobacco - 1.2%
                                          Tobacco - 1.2%
 1,175,000                  B+/B2         Alliance One International, Inc., 10.0%, 7/15/16                     $  1,113,305
   290,000                  B+/B2         Alliance One International, Inc., 8.5%, 5/15/12                           286,375
                                                                                                               ------------
                                                                                                               $  1,399,680
                                                                                                               ------------
                                          Total Food, Beverage & Tobacco                                       $  1,399,680
                                                                                                               ------------

  The accompanying notes are an integral part of these financial statements.  15

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/09 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

                            S&P/
 Principal     Floating     Moody's
Amount ($)     Rate (d)     Ratings                                                                              Value
                                          Health Care Equipment & Services - 4.0%
                                          Health Care Facilities - 1.4%
   200,000                  B-/Caa1       HCA, Inc., 6.25%, 2/15/13                                       $    175,000
   375,000                  BB/Ba3        HCA, Inc., 8.5%, 4/15/19                                             367,500
   515,418                  BB-/B2        HCA, Inc., 9.625%, 11/15/16                                          510,264
    85,000                  BB-/B2        HCA, Inc., 9.875%, 2/15/17                                            85,850
   210,000                  B-/B3         Psychiatric Solutions, Inc., 7.75%, 7/15/15                          192,150
   340,000                  B-/B3         Psychiatric Solutions, Inc., 7.75%, 7/15/15                          311,100
                                                                                                          ------------
                                                                                                          $  1,641,864
                                                                                                          ------------
                                          Health Care Services - 1.1%
   670,000                  CCC+/Caa1     Surgical Care Affiliates, Inc., 10.0%, 7/15/17 (144A)           $    465,650
   540,000                  B-/B3         Surgical Care Affiliates, Inc., 8.875%, 7/15/15 (144A) PIK           415,800
   350,000                  B/Ba3         US Oncology, Inc., 9.125%, 8/15/17                                   347,375
                                                                                                          ------------
                                                                                                          $  1,228,825
                                                                                                          ------------
                                          Health Care Supplies - 1.5%
   555,000                  B/Caa1        Bausch & Lomb, Inc., 9.875%, 11/1/15                            $    530,025
   915,000                  B-/B3         Biomet, Inc., 10.375%, 10/15/17                                      885,263
   255,000                  B-/B3         Inverness Medical Innovation, Inc., 9.0%, 5/15/16                    246,713
                                                                                                          ------------
                                                                                                          $  1,662,001
                                                                                                          ------------
                                          Total Health Care Equipment & Services                          $  4,532,690
                                                                                                          ------------
                                          Pharmaceuticals & Biotechnology - 0.4%
                                          Pharmaceuticals - 0.4%
   400,000                  B+/Ba3        Valeant Pharmaceuticals, 8.375%, 6/15/16                        $    397,000
                                                                                                          ------------
                                          Total Pharmaceuticals & Biotechnology                           $    397,000
                                                                                                          ------------
                                          Diversified Financials - 1.6%
                                          Asset Management & Custody Banks - 0.5%
   235,000                  BB+/Baa3      Janus Capital Group, Inc., 6.5%, 6/15/12                        $    217,072
   405,000                  BB+/Baa3      Janus Capital Group, Inc., 6.7%, 6/15/17                             353,678
                                                                                                          ------------
                                                                                                          $    570,750
                                                                                                          ------------
                                          Specialized Finance - 1.1%
 1,910,000     7.68         CCC+/B3       NCO Group, Inc., Floating Rate Note, 11/15/13                   $  1,231,950
                                                                                                          ------------
                                          Total Diversified Financials                                    $  1,802,700
                                                                                                          ------------
                                          Insurance - 3.3%
                                          Insurance Brokers - 1.9%
   630,000                  CCC/Caa1      Alliant Holdings, Inc., 11.0%, 5/1/15 (144A)                    $    529,984
   790,000                  CCC+/Caa1     Hub International Holdings, Ltd., 10.25%, 6/15/15 (144A)             581,634
   350,000                  BB+/B1        Leucadia National Corp., 7.125%, 3/15/17 (144A)                      284,375
   785,000                  BB+/B1        Leucadia National Corp., 8.125%, 9/15/15                             710,425
                                                                                                          ------------
                                                                                                          $  2,106,418
                                                                                                          ------------
                                          Multi-Line Insurance - 0.4%
   775,000     7.00         BB/Baa3       Liberty Mutual Group, 7.0%, 3/15/37 (144A)                      $    471,898
                                                                                                          ------------
                                          Property & Casualty Insurance - 0.1%
   125,000                  BBB-/Baa3     Hanover Insurance Group, Inc., 7.625%, 10/15/25                 $    105,000
                                                                                                          ------------

16  The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            S&P/
 Principal     Floating     Moody's
Amount ($)     Rate (d)     Ratings                                                                                Value
                                          Reinsurance - 0.9%
   400,000      9.56        BB+/NR        Foundation Re II, Ltd., Floating Rate Note, 11/26/10              $    373,360
   455,000     14.00        BB/Caa3       MBIA Insurance Corp., Floating Rate Note, 1/15/33 (144A) (b)           172,900
   250,000      9.40        BB/NA         Residential Re, Floating Rate Note, 6/6/11                             229,200
   250,000     19.42        NA/NA         Successor II, Ltd., Floating Rate Note, 4/6/10                         232,725
                                                                                                            ------------
                                                                                                            $  1,008,185
                                                                                                            ------------
                                          Total Insurance                                                   $  3,691,501
                                                                                                            ------------
                                          Real Estate - 1.8%
                                          Real Estate Operating Companies - 1.8%
   410,000                  B+/B1         Forest City Enterprises, Inc., 6.5%, 2/1/17                       $    225,500
 2,935,000                  B+/B1         Forest City Enterprises, Inc., 7.625%, 6/1/15                        1,849,050
                                                                                                            ------------
                                                                                                            $  2,074,550
                                                                                                            ------------
                                          Total Real Estate                                                 $  2,074,550
                                                                                                            ------------
                                          Software & Services - 3.4%
                                          Application Software - 0.8%
 1,150,000                  B-/Caa1       Vangent, Inc., 9.625%, 2/15/15                                    $    954,500
                                                                                                            ------------
                                          Data Processing & Outsourced Services - 0.9%
 1,430,000                  B-/Caa1       First Data Corp., 9.875%, 9/24/15 (144A)                          $  1,015,300
                                                                                                            ------------
                                          Internet Software & Services - 0.7%
   835,000                  B-/B2         Terremark Worldwide, Inc., 12.0%, 6/15/17                         $    801,600
                                                                                                            ------------
                                          IT Consulting & Other Services - 0.8%
   450,000                  CCC+/Caa1     Activant Solutions, Inc., 9.5%, 5/1/16                            $    347,625
   635,000                  B/Caa1        Sungard Data Systems, Inc., 9.125%, 8/15/13                            600,075
                                                                                                            ------------
                                                                                                            $    947,700
                                                                                                            ------------
                                          Systems Software - 0.2%
   500,000                  NR/WR         Pegasus Solutions, Inc., 10.5%, 4/15/15                           $    170,625
                                                                                                            ------------
                                          Total Software & Services                                         $  3,889,725
                                                                                                            ------------
                                          Technology Hardware & Equipment - 0.8%
                                          Computer Storage & Peripherals - 0.2%
   250,000                  BB+/Ba1       Seagate Technology International, 10.0%, 5/1/14                   $    257,813
                                                                                                            ------------
                                          Electronic Equipment & Instruments - 0.6%
   685,000                  B-/B3         Itron, Inc., 7.75%, 5/15/12                                       $    694,419
                                                                                                            ------------
                                          Total Technology Hardware & Equipment                             $    952,232
                                                                                                            ------------
                                          Telecommunication Services - 2.5%
                                          Integrated Telecommunication Services - 2.1%
   600,000                  BB/Ba2        Frontier Communications Corp., 8.25%, 5/1/14                      $    570,000
   255,000                  B/B3          GCI, Inc., 7.25%, 2/15/14                                              232,688
   450,000                  B+/B1         Mastec, Inc., 7.625%, 2/1/17                                           389,813
   415,000                  CCC+/Caa1     Paetec Holdings, 9.5%, 7/15/15                                         360,013
   400,000                  BBB-/Ba1      Qwest Corp., 8.375%, 5/1/16                                            386,000
   400,000                  BB/Ba3        Windstream Corp., 8.625%, 8/1/16                                       383,000
                                                                                                            ------------
                                                                                                            $  2,321,514
                                                                                                            ------------

  The accompanying notes are an integral part of these financial statements.  17

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/09 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

                            S&P/
 Principal     Floating     Moody's
Amount ($)     Rate (d)     Ratings                                                                              Value
                                         Wireless Telecommunication Services - 0.4%
   330,000                  B-/B3        Cricket Communications, Inc., 9.375%, 11/1/14                    $    325,050
   160,000                  B/B3         Metropcs Wireless, Inc., 9.25%, 11/1/14 (b)                           158,400
                                                                                                          ------------
                                                                                                          $    483,450
                                                                                                          ------------
                                         Total Telecommunication Services                                 $  2,804,964
                                                                                                          ------------
                                         Utilities - 2.2%
                                         Electric Utilities - 0.8%
 1,490,000                  CCC/Caa1     TXU Energy Co., 10.25%, 11/1/15 (b)                              $    927,525
                                                                                                          ------------
                                         Independent Power Producer & Energy Traders - 1.3%
   800,000                  BB-/Ba3      Intergen NV, 9.0%, 6/30/17                                       $    758,000
   750,000                  BB-/B1       NRG Energy, Inc., 7.375%, 1/15/17                                     706,875
                                                                                                          ------------
                                                                                                          $  1,464,875
                                                                                                          ------------
                                         Multi-Utilities - 0.1%
   200,000                  BB-/Ba2      Public Service of New Mexico, 9.25%, 5/15/15                     $    185,250
                                                                                                          ------------
                                         Total Utilities                                                  $  2,577,650
                                                                                                          ------------
                                         TOTAL CORPORATE BONDS
                                         (Cost $79,225,797)                                               $ 67,427,794
                                                                                                          ------------
                                         SENIOR FLOATING RATE LOAN INTERESTS - 1.9%**
                                         Materials - 0.3%
                                         Steel - 0.3%
   524,559         5.50     B/B3         Niagara Corp., Term Loan, 6/29/14                                $    292,442
                                                                                                          ------------
                                         Total Materials                                                  $    292,442
                                                                                                          ------------
                                         Capital Goods - 0.2%
                                         Aerospace & Defense - 0.1%
   217,585         4.10     B+/Ba3       Aeroflex, Inc., Tranche B-1 Term Loan, 8/15/14                   $    176,244
                                                                                                          ------------
                                         Construction & Engineering - 0.1%
   100,000        10.75     BB-/B1       Custom Building Products, Inc., 2nd Lien Term Loan, 4/20/12      $     67,750
                                                                                                          ------------
                                         Total Capital Goods                                              $    243,994
                                                                                                          ------------
                                         Automobiles & Components - 0.2%
                                         Tires & Rubber - 0.2%
   245,000         2.07     BB/Ba1       Goodyear Tire & Rubber Co., 2nd Lien Term Loan, 4/30/14          $    208,819
                                                                                                          ------------
                                         Total Automobiles & Components                                   $    208,819
                                                                                                          ------------
                                         Consumer Services - 0.4%
                                         Casinos & Gaming - 0.4%
   112,237         3.71     BB-/Ba3      Gateway Casinos & Entertainment, Inc., Delayed Draw Term
                                         Loan, 9/30/14                                                    $     71,083
   554,152         3.71     BB-/Ba3      Gateway Casinos & Entertainment, Inc., Term Advance Loan,
                                         9/30/14                                                               350,963
                                                                                                          ------------
                                                                                                          $    422,046
                                                                                                          ------------
                                         Total Consumer Services                                          $    422,046
                                                                                                          ------------
                                         Health Care Equipment & Services - 0.2%
                                         Health Care Supplies - 0.2%
   210,000         4.56     BB/B2        IM US Holdings LLC, Term Loan, 6/26/15                           $    192,806
                                                                                                          ------------
                                         Total Health Care Equipment & Services                           $    192,806
                                                                                                          ------------

18  The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            S&P/
 Principal     Floating     Moody's
Amount ($)     Rate (d)     Ratings                                                                               Value
                                        Technology Hardware & Equipment - 0.0%
                                        Electronic Components - 0.0%
       303      3.38        BB-/Ba1     Flextronics Semiconductor, Inc., A-1-A Delayed Draw Term Loan,
                                        10/1/14                                                            $        251
     1,055      3.04        BB-/Ba1     Flextronics Semiconductor, Inc., A Closing Date Loan, 10/1/14               875
                                                                                                           ------------
                                                                                                           $      1,126
                                                                                                           ------------
                                        Total Technology Hardware & Equipment                              $      1,126
                                                                                                           ------------
                                        Semiconductors - 0.1%
                                        Semiconductor Equipment - 0.1%
   157,056     12.5         BB/NR       Freescale Semiconductor, Inc., New Term Loan, 12/15/14             $    138,602
                                                                                                           ------------
                                        Total Semiconductors                                               $    138,602
                                                                                                           ------------
                                        Telecommunication Services - 0.1%
                                        Wireless Telecommunication Services - 0.1%
   110,000      3.32        BB-/B3      Intelsat Jackson Holdings, Ltd., Term Loan, 2/1/14                 $     91,850
                                                                                                           ------------
                                        Total Telecommunication Services                                   $     91,850
                                                                                                           ------------
                                        Utilities - 0.4%
                                        Independent Power Producer & Energy Traders - 0.4%
   293,090      2.02        BB+/Ba1     NRG Energy, Inc., Term Loan, 2/1/13                                $    276,470
   157,401      0.50        BB+/Ba1     NRG Energy, Inc., Credit-Linked Term Loan, 2/1/13                       148,476
                                                                                                           ------------
                                                                                                           $    424,946
                                                                                                           ------------
                                        Total Utilities                                                    $    424,946
                                                                                                           ------------
                                        TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                        (Cost $2,706,757)                                                  $  2,016,631
                                                                                                           ------------
                                        TEMPORARY CASH INVESTMENTS - 7.8%
                                        Securities Lending Collateral - 7.8% (c)
                                        Certificates of Deposit:
   198,911                              Abbey National Plc, 1.27%, 8/13/09                                 $    198,911
   298,365                              Royal Bank of Canada NY, 1.19%, 8/7/09                                  298,365
   358,040                              Svenska Bank NY, 1.48%, 7/8/09                                          358,040
   397,415                              Cafco, 0.40%, 10/1/09                                                   397,415
   278,259                              Ciesco, 0.40%, 9/1/09                                                   278,259
   298,348                              Fasco, 0.25%, 7/10/09                                                   298,348
   397,459                              Kithaw, 0.40%, 9/21/09                                                  397,459
   397,723                              Merrill Lynch, 0.61%, 8/14/09                                           397,723
   397,822                              CBA, 1.35%, 7/16/09                                                     397,822
   397,822                              Societe Generale, 1.06%, 9/4/09                                         397,822
   397,822                              U.S. Bank NA, 0.76%, 8/24/09                                            397,822
                                                                                                           ------------
                                                                                                           $  3,817,986
                                                                                                           ------------
                                        Commercial Paper:
   397,822                              Monumental Global Funding, Ltd., 1.28%, 8/17/09                         397,822
   198,911                              CME Group, Inc., 1.21%, 8/6/09                                          198,911
   298,477                              GE, 0.47%, 9/18/09                                                      298,477
    80,298                              GE, 0.79%, 10/26/09                                                      80,298
   390,661                              American Honda Finance Corp., 1.27%, 7/14/09                            390,661
   397,822                              HSBC Bank, Inc., 1.31%, 8/14/09                                         397,822
    99,455                              IBM, 0.88%, 9/25/09                                                      99,455
   358,040                              New York Life Global, 0.75%, 9/4/09                                     358,040
                                                                                                           ------------
                                                                                                           $  2,221,486
                                                                                                           ------------

  The accompanying notes are an integral part of these financial statements.  19

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/09 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------


                            S&P/
 Principal     Floating     Moody's
Amount ($)     Rate (d)     Ratings                                                            Value
                                        Tri-party Repurchase Agreements:
 1,113,901                              Deutsche Bank, 0.08%, 7/1/09                    $  1,113,901
 1,326,310                              Barclays Capital Markets, 0.01%, 7/1/09            1,326,310
                                                                                        ------------
                                                                                        $  2,440,211
                                                                                        ------------
   Shares
                                        Money Market Mutual Fund:
   397,822                              JPMorgan U.S. Government Money Market Fund      $    397,822
                                                                                        ------------
                                        Total Securities Lending Collateral             $  8,877,505
                                                                                        ------------
                                        TOTAL TEMPORARY CASH INVESTMENTS
                                        (Cost $8,877,505)                               $  8,877,505
                                                                                        ------------
                                        TOTAL INVESTMENT IN SECURITIES - 98.9%
                                        (Cost $128,871,532)(a)                          $111,990,523
                                                                                        ------------
                                        OTHER ASSETS AND LIABILITIES - 1.1%             $  1,247,136
                                                                                        ------------
                                        TOTAL NET ASSETS - 100.0%                       $113,237,659
                                                                                        ============

*      Non-income producing security.
NR     Not rated by either S&P or Moody's.
WR     Withdrawn rating
PIK    Represents a pay in kind security.
(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2009, the value of these securities amounted to $15,247,198 or 13.5% of total net assets.
** Senior floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.
(a) At June 30, 2009, the net unrealized loss on investments based on cost for federal income tax purposes of $129,006,544 was as follows:

        Aggregate gross unrealized gain for all investments in which there is an excess of value over tax cost   $   5,133,666
        Aggregate gross unrealized loss for all investments in which there is an excess of tax cost over value     (22,149,687)
                                                                                                                 -------------
        Net unrealized loss                                                                                      $ (17,016,021)
                                                                                                                 =============

(b)    At June 30, 2009, the following securities were out on loan:

  Principal
 Amount ($)    Description                                                         Value
    118,000    Allison Transmission, 11.0%, 11/1/15 (144A)                      $ 93,220
    453,000    Arco Chemical Co., 9.8%, 2/1/20                                   142,695
    588,000    BE Aerospace, Inc., 8.5%, 7/1/18                                  554,190
  1,000,000    Crown Cork and Seal Co., Inc., 7.375%, 12/15/26                   850,000
     61,000    General Cable Corp., 7.125%, 4/1/17                                55,358
  2,207,000    Georgia Gulf Corp., 9.5%, 10/15/14                                662,100
    450,000    MBIA Insurance Corp., Floating Rate Note, 1/15/33 (144A)          171,000
    158,000    Metropcs Wireless, Inc., 9.25%, 11/1/14                           156,420
    100,000    Millenium America, Inc., 7.625%, 11/15/26                           7,000
    594,000    Nortel Networks, Inc., 2.125%, 4/15/14                            196,020
    103,000    Petrohawk Energy Corp., 10.5%, 8/1/14 (144A)                      105,369
    336,600    Sally Holdings LLC, 10.5%, 11/15/16                               333,234
    425,000    Scientific Games Corp., 6.25%, 12/15/12                           405,450
    113,000    Scientific Games International, Inc., 9.25%, 6/15/19 (144A)       113,000
    250,000    Intelsat Bermuda, Ltd., 11.5%, 2/4/17 (144A)                      195,000
  1,450,000    TXU Energy Co., 10.25%, 11/1/15                                   902,625
    495,000    TRW Automotive, Inc., 7.25%, 3/15/17                              341,550
    980,000    Univision Communications, Inc., 9.75%, 3/15/15 (144A) PIK         570,850
  1,000,000    Yankee Acquisition Corp., 9.75%, 2/15/17                          780,000

20  The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Shares     Description                                   Value
   55,100     Hercules Offshore, Inc. *                  $  218,747
    7,000     Inverness Medical Innovations, Inc. *         249,060
    4,000     Itron, Inc. *                                 220,280
   30,200     NRG Energy, Inc. *                            783,992
   14,000     Scientific Games Corp. *                      220,780
    7,200     Texas Industries, Inc.                        225,792
                                                         ----------
              Total                                      $8,553,732
                                                         ==========

(c)  Securities lending collateral is managed by Credit Suisse, New York Branch.

(d) Debt obligation with a variable interest rate. Rate shown is rate at end of period. Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2009 aggregated $40,229,256 and $22,271,426, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of June 30, 2009, in valuing the Portfolio's assets:

                                              Level 1         Level 2        Level 3          Total
   Asset Backed Securities                  $        --     $    10,581     $     --      $     10,581
   Collateralized Mortgage Obligations               --         319,500           --           319,500
   Common Stocks                             11,823,494              --           --        11,823,494
   Convertible Corporate Bonds                       --      15,146,117      644,011        15,790,128
   Corporate Bonds                                   --      67,427,794           --        67,427,794
   Convertible Preferred Stocks               3,105,627       2,619,263           --         5,724,890
   Senior Floating Rate Loan Interests               --       2,016,631           --         2,016,631
   Temporary Cash Investments                   397,822       8,479,683           --         8,877,505
                                            -----------     -----------     --------      ------------
   Total                                    $15,326,943     $96,019,569     $644,011      $111,990,523
                                            ===========     ===========     ========      ============

Following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

                                                          Convertible
                                                           Corporate
                                                             Bonds
   Balance as of 12/31/08                                 $      --
   Realized gain (loss)1                                         --
   Change in unrealized appreciation (depreciation)2        (32,389)
   Net purchases (sales)                                    676,400
   Transfers in and out of Level 3                               --
                                                          =========
   Balance as of 6/30/09                                  $ 644,011

1 Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

2 Unrealized appreciation/(depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.

  The accompanying notes are an integral part of these financial statements.  21

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Six Months
                                                              Ended
                                                             6/30/09      Year Ended
                                                           (unaudited)     12/31/08
Class I
Net asset value, beginning of period                         $  6.46       $   11.05
                                                             -------       ---------
Increase (decrease) from investment operations:
 Net investment income                                       $  0.31       $    0.67
 Net realized and unrealized gain (loss) on investments         1.56           (4.36)
                                                             -------       ---------
  Net increase (decrease) from investment operations         $  1.87       $   (3.69)
Distributions to shareowners:
 Net investment income                                         (0.42)          (0.67)
 Net realized gain                                                --           (0.23)
                                                             -------       ---------
  Net increase (decrease) in net asset value                 $  1.45       $   (4.59)
                                                             -------       ---------
Net asset value, end of period                               $  7.91       $    6.46
                                                             =======       =========
Total return*                                                  29.93%         (35.43)%
Ratio of net expenses to average net assets+                    0.83%**         0.83%
Ratio of net investment income to average net assets+           8.74%**         7.00%
Portfolio turnover rate                                           54%**           36%
Net assets, end of period (in thousands)                     $57,786       $  43,923
Ratios with no waiver of fees and assumption of expenses
 by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                   0.83%**         0.83%
 Net investment income                                          8.74%**         7.00%

                                                             Year Ended   Year Ended   Year Ended   Year Ended
                                                              12/31/07     12/31/06     12/31/05     12/31/04
Class I
Net asset value, beginning of period                          $ 11.01      $ 10.88      $ 11.67      $ 11.45
                                                              -------      -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                        $  0.61      $  0.59      $  0.61      $  0.62
 Net realized and unrealized gain (loss) on investments          0.04         0.29        (0.41)        0.27
                                                              -------      -------      -------      -------
  Net increase (decrease) from investment operations          $  0.65      $  0.88      $  0.20      $  0.89
Distributions to shareowners:
 Net investment income                                          (0.60)       (0.60)       (0.61)       (0.62)
 Net realized gain                                              (0.01)       (0.15)       (0.38)       (0.05)
                                                              -------      -------      -------      -------
  Net increase (decrease) in net asset value                  $  0.04      $  0.13      $ (0.79)     $  0.22
                                                              -------      -------      -------      -------
Net asset value, end of period                                $ 11.05      $ 11.01      $ 10.88      $ 11.67
                                                              =======      =======      =======      =======
Total return*                                                    5.95%        8.52%        1.95%        8.03%
Ratio of net expenses to average net assets+                     0.75%        0.74%        0.77%        0.78%
Ratio of net investment income to average net assets+            5.37%        5.51%        5.52%        5.40%
Portfolio turnover rate                                            55%          28%          37%          42%
Net assets, end of period (in thousands)                      $74,308      $65,890      $63,452      $70,890
Ratios with no waiver of fees and assumption of expenses
 by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                    0.75%        0.74%        0.77%        0.78%
 Net investment income                                           5.37%        5.51%        5.52%        5.40%

+    Ratios assuming no reduction for fees paid indirectly.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

22  The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Six Months
                                                              Ended
                                                             6/30/09      Year Ended
                                                           (unaudited)     12/31/08
Class II
Net asset value, beginning of period                         $  6.45       $   11.04
                                                             -------       ---------
Increase (decrease) from investment operations:
 Net investment income                                       $  0.32       $    0.65
 Net realized and unrealized gain (loss) on investments         1.53           (4.36)
                                                             -------       ---------
    Net increase (decrease) from investment
     operations                                              $  1.85       $   (3.71)
Distributions to shareowners:
 Net investment income                                         (0.41)          (0.65)
 Net realized gain                                                --           (0.23)
                                                             -------       ---------
  Net increase (decrease) in net asset value                 $  1.44       $   (4.59)
                                                             -------       ---------
Net asset value, end of period                               $  7.89       $    6.45
                                                             =======       =========
Total return*                                                  29.65%         (35.63)%
Ratio of net expenses to average net assets+                    1.08%**         1.08%
Ratio of net investment income to average net assets+           8.45%**         6.65%
Portfolio turnover rate                                           54%**           36%
Net assets, end of period (in thousands)                     $55,451       $  33,797
Ratios with no waiver of fees and assumption of expenses
 by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                   1.08%**         1.08%
 Net investment income                                          8.45%**         6.65%

                                                             Year Ended   Year Ended   Year Ended   Year Ended
                                                              12/31/07     12/31/06     12/31/05     12/31/04
Class II
Net asset value, beginning of period                          $ 11.01      $ 10.88      $ 11.67      $ 11.46
                                                              -------      -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                        $  0.57      $  0.57      $  0.59      $  0.58
 Net realized and unrealized gain (loss) on investments          0.04         0.28        (0.42)        0.27
                                                              -------      -------      -------      -------
    Net increase (decrease) from investment
     operations                                               $  0.61      $  0.85      $  0.17      $  0.85
Distributions to shareowners:
 Net investment income                                          (0.57)       (0.57)       (0.58)       (0.59)
 Net realized gain                                              (0.01)       (0.15)       (0.38)       (0.05)
                                                              -------      -------      -------      -------
  Net increase (decrease) in net asset value                  $  0.03      $  0.13      $ (0.79)     $  0.21
                                                              -------      -------      -------      -------
Net asset value, end of period                                $ 11.04      $ 11.01      $ 10.88      $ 11.67
                                                              =======      =======      =======      =======
Total return*                                                    5.59%        8.25%        1.70%        7.76%
Ratio of net expenses to average net assets+                     1.00%        0.99%        1.02%        1.03%
Ratio of net investment income to average net assets+            5.12%        5.27%        5.27%        5.12%
Portfolio turnover rate                                            55%          28%          37%          42%
Net assets, end of period (in thousands)                      $57,286      $53,196      $47,169      $51,912
Ratios with no waiver of fees and assumption of expenses
 by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                    1.00%        0.99%        1.02%        1.04%
 Net investment income                                           5.12%        5.27%        5.27%        5.12%

+    Ratios assuming no reduction for fees paid indirectly.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

  The accompanying notes are an integral part of these financial statements.  23

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES 6/30/09 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (including securities loaned of $8,553,732) (cost $128,871,532)     $ 111,990,523
 Cash                                                                                               363,264
 Receivables --
  Investment securities sold                                                                      1,898,561
  Portfolio shares sold                                                                           9,126,066
  Dividends and interest                                                                          1,708,657
 Other                                                                                                1,047
                                                                                              -------------
   Total assets                                                                               $ 125,088,118
                                                                                              -------------
LIABILITIES:
 Payables --
  Investment securities purchased                                                             $   1,598,590
  Portfolio shares repurchased                                                                    1,330,084
  Upon return of securities loaned                                                                8,877,504
 Due to affiliates                                                                                    2,533
 Accrued expenses                                                                                    41,748
                                                                                              -------------
   Total liabilities                                                                          $  11,850,459
                                                                                              -------------
NET ASSETS:
 Paid-in capital                                                                              $ 139,863,110
 Distributions in excess of net investment income                                                (1,406,292)
 Accumulated net realized loss on investments                                                    (8,338,150)
 Net unrealized loss on investments                                                             (16,881,009)
                                                                                              -------------
   Total net assets                                                                           $ 113,237,659
                                                                                              =============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $57,786,296/7,309,998 shares)                                              $        7.91
                                                                                              =============
 Class II (based on $55,451,363/7,025,559 shares)                                             $        7.89
                                                                                              =============

24  The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

For the Six Months Ended 6/30/09

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $48)          $  367,516
 Interest                                                   3,731,631
 Income from securities loaned, net                            25,757
                                                           ----------
   Total investment income                                                 $  4,124,904
                                                                           ------------
EXPENSES:
 Management fees                                           $  280,707
 Transfer agent fees and expenses
  Class I                                                         744
  Class II                                                        744
 Distribution fees
  Class II                                                     47,221
 Administrative reimbursements                                 16,559
 Custodian fees                                                10,199
 Professional fees                                             32,417
 Printing expense                                              11,440
 Fees and expenses of nonaffiliated trustees                    3,771
 Miscellaneous                                                  1,669
                                                           ----------
   Total expenses                                                          $    405,471
                                                                           ------------
   Net expenses                                                            $    405,471
                                                                           ------------
    Net investment income                                                  $  3,719,433
                                                                           ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized loss on investments                                          $ (5,653,031)
                                                                           ------------
 Change in net unrealized gain on investments                              $ 25,509,802
                                                                           ------------
 Net gain on investments                                                   $ 19,856,771
                                                                           ------------
 Net increase in net assets resulting from operations                      $ 23,576,204
                                                                           ============

  The accompanying notes are an integral part of these financial statements.  25

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Six Months Ended 6/30/09 and the Year Ended 12/31/08, respectively

                                                                         Six Months
                                                                            Ended
                                                                           6/30/09           Year Ended
                                                                         (unaudited)          12/31/08
FROM OPERATIONS:
Net investment income                                                  $   3,719,433       $   7,168,025
Net realized loss on investments                                          (5,653,031)         (2,480,020)
Change in net unrealized gain (loss) on investments                       25,509,802         (43,009,841)
                                                                       -------------       -------------
  Net increase (decrease) in net assets resulting from operations      $  23,576,204       $ (38,321,836)
                                                                       -------------       -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.42 and $0.67 per share, respectively)                    $  (2,918,434)      $  (4,396,020)
  Class II ($0.41 and $0.65 per share, respectively)                      (2,222,589)         (2,812,531)
Net realized gain:
  Class I ($0.00 and $0.23 per share, respectively)                               --          (1,485,429)
  Class II ($0.00 and $0.23 per share, respectively)                              --            (959,784)
                                                                       -------------       -------------
    Total distributions to shareowners                                 $  (5,141,023)      $  (9,653,764)
                                                                       -------------       -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                       $  34,185,979       $  52,668,197
Reinvestment of distributions                                              5,141,015           9,653,764
Cost of shares repurchased                                               (22,244,701)        (68,220,539)
                                                                       -------------       -------------
  Net increase (decrease) in net assets resulting from
    Portfolio share transactions                                       $  17,082,293       $  (5,898,578)
                                                                       -------------       -------------
  Net increase (decrease) in net assets                                $  35,517,474       $ (53,874,178)
NET ASSETS:
Beginning of period                                                       77,720,185         131,594,363
                                                                       -------------       -------------
End of period                                                          $ 113,237,659       $  77,720,185
                                                                       =============       =============
Undistributed (distributions in excess of) net investment income       $  (1,406,292)      $      15,298
                                                                       =============       =============

                                     '09 Shares       '09 Amount
                                     (unaudited)      (unaudited)        '08 Shares        '08 Amount
Class I
Shares sold                           1,436,272      $   9,970,082        1,693,376      $  15,209,637
Reinvestment of distributions           417,023          2,918,427          651,001          5,881,449
Less shares repurchased              (1,341,986)        (9,431,319)      (2,271,010)       (21,593,341)
                                     ----------      -------------       ----------      -------------
  Net increase (decrease)               511,309      $   3,457,190           73,367      $    (502,255)
                                     ==========      =============       ==========      =============
CLASS II
Shares sold                           3,411,106      $  24,215,897        4,187,123      $  37,458,560
Reinvestment of distributions           317,692          2,222,588          412,132          3,772,315
Less shares repurchased              (1,939,746)       (12,813,382)      (4,549,704)       (46,627,198)
                                     ----------      -------------       ----------      -------------
  Net increase (decrease)             1,789,052      $  13,625,103           49,551      $  (5,396,323)
                                     ==========      =============       ==========      =============

26  The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/09 (UNAUDITED)
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

Pioneer High Yield VCT Portfolio (The Portfolio) is one of the 13 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to maximize total return through a combination of income and capital appreciation.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distributions fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. In addition, the Portfolio may have concentrations in certain asset types, which may subject the Portfolio to additional risks. The Portfolio's prospectuses contain unaudited information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's principal risks.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market prices and/or quotations are not readily available are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Portfolio may also use fair value methods to value a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At June 30, 2009, one security was fair valued, which represents 0.57% of net assets. Temporary cash investments are valued at cost, which approximates market value.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/amortized for financial reporting purposes.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

     The Portfolio invests in below investment grade (high yield) debt securities, preferred and common stocks. These high yield securities may be convertible into equity securities of the issuer. Debt securities rated

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/09 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

     below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during years of economic uncertainty or change, than higher rated debt securities.

B.   Foreign Currency Translation

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts

     The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. At June 30, 2009, the Portfolio had no open forward contracts.

D.   Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

     In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2008, no such taxes were paid.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     At December 31, 2008, the Portfolio had a net capital loss carryforward of $2,341,302, which will expire in 2016 if not utilized.

     The Portfolio has elected to defer approximately $312,405 of capital losses recognized between November 1, 2008 and December 31, 2008 to its fiscal year ending December 31, 2009.

     The tax character of current year distributions paid will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2008 and the components of distributable earnings on a federal income tax basis at December 31, 2008, were as follows:

-----------------------------------------------
                                       2008
-----------------------------------------------
  Distributions paid from:
  Ordinary income                 $  8,520,858
  Long-term capital gain             1,132,906
                                  ------------
    Total distributions           $  9,653,764
                                  ============
  Distributable Earnings:
  Undistributed ordinary income   $    118,898
  Capital loss carryforward         (2,341,302)
  Post-October loss deferred          (312,405)
  Unrealized depreciation          (42,525,823)
                                  ------------
    Total                         $(45,060,632)
                                  ============
-----------------------------------------------

     The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, Real Estate Investment Trust (REIT) holdings, interest accruals on preferred stocks, adjustments relating to catastrophe bonds, and interest on defaulted bonds.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

E.   Portfolio Shares

     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $107,072 in underwriting commissions on the sale of Trust shares for the six months ended June 30, 2009. Distribution fees for Class II are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

     Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. The Portfolio declares as daily dividends substantially all of its respective net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that Class I and Class II shares can bear different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.   Securities Lending

     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary cash investments. Credit Suisse, New York Branch, as the Portfolio's securities lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends and interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio will be required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

G.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be at least equal to or in excess of the value of the repurchase agreement. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,985 in management fees, administrative costs and certain others fees payable to PIM at June 30, 2009.

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $233 in transfer agent fees payable to PIMSS at June 30, 2009.

4.   Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/09 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

the Statement of Assets and Liabilities is $315 in distribution fees payable to PFD at June 30, 2009.

5.   Subsequent Events

In preparing these financial statements, the Adviser has evaluated the impact of all subsequent events and transactions for potential recognition or disclosure through August 12, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

[LOGO]PIONEER
      Investments(R)

Pioneer High Yield VCT Portfolio

Officers                                          Trustees
John F. Cogan, Jr., President                     John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President     David R. Bock
Mark E. Bradley, Treasurer                        Mary K. Bush
Dorothy E. Bourassa, Secretary                    Benjamin M. Friedman
                                                  Margaret B.W. Graham
                                                  Daniel K. Kingsbury
                                                  Thomas J. Perna
                                                  Marguerite A. Piret
                                                  Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

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                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

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--------------------------------------------------------------------------------

                           This page for your notes.

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                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO]PIONEER
      Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                                   19622-03-0809


                                                           [LOGO] PIONEER
                                                                  Investments(R)



                                                PIONEER VARIABLE CONTRACTS TRUST

                        Pioneer Ibbotson Asset Allocation Series VCT Portfolios*




                                                               SEMIANNUAL REPORT
                                                                   June 30, 2009




* On April 24, 2009, Pioneer Ibbotson Aggressive Asset Allocation VCT Portfolio was liquidated.

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------


Pioneer Ibbotson Asset Allocation Series VCT Portfolios
  Moderate Allocation Portfolio -- Portfolio and
    Performance Update                                                         2
  Growth Allocation Portfolio -- Portfolio and
    Performance Update                                                         3
  Comparing Ongoing Portfolio Expenses                                         4
  Market Overview and Strategy                                                 6
  Portfolio Reviews                                                            8
  Schedule of Investments                                                      9
  Financial Statements                                                        11
  Notes to Financial Statements                                               19
  Trustees, Officers and Service Providers                                    23

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Moderate Allocation VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/09
--------------------------------------------------------------------------------

Target Asset Allocations

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Equity                                  60%
Fixed-Income                            40%

Actual Asset Allocations
--------------------------------------------------------------------------------
Large Cap Growth Stocks                                              15.5%
--------------------------------------------------------------------------------
Large Cap Value Stocks                                               15.5
--------------------------------------------------------------------------------
Mid/Small Cap Growth Stocks                                           6.0
--------------------------------------------------------------------------------
Mid/Small Cap Value Stocks                                            6.0
--------------------------------------------------------------------------------
International Stocks                                                 12.0
--------------------------------------------------------------------------------
Emerging Markets                                                      2.0
--------------------------------------------------------------------------------
Real Estate (REITs)                                                   3.0
--------------------------------------------------------------------------------
High Yield Bonds                                                      8.0
--------------------------------------------------------------------------------
Bonds                                                                 9.0
--------------------------------------------------------------------------------
Short Term Bonds                                                     17.0
--------------------------------------------------------------------------------
Cash Equivalents                                                      6.0
--------------------------------------------------------------------------------

Ten Largest Holdings (Based on total portfolio)
--------------------------------------------------------------------------------
   1.     Pioneer Bond                                                  15.02%
--------------------------------------------------------------------------------
   2.     Pioneer Short Term Income                                      9.69
--------------------------------------------------------------------------------
   3.     Pioneer Fund                                                   6.70
--------------------------------------------------------------------------------
   4.     Pioneer Global High Yield                                      5.77
--------------------------------------------------------------------------------
   5.     Pioneer High Yield                                             4.53
--------------------------------------------------------------------------------
   6.     Pioneer Research                                               3.96
--------------------------------------------------------------------------------
   7.     AIM Global Small & Mid Cap Growth                              3.94
--------------------------------------------------------------------------------
   8.     Pioneer Cullen Value                                           3.82
--------------------------------------------------------------------------------
   9.     AIM International Growth                                       3.48
--------------------------------------------------------------------------------
  10.     Pioneer Mid-Cap Value                                          3.32

This list excludes temporary cash and derivative instruments. Portfolio holdings will vary for other periods.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/09
--------------------------------------------------------------------------------

Prices and Distributions

                             6/30/09     12/31/08
Net Asset Value per Share
Class I                      $ 8.07      $ 7.61
Class II                     $ 8.08      $ 7.59

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/09 - 6/30/09)          Income         Capital Gains     Capital Gains
Class I                     $ 0.3108       $  -              $  -
Class II                    $ 0.2857       $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Ibbotson Moderate Allocation VCT Portfolio at net asset value, compared to that of the Standard & Poor's 500 Index and Barclays Capital Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

          Pioneer Ibbotson      Pioneer Ibbotson
        Moderate Allocation   Moderate Allocation        Barclays
           VCT Portfolio         VCT Portfolio       Capital Aggregate     S&P 500
              Class I               Class II            Bond Index          Index
3/05          10000                  10000                10000            10000
6/05          10111                  10111                10301            10137
6/06          10912                  10912                10218            11011
6/07          12542                  12521                10843            13276
6/08          11713                  11661                11616            11535
6/09           9549                   9509                12318             8514

The Barclays Capital Aggregate Bond Index is a measure of the U.S. bond market. The Standard & Poor's 500 Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2009)

                     Class I       Class II
Life-of-Class*
(3/18/05)             -1.19%        -1.28%
1 Year               -18.47        -18.46

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

* Inception date of the Portfolio's Class II shares. Class I shares commenced operations on 12/15/06.

The performance of Class I shares for the period prior to commencement of operations of Class I shares is based on the performance of the Portfolio's Class II shares.


Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Growth Allocation VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/09
--------------------------------------------------------------------------------

Target Asset Allocations

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Equity                                  75%
Fixed-Income                            25%


Actual Asset Allocation

Large Cap Growth Stocks                                              16.5%
--------------------------------------------------------------------------------
Large Cap Value Stocks                                               17.5
--------------------------------------------------------------------------------
Mid/Small Cap Growth Stocks                                           8.5
--------------------------------------------------------------------------------
Mid/Small Cap Value Stocks                                            8.5
--------------------------------------------------------------------------------
International Stocks                                                 16.0
--------------------------------------------------------------------------------
Emerging Markets                                                      4.0
--------------------------------------------------------------------------------
Real Estate (REITs)                                                   4.0
--------------------------------------------------------------------------------
High Yield Bonds                                                      5.0
--------------------------------------------------------------------------------
Bonds                                                                 7.5
--------------------------------------------------------------------------------
Short Term Bonds                                                     12.5
--------------------------------------------------------------------------------


Ten Largest Holdings (Based on total portfolio)

   1.     Pioneer Bond                                                10.45%
--------------------------------------------------------------------------------
   2.     Pioneer Fund                                                 7.10
--------------------------------------------------------------------------------
   3.     Pioneer Mid-Cap Value                                        4.95
--------------------------------------------------------------------------------
   4.     AIM Global Small & Mid Cap Growth                            4.84
--------------------------------------------------------------------------------
   5.     Pioneer Cullen Value                                         4.76
--------------------------------------------------------------------------------
   6.     Pioneer Emerging Markets                                     4.64
--------------------------------------------------------------------------------
   7.     Pioneer Research                                             4.17
--------------------------------------------------------------------------------
   8.     Pioneer Small Cap Value                                      4.01
--------------------------------------------------------------------------------
   9.     Pioneer Short Term Income Fund                               3.93
--------------------------------------------------------------------------------
  10.     Pioneer Global Equity                                        3.91


This list excludes temporary cash and derivative instruments. Portfolio holdings will vary for other periods.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/09
--------------------------------------------------------------------------------

Prices and Distributions

                                         6/30/09     12/31/08
Net Asset Value per Share (Class II)     $ 7.88      $ 7.38


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/09 - 6/30/09)          Income         Capital Gains     Capital Gains
Class II                    $ 0.2046       $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Pioneer Ibbotson Growth Allocation VCT Portfolio at net asset value, compared to that of the Standard & Poor's 500 Index and Barclays Capital Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                  Pioneer Ibbotson              Barclays
                Aggressive Allocation       Capital Aggregate       S&P 500
                   VCT Portfolio               Bond Index            Index
3/05                   10000                     10000              10000
6/05                   10161                     10301              10137
6/06                   11180                     10218              11011
6/07                   13085                     10843              13276
6/08                   11905                     11616              11535
6/09                    9229                     12318               8514





The Barclays Capital Aggregate Bond Index is a measure of the U.S. bond market. The Standard & Poor's 500 Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2009)

Net Asset Value     Class II
Life-of-Class
(3/18/05)             -2.06%
1 Year               -22.48

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Moderate Allocation VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Moderate Allocation VCT Portfolio

Based on actual returns from January 1, 2009 through June 30, 2009.

Share Class                                         I               II
----------------------------------------------------------------------------
       Beginning Account Value on 1/1/09       $ 1,000.00       $ 1,000.00
       Ending Account Value on 6/30/09         $ 1,101.30       $ 1,102.30
       Expenses Paid During the Period*        $     5.16       $     6.41

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 0.99% for Class I Shares and 1.23% for Class II Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Moderate Allocation VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2009 through June 30, 2009.

Share Class                                         I               II
----------------------------------------------------------------------------
       Beginning Account Value on 1/1/09       $ 1,000.00       $ 1,000.00
       Ending Account Value on 6/30/09         $ 1,019.89       $ 1,018.70
       Expenses Paid During the Period*        $     4.96       $     6.16

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 0.99% for Class I Shares and 1.23% for Class II Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Growth Allocation VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Growth Allocation VCT Portfolio

Based on actual returns from January 1, 2009 through June 30, 2009.

Share Class                                        II
-----------------------------------------------------------
       Beginning Account Value on 1/1/09       $ 1,000.00
       Ending Account Value on 6/30/09         $ 1,095.50
       Expenses Paid During Period*            $     6.55

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.26% for Class II Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Growth Allocation VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2009 through June 30, 2009.

Share Class                                        II
-----------------------------------------------------------
       Beginning Account Value on 1/1/09       $ 1,000.00
       Ending Account Value on 6/30/09         $ 1,018.55
       Expenses Paid During Period*            $     6.31

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.26% for Class II Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
MARKET OVERVIEW AND STRATEGY 6/30/09

A Word About Risk:

A Portfolio's performance depends on the adviser's skill in determining the strategic asset class allocations, the mix of underlying Pioneer funds, and the performance of those underlying funds. The underlying funds' performance may be lower than the performance of the asset class that they were selected to represent. Stocks and bonds can decline due to adverse issuer, market, regulatory, or economic developments. These risk factors, including those associated with currency exchange rates, also apply to investments in international markets, all of which make international markets more volatile and less liquid than investments in domestic markets. Some of the underlying portfolios can invest in either high-yield securities or small/emerging growth companies. Investments in these types of securities generally are subject to greater volatility than either higher-grade securities or more-established companies, respectively. Before making an investment in a Portfolio, you should consider all the risks associated with it.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for each Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all Portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, portfolio manager Dr. Peng Chen, President, Ibbotson Associates Advisors, LLC, the Portfolios' sub-adviser, discusses the market environment and investment strategies that applied to the Portfolios in the Pioneer Ibbotson Asset Allocation Series VCT Portfolios for the semi-annual period ended June 30, 2009.

Q. Could you characterize the economic and market backdrop during the six months ended June 30, 2009?

A. As we entered 2009, the flight-to-quality driven by the financial crisis continued unabated, resulting in riskier assets selling off and investors piling into safe assets such as the U.S. dollar and U.S. Treasury bills. This was reflected in dismal returns for equities in January and February 2009. Beginning in March, market participants began to believe that the unprecedented efforts of global governments to end the financial crisis were gaining traction, and that the worst case scenarios had been averted. The result was an explosive rally which continued through most of the second quarter. All of the major asset classes were up during the second quarter, with many risky asset classes posting returns greater than 20 percent. In addition to the appearance of financial market stability, we attribute a large portion of these gains to the market's favorable response to what has been characterized as "less bad" news, rather than an actual improvement in economic conditions.

   For the full six months ended June 30, 2009, the U.S. equity market was up by 3.19% as measured by the Standard and Poor's 500 Index (the S&P 500), while international equities rose by 8.42% as gauged by the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index. The positive results for the period were driven by very strong second quarter returns for domestic and international equities. Within the U.S. market, large-cap stocks slightly outperformed small-caps, while growth equities outperformed value by wide margins across market capitalizations. The Barclay's Capital (formerly Lehman Brothers) Aggregate Bond Index, the most popular measure of the performance of the U.S. bond market, returned 1.90% for the six months ended June 30, 2009. This unremarkable figure masks a divergence within the bond market over the period, as corporate issues spiked and government-backed bonds fell with the return of investor risk appetites.

Q. What were the strategic considerations that you applied to the Pioneer Ibbotson Asset Allocation VCT Portfolios in allocating their assets during the six months ended June 30, 2009?

A. For each portfolio, assets have been invested in keeping with their broad asset allocation and specific mutual fund targets. During the period, we maintained a neutral breakdown between equity and fixed-income assets. In addition, the equity portions of the portfolios were positioned neutrally with respect to the various equity categories (i.e., small-cap versus large-cap and growth versus value). We also have maintained neutral target weightings in the non-U.S. equity market alternatives, both developed and emerging.

   Over the course of the six-month period ended June 30, 2009, we implemented several tactical shifts across both Portfolios. Within the bond portion of the Portfolios, early in the period we initiated a shift in the direction of corporate issues and away from government bonds and cash equivalents. We believed that "safe" assets had been overbought in the flight-to-quality that had prevailed over the prior few months, while corporate issues had in turn become favorably priced. In addition, in May 2009, we implemented an increased weighting in lower-quality, high-yield bonds within the corporate market, given the exceptional yield advantage they provided. Both of these shifts -- into corporates generally and high yield specifically -- helped returns when the credit markets rebounded from March 2009 forward. As the semiannual period drew to a close at the end of June 2009, we returned the Portfolios to a neutral weighting between corporate and government bonds, as the market sectors appeared to have been brought back into relative balance.

P
                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
A Word About Risk:

A Portfolio's performance depends on the adviser's skill in determining the strategic asset class allocations, the mix of underlying Pioneer funds, and the performance of those underlying funds. The underlying funds' performance may be lower than the performance of the asset class that they were selected to represent. Stocks and bonds can decline due to adverse issuer, market, regulatory, or economic developments. These risk factors, including those associated with currency exchange rates, also apply to investments in international markets, all of which make international markets more volatile and less liquid than investments in domestic markets. Some of the underlying portfolios can invest in either high-yield securities or small/emerging growth companies. Investments in these types of securities generally are subject to greater volatility than either higher-grade securities or more established companies, respectively. Before making an investment in a Portfolio, you should consider all the risks associated with it.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for each Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all Portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

   We increased allocations to Treasury Inflation Protected Securities (TIPS) early in the period, given their strong valuations relative to Treasury bonds. This helped Portfolio returns, as TIPS outperformed Treasury bonds by a substantial margin over the six-month period on the strength of inflation fears raised by U.S. government borrowing to re-float the financial sector. We have since trimmed TIPS exposure to a neutral weighting in the Portfolios.

   For several quarters we have underweighted REITs (Real Estate Investment Trusts) within the Portfolios in favor of traditional equities. REITs generally carry more leverage than most companies and have faced a difficult environment in which to obtain and refinance debt, given the credit crisis. From a fundamental perspective, hotel occupancy rates are down, businesses are contracting and retailers are declaring bankruptcy. This underweighting of REITs helped the Portfolios' returns, as the asset class fell sharply over the first quarter of 2009, although REITs made up some of the lost ground later in the period. At the end of June 2009, we returned the Portfolios to a neutral posture with respect to REITs.

   Finally, in May of 2009, we increased the Portfolios' allocations to emerging market bonds in local currency terms, using the Pioneer Global High Yield Fund. We did this in order to take advantage of faster growth in emerging markets and a weakening U.S. dollar. This move helped returns late in the period, and we are maintaining this overweighting.

Q. What factors are you watching most closely as you determine strategy for the Portfolios going forward?

A. The big question continues to be where we are in the business cycle. Given the factors weighing against a rapid return to robust growth -- principally the need for de-leveraging the U.S. economy -- it may be some time before we feel that the meaningful shifts in the direction of more risk-sensitive asset classes are merited.

   U.S. consumers continue to try to clean up their balance sheets, but the lack of consumer confidence and the closing of the home-equity "ATMs" mean that the eventual recovery will not be powered by consumers. The U.S. government's balance sheet is in no better condition. At the heart of the balance sheet woes are housing prices. Housing price stability is a key ingredient to future economic growth and we will be watching this closely.

   After extremely positive results, we decided to close most of the Portfolios' overweight positions at the end of the second quarter. This was due to our growing uncertainty regarding asset valuations after a rally that took place against a less-than-stellar economic backdrop. When we do not have a strong opinion, we will revert to our strategic, long-term asset allocations.

   In the past, we have seen rallies for more volatile stocks, such as those in the small-cap and growth segments, near the end of recessions. We may overweight the Portfolios to those segments if we will feel that the macroeconomic framework is improving. Another potential overweight would be to emerging market stocks. Emerging markets have been affected less by the global financial crisis because many of the markets featured limited government and private sector debt. With no bank bailouts required and substantial savings in the bank accounts of many households, the emerging market countries may bounce back faster than the debt-ridden industrialized markets.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareowner report regarding market or economic trends or the factors influencing a Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
PORTFOLIO REVIEWS 6/30/09

Pioneer Ibbotson Moderate Allocation VCT Portfolio

The Portfolio's Class I shares had a total return of 10.13% for the six months ended June 30, 2009, while Class II shares returned 10.23%. Over the same six months, the S&P 500 returned 3.19%, the Barclays Capital Aggregate Bond Index returned 1.90%, and the average return of the 194 variable portfolios in Lipper's Mixed-Asset Target Allocation/Moderate Underlying Funds category was 6.50%.

The Portfolio targeted an asset allocation of 60% equities, 40% fixed income during the period. At the end of the period, the Portfolio was positioned neutrally with respect to the breakdown between equities and fixed income. Within the equity portion of the Portfolio, Pioneer Fund was the largest holding, at 6.70% of assets on June 30, 2009. Pioneer Research Fund was the next largest equity holding, at 3.96% of assets. Within the fixed- income portion of the Portfolio, the largest holding at the end of the period was Pioneer Bond Fund, at 15.02% of assets, followed by Pioneer Short Term Income Fund, at 9.69% of assets.

Pioneer Ibbotson Growth Allocation VCT Portfolio

The Portfolio's Class II shares had a total return of 9.55% for the six months ended June 30, 2009. Over the same six months, the S&P 500 returned 3.19%, the Barclays Capital Aggregate Bond Index returned 1.90%, and the average return of the 231 variable portfolios in Lipper's Mixed-Asset Target Allocation/
Growth Underlying Funds category was 5.94%.

The Portfolio targeted an asset allocation of 75% equities, 25% fixed income during the period. At the end of the period, the Portfolio was positioned neutrally with respect to the breakdown between equities and fixed income. Within the equity portion of the Portfolio, Pioneer Fund was the largest holding, at 7.10% of assets on June 30, 2009. Pioneer Mid Cap Value Fund was the next largest equity holding, at 4.95% of assets. Within the fixed-income portion of the Portfolio, the largest holding at the end of the period was Pioneer Bond Fund, at 10.45% of assets.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Portfolios' historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/09 (UNAUDITED)

Shares                                                         Value
             MUTUAL FUNDS - 98.8%
             NON-PIONEER FUNDS - 17.7%
   180,243   AIM Global Real Estate Fund
             Institutional Class                         $  1,350,021
   426,879   AIM Global Small & Mid Cap Growth
             Fund Institutional Class                       5,476,858
   231,219   AIM International Growth Fund
             Institutional Class                            4,832,471
   288,131   AIM Trimark Small Companies Fund
             Institutional Class                            2,774,704
   273,513   BlackRock Fundamental Growth Fund
             Institutional Class                            4,398,082
   296,685   BlackRock International Index Fund
             Institutional Class                            2,747,302
   108,863   BlackRock Value Opportunities Fund
             Institutional Class                            1,328,132
   613,839   Oppenheimer Commodity Strategy
             Total Return Fund Class Y                      1,988,838
     3,554   Oppenheimer Main Street Small-Cap Fund
             Class Y                                           51,105
                                                         ------------
             TOTAL INVESTMENTS IN NON-
             PIONEER FUNDS
             (Cost $35,259,141)                          $ 24,947,513
                                                         ------------
             PIONEER FUNDS - 81.1%
 2,439,070   Pioneer Bond Fund Class Y                   $ 20,854,050
   373,297   Pioneer Cullen Value Fund Class Y              5,304,549
   469,786   Pioneer Disciplined Growth Fund Class Y        3,678,425
   414,551   Pioneer Disciplined Value Fund Class Y         3,059,387
   147,685   Pioneer Emerging Markets Fund Class Y          3,266,798
   142,151   Pioneer Equity Income Fund Class Y             2,594,251
   219,521   Pioneer Floating Rate Fund Class Y             1,361,033
   316,194   Pioneer Fund Class Y                           9,302,438
   494,473   Pioneer Fundamental Growth Fund
             Class Y                                        4,583,767
   522,883   Pioneer Global Equity Fund Class Y             3,989,597
 1,026,447   Pioneer Global High Yield Fund Class Y         8,006,286
   183,325   Pioneer Growth Opportunities Fund
             Class Y                                        3,565,666
   833,439   Pioneer High Yield Fund Class Y                6,292,468
   109,020   Pioneer Independence Fund Class Y                880,883

      Shares                                                      Value
             PIONEER FUNDS - (continued)
   123,216   Pioneer International Value Fund Class Y    $  2,004,732
   195,404   Pioneer Mid-Cap Growth Fund Class Y            2,024,386
   292,518   Pioneer Mid-Cap Value Fund Class Y             4,615,938
    48,550   Pioneer Oak Ridge Large Cap Growth Fund
             Class Y                                          462,681
   231,466   Pioneer Real Estate Shares Fund Class Y        2,641,030
   804,328   Pioneer Research Fund Class Y                  5,501,604
 1,469,891   Pioneer Short Term Income Fund Class Y        13,449,502
   206,980   Pioneer Small Cap Value Fund Class Y           3,392,410
   285,321   Pioneer Strategic Income Fund Class Y          2,693,429
    41,854   Pioneer Value Fund Class Y                       371,666
                                                         ------------
             TOTAL INVESTMENTS IN
             PIONEER FUNDS
             (Cost $133,577,695)                         $113,896,976
                                                         ------------
             TOTAL INVESTMENTS IN
             SECURITIES - 98.8%
             (Cost $168,836,836) (a)                     $138,844,489
                                                         ------------
             OTHER ASSETS AND
             LIABILITIES - 1.2%                          $  1,623,733
                                                         ------------
             TOTAL NET ASSETS - 100.0%                   $140,468,222
                                                         ============

(a) At June 30, 2009, the net unrealized loss on investments based on cost for federal tax purposes of $170,346,161 was as follows:

     Aggregate gross unrealized gain for all investments in which
        there is an excess of value over tax cost                   $   1,560,497
     Aggregate gross unrealized loss for all investments in which
        there is an excess of tax cost over value                     (33,062,169)
                                                                    -------------
     Net unrealized loss                                            $ (31,501,672)
                                                                    =============

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2009 aggregated $37,635,581 and $41,930,915, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

 Level 1 - quoted prices in active markets for identical securities
 Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
 Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of June 30, 2009, in valuing the Fund's assets:


                     Level 1          Level 2       Level 3         Total
Mutual Funds      $138,844,489        $ -           $ -         $138,844,489
                  ------------        ------        ------      ------------
Total             $138,844,489        $ -           $ -         $138,844,489
                  ============        ======        ======      ============

The accompanying notes are an integral part of these financial statements.    9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/09 (UNAUDITED)

Shares                                                          Value
             MUTUAL FUNDS - 99.5%
             NON-PIONEER FUNDS - 20.6%
   548,304   AIM Global Real Estate Fund
             Institutional Class                         $  4,106,798
   805,583   AIM Global Small & Mid Cap Growth
             Fund Institutional Class                      10,335,635
   299,988   AIM International Growth Fund
             Institutional Class                            6,269,743
   677,181   AIM Trimark Small Companies Fund
             Institutional Class                            6,521,255
   500,845   BlackRock Fundamental Growth Fund
             Institutional Class                            8,053,595
   333,700   BlackRock International Index Fund
             Institutional Class                            3,090,059
   164,258   BlackRock Value Opportunities Fund
             Institutional Class                            2,003,950
 1,267,113   Oppenheimer Commodity Strategy
             Total Return Fund Class Y                      4,105,447
                                                         ------------
             TOTAL INVESTMENTS IN NON-
             PIONEER FUNDS
             (Cost $63,826,946)                          $ 44,486,482
                                                         ------------
             PIONEER FUNDS - 78.9%
 2,608,398   Pioneer Bond Fund Class Y                   $ 22,301,798
   714,260   Pioneer Cullen Value Fund Class Y             10,149,631
   729,069   Pioneer Disciplined Growth Fund Class Y        5,708,608
   720,415   Pioneer Disciplined Value Fund Class Y         5,316,664
   447,651   Pioneer Emerging Markets Fund Class Y          9,902,049
   432,515   Pioneer Equity Income Fund Class Y             7,893,403
   515,106   Pioneer Fund Class Y                          15,154,422
   886,339   Pioneer Fundamental Growth Fund
             Class Y                                        8,216,366
 1,092,816   Pioneer Global Equity Fund Class Y             8,338,187
   933,331   Pioneer Global High Yield Fund Class Y         7,279,983
     8,035   Pioneer Government Income Fund
             Class Y                                           78,504
   413,335   Pioneer Growth Opportunities Fund
             Class Y                                        8,039,358
   841,656   Pioneer High Yield Fund Class Y                6,354,505
    84,600   Pioneer Independence Fund Class Y                683,565
   257,227   Pioneer International Value Fund Class Y       4,185,082

Shares                                                          Value
             PIONEER FUNDS - (continued)
   419,762   Pioneer Mid-Cap Growth Fund Class Y         $  4,348,734
   668,954   Pioneer Mid-Cap Value Fund Class Y            10,556,094
   103,791   Pioneer Oak Ridge Large Cap Growth Fund
             Class Y                                          989,127
   430,627   Pioneer Real Estate Shares Fund Class Y        4,913,450
 1,302,260   Pioneer Research Fund Class Y                  8,907,461
   916,146   Pioneer Short Term Income Fund Class Y         8,382,735
   521,742   Pioneer Small Cap Value Fund Class Y           8,551,357
   163,311   Pioneer Strategic Income Fund Class Y          1,541,652
   122,303   Pioneer Value Fund Class Y                     1,086,047
                                                         ------------
             TOTAL INVESTMENTS IN
             PIONEER FUNDS
             (Cost $206,815,778)                         $168,878,782
                                                         ------------
             TOTAL INVESTMENTS IN
             SECURITIES - 99.5%
             (Cost $270,642,724) (a)                     $213,365,264
                                                         ------------
             OTHER ASSETS AND
             LIABILITIES - 0.5%                          $  1,164,842
                                                         ------------
             TOTAL NET ASSETS - 100.0%                   $214,530,106
                                                         ============

(a) At June 30, 2009, the net unrealized loss on investments based on cost for federal tax purposes of $272,587,594 was as follows:

     Aggregate gross unrealized gain for all investments in which
        there is an excess of value over tax cost                   $   2,951,235
     Aggregate gross unrealized loss for all investments in which
        there is an excess of tax cost over value                     (62,173,565)
                                                                    -------------
     Net unrealized loss                                            $ (59,222,330)
                                                                    =============

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2009 aggregated $55,159,679 and $77,474,895, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

 Level 1 - quoted prices in active markets for identical securities
 Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
 Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of June 30, 2009, in valuing the Fund's assets:

                     Level 1        Level 2     Level 3         Total
Mutual Funds      $213,365,264        $ -         $ -       $213,365,264
                  ------------        ------      ------    ------------
Total             $213,365,264        $ -         $ -       $213,365,264
                  ============        ======      ======    ============


10    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                   Six Months
                                                                     Ended                                          12/15/06 (a)
                                                                    6/30/09        Year Ended       Year Ended           to
                                                                  (unaudited)       12/31/08         12/31/07         12/31/06
Class I
Moderate Allocation VCT Portfolio
Net asset value, beginning of period                               $  7.61          $  12.04         $  11.62         $   11.63
                                                                   -------          --------         --------         ---------
Increase (decrease) from investment operations:
 Net investment income (b)                                         $  0.12          $   0.34         $   0.15         $    0.05
 Net realized and unrealized gain (loss) on investments               0.65             (3.78)            0.54             (0.06)
                                                                   -------          --------         --------         ---------
  Net increase (decrease) from investment operations               $  0.77          $  (3.44)        $   0.69         $   (0.01)
                                                                   -------          --------         --------         ---------
Distributions to shareowners:
 Net investment income                                             $ (0.31)         $  (0.33)        $  (0.12)        $      --
 Net realized gain                                                      --             (0.66)           (0.15)               --
                                                                   -------          --------         --------         ---------
 Total distributions to shareowners                                $ (0.31)         $  (0.99)        $  (0.27)        $      --
                                                                   -------          --------         --------         ---------
Net increase (decrease) in net asset value                         $  0.46          $  (4.43)        $   0.42         $   (0.01)
                                                                   -------          --------         --------         ---------
Net asset value, end of period                                     $  8.07          $   7.61         $  12.04         $   11.62
                                                                   =======          ========         ========         =========
Total return*                                                        10.13%           (30.81)%           5.95%            (0.09)%(c)
Ratio of net expenses to average net assets+                          0.15%**           0.15%            0.14%             0.90%**
Ratio of net investment income to average net assets+                 3.23%**           3.35%            1.23%             9.80%**
Portfolio turnover rate                                                 63%**             40%              12%                1%(c)
Net assets, end of period (in thousands)                           $12,621          $ 12,105         $ 20,582         $  25,009
Ratios with no waivers of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                         0.29%**           0.31%            0.27%             0.90%**
 Net investment income                                                3.09%**           3.19%            1.10%             9.80%**

(a)   Commencement of operations.
(b)   Calculated using average shares outstanding for the period.
(c)   Not Annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+ In addition to the expenses which the Portfolio bears directly, the Portfolio indirectly bears pro rata shares of the expenses of the funds in which the Portfolio invests. Because each of the underlying funds bears its own varying expense levels and because the Portfolio may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Portfolio will vary from time to time.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.

The accompanying notes are an integral part of these financial statements.    11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                         Six Months Ended                                              3/18/05 (a)
                                                             6/30/09       Year Ended      Year Ended   Year Ended         to
                                                           (unaudited)      12/31/08        12/31/07     12/31/06       12/31/05
Class II
Moderate Allocation VCT Portfolio
Net asset value, beginning of period                        $    7.59       $  12.01        $  11.61     $ 10.63       $  10.00
                                                            ---------       --------        --------    --------       ---------
Increase (decrease) from investment operations:
 Net investment income (b)                                  $    0.11       $   0.31        $   0.31     $  0.24       $   0.15
 Net realized and unrealized gain (loss) on
  investments                                                    0.67          (3.77)           0.36        0.87           0.48
                                                            ---------       --------        --------    --------       ---------
  Net increase (decrease) from investment
    operations                                              $    0.78       $  (3.46)       $   0.67    $   1.11       $   0.63
                                                            ---------       --------        --------    --------       ---------
Distributions to shareowners:
 Net investment income                                      $   (0.29)      $  (0.30)       $  (0.12)   $  (0.04)      $      --
 Net realized gain                                                --           (0.66)          (0.15)     ( 0.09)             --
                                                            ---------       --------        --------    --------       ---------
 Total distributions to shareowners                         $   (0.29)      $  (0.96)       $  (0.27)   $  (0.13)      $      --
                                                            ---------       --------        --------    --------       ---------
Net increase (decrease) in net asset value                  $    0.49       $  (4.42)       $   0.40    $   0.98       $    0.63
                                                            ---------       --------        --------    --------       ---------
Net asset value, end of period                              $    8.08       $   7.59        $  12.01    $  11.61       $   10.63
                                                            =========       ========        ========    ========       =========
Total return*                                                   10.23%        (30.99)%          5.77%      10.62%           6.30%(c)
Ratio of net expenses to average net assets+                     0.39%**        0.39%           0.39%       0.46%           0.74%**
Ratio of net investment income to average net assets+            2.92%**        3.10%           2.53%       2.24%           1.73%**
Portfolio turnover rate                                            63%**          40%             12%          1%             27%(c)
Net assets, end of period (in thousands)                    $ 127,847       $105,275        $149,973    $ 97,980       $  20,067
Ratios with no waivers of management fees and
 assumption of expenses by PIM and no reduction
 for fees paid indirectly:
 Net expenses                                                   0.53%**         0.55%           0.52%       0.60%           1.42%**
 Net investment income                                          2.78%**         2.94%           2.40%       2.10%           1.05%**

(a)   Commencement of operations.
(b)   Calculated using average shares outstanding for the period.
(c)   Not Annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+ In addition to the expenses which the Portfolio bears directly, the Portfolio indirectly bears pro rata shares of the expenses of the funds in which the Portfolio invests. Because each of the underlying funds bears its own varying expense levels and because the Portfolio may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Portfolio will vary from time to time.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.

12   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                                         Six Months Ended                                          3/18/05 (a)
                                                             6/30/09       Year Ended   Year Ended   Year Ended        to
                                                           (unaudited)      12/31/08     12/31/07     12/31/06      12/31/05
Class II
Growth Allocation VCT Portfolio
Net asset value, beginning of period                        $   7.38        $  12.41     $  12.07     $  10.78      $  10.00
                                                            --------        --------     --------     --------      --------
Increase (decrease) from investment operations:
 Net investment income (b)                                  $   0.07        $   0.23     $   0.21     $   0.22      $   0.11
 Net realized and unrealized gain (loss) on
  investments                                                   0.63           (4.27)        0.49         1.14          0.67
                                                            --------        --------     --------     --------      --------
  Net increase (decrease) from investment
    operations                                              $   0.70        $  (4.04)    $   0.70     $   1.36      $   0.78
                                                            --------        --------     --------     --------      --------
Distributions to shareowners:
 Net investment income                                      $  (0.20)       $  (0.24)    $  (0.13)    $  (0.02)     $     --
 Net realized gain                                                --           (0.75)       (0.23)       (0.05)           --
                                                            --------        --------     --------     --------      --------
 Total distributions to shareowners                         $  (0.20)       $  (0.99)    $  (0.36)    $  (0.07)     $     --
                                                            --------        --------     --------     --------      --------
Net increase (decrease) in net asset value                  $   0.50        $  (5.03)    $   0.34     $   1.29      $   0.78
                                                            --------        --------     --------     --------      --------
Net asset value, end of period                              $   7.88        $   7.38     $  12.41     $  12.07      $  10.78
                                                            ========        ========     ========     ========      ========
Total return*                                                   9.55%        (35.00)%        5.74%       12.67%         7.80%(c)
Ratio of net expenses to average net assets+                    0.38%**         0.38%        0.38%        0.43%         0.74%**
Ratio of net investment income to average net assets+           1.83%**         2.31%        1.68%        2.00%         1.34%**
Portfolio turnover rate                                           58%**           32%           7%           0%           20%(c)
Net assets, end of period (in thousands)                    $214,530        $188,268     $254,713     $148,784      $ 13,245
Ratios with no waivers of management fees and
 assumption of expenses by PIM and no reduction
 for fees paid indirectly:
 Net expenses                                                   0.51%**         0.53%        0.48%        0.53%         1.74%**
 Net investment income                                          1.70%**         2.16%        1.58%        1.90%         0.34%**

(a)   Commencement of operations.
(b)   Calculated using average shares outstanding for the period.
(c)   Not Annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+ In addition to the expenses which the Portfolio bears directly, the Portfolio indirectly bears pro rata shares of the expenses of the funds in which the Portfolio invests. Because each of the underlying funds bears its own varying expense levels and because the Portfolio may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Portfolio will vary from time to time.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.


The accompanying notes are an integral part of these financial statements.   13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES 6/30/09 (UNAUDITED)


                                                                                         Moderate           Growth
                                                                                        Allocation        Allocation
                                                                                      VCT Portfolio      VCT Portfolio
ASSETS:
 Investments in securities of affiliated issuers, at value (at cost $133,577,695
 and $206,815,778, respectively)                                                      $ 113,896,976     $ 168,878,782
 Investments in securities of unaffiliated issuers, at value (at cost $35,259,141
 and $63,826,946, respectively)                                                          24,947,513        44,486,482
                                                                                      -------------     -------------
 Total investments in securities, at value (at cost $168,836,836
 and $270,642,724, respectively)                                                      $ 138,844,489     $ 213,365,264
 Cash                                                                                     1,242,984           975,366
 Receivables for:
  Investment Funds sold                                                                          --         1,046,304
  Capital stock sold                                                                        621,312            52,884
  Dividends receivables                                                                     307,136           277,721
  Due from Pioneer Investment Management, Inc.                                               16,397            23,621
 Other assets                                                                                 1,535             2,286
                                                                                      -------------     -------------
    Total assets                                                                      $ 141,033,853     $ 215,743,446
                                                                                      -------------     -------------
LIABILITIES:
 Payables for:
  Investment Funds purchased                                                          $     434,801     $   1,041,518
  Capital stock redeemed                                                                     23,109            15,062
 Due to affiliates                                                                           50,580            83,489
 Accrued expenses and other liabilities                                                      57,141            73,271
                                                                                      -------------     -------------
    Total liabilities                                                                 $     565,631     $   1,213,340
                                                                                      -------------     -------------
NET ASSETS:
 Paid-in capital                                                                      $ 191,422,755     $ 308,452,231
 Undistributed net investment income                                                      1,747,902         1,738,989
 Accumulated net realized loss on investments                                           (22,710,088)      (38,383,654)
 Net unrealized loss on investments                                                     (29,992,347)      (57,277,460)
                                                                                      -------------     -------------
    Total net assets                                                                  $ 140,468,222     $ 214,530,106
                                                                                      =============     =============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Net Assets of Class I Shares                                                         $  12,621,114     $          --
 Net Assets of Class II Shares                                                        $ 127,847,108     $ 214,530,106
                                                                                      -------------     -------------
 Class I Shares outstanding                                                               1,563,184                --
 Class II Shares outstanding                                                             15,828,429        27,239,788
                                                                                      -------------     -------------
 Net Asset Value -- Class I Shares                                                    $        8.07     $          --
 Net Asset Value -- Class II Shares                                                   $        8.08     $        7.88


14    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (UNAUDITED)
For the Six Months Ended 6/30/09


                                                                             Moderate             Growth
                                                                            Allocation          Allocation
                                                                          VCT Portfolio       VCT Portfolio
INVESTMENT INCOME:
 Dividend income from securities of affiliated issuers                    $   1,956,239       $   2,071,705
 Dividend income from securities of unaffiliated issuers                          8,877              21,055
 Litigation Fees                                                                 78,602                  --
 Interest                                                                         1,118                 180
                                                                          -------------       -------------
    Total investment income                                               $   2,044,836       $   2,092,940
                                                                          -------------       -------------
EXPENSES:
 Management fees                                                          $      81,214       $     130,665
 Transfer agent fees
  Class I                                                                           744                  --
  Class II                                                                          744                 744
 Distribution fees (Class II)                                                   133,882             237,106
 Administrative reimbursements                                                   18,093              29,143
 Custodian fees                                                                  33,058              47,428
 Professional fees                                                               25,938              27,497
 Printing fees                                                                    4,878               4,237
 Fees and expenses of nonaffiliated trustees                                      2,768               2,700
 Miscellaneous                                                                      746               1,681
                                                                          -------------       -------------
  Total expenses                                                          $     302,065       $     481,201
                                                                          -------------       -------------
  Less management fees waived and expenses reimbursed by
    Pioneer Investment Management, Inc.                                   $     (84,472)      $    (120,801)
                                                                          -------------       -------------
  Net expenses                                                            $     217,593       $     360,400
                                                                          -------------       -------------
    Net investment income                                                 $   1,827,243       $   1.732,540
                                                                          -------------       -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized loss on investments, affiliated issuers                     $ (14,465,336)      $ (28,029,624)
 Net realized loss on investments, unaffiliated issuers                        (500,201)           (301,897)
 Change in net unrealized gain on investments, affiliated issuers            22,808,101          41,324,947
 Change in net unrealized gain on investments, unaffiliated issuers           2,918,450           4,589,966
                                                                          -------------       -------------
 Net gain on investments                                                  $  10,761,014       $  17,583,392
                                                                          =============       =============
 Net increase in net assets resulting from operations                     $  12,588,257       $  19,315,932
                                                                          =============       =============



The accompanying notes are an integral part of these financial statements.    15

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     Moderate Allocation
                                                                                        VCT Portfolio
                                                                             Six Months Ended
                                                                                 6/30/09            Year Ended
                                                                               (unaudited)           12/31/08
FROM OPERATIONS:
Net investment income                                                         $   1,827,243       $   4,772,641
Net realized loss on investments                                                (14,965,537)         (7,651,297)
Change in net unrealized gain (loss) on investments                              25,726,551         (51,698,140)
                                                                              -------------       -------------
  Net increase (decrease) in net assets resulting from operations             $  12,588,257       $ (54,576,796)
                                                                              -------------       -------------
DISTRIBUTIONS TO SHAREOWNERS:
From net investment income
 Class I ($0.31 and $0.33 per share, respectively)                            $    (467,740)      $    (530,455)
 Class II ($0.29 and $0.30 per share, respectively)                              (4,328,958)         (3,934,625)
From net capital gains
 Class I ($0.00 and $0.66 per share, respectively)                                       --          (1,051,637)
 Class II ($0.00 and $0.66 per share, respectively)                                      --          (8,564,515)
                                                                              -------------       -------------
  Total distributions to shareowners                                          $  (4,796,698)      $ (14,081,232)
                                                                              -------------       -------------
FROM PORTFOLIO TRANSACTIONS:
Net proceeds from sale of shares                                              $  18,556,361       $  23,873,439
Reinvestment of distributions                                                     4,796,697          14,081,231
Cost of shares repurchased                                                       (8,055,932)        (22,472,173)
                                                                              -------------       -------------
 Net increase in net assets resulting from Portfolio share transactions       $  15,297,126       $  15,482,497
                                                                              -------------       -------------
 Net increase (decrease) in net assets                                        $  23,088,685       $ (53,175,531)
NET ASSETS:
Beginning of period                                                             117,379,537         170,555,068
                                                                              -------------       -------------
End of period                                                                 $ 140,468,222       $ 117,379,537
                                                                              =============       =============
Undistributed net investment income                                           $   1,747,902       $   4,795,959
                                                                              =============       =============


16    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      Growth Allocation
                                                                                        VCT Portfolio
                                                                             Six Months Ended
                                                                                 6/30/09            Year Ended
                                                                               (unaudited)           12/31/08
FROM OPERATIONS:
Net investment income                                                         $   1,732,540       $   5,420,710
Net realized loss on investments                                                (28,331,521)         (9,868,173)
Change in net unrealized gain (loss) on investments                              45,914,913         (94,485,586)
                                                                              -------------       -------------
 Net increase (decrease) in net assets resulting from operations              $  19,315,932       $ (98,933,049)
                                                                              -------------       -------------
DISTRIBUTIONS TO SHAREOWNERS:
From net investment income ($0.20 and $0.24 per share, respectively)          $  (5,432,730)      $  (5,269,408)
From net capital gains ($0.00 and $0.75 per share, respectively)                         --         (16,756,182)
                                                                              -------------       -------------
 Total distributions to shareowners                                           $  (5,432,730)      $ (22,025,590)
                                                                              -------------       -------------
FROM PORTFOLIO TRANSACTIONS:
Net proceeds from sale of shares                                              $  13,117,353       $  48,070,087
Reinvestment of distributions                                                     5,432,730          22,025,590
Cost of shares repurchased                                                       (6,171,509)        (15,582,121)
                                                                              -------------       -------------
 Net increase in net assets resulting from Portfolio share transactions       $  12,378,574       $  54,513,556
                                                                              -------------       -------------
 Net increase (decrease) in net assets                                        $  26,261,776       $ (66,445,083)
NET ASSETS:
Beginning of period                                                             188,268,330         254,713,413
                                                                              -------------       -------------
End of period                                                                 $ 214,530,106       $ 188,268,330
                                                                              =============       =============
Undistributed net investment income                                           $   1,738,989       $   5,439,179
                                                                              =============       =============


The accompanying notes are an integral part of these financial statements.    17

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                (continued)


                                                          Moderate Allocation
                                                             VCT Portfolio
                                         Six Months Ended
                                              6/30/09                          Year Ended
                                            (unaudited)                         12/31/08
                                      Shares           Amount            Shares            Amount
Class I
Shares sold                           135,995      $  1,019,931           117,745      $   1,272,049
Reinvestment of distributions          58,032           467,740           151,396          1,582,091
Less shares repurchased              (221,181)       (1,633,665)         (388,432)        (3,927,917)
                                    ---------      ------------        ----------      -------------
  Net decrease                        (27,154)     $   (145,994)         (119,291)     $  (1,073,777)
                                    =========      ============        ==========      =============
Class II
Shares sold                         2,288,934      $ 17,536,430         2,140,103      $  22,601,390
Reinvestment of distributions         537,091         4,328,957         1,197,236         12,499,140
Less shares repurchased              (860,037)       (6,422,267)       (1,967,158)       (18,544,256)
                                    ---------      ------------        ----------      -------------
  Net increase                      1,965,988      $ 15,443,120         1,370,181      $  16,556,274
                                    =========      ============        ==========      =============

                                                           Growth Allocation
                                                             VCT Portfolio
                                         Six Months Ended
                                             6/30/09                           Year Ended
                                           (unaudited)                          12/31/08
                                      Shares          Amount            Shares            Amount
Class II
Shares sold                         1,870,579      $ 13,117,353        4,564,563      $  48,070,087
Reinvestment of distributions         691,187         5,432,730        2,070,074         22,025,590
Less shares repurchased              (836,533)       (6,171,509)      (1,643,183)       (15,582,121)
                                    ---------      ------------       ----------      -------------
  Net increase                      1,725,233      $ 12,378,574        4,991,454      $  54,513,556
                                    =========      ============       ==========      =============


18    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/09 (UNAUDITED)

1. Organization and Significant Accounting Policies
Pioneer Ibbotson Moderate Allocation VCT Portfolio and Pioneer Ibbotson Growth Allocation VCT Portfolio are two of 13 portfolios of the Pioneer Variable Contracts Trust, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Each of these Portfolios is a "fund of funds" which means that it seeks to achieve its investment objective by investing in other funds (underlying funds) rather than direct investment in securities. These Portfolios indirectly pay a portion of the expenses incurred by the underlying funds. Consequently, an investment in these Portfolios entails more direct and indirect expenses than direct investment in the underlying funds. The investment objective of the Moderate Portfolio is long-term capital growth and current income. The investment objective of the Growth Portfolio is long-term capital growth and current income.

The Moderate Allocation Portfolio offers two classes of shares designated as Class I and Class II shares. The Growth Allocation Portfolio offers one class of shares designated as Class II shares. The Portfolios commenced operations on March 18, 2005. Each class of shares represents an interest in the same schedule of investments of each Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distributions fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

Some of the underlying funds can invest in either high-yield securities or small/emerging growth companies. Investments in these types of securities generally are subject to greater volatility than either higher-grade securities or more-established companies, respectively. The Portfolios' prospectuses contain unaudited information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's risks.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolios to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry.

A. Security Valuation

   Security transactions are recorded as of the trade date. The net asset value is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, holdings of mutual fund shares are valued at their net asset value.

   Dividend income and capital gain distribution of funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Temporary cash investments are valued at cost which approximates market value.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Federal Income Taxes

   It is the Portfolios' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provisions are required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Portfolios' distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/09 (UNAUDITED)                  (continued)

   The Pioneer Ibbotson Moderate Allocation VCT Portfolio, and Pioneer Ibbotson Growth Allocation VCT Portfolio, have net capital loss carry forwards of $6,313,829, and $8,107,263 respectively, which will expire in 2016 if not utilized.

   The tax character of current year distributions paid will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2008 was as follows:

--------------------------------------------------------------------------------
Moderate Portfolio                                                  2008
--------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary Income                                               $ 4,787,900
  Long-term capital gain                                          9,293,332
                                                                -----------
  Total distributions                                           $14,081,232
                                                                ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Growth Portfolio                                                    2008
--------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary Income                                               $ 5,352,067
  Long-term capital gain                                         16,673,523
                                                                -----------
  Total distributions                                           $22,025,590
                                                                ===========
--------------------------------------------------------------------------------

   The components of distributable earnings on a federal income tax basis at December 31, 2008 were as follows:

---------------------------------------------------------------------------------------------
                                     Undistributed         Capital         Net Unrealized
                                        Ordinary            Loss            Appreciation
Portfolio                                Income         Carryforward       (Depreciation)
---------------------------------------------------------------------------------------------
  Moderate Allocation Portfolio        $4,795,959       $ (6,313,829)     $  (57,228,223)
  Growth Allocation Portfolio           5,430,452         (8,107,263)       (105,128,516)
---------------------------------------------------------------------------------------------

C. Portfolio Shares

   The Portfolios record sales and repurchases of each of their shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
   (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $107,072 in underwriting commissions on the sale of Trust shares for the six months ended June 30, 2009. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of each Portfolio. Dividends and distributions to shareowners are recorded on the ex-dividend date.

2. Management Agreement
Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredit, is the Portfolios' investment adviser, and manages the Portfolios. Management fees are calculated daily at the following annual rates on Pioneer managed assets:

-------------------------------------------------------------------------------------------
                                                 Management Fee as a Percentage
                                                  of each Portfolio's Average
Portfolio                                               Daily Net Assets
---------------------------------   -------------------------------------------------------
  Moderate Allocation Portfolio              0.13% on assets up to $2.5 billion
                                    0.11% on assets over $2.5 billion and up to $4 billion
                                    0.10% on assets over $4 billion and up to $5.5 billion
                                    0.08% on assets over $5.5 billion and up to $7 billion
                                    0.08% on assets over $7 billion
  Growth Allocation Portfolio                 0.13% on assets up to $2.5 billion
                                    0.11% on assets over $2.5 billion and up to $4 billion
                                    0.10% on assets over $4 billion and up to $5.5 billion
                                    0.08% on assets over $5.5 billion and up to $7 billion
                                               0.08% on assets over $7 billion
-------------------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------

Management fees are calculated daily at the following annual rates on Non-Pioneer managed assets:

-------------------------------------------------------------------------------------------
                                                 Management Fee as a Percentage
                                                  of each Portfolio's Average
Portfolio                                               Daily Net Assets
---------------------------------   -------------------------------------------------------
  Moderate Allocation Portfolio               0.17% on assets up to $2.5 billion
                                    0.14% on assets over $2.5 billion and up to $4 billion
                                    0.12% on assets over $4 billion and up to $5.5 billion
                                    0.10% on assets over $5.5 billion and up to $7 billion
                                                0.09% on assets over $7 billion
  Growth Allocation Portfolio                 0.17% on assets up to $2.5 billion
                                    0.14% on assets over $2.5 billion and up to $4 billion
                                    0.12% on assets over $4 billion and up to $5.5 billion
                                    0.10% on assets over $5.5 billion and up to $7 billion
                                                0.09% on assets over $7 billion
-------------------------------------------------------------------------------------------


PIM has entered into a sub-advisory agreement with Ibbotson Associates Advisors, LLC (Ibbotson). PIM, not the Portfolios, pays a portion of the fee it receives from each Portfolio to Ibbotson as compensation for its services to the Portfolios.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolios. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities are the following amounts in management fees, administrative costs and certain other fees payable to PIM at June 30, 2009:


--------------------------------------------------------------------------------
Portfolio                                                              Amount
--------------------------------------------------------------------------------
 Moderate Allocation Portfolio                                       $22,065
 Growth Allocation Portfolio                                         $34,682
--------------------------------------------------------------------------------

Through May 1, 2010, PIM has agreed not to impose all or a portion of its management fees and assumed other operating expenses of the Portfolios to the extent necessary to limit Class II expenses to the following annual expense limitations:

--------------------------------------------------------------------------------
Portfolio                                                             Class II
--------------------------------------------------------------------------------
 Moderate Allocation Portfolio                                          0.39%
 Growth Allocation Portfolio                                            0.38%
--------------------------------------------------------------------------------

3. Transfer Agent
Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities are the following amounts in transfer agent fees payable to PIMSS at June 30, 2009:

--------------------------------------------------------------------------------
Portfolio                                                               Amount
--------------------------------------------------------------------------------
 Moderate Allocation Portfolio                                         $239
 Growth Allocation Portfolio                                           $120
--------------------------------------------------------------------------------

4. Distribution Plans
The Portfolios have adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, each Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities are the following amounts in distribution fees payable to PFD at June 30, 2009:

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/09 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio                                                            Amount
--------------------------------------------------------------------------------
 Moderate Allocation Portfolio                                     $28,276
 Growth Allocation Portfolio                                       $48,687
--------------------------------------------------------------------------------

5. Subsequent Events
In preparing these financial statements, the Adviser has evaluated the impact of all subsequent events and transactions for potential recognition or disclosure through August 12, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

[LOGO] PIONEER
       Investments(R)


Pioneer Variable Contracts Trust


Officers                                        Trustees
John F. Cogan, Jr., President                   John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President   David R. Bock
Mark E. Bradley, Treasurer                      Mary K. Bush
Dorothy E. Bourassa, Secretary                  Benjamin M. Friedman
                                                Margaret B.W. Graham
                                                Daniel K. Kingsbury
                                                Thomas J. Perna
                                                Marguerite A. Piret
                                                Stephen K. West


Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)


Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   19640-03-0809


                                                           [LOGO] PIONEER
                                                                  Investments(R)


                                                PIONEER VARIABLE CONTRACTS TRUST
                    Pioneer Mid Cap Value VCT Portfolio -- Class I and II Shares


                                                               SEMIANNUAL REPORT
                                                                   June 30, 2009

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

Pioneer Mid Cap Value VCT Portfolio
  Portfolio and Performance Update                                    2
  Comparing Ongoing Portfolio Expenses                                3
  Portfolio Management Discussion                                     4
  Schedule of Investments                                             6
  Financial Statements                                               10
  Notes to Financial Statements                                      15
  Trustees, Officers and Service Providers                           19

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/09
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                               88.3%
Temporary Cash Investments                       11.7%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                       22.9%
Information Technology                           12.5%
Consumer Discretionary                           11.2%
Utilities                                        10.7%
Industrials                                      10.3%
Health Care                                      9.2%
Consumer Staples                                 9.1%
Energy                                           7.2%
Materials                                        6.2%
Telecommunication Services                       0.7%

Five Largest Holdings
(As a percentage of equity holdings)*

  1.  Teradata Corp.                             3.05%
  2.  Ball Corp.                                 3.01
  3.  Unum Group                                 2.93
  4.  Omnicare, Inc.                             2.84
  5.  W.W. Grainger, Inc.                        2.57

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/09
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share       6/30/09       12/31/08
  Class I                       $12.00        $11.72
  Class II                      $11.95        $11.66

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/09 - 6/30/09)          Income         Capital Gains     Capital Gains
  Class I                   $0.1970        $--               $--
  Class II                  $0.1621        $--               $--

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Mid Cap Value VCT Portfolio at net asset value, compared to that of the Russell Midcap Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL]

                 Pioneer               Pioneer
                 Mid Cap               Mid Cap                Russell
                Value VCT             Value VCT                Midcap
                Portfolio,            Portfolio,               Value
                Class I               Class II                 Index
6/99             10,000                 10,000                 10,000
                  9,891                  9,864                  9,209
6/01             12,380                 12,318                 11,413
                 11,976                 11,886                 11,632
6/03             12,242                 12,118                 11,558
                 16,188                 15,982                 15,119
6/05             18,943                 18,654                 18,414
                 19,824                 19,474                 21,039
6/07             24,939                 24,434                 25,687
                 21,595                 21,091                 21,298
6/09             16,100                 15,682                 14,799

The Russell Midcap Value Index measures the performance of U.S. mid-cap value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2009)

--------------------------------------------------------------------------------
                                             Class I        Class II
--------------------------------------------------------------------------------
10 Years                                        4.88%           4.60%
5 Years                                        -0.11%          -0.38%
1 Year                                        -25.44%         -25.65%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2000 is based on the performance of the portfolio's Class I shares, reduced to reflect the higher distribution fee of Class II shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio

Based on actual returns from January 1, 2009 through June 30, 2009.

       Share Class                                  I               II
       -------------------------------------------------------------------
       Beginning Account Value on 1/1/09       $ 1,000.00       $ 1,000.00
       Ending Account Value on 6/30/09         $ 1,040.70       $ 1,038.80
       Expenses Paid During Period*            $     3.85       $     5.11

* Expenses are equal to the Portfolio's annualized expense ratio of 0.76% and 1.01% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2009 through June 30, 2009.

       Share Class                                  I               II
       -------------------------------------------------------------------
       Beginning Account Value on 1/1/09       $ 1,000.00       $ 1,000.00
       Ending Account Value on 6/30/09         $ 1,021.03       $ 1,019.79
       Expenses Paid During Period*            $     3.81       $     5.06

* Expenses are equal to the Portfolio's annualized expense ratio of 0.76% and 1.01% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/09
--------------------------------------------------------------------------------

The first half of 2009 witnessed a dramatic change in the environment for investing in domestic stocks. The year began with great apprehension, as investors feared the economy might spiral downward into a severe recession. However, sentiment changed after early March, as the marketplace decided that while the nation's economic problems were serious, actions by the federal government would help avert the worst scenarios. In the following discussion, Rod Wright, leader of the investment team managing the Pioneer Mid Cap Value VCT Portfolio, provides an update on the markets and on the Portfolio's performance during the first six months of 2009.

Q:  How did the Portfolio perform during the first half of 2009?

A: Pioneer Mid Cap Value VCT Portfolio Class I shares produced a total return of 4.07% at net asset value during the six months ended June 30, 2009, and Class II shares returned 3.88%. For the same six months, the Portfolio's benchmark, the Russell Mid Cap Value Index (the Russell Index) returned 3.19%, while the average return of the 77 variable portfolios in Lipper's Mid Cap Value category was 6.42%.

Q: What was the investment environment like over the six months ended June 30, 2009?

A: The investment backdrop during the first two months of 2009 was marked by very real concerns that the nation's banking system might collapse, which would have halted the movement of money and paralyzed the economy. The combination of three troublesome factors contributed to the fears: a credit crisis; a serious recession; and a liquidity crisis that threatened to stop the flow of money through the financial system -- specifically, the supply of very short-term money used by major corporations to fund their immediate cash needs, such as payrolls. Investors grew increasingly apprehensive about the state of the economy, while stock prices continued to plummet, as they had in the closing months of 2008. In this environment, the federal government moved aggressively with a number of steps, including the financial rescue of several major financial institutions and emergency aid to the automotive industry. These measures, while politically controversial, had the effect of calming the capital markets. Investors grew more confident that the federal government would do "whatever it takes" to keep the economy from falling into a severe recession. As a result, the stock market began to rally after reaching a low in early March 2009, and the surge continued through the end of April, before equity prices appeared to settle into a narrow range during May and June.

Q: What were your principal strategies during the six months ended June 30, 2009, and how did they affect Portfolio performance?

A: Throughout the six months, we maintained our long-term focus on fundamentally sound, financially strong mid-cap stocks selling at attractive prices. We invested the Portfolio in companies with solid financial balance sheets and seasoned, successful managements. These generally higher-quality corporations tended to hold up relatively well when the equity market was in distress, during January and February of 2009. However, when market sentiment turned in early March, the rally was led by lower-quality stocks that had fallen the hardest (sometimes to depression-level values) when equity prices were plummeting.

    Overall, the Portfolio outperformed the Russell Index for the six-month period, but it tended to trail Lipper's competitive portfolio averages because of our consistent bias in favor of higher-quality companies, which lagged their lower-quality counterparts over the final four months of the period through June 30, 2009. Our discipline leads us to place primary emphasis on individual stock selection, based upon our fundamental research. Hence, the Portfolio's sector weightings tend to be an outcome of the aggregate individual security selections that we make.

A Word About Risk:

Investments in mid-sized companies may offer the potential for higher returns but are also subject to greater short-term price fluctuations than larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q: What investments most influenced the Portfolio's results during the six months ended June 30, 2009?

A: Stock selections in the financials sector, in which the Portfolio was underweighted, outperformed their counterparts, especially during the first two months of the year. Information technology, utilities and energy choices also fared well. However, Portfolio holdings in the consumer discretionary, consumer staples and health care sector tended to be a drag on performance results relative to the Russell Index.

    The top individual contributor to Portfolio performance during the semiannual period was Teradata, a technology company that specializes in providing data storage services to commercial customers. Interpublic Group, a company that owns several advertising and marketing agencies, appreciated as the longer-term outlook for consumer spending seemed to brighten. DR Horton, a major national homebuilder, also gained when the stock market staged a robust rally in the final months of the period. Other notable contributors included: CME Group, which operates one of the world's largest trading exchanges for derivative securities; Computer Science Corporation, which specializes in information technology contract and consulting work for corporations and government agencies; Weatherford International, an oil drilling corporation; and NVIDIA, a leader in providing specialized computing technologies for visually oriented applications.

    Several stock selection decisions held back the Portfolio's results, however. We did not own Ford Motor early in the period because of our concerns about the corporation's quality and long-term future. However, its stock appreciated substantially when the market began rallying, in part because it was able to avoid the bankruptcy process, unlike either General Motors or Chrysler. We established a small position in Ford later in the period. Similarly, the Portfolio's lack of exposure to software corporation Sun Microsystems hurt returns when it was acquired by Oracle at a premium price. An investment in Waste Management, a national refuse management and disposal firm, held back Portfolio results because it was viewed as a more defensive stock at a time when lower-quality stocks performed well. NCR Corporation, which specializes in automatic teller machines (ATMs) and cash registers, declined as demand slackened. Other lagging performers for the Portfolio over the six months ended June 30, 2009, included Avery Dennison, a manufacturer of labels and other office supplies, and Safeway, the supermarket chain, which underperformed as lower-quality companies rallied.

Q:  What is your investment outlook?

A: We believe corporate quarterly earnings reports and outlooks during the second half of the year will be critical in determining the direction of stock prices. Up until now, corporations have been issuing very pessimistic guidance about future earnings. If that were to change, it would be an important signal that the economy is improving. Looking ahead, we have slightly increased the Portfolio's exposure to better-quality financial companies, including real estate investment trusts (REITs), because we think the entire financials sector was punished for the well-documented problems of some companies. At the same time, we intend to maintain our focus on the better-quality companies.

    Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

    Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/09 (UNAUDITED)
--------------------------------------------------------------------------------

      Shares                                                       Value
                   COMMON STOCKS - 95.1%
                   Energy - 6.8%
                   Coal & Consumable Fuels - 0.8%
      44,900       Consol Energy, Inc.                      $  1,524,804
                                                            ------------
                   Oil & Gas Drilling - 0.6%
      16,200       Transocean, Ltd.*                        $  1,203,498
                                                            ------------
                   Oil & Gas Equipment & Services - 0.7%
      54,700       Smith International, Inc. (b)            $  1,408,525
                                                            ------------
                   Oil & Gas Exploration & Production - 3.5%
      26,670       Devon Energy Corp.                       $  1,453,515
      42,500       Noble Affiliates, Inc.                      2,506,225
      32,400       Range Resources Corp.                       1,341,684
      37,100       XTO Energy, Inc.                            1,414,994
                                                            ------------
                                                            $  6,716,418
                                                            ------------
                   Oil & Gas Storage & Transportation - 1.2%
     259,090       El Paso Corp. (b)                        $  2,391,401
                                                            ------------
                   Total Energy                             $ 13,244,646
                                                            ------------
                   Materials - 5.9%
                   Diversified Chemical - 0.6%
      26,600       FMC Corp.                                $  1,258,180
                                                            ------------
                   Fertilizers & Agricultural Chemicals - 0.0%
         396       The Mosaic Co.*                          $     17,543
                                                            ------------
                   Forest Products - 0.7%
      42,400       Weyerhaeuser Co.                         $  1,290,232
                                                            ------------
                   Gold - 0.9%
      41,467       Newmont Mining Corp.                     $  1,694,756
                                                            ------------
                   Industrial Gases - 0.8%
      39,300       Airgas, Inc.                             $  1,592,829
                                                            ------------
                   Metal & Glass Containers - 2.9%
     123,041       Ball Corp.                               $  5,556,532
                                                            ------------
                   Total Materials                          $ 11,410,072
                                                            ------------
                   Capital Goods - 4.3%
                   Electrical Component & Equipment - 0.7%
      38,700       Rockwell International Corp.             $  1,243,044
                                                            ------------
                   Industrial Machinery - 1.2%
      30,162       Crane Co.                                $    672,914
      54,800       Ingersoll-Rand Plc                          1,145,320
      25,020       Kennametal, Inc.                              479,884
                                                            ------------
                                                            $  2,298,118
                                                            ------------
                   Trading Companies & Distributors - 2.4%
      57,854       W.W. Grainger, Inc.                      $  4,737,086
                                                            ------------
                   Total Capital Goods                      $  8,278,248
                                                            ------------
                   Commercial Services & Supplies - 4.9%
                   Environmental & Facilities Services - 2.3%
      55,968       Republic Services, Inc.                  $  1,366,179
     108,642       Waste Management, Inc.*(b)                  3,059,359
                                                            ------------
                                                            $  4,425,538
                                                            ------------

      Shares                                                       Value
                   Office Services & Supplies - 1.2%
      92,020       Avery Dennison Corp.                     $  2,363,074
                                                            ------------
                   Research & Consulting Services - 1.4%
     107,090       Equifax, Inc.*                           $  2,795,049
                                                            ------------
                   Total Commercial Services &
                   Supplies                                 $  9,583,661
                                                            ------------
                   Transportation - 0.6%
                   Airlines - 0.6%
     178,700       Southwest Airlines Co.                   $  1,202,651
                                                            ------------
                   Total Transportation                     $  1,202,651
                                                            ------------
                   Automobiles & Components - 1.5%
                   Auto Parts & Equipment - 1.0%
      56,000       BorgWarner, Inc.                         $  1,912,400
                                                            ------------
                   Automobile Manufacturers - 0.5%
     166,900       Ford Motor Corp.*                        $  1,013,083
                                                            ------------
                   Total Automobiles &
                   Components                               $  2,925,483
                                                            ------------
                   Consumer Durables & Apparel - 2.1%
                   Footwear - 0.6%
      23,000       Nike, Inc.                               $  1,190,940
                                                            ------------
                   Homebuilding - 1.0%
     226,300       Pulte Homes, Inc.*(b)                    $  1,998,229
                                                            ------------
                   Household Appliances - 0.5%
      29,900       Snap-On, Inc.                            $    859,326
                                                            ------------
                   Total Consumer Durables &
                   Apparel                                  $  4,048,495
                                                            ------------
                   Consumer Services - 1.6%
                   Restaurants - 1.6%
     114,900       Burger King Holdings, Inc.               $  1,984,323
      78,900       Starbucks Corp.*                            1,095,921
                                                            ------------
                                                            $  3,080,244
                                                            ------------
                   Total Consumer Services                  $  3,080,244
                                                            ------------
                   Media - 3.4%
                   Advertising - 2.0%
     758,994       The Interpublic Group of Companies,
                   Inc.*                                    $  3,832,920
                                                            ------------
                   Movies & Entertainment - 1.4%
     125,062       Viacom, Inc. (Class B)*                  $  2,838,907
                                                            ------------
                   Total Media                              $  6,671,827
                                                            ------------
                   Retailing - 2.0%
                   Apparel Retail - 1.2%
     140,682       Gap, Inc. (b)                            $  2,307,185
                                                            ------------
                   Department Stores - 0.8%
      38,175       J.C. Penney Co., Inc. (b)                $  1,096,004
      25,300       Nordstrom, Inc. (b)                           503,217
                                                            ------------
                                                            $  1,599,221
                                                            ------------
                   Total Retailing                          $  3,906,406
                                                            ------------


6  The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Shares                                                       Value
                   Food & Drug Retailing - 2.7%
                   Food Retail - 2.7%
      76,469       Kroger Co.                               $  1,686,141
     173,411       Safeway, Inc.                               3,532,382
                                                            ------------
                                                            $  5,218,523
                                                            ------------
                   Total Food & Drug Retailing              $  5,218,523
                                                            ------------
                   Food, Beverage & Tobacco - 4.2%
                   Brewers - 1.3%
      58,032       Molson Coors Brewing Co. (Class B)       $  2,456,495
                                                            ------------
                   Distillers & Vintners - 0.7%
     104,500       Constellation Brands, Inc.*              $  1,325,060
                                                            ------------
                   Packaged Foods & Meats - 1.3%
      51,500       The J.M. Smucker Co.                     $  2,505,990
                                                            ------------
                   Tobacco - 0.9%
      27,378       Lorillard, Inc.                          $  1,855,407
                                                            ------------
                   Total Food, Beverage &
                   Tobacco                                  $  8,142,952
                                                            ------------
                   Household & Personal Products - 1.8%
                   Household Products - 0.6%
      20,000       Energizer Holdings, Inc.*                $  1,044,800
                                                            ------------
                   Personal Products - 1.2%
      73,580       Estee Lauder Co.                         $  2,403,859
                                                            ------------
                   Total Household & Personal
                   Products                                 $  3,448,659
                                                            ------------
                   Health Care Equipment & Services - 6.2%
                   Health Care Distributors - 1.0%
      64,282       Cardinal Health, Inc.                    $  1,963,815
                                                            ------------
                   Health Care Equipment - 0.8%
     120,800       Boston Scientific Corp.*                 $  1,224,912
       9,000       Zimmer Holdings, Inc.*                        383,400
                                                            ------------
                                                            $  1,608,312
                                                            ------------
                   Health Care Services - 2.7%
     203,499       Omnicare, Inc. (b)                       $  5,242,134
                                                            ------------
                   Managed Health Care - 1.7%
      47,963       Aetna, Inc.                              $  1,201,473
      81,714       CIGNA Corp.                                 1,968,490
                                                            ------------
                                                            $  3,169,963
                                                            ------------
                   Total Health Care Equipment &
                   Services                                 $ 11,984,224
                                                            ------------
                   Pharmaceuticals & Biotechnology - 2.6%
                   Life Sciences Tools & Services - 1.4%
      65,800       Thermo Fisher Scientific, Inc.*          $  2,682,666
                                                            ------------
                   Pharmaceuticals - 1.2%
      94,900       Forest Laboratories, Inc.*               $  2,382,939
                                                            ------------
                   Total Pharmaceuticals &
                   Biotechnology                            $  5,065,605
                                                            ------------

      Shares                                                       Value
                   Banks - 3.7%
                   Regional Banks - 2.3%
      26,550       City National Corp. (b)                  $    977,837
      54,417       First Horizon National Corp.*                 653,007
     205,249       KeyCorp                                     1,075,505
      15,000       M&T Bank Corp. (b)                            763,950
      26,387       PNC Bank Corp.                              1,024,079
       2,058       Zions Bancorporation                           23,790
                                                            ------------
                                                            $  4,518,168
                                                            ------------
                   Thrifts & Mortgage Finance - 1.4%
      88,000       New York Community Bancorp, Inc. (b)     $    938,080
     114,630       People's Bank                               1,724,035
                                                            ------------
                                                            $  2,662,115
                                                            ------------
                   Total Banks                              $  7,180,283
                                                            ------------
                   Diversified Financials - 3.4%
                   Asset Management & Custody Banks - 2.0%
      20,000       Franklin Resources, Inc.                 $  1,440,200
      44,300       Northern Trust Corp.                        2,378,024
                                                            ------------
                                                            $  3,818,224
                                                            ------------
                   Investment Banking & Brokerage - 1.4%
     102,923       Lazard, Ltd.                             $  2,770,687
                                                            ------------
                   Total Diversified Financials             $  6,588,911
                                                            ------------
                   Insurance - 9.2%
                   Insurance Brokers - 1.7%
      36,229       Aon Corp.                                $  1,371,992
      90,400       Marsh & McLennan Co., Inc.                  1,819,752
                                                            ------------
                                                            $  3,191,744
                                                            ------------
                   Life & Health Insurance - 3.7%
      53,700       Lincoln National Corp.                   $    924,177
      45,500       Principal Financial Group, Inc.*              857,220
     340,789       Unum Group                                  5,404,914
                                                            ------------
                                                            $  7,186,311
                                                            ------------
                   Multi-Line Insurance - 0.7%
      59,100       Assurant, Inc.                           $  1,423,719
                                                            ------------
                   Property & Casualty Insurance - 1.2%
      44,400       Axis Capital Holdings, Ltd.              $  1,162,392
      75,839       Progressive Corp.*                          1,145,927
                                                            ------------
                                                            $  2,308,319
                                                            ------------
                   Reinsurance - 1.9%
      80,482       Renaissancere Holdings, Ltd.             $  3,745,632
                                                            ------------
                   Total Insurance                          $ 17,855,725
                                                            ------------
                   Real Estate - 5.5%
                   Diversified Real Estate Investment Trusts - 0.5%
      22,390       Vornado Realty Trust (b)                 $  1,008,222
                                                            ------------
                   Mortgage Real Estate Investment Trusts - 1.9%
     241,945       Annaly Capital Management, Inc.          $  3,663,047
                                                            ------------


   The accompanying notes are an integral part of these financial statements.  7

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/09 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

      Shares                                                       Value
                   Office Real Estate Investment Trusts - 0.7%
      30,270       Boston Properties, Inc.                  $  1,443,879
                                                            ------------
                   Residential Real Estate Investment Trusts - 0.3%
      26,100       Equity Residential Property Trust        $    580,203
                                                            ------------
                   Retail Real Estate Investment Trusts - 0.7%
      33,000       Kimco Realty Corp. (b)                   $    331,650
      31,800       Regency Centers Corp.                       1,110,138
                                                            ------------
                                                            $  1,441,788
                                                            ------------
                   Specialized Real Estate Investment Trusts - 1.4%
      19,940       Public Storage, Inc. (b)                 $  1,305,671
      44,600       Ventas, Inc.*                               1,331,756
                                                            ------------
                                                            $  2,637,427
                                                            ------------
                   Total Real Estate                        $ 10,774,566
                                                            ------------
                   Software & Services - 5.0%
                   Data Processing & Outsourced Services - 4.0%
     158,000       Western Union Co.                        $  2,591,200
      83,338       Computer Sciences Corp.*                    3,691,873
      31,500       Fiserv, Inc.*                               1,439,550
                                                            ------------
                                                            $  7,722,623
                                                            ------------
                   Home Entertainment Software - 0.5%
      47,100       Electronic Arts, Inc.*                   $  1,023,012
                                                            ------------
                   Internet Software & Services - 0.5%
      56,400       eBAY, Inc.*                              $    966,132
                                                            ------------
                   Total Software & Services                $  9,711,767
                                                            ------------
                   Technology Hardware & Equipment - 5.7%
                   Computer Hardware - 4.5%
     272,580       NCR Corp.*                               $  3,224,621
     240,620       Teradata Corp.*                             5,637,727
                                                            ------------
                                                            $  8,862,348
                                                            ------------
                   Office Electronics - 1.2%
     355,023       Xerox Corp.                              $  2,300,549
                                                            ------------
                   Total Technology Hardware &
                   Equipment                                $ 11,162,897
                                                            ------------
                   Semiconductors - 1.2%
                   Semiconductor Equipment - 0.5%
      80,110       Applied Materials, Inc.                  $    878,807
                                                            ------------
                   Semiconductors - 0.7%
      51,360       Analog Devices, Inc.                     $  1,272,701
                                                            ------------
                   Total Semiconductors                     $  2,151,508
                                                            ------------
                   Telecommunication Services - 0.6%
                   Integrated Telecommunication Services - 0.6%
     145,800       Windstream Corp.                         $  1,218,888
                                                            ------------
                   Total Telecommunication
                   Services                                 $  1,218,888
                                                            ------------

      Shares                                                       Value
                   Utilities - 10.2%
                   Electric Utilities - 3.1%
      89,743       Edison International                     $  2,823,315
      48,991       FirstEnergy Corp.                           1,898,401
      40,700       Southern Co.                                1,268,212
                                                            ------------
                                                            $  5,989,928
                                                            ------------
                   Gas Utilities - 0.8%
      48,601       Questar Corp.                            $  1,509,547
                                                            ------------
                   Multi-Utilities - 6.3%
     125,288       NSTAR                                    $  4,022,997
      46,400       PG&E Corp.                                  1,783,616
      68,484       Public Service Enterprise Group, Inc.       2,234,633
      84,110       Sempra Energy Corp.                         4,174,379
                                                            ------------
                                                            $ 12,215,625
                                                            ------------
                   Total Utilities                          $ 19,715,100
                                                            ------------
                   TOTAL COMMON STOCKS
                   (Cost $197,176,713)                      $184,571,341
                                                            ------------

Principal
Amount ($)                                                         Value
                   TEMPORARY CASH INVESTMENTS - 12.6%
                   Repurchase Agreement - 4.4%
   8,625,000       BNP Paribas, 0.19%, dated
                   6/30/09, repurchase price of
                   $8,625,000 plus accrued interest
                   on 7/1/09 collateralized by the
                   following:
                     $4,047,934 Federal National
                       Mortgage Association (ARM),
                       3.958-5.683%,
                       6/1/35-7/1/39
                     $4,749,566 Federal Home Loan
                       Mortgage Corp.,
                       6.114-6.824%,
                       10/1/36-6/1/37                       $  8,625,000
                                                            ------------
                   Total Repurchase Agreement               $  8,625,000
                                                            ------------
                   Securities Lending Collateral - 8.2% (c)
                   Certificates of Deposit:
     356,588       Abbey National Plc, 1.27%,
                   8/13/09                                  $    356,588
     534,881       Royal Bank of Canada NY, 1.19%,
                   8/7/09                                        534,881
     641,858       Svenska Bank NY, 1.48%, 7/8/09                641,858
     712,446       Cafco, 0.40%, 10/1/09                         712,446
     498,834       Ciesco, 0.40%, 9/1/09                         498,834
     534,848       Fasco, 0.25%, 7/10/09                         534,848
     712,525       Kithaw, 0.40%, 9/21/09                        712,525
     712,997       Merrill Lynch, 0.61%, 8/14/09                 712,997
     713,175       CBA, 1.35%, 7/16/09                           713,175
     713,175       Societe Generale, 1.06%, 9/4/09               713,175


8  The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal
Amount ($)                                                         Value
                   Certificates of Deposit - Continued
         713,175   U.S. Bank NA, 0.76%, 8/24/09             $    713,175
                                                            ------------
                                                            $  6,844,502
                                                            ------------
                   Commercial Paper:
         713,175   Monumental Global Funding, Ltd.,
                   1.28%, 8/17/09                                713,175
         356,588   CME Group, Inc., 1.21%, 8/6/09                356,588
         535,079   GE, 0.47%, 9/18/09                            535,079
         143,950   GE, 0.79%, 10/26/09                           143,950
         700,338   American Honda Finance Corp.,
                   1.27%, 7/14/09                                700,338
         713,175   HSBC Bank, Inc., 1.31%, 8/14/09               713,175
         178,294   IBM, 0.88%, 9/25/09                           178,294
         641,858   New York Life Global, 0.75%,
                   9/4/09                                        641,858
                                                            ------------
                                                            $  3,982,457
                                                            ------------
                   Tri-party Repurchase Agreements:
       1,996,890   Deutsche Bank, 0.08%, 7/1/09             $  1,996,890
       2,377,676   Barclays Capital Markets, 0.01%,
                   7/1/09                                      2,377,676
                                                            ------------
                                                            $  4,374,566
                                                            ------------
       Shares
                   Money Market Mutual Fund:
         713,175   JPMorgan U.S. Government Money
                   Market Fund                              $    713,175
                                                            ------------
                   Total Securities Lending
                   Collateral                               $ 15,914,700
                                                            ------------
                   TOTAL TEMPORARY CASH
                   INVESTMENTS
                   (Cost $24,539,700)                       $ 24,539,700
                                                            ------------
                   TOTAL INVESTMENT IN
                   SECURITIES - 107.7%
                   (Cost $221,716,413)(a)                   $209,111,041
                                                            ------------
                   OTHER ASSETS AND
                   LIABILITIES - (7.7)%                     $(14,909,755)
                                                            ------------
                   TOTAL NET ASSETS - 100.0%                $194,201,286
                                                            ============

*     Non-income producing security.
(a) At June 30, 2009, the net unrealized loss on investments based on cost for federal income tax purposes of $223,347,685 was as follows:

      Aggregate gross unrealized gain for all investments
        in which there is an excess of value over tax cost  $ 12,712,660
      Aggregate gross unrealized loss for all investments
        in which there is an excess of tax cost over value   (26,949,304)
                                                            ------------
      Net unrealized loss                                   $(14,236,644)
                                                            ============

(b)   At June 30, 2009, the following securities were out on loan:

         Shares                 Description                     Value
         25,500      City National Corp.                    $   938,400
        170,000      El Paso Corp.                            1,564,000
         95,400      Gap, Inc.                                1,564,560
          9,000      J.C. Penney Co., Inc.                      258,300
         32,300      Kimco Realty Corp.                         326,230
         14,800      M&T Bank Corp.                             753,320
         86,800      New York Community Bancorp, Inc.           928,760
         25,000      Nordstrom, Inc.                            497,500
         50,000      Omnicare, Inc.                           1,290,000
         19,500      Public Storage, Inc.                     1,277,250
        220,000      Pulte Homes, Inc. *                      1,936,000
         35,000      Smith International, Inc.                  903,000
          3,500      Vornado Realty Trust                       157,500
        107,500      Waste Management, Inc. *                 3,031,500
                                                            -----------
                     Total                                  $15,426,320
                                                            ===========

(c)   Securities lending collateral is managed by Credit Suisse, New York
      Branch.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2009 aggregated $72,308,117 and $66,616,069, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of June 30, 2009, in valuing the Portfolio's assets:

                       Level 1        Level 2   Level 3          Total
Common Stocks     $184,571,341    $         -      $-     $184,571,341
Temporary Cash
   Investments         713,175     23,826,525       -       24,539,700
                  ------------    -----------      --     ------------
Total             $185,284,516    $23,826,525      $-     $209,111,041
                  ============    ===========      ==     ============


   The accompanying notes are an integral part of these financial statements.  9

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                       Six Months
                                                     Ended 6/30/09   Year Ended
                                                      (unaudited)     12/30/08
Class I
Net asset value, beginning of period                    $  11.72      $  19.22
                                                        --------      --------
Increase (decrease) from investment operations:
 Net investment income                                  $   0.10      $   0.23
 Net realized and unrealized gain (loss) on
  investments                                               0.38         (6.24)
                                                        --------      --------
  Net increase (decrease) from investment
    operations                                          $   0.48      $  (6.01)
Distributions to shareowners:
 Net investment income                                     (0.20)        (0.19)
 Net realized gain                                            --         (1.30)
                                                        --------      --------
Net increase (decrease) in net asset value              $   0.28      $  (7.50)
                                                        --------      --------
Net asset value, end of period                          $  12.00      $  11.72
                                                        =======-      ========
Total return*                                               4.07%       (33.58)%
Ratio of net expenses to average net assets+                0.76%**       0.77%
Ratio of net investment income to average net
 assets+                                                    1.57%**       1.23%
Portfolio turnover rate                                       79%**         60%
Net assets, end of period (in thousands)                $101,094      $103,527
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                               0.76%**       0.77%
 Net investment income                                      1.57%**       1.23%

                                                     Year Ended   Year Ended   Year Ended   Year Ended
                                                      12/31/07     12/31/06     12/31/05     12/31/04
Class I
Net asset value, beginning of period                  $ 20.32      $  25.00     $  24.67     $  20.47
                                                      -------      --------     --------     --------
Increase (decrease) from investment operations:
 Net investment income                                $  0.21      $   0.20     $   0.15     $   0.08
 Net realized and unrealized gain (loss) on
  investments                                            1.11          1.98         1.75         4.41
                                                      -------      --------     -------      --------
  Net increase (decrease) from investment
    operations                                        $  1.32      $   2.18     $   1.90     $   4.49
Distributions to shareowners:
 Net investment income                                   (0.17)       (0.26)       (0.08)       (0.08)
 Net realized gain                                       (2.25)       (6.60)       (1.49)       (0.21)
                                                      --------     --------     --------     --------
Net increase (decrease) in net asset value            $  (1.10)    $  (4.68)    $   0.33     $   4.20
                                                      --------     --------     --------     --------
Net asset value, end of period                        $  19.22     $  20.32     $  25.00     $  24.67
                                                      ========     ========     ========     ========
Total return*                                             5.58%       12.59%        7.88%       22.12%
Ratio of net expenses to average net assets+              0.71%        0.71%        0.71%        0.72%
Ratio of net investment income to average net
 assets+                                                  0.80%        0.88%        0.58%        0.53%
Portfolio turnover rate                                     57%         104%          42%          55%
Net assets, end of period (in thousands)              $192,387     $292,001     $288,837     $303,138
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                             0.71%        0.71%        0.71%        0.72%
 Net investment income                                    0.80%        0.88%        0.58%        0.53%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


10  The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                       Six Months
                                                     Ended 6/30/09   Year Ended
                                                      (unaudited)     12/31/08
Class II
Net asset value, beginning of period                  $ 11.66         $ 19.13
                                                      -------         -------
Increase (decrease) from investment operations:
 Net investment income                                $  0.05         $  0.15
 Net realized and unrealized gain (loss) on
  investments                                            0.40           (6.18)
                                                      -------         -------
  Net increase (decrease) from investment
    operations                                        $  0.45         $ (6.03)
Distributions to shareowners:
 Net investment income                                  (0.16)          (0.14)
 Net realized gain                                         --           (1.30)
                                                      -------         -------
Net increase (decrease) in net asset value            $  0.29         $ (7.47)
                                                      -------         -------
Net asset value, end of period                        $ 11.95         $ 11.66
                                                      =======         =======
Total return*                                            3.88%         (33.76)%
Ratio of net expenses to average net assets+             1.01%**         1.02%
Ratio of net investment income to average net
 assets+                                                 1.35%**         1.00%
Portfolio turnover rate                                    79%**           60%
Net assets, end of period (in thousands)              $93,108         $78,419
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                            1.01%**         1.02%
 Net investment income                                   1.35%**         1.00%

                                                     Year Ended   Year Ended   Year Ended   Year Ended
                                                      12/31/07     12/31/06     12/31/05     12/31/04
Class II
Net asset value, beginning of period                  $  20.24     $  24.72     $ 24.44      $  20.32
                                                      --------     --------     -------      --------
Increase (decrease) from investment operations:
 Net investment income                                $   0.10     $   0.07     $  0.35      $   0.01
 Net realized and unrealized gain (loss) on
  investments                                             1.17         2.05        1.47          4.38
                                                      --------     --------     -------      --------
  Net increase (decrease) from investment
    operations                                        $   1.27     $   2.12     $  1.82      $   4.39
Distributions to shareowners:
 Net investment income                                   (0.13)          --       (0.05)        (0.06)
 Net realized gain                                       (2.25)       (6.60)      (1.49)        (0.21)
                                                      --------     --------     -------      --------
Net increase (decrease) in net asset value            $  (1.11)    $  (4.48)    $  0.28      $   4.12
                                                      --------     --------     -------      --------
Net asset value, end of period                        $  19.13     $  20.24     $ 24.72      $  24.44
                                                      ========     ========     =======      ========
Total return*                                             5.35%       12.27%       7.64%        21.77%
Ratio of net expenses to average net assets+              0.96%        0.96%       0.95%         0.97%
Ratio of net investment income to average net
 assets+                                                  0.63%        0.63%       0.25%         0.29%
Portfolio turnover rate                                     57%         104%         42%           55%
Net assets, end of period (in thousands)              $124,722     $100,696     $88,217      $536,837
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                             0.96%        0.96%       0.95%         0.97%
 Net investment income                                    0.63%        0.63%       0.25%         0.29%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


  The accompanying notes are an integral part of these financial statements.  11

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/09 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (including securities loaned of $15,426,320) (cost $221,716,413)  $ 209,111,041
 Cash                                                                                             859,500
 Receivables -
 Investment securities sold                                                                     3,692,418
 Portfolio shares sold                                                                          2,290,636
 Dividends and interest                                                                           421,400
 Other                                                                                              1,348
                                                                                            -------------
  Total assets                                                                              $ 216,376,343
                                                                                            -------------
LIABILITIES:
 Payables -
 Investment securities purchased                                                            $   5,593,541
 Portfolio shares repurchased                                                                     605,330
 Upon return of securities loaned                                                              15,914,700
 Due to affiliates                                                                                  8,257
 Accrued expenses                                                                                  53,229
                                                                                            -------------
  Total liabilities                                                                         $  22,175,057
                                                                                            -------------
NET ASSETS:
 Paid-in capital                                                                            $ 261,680,150
 Undistributed net investment income                                                            1,364,932
 Accumulated net realized loss on investments                                                 (56,238,424)
 Net unrealized loss on investments                                                           (12,605,372)
                                                                                            -------------
  Total net assets                                                                          $ 194,201,286
                                                                                            =============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $101,093,527/8,426,412 shares)                                           $       12.00
                                                                                            =============
 Class II (based on $93,107,759/7,789,764 shares)                                           $       11.95
                                                                                            =============


12  The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/09

INVESTMENT INCOME:
 Dividends                                                 $1,934,792
 Interest                                                       2,267
 Income from securities loaned, net                            76,663
                                                           ----------
  Total investment income                                                   $   2,013,722
                                                                            -------------
EXPENSES:
 Management fees                                           $  558,162
 Transfer agent fees
 Class I                                                          888
 Class II                                                         688
 Distribution fees
 Class II                                                      94,917
 Administrative reimbursements                                 29,537
 Custodian fees                                                10,913
 Professional fees                                             30,188
 Printing expense                                              14,093
 Fees and expenses of nonaffiliated trustees                    4,002
 Miscellaneous                                                  4,735
                                                           ----------
  Total expenses                                                            $     748,123
                                                                            -------------
  Net expenses                                                              $     748,123
                                                                            -------------
   Net investment income                                                    $   1,265,599
                                                                            -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized loss on investments                                           $ (20,401,180)
                                                                            -------------
 Change in net unrealized gain on investments                               $  25,741,485
                                                                            -------------
 Net gain on investments                                                    $   5,340,305
                                                                            -------------
 Net increase in net assets resulting from operations                       $   6,605,904
                                                                            =============


  The accompanying notes are an integral part of these financial statements.  13

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/09 and the Year Ended 12/31/08, respectively

                                                                         Six Months
                                                                            Ended
                                                                           6/30/09           Year Ended
                                                                         (unaudited)          12/31/08
FROM OPERATIONS:
Net investment income                                                  $   1,265,599       $    2,884,260
Net realized loss on investments                                         (20,401,180)         (35,476,385)
Change in net unrealized gain (loss) on investments                       25,741,485          (65,690,967)
                                                                       -------------       --------------
  Net increase (decrease) in net assets resulting from operations      $   6,605,904       $  (98,283,092)
                                                                       -------------       --------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.20 and $0.19 per share, respectively)                    $  (1,640,312)      $   (1,707,873)
  Class II ($0.16 and $0.14 per share, respectively)                      (1,213,857)            (933,034)
Net realized gain:
  Class I ($0.00 and $1.30 per share, respectively)                               --          (11,746,589)
  Class II ($0.00 and $1.30 per share, respectively)                              --           (8,472,833)
                                                                       -------------       --------------
    Total distributions to shareowners                                 $  (2,854,169)      $  (22,860,329)
                                                                       -------------       --------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                       $  23,663,377       $   29,104,880
Reinvestment of distributions                                              2,854,155           22,860,268
Cost of shares repurchased                                               (18,014,461)         (65,983,980)
                                                                       -------------       --------------
  Net increase (decrease) in net assets resulting from
    Portfolio share transactions                                       $   8,503,071       $  (14,018,832)
                                                                       -------------       --------------
  Net increase (decrease) in net assets                                $  12,254,806       $ (135,162,253)
NET ASSETS:
Beginning of period                                                      181,946,480          317,108,733
                                                                       -------------       --------------
End of period                                                          $ 194,201,286       $  181,946,480
                                                                       -------------       --------------
Undistributed net investment income                                    $   1,364,932       $    2,953,502
                                                                       =============       ==============

                                    '09 Shares       '09 Amount         '08 Shares        '08 Amount
                                   (unaudited)       (unaudited)
CLASS I
Shares sold                           399,423      $   4,525,092           488,623      $   7,499,231
Reinvestment of distributions         136,920          1,640,298           805,653         13,454,401
Less shares repurchased              (945,308)       (10,504,137)       (2,468,869)       (39,249,992)
                                    ---------      -------------        ----------      -------------
  Net decrease                       (408,965)     $  (4,338,747)       (1,174,593)     $ (18,296,360)
                                    =========      =============        ==========      =============
CLASS II
Shares sold                         1,657,887      $  19,138,285         1,345,722      $  21,605,649
Reinvestment of distributions         101,663          1,213,857           565,257          9,405,867
Less shares repurchased              (696,911)        (7,510,324)       (1,704,012)       (26,733,988)
                                    ---------      -------------        ----------      -------------
  Net increase                      1,062,639      $  12,841,818           206,967      $   4,277,528
                                    =========      =============        ==========      =============

14  The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/09 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer Mid Cap Value VCT Portfolio (the Portfolio) is one of 13 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distributions fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. The Portfolio's prospectuses contain unaudited information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's principal risks.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Portfolio may also use fair value methods to value a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At June 30, 2009, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Temporary cash investments are valued at cost, which approximates market value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Futures Contracts
   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives and are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/09 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

   securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging strategies and potentially result in a loss. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. As of June 30, 2009, the Portfolio had no open futures contracts.

C. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities, but are included with the net realized and unrealized gain or loss on investments.

D. Forward Foreign Currency Contracts
   The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. At June 30, 2009, the Portfolio had no outstanding portfolio or settlement hedges.

E. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   The Portfolio has elected to defer approximately $12,087,845 of capital losses recognized between November 1, 2008 and December 31, 2008 to its fiscal year ending December 31, 2009.

   At December 31, 2008, the Portfolio had a net capital loss carryforward of $22,205,829, which will expire in 2016 if not utilized.

   The tax character of current year distributions paid will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2008 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2008, were as follows:

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      2008
--------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary income                                               $  2,833,769
  Long-term capital gain                                          20,026,560
                                                                ------------
    Total distributions                                         $ 22,860,329
                                                                ============
  Distributable Earnings:
  Undistributed ordinary income                                 $  2,928,654
  Capital loss carryforward                                      (22,205,829)
  Post-October loss deferred                                     (11,975,295)
  Unrealized depreciation                                        (39,978,129)
                                                                ------------
    Total                                                       $(71,230,599)
                                                                ============
--------------------------------------------------------------------------------


   The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales and the tax treatment on partnership adjustments.

F. Portfolio Shares
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $107,072 in underwriting commissions on the sale of Trust shares for the six months ended June 30, 2009. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. Distributions paid by a Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that Class I and Class II shares can bear different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary cash investments. Credit Suisse, New York Branch, as the Portfolio's security lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends and interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio will be required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

H. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be at least equal to or in excess of the value of the repurchase agreement. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

PIM has contractually agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Portfolio to the extent required to reduce Portfolio expenses to 0.88% of the average daily net assets attributable to Class I shares through May 1, 2010.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,720 in management fees, administrative costs and certain other fees payable to PIM at June 30, 2009.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/09 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates.

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,909 in transfer agent fees payable to PIMSS at June 30, 2009.

4. Distribution Plan
The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $628 in distribution fees payable to PFD at June 30, 2009.

5. Expense Offsets Arrangements
The Portfolio has entered into an expense offset arrangement with PIMSS resulting in a reduction in the Portfolio's total expenses due to interest earned on cash held by PIMSS. For the six months ended June 30, 2009, the Portfolio's expenses were not reduced under this arrangement.

6. Subsequent Events
In preparing these financial statements, the Adviser has evaluated the impact of all subsequent events and transactions for potential recognition or disclosure through August 12, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Pioneer Variable Contracts Trust

Officers                                         Trustees
John F. Cogan, Jr., President                    John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President    David R. Bock
Mark E. Bradley, Treasurer                       Mary K. Bush
Dorothy E. Bourassa, Secretary                   Benjamin M. Friedman
                                                 Margaret B.W. Graham
                                                 Daniel K. Kingsbury
                                                 Thomas J. Perna
                                                 Marguerite A. Piret
                                                 Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)


Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   19609-03-0809

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST
                            Pioneer Money Market VCT Portfolio -- Class I Shares

                                                               SEMIANNUAL REPORT
                                                                   June 30, 2009

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------


Pioneer Money Market VCT Portfolio
  Portfolio and Performance Update               2
  Comparing Ongoing Portfolio Expenses           3
  Schedule of Investments                        4
  Financial Statements                           9
  Notes to Financial Statements                 13
  Trustees, Officers and Service Providers      15


This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.


Pioneer Variable Contracts Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO AND PERFORMANCE UPDATE 6/30/09
--------------------------------------------------------------------------------
Short-term interest rates remained at extraordinarily low levels throughout the first six months of 2009. Reacting to a crisis of confidence about the economy in the fall of 2008, the U.S. Federal Reserve (the Fed) continued its policy of encouraging the movement of money - or liquidity - in the financial system. In the following interview, Seth Roman reviews the investment environment and the strategies that affected Pioneer Money Market VCT Portfolio during the six months ended June 30, 2009. Mr. Roman is a member of Pioneer's Fixed Income Group, which is responsible for the daily management of the Portfolio.

Pioneer Money Market VCT Portfolio invests exclusively in high-quality money market instruments issued by the U.S. government and domestic corporations and banks.

Q: How did the Portfolio perform during the first six months of 2009?

A: Pioneer Money Market VCT Portfolio Class I shares had a total return of
   0.16% at net asset value during the six months ended June 30, 2009. During the same period, the average return of the 105 variable portfolios in Lipper's money market category was 0.16%. On June 30, 2009, the 7-day effective SEC yield on Class I shares was 0.01%. The Fund's net asset value per share remained stable at $1.00 throughout the six months.

Q: What was the investment environment like during the six months ended June
   30, 2009, and how did that affect your strategy for the Portfolio?

A: The capital markets remained shaken at the start of 2009, following the collapse or near-collapse in late 2008 of a number of major financial institutions, several of which received emergency assistance from the federal government. Investors remained very worried about risks in the markets. When the credit crisis was at its worst, banking institutions were increasingly fearful of lending to each other on an overnight basis. At the same time, institutional investors grew apprehensive about buying the commercial paper that major corporations typically issue to finance short-term cash needs, such as meeting payrolls. The London Interbank (LIBOR) rate, which tracks the rates at which banks are willing to lend to each other, reached extraordinarily high levels. All these concerns prompted the Fed to act to provide more money to the financial system. In its effort to reduce the LIBOR rate, the Fed also kept the federal funds target rate at historic lows of between 0% and 0.25%.

   In this environment, we focused on retaining our shareholders' capital. Our primary goal was to keep the Portfolio's net asset value stable at $1.00 by investing only in high-quality, very liquid - or easily tradable - short-term securities. To get as much yield as possible while keeping investment risks low, we also pursued a "barbelled" strategy with respect to the maturities of the securities in which we invested the Portfolio. This meant the Portfolio had a large proportion of assets in both very short-term securities and a relatively large proportion of assets in longer-dated, short-term securities. The very short-term securities helped provide adequate liquidity to the Portfolio, while the longer-dated securities provided more yield. We bought high-quality, low-risk investments, such as certificates of deposit issued by stronger banks, U.S. Treasuries, and short-term paper issued by government agencies with implied federal guarantees. We also purchased some secured loans to corporations because we were confident the Portfolio was protected by the assets backing up the debt. When high-quality municipal debt was available at higher yields than the taxable market provided, we also invested the Portfolio in some municipal bonds.

   The average credit ratings throughout the Portfolio remained at AAA, and the average maturity of Portfolio holdings at the end of the period, on June 30, 2009, was approximately 60 days.

   In this environment, we successfully protected the capital of investors, as the Portfolio's net asset value remained at $1.00. The Portfolio's yield, however, remained very low because of the exceptionally low interest-rate environment in the short-term market.

Q: What is your investment outlook?

A: Most observers anticipate that the Fed will keep the target federal funds rate, the most influential short-term interest rate, in its current range of 0% to 0.25% for the remainder of 2009. Given this expectation, we anticipate maintaining the Portfolio's present barbelled approach to maturities, trying to capture whatever yields are available in longer-dated, short-term securities, while also keeping investments in very short-term debt that provides liquidity to the Portfolio for shareholders' cash needs. We remain very cautious about credit risk, and we plan to continue to invest the Portfolio only in high-quality securities.


Prices and Distributions

                              6/30/09     12/31/08
Net Asset Value per Share     $ 1.00      $ 1.00


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/09 - 6/30/09)          Income         Capital Gains     Capital Gains
                            $ 0.0015       $  -              $  -


A Word About Risk:
Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Portfolio shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.


The Portfolio is participating in the U.S. Treasury's Temporary Guarantee Program for Money Market Funds and Portfolios. The Program generally does not guarantee any new investments in the Portfolio made after September 19, 2008, and is scheduled to expire on September 18, 2009. For more information about the Program's scope and limitations, please see the Portfolio's most recent prospectus as supplemented on May 1, 2009.


Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.


Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.


The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.


The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.


Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
---------------------
Average Annual Total Returns
(As of June 30, 2009)

-----------------------------
Net Asset Value
-----------------------------
10 Years                2.81%
5 Years                 2.93%
1 Year                  1.12%

All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

--------------------------------------------------------------------------------
Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------
As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Money Market VCT Portfolio

Based on actual returns from January 1, 2009 through June 30, 2009.



Share Class                                         I
---------------------------------------------------------
 Beginning Account Value on 1/1/09             $ 1,000.00
 Ending Account Value on 6/30/09               $ 1,001.60
 Expenses Paid During Period*                  $     3.67

* Expenses are equal to the Portfolio's annualized expense ratio of 0.74% for Class I shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Money Market VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2009 through June 30, 2009.



Share Class                                         I
---------------------------------------------------------
Beginning Account Value on 1/1/09              $ 1,000.00
Ending Account Value on 6/30/09                $ 1,021.12
Expenses Paid During Period*                   $     3.71

* Expenses are equal to the Portfolio's annualized expense ratio of 0.74% for Class I shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/09 (UNAUDITED)
--------------------------------------------------------------------------------

                      Floating      S&P/Moody's
Principal             Rate (b)      Ratings
Amount ($)            (unaudited)   (unaudited)                                                                         Value
                                                    CORPORATE BONDS - 14.4%
                                                    Energy - 0.8%
                                                    Integrated Oil & Gas - 0.8%
  405,000             2.79            NR/Aa1        BP Capital Markets Plc, Floating Rate Note, 1/11/10            $   405,000
                                                                                                                   -----------
                                                    Total Energy                                                   $   405,000
                                                                                                                   -----------
                                                    Household & Personal Products - 1.3%
                                                    Personal Products - 1.3%
  105,000             1.22            AA-/Aa3       Procter & Gamble Co., Floating Rate Note, 2/8/10               $   105,000
   70,000             1.00            AA-/Aa3       Procter & Gamble International, Floating Rate Note, 5/7/10          70,000
  475,000             1.05            AA-/Aa3       Procter & Gamble International, Floating Rate Note, 8/19/09        474,963
                                                                                                                   -----------
                                                                                                                   $   649,963
                                                                                                                   -----------
                                                    Total Household & Personal Products                            $   649,963
                                                                                                                   -----------
                                                    Banks - 8.2%
                                                    Diversified Banks - 5.2%
  900,000                             AA/Aa1        BNP Paribas SA, 1.6125%, 3/10/10                               $   899,602
  305,000             3.01            AA/Aa1        BNP Paribas SA, Floating Rate Note, 2/13/09                        305,000
  250,000             2.58            AAA/AAA       Rabobank Nederland NV, Floating Rate Note, 11/9/09 (144A)          249,974
  240,000                             AAA/Aaa       Rabobank Nederland NV, 1.226%, 5/19/10                             241,042
  250,000             1.54            AA-/AAA       Royal Bank of Canada, Floating Rate Note, 10/15/09 (144A)          250,145
  250,000             4.42            AA-/Aa1       Svenska Handelsbanken AB, Floating Rate Note, 8/6/09               249,979
   75,000             1.41            A+/Aa3        US Bancorp, Floating Rate Note, 5/6/10                              77,460
  165,000                             AA/A1         Wachovia Corp., 0.55%, 8/20/09                                     164,993
  100,000             1.48            AA-/A1        Wells Fargo Co., Floating Rate Note, 1/29/10                        99,674
                                                                                                                   -----------
                                                                                                                   $ 2,537,869
                                                                                                                   -----------
                                                    Regional Banks - 3.0%
  460,000                             A+/Aa3        Bank of America NA, 4.35%, 10/3/09                             $   458,095
  250,000                             AAA/Aaa       Bank of America NA, 1.3425%, 9/13/10                               250,000
  750,000             0.75            A+/Aa1        U.S. Bank NA Cincinnati, Floating Rate Note, 9/10/09               750,000
                                                                                                                   -----------
                                                                                                                   $ 1,458,095
                                                                                                                   -----------
                                                    Total Banks                                                    $ 3,995,964
                                                                                                                   -----------
                                                    Diversified Financials - 3.2%
                                                    Asset Management & Custody Banks - 0.2%
  100,000             1.63            AA-/Aa2       Bank of New York Mellon Corp, Floating Rate Note, 2/5/10       $    99,619
                                                                                                                   -----------
                                                    Diversified Financial Services - 1.6%
  115,000             1.46            AAA/Aaa       General Electric Capital Corp., Floating Rate Note, 7/8/10     $   115,072
  250,000                             A+/Aa3        JPMorgan Chase & Co., 1.596%, 11/19/09                             250,253
  410,000             1.62            A+/Aa3        JPMorgan Chase & Co., Floating Rate Note, 1/22/10                  409,292
                                                                                                                   -----------
                                                                                                                   $   774,617
                                                                                                                   -----------
                                                    Investment Banking & Brokerage - 1.4%
  135,000                             A+/Aa3        Bear Stearns Cos. LLC, 1.366%, 5/18/10                         $   134,299
   35,000                             A+/Aa3        Bear Stearns Cos. LLC, 1.39%, 7/16/09                               35,017
  535,000             0.75            A+/Aa3        Bear Stearns Cos. LLC, Floating Rate Note, 2/23/10                 534,288
                                                                                                                   -----------
                                                                                                                  $   703,604
                                                                                                                  -----------
                                                     Total Diversified Financials                                 $ 1,577,840
                                                                                                                  -----------

4  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                    Floating    S&P/Moody's
Principal           Rate (b)    Ratings
Amount ($)       (unaudited)    (unaudited)                                                                                 Value
                                               Technology Hardware & Equipment - 0.9%
                                               Computer Hardware - 0.9%
 415,000         3.13            A+/A1         IBM International Group Capital LLC, Floating Rate Note, 7/29/09       $   415,110
                                                                                                                      -----------
                                               Total Technology Hardware & Equipment                                  $   415,110
                                                                                                                      -----------
                                               TOTAL CORPORATE BONDS
                                               (Cost $7,043,877)                                                      $ 7,043,877
                                                                                                                      -----------
                                               U.S. GOVERNMENT & AGENCY OBLIGATIONS - 26.6%
 175,000                         NR/NR         Fannie Mae Discount Note, 0.0%, 8/3/09                                 $   174,687
 410,000         2.68            AAA/Aaa       Federal Farm Credit Bank, Floating Rate Note, 2/11/10                      410,626
 225,000                         AAA/AAA       Federal Home Loan Bank, 0.88%, 3/12/10                                     225,095
 505,000                         AAA/Aaa       Federal Home Loan Bank, 2.318%, 2/10/10                                    506,284
  20,000                         AAA/Aaa       Federal Home Loan Bank, 4.449%, 10/13/09                                    20,028
 460,000         2.64            AAA/Aaa       Federal Home Loan Bank, Floating Rate Note, 12/15/09                       458,994
 220,000         0.79            AAA/Aaa       Federal Home Loan Bank, Floating Rate Note, 2/19/10                        220,635
 435,000         0.72            AAA/AAA       Federal Home Loan Mortgage Corp., Floating Rate Note, 1/22/10              435,087
 505,000         1.23            AAA/Aaa       Federal Home Loan Mortgage Corp., Floating Rate Note, 8/24/10              505,294
,500,000                         AAA/Aaa       Federal National Mortgage Association, 0.97%, 8/5/10                     1,503,882
 555,000                         AAA/Aaa       Federal National Mortgage Association, 1.244%, 7/13/10                     554,972
  65,000                         AAA/Aaa       Federal National Mortgage Association, 4.37%, 1/21/10                       65,144
 235,000         0.68            AAA/Aaa       Federal National Mortgage Association, Floating Rate Note, 10/22/10        235,000
 485,000         2.73            AAA/Aaa       Federal National Mortgage Association, Floating Rate Note, 2/8/10          485,122
 420,000         0.41            AAA/Aaa       Federal National Mortgage Association, Floating Rate Note, 9/3/09          420,005
 455,000         0.63            AAA/AAA       Freddie Mac, Floating Rate Note, 1/8/10                                    455,057
 745,000         0.63            AAA/AAA       Freddie Mac, Floating Rate Note, 1/8/10                                    745,208
 225,000         1.04            AAA/Aaa       Freddie Mac, Floating Rate Note, 7/12/10                                   225,039
 250,000                         AAA/Aaa       U.S. Treasury Bill, 0.3045%, 12/10/09                                      249,657
 500,000                         AAA/Aaa       U.S. Treasury Bill, 0.3495%, 3/11/10                                       498,772
 525,000                         AAA/Aaa       U.S. Treasury Bill, 0.4445%, 6/3/10                                        522,816
,040,000                         AAA/Aaa       U.S. Treasury Bill, 0.505%, 4/1/10                                       2,032,928
 125,000                         AAA/Aaa       U.S. Treasury Bill, 0.507%, 7/1/10                                         124,359
 300,000                         AAA/Aaa       U.S. Treasury Bill, 0.5145%, 2/11/10                                       299,251
 260,000                         AAA/Aaa       U.S. Treasury Bill, 0.5145%, 5/6/10                                        258,908
 200,000                         AAA/Aaa       U.S. Treasury Bill, 0.692%, 12/17/09                                       199,519
 530,000                         AAA/Aaa       U.S. Treasury Bill, 0.8445%, 10/22/09                                      529,568
 320,000                         AAA/Aaa       U.S. Treasury Bill, 0.0%, 11/19/09                                         319,643
 390,000                         AAA/Aaa       U.S. Treasury Note, 3.5%, 2/15/10                                          396,925
                                                                                                                      -----------
                                                                                                                      $13,078,505
                                                                                                                      -----------
                                               TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                                               (Cost $13,078,505)                                                     $13,078,505
                                                                                                                      -----------
                                               MUNICIPAL BONDS - 1.6%
                                               Muni Utilities - 1.6%
 125,000                         A/NR          Chatom Industrial Development, 6.0%, 11/15/38                          $   125,000
 675,000         0.30            NR/Aa2        Southeast Alabama Gas, Floating Rate Note, 8/1/27                          675,000
                                                                                                                      -----------
                                                                                                                      $   800,000
                                                                                                                      -----------
                                               TOTAL MUNICIPAL BONDS
                                               (Cost $800,000)                                                        $   800,000
                                                                                                                      -----------

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/09 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

                     Floating   S&P/Moody's
Principal            Rate (b)   Ratings
Amount ($)        (unaudited)   (unaudited)                                                                         Value
                                                 MUTUAL FUND - 2.5%
 1,200,000         0.49                          BlackRock Liquidity Funds TempCash Portfolio                 $ 1,200,000
                                                                                                              -----------
                                                 TOTAL MUTUAL FUND
                                                 (Cost $1,200,000)                                            $ 1,200,000
                                                                                                              -----------
                                                 COMMERCIAL PAPER - 33.6%
   495,000         1.19            AA / Aaa      Bank of New York, Floating Rate Note, 4/23/10                $   496,080
   580,000                         A-1+/P-1      Bank of Nova Scotia, 0.9%, 10/21/09                              580,000
   350,000                         A-1+/P-1      Bank of Nova Scotia, 0.97%, 6/18/10                              350,000
   340,000                         A-1+/P-1      Bank of Nova Scotia, 1.11%, 5/11/10                              340,000
   340,000                         AA-/Aa1       Bank of Nova Scotia, 1.16%, 5/5/10                               340,000
   475,000                         A-1+/P-1      BNP Paribas/New York, 0.76%, 9/28/09                             475,000
   220,000                         AA/Aa1        BNP Paribas/New York, 1.15%, 7/9/09                              220,000
   500,000                         A-1+/P-1      CBA Delaware Finance, 0.22%, 7/23/09                             499,933
   125,000                         A-1+/P-1      CBA Delaware Finance, 0.28%, 8/31/09                             124,941
 1,000,000                         A+/Aa1        Credit Suisse/New York NY, 1.47%, 7/9/09                       1,000,026
   530,000         1.56            AA-/AA3       Credit Suisse/New York NY, 1.5575%, 8/14/09                      530,110
   840,000                         A-1/P-1       Danske Corp., 0.25%, 7/13/09                                     839,923
   495,000                         A-1/P-1       Danske Corp., 0.28%, 7/23/09                                     494,915
   410,000         3.41            AA/NR         Deutsche Bank New York, Floating Rate Note, 7/21/09              410,000
   100,000                         A-1+/P-1      Jacksonville Electric Authority, Inc., 1.1%, 7/31/09             100,000
   250,000                         A-1+/P-1      MetLife Funding, Inc., 0.23%, 7/8/09                             249,984
   245,000                         A-1+/P-1      MetLife Funding, Inc., 0.25%, 7/22/09                            244,954
   755,000                         A-1+/P-1      MetLife Funding, Inc., 0.27%, 7/7/09                             754,966
   200,000                         A-1+/P-1      Nordea Bank Finland Plc, 1.3%, 10/13/09                          200,114
   870,000                         A-1+/P-1      Nordea Bank NY, 3.23%, 7/10/09                                   870,004
   125,000                         A-1+/P-1      Nordea North America, 0.25%, 7/17/09                             124,985
   550,000                         A-1+/P-1      Nordea North America, 0.3%, 8/17/09                              549,785
   230,000                         A-1+/P-1      Rabobank Nederland NV, 0.55%, 12/1/09                            230,029
   530,000                         AAA/Aaa       Rabobank Nederland NV, 1.431%, 3/12/10                           530,000
   370,000                         A-1+/P-1      Rabobank USA Financing, 0.25%, 7/1/09                            370,000
   375,000                         AA-/Aaa       Royal Bank of Canada, 0.27%, 8/25/09                             375,000
   100,000         3.00            AA/AAA        Royal Bank of Canada, Floating Rate Note, 8/7/09                 100,000
   250,000         0.90            AA-/Aaa       Royal Bank of Canada, Floating Rate Note, 10/1/09                250,000
   535,000                         A-1/P-1       Societe Generale North America, Inc., 0.27%, 7/1/09              535,000
   250,000                         A-1/P-1       Societe Generale North America, Inc., 0.29%, 7/7/09              249,988
   140,000                         A-1/P-1       Societe Generale North America, Inc., 0.3%, 7/15/09              139,984
   550,000                         A-1/P-1       Societe Generale SA, 1.15%, 7/9/09                               550,000
   500,000                         A-1+/P-1      Svenska Handelsbanken AB, 0.3%, 7/13/09                          499,950
   250,000                         A-1+/P-1      Svenska Handelsbanken AB, 0.51%, 12/15/09                        249,409
   425,000                         AA-/Aa1       Svenska Handelsbanken AB, 0.7%, 7/17/09                          425,075
   110,000         1.46            AA-/Aa1       Svenska Handelsbanken AB, Floating Rate Note, 7/13/09            110,005
   100,000         1.48            NA/AA1        Svenska Handelsbanken SA, Floating Rate Note, 7/8/09             100,000
   260,000         4.91            AA/AAA        The Bank of New York Mellon, Floating Rate Note, 10/14/09        259,497
   535,000                         AA-/A1        Toronto Dominion Bank, 1.53375%, 1/28/10                         535,062
   220,000                         A-1+/P-1      Toronto Dominion Bank, 1.96%, 10/6/09                            220,038
   330,000                         A-1/P-2       Verizon Communications, Inc., 0.0%, 7/6/09 (144A)               329,9842

6  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    Floating   S&P/Moody's
Principal           Rate (b)   Ratings
Amount ($)       (unaudited)   (unaudited)                                                                            Value
                                                COMMERCIAL PAPER - (continued)
  250,000                         A-1/P-2       Verizon Communications, Inc., 0.32%, 7/8/09                     $   249,984
  250,000                         A-1+/P-1      Westpac Banking Corp., 0.33%, 9/8/09                                249,842
  160,000                         A-1+/P-1      Yale University, 0.32%, 9/15/09                                     159,892
                                                                                                                -----------
                                                                                                                $16,514,459
                                                                                                                -----------
                                                TOTAL COMMERCIAL PAPER
                                                (Cost $16,514,459)                                              $16,514,459
                                                                                                                -----------
                                                REPURCHASE AGREEMENTS - 21.5%
1,750,000                                       Bank of America, 0.06%, dated 6/30/09, repurchase price of
                                                $1,750,000 plus accrued interest on 7/1/09 collateralized by the following:
                                                $608,868 Federal National Mortgage Association (ARM),
                                                2.639%, 12/1/44
                                                $761,316 Federal Home Loan Mortgage Corp., 4.761%, 2/1/35
                                                $373,181 Freddie Mac Giant, 4.5%, 3/1/39
                                                $41,635 Federal National Mortgage Association, 6.0%, 2/1/38     $ 1,750,000
1,480,000                                       Barclays Plc, 0.06%, dated 6/30/09, repurchase price of
                                                $1,504,739 plus accrued interest on 7/1/09 collateralized by the following:
                                                $442,470 Federal National Mortgage Association (ARM),
                                                2.445 - 7.475%, 1/1/17 - 12/1/40
                                                $729,918 Federal National Mortgage Association, 4.0 - 9.5%,
                                                11/1/11 - 11/1/38
                                                $67,595 Federal Home Loan Mortgage Corp., 0.0 - 6.283%,
                                                7/1/21 - 7/1/39
                                                $264,756 Freddie Mac Giant, 4.0 - 7.5%, 12/1/09 - 6/1/39          1,480,000
2,450,000                                       BNP Paribas, 0.19%, dated 6/30/09, repurchase price of
                                                $2,450,000 plus accrued interest on 7/1/09 collateralized by the following:
                                                $1,149,848 Federal National Mortgage Association (ARM),
                                                3.958 - 5.683%, 6/1/35 - 7/1/39
                                                $1,349,152 Federal Home Loan Mortgage Corp., 6.114 - 6.824%,
                                                10/1/36 - 6/1/37                                                  2,450,000
2,450,000                                       Deutsche Bank, 0.09%, dated 6/30/09, repurchase price of
                                                $2,450,000 plus accrued interest on 7/1/09 collateralized by the following:
                                                $581,698 Federal National Mortgage Association (ARM),
                                                4.27 - 6.313%, 5/1/19 - 8/1/38
                                                $296,202 Federal Home Loan Mortgage Corp., 4.584 - 6.458%,
                                                4/1/36 - 9/1/37
                                                $384,146 Freddie Mac Giant, 5.0 - 7.0%, 10/1/26 - 9/1/38
                                                $104,623 Government National Mortgage Association, 7.0%,
                                                10/15/37 - 11/15/38
                                                $1,132,331 Federal National Mortgage Association, 5.0 - 7.0%,
                                                7/1/23 - 3/1/39                                                   2,450,000

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/09 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

                     Floating   S&P/Moody's
Principal            Rate (b)   Ratings
Amount ($)        (unaudited)   (unaudited)                                                                   Value
                                           REPURCHASE AGREEMENTS - (continued)
 2,450,000                                 JPMorgan, 0.06%, dated 6/30/09, repurchase price of
                                           $2,450,000 plus accrued interest on 7/1/09 collateralized
                                           by $2,488,748 Federal National Mortgage Association,
                                           5.0 - 6.0%, 8/1/23 - 2/1/34                                  $ 2,450,000
                                                                                                        -----------
                                                                                                        $10,580,000
                                                                                                        -----------
                                           TOTAL REPURCHASE AGREEMENTS
                                           (Cost $10,580,000)                                           $10,580,000
                                                                                                        -----------
                                           TOTAL INVESTMENT IN SECURITIES - 100.2%
                                           (Cost $49,216,841)(a)                                        $49,216,841
                                                                                                        -----------
                                           OTHER ASSETS AND LIABILITIES - (0.2)%                        $   (98,318)
                                                                                                        -----------
                                           TOTAL NET ASSETS - 100.0%                                    $49,118,523
                                                                                                        ===========

NR   Not rated by either S&P or Moody's.
     (144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2009, the value of these securities amounted to $830,103 or 1.7% of total net assets.
(a)  At June 30, 2009, cost for federal income tax purposes was $49,216,841.
(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

     Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2009 aggregated $1,173,806,936 and $1,163,385,331, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of June 30, 2009, in valuing the Portfolio's assets:


Commercial Paper                         Level 1         Level 2       Level 3         Total
------------------------------------------------------------------------------------------------
Commercial Paper                          $      -      $16,514,459         $-      $ 16,514,459
Corporate Bonds                                  -        7,043,877          -         7,043,877
Municipal Bonds                                  -          800,000          -           800,000
Mutual Funds                             1,200,000                -          -         1,200,000
Repurchase Agreements                            -       10,580,000          -        10,580,000
U.S. Government Agency Obligations               -       13,078,505          -        13,078,505
                                       -----------    -------------         --      ------------
Total                                  $1,200,000     $ 48,016,841          $-      $ 49,216,841
                                       ==========     =============         ====================



8 The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   Six Months
                                                                     Ended
                                                                    6/30/09     Year Ended
                                                                  (unaudited)    12/31/08
Class I
Net asset value, beginning of period                             $ 1.000       $ 1.000
                                                                 --------      --------
Increase from investment operations:
 Net investment income                                           $ 0.002       $ 0.023
 Net realized and unrealized loss (gain) on investments               --            --
                                                                 --------      --------
  Net increase from investment operations                        $ 0.002       $ 0.023
Distributions to shareowners:
 Net investment income                                            (0.002)       (0.023)
                                                                 --------      --------
Net asset value, end of period                                   $ 1.000       $ 1.000
                                                                 ========      ========
Total return*                                                       0.16%         2.38%
Ratio of net expenses to average net assets+                        0.74%**       0.77%
Ratio of net investment income to average net assets+               0.31%**       2.25%
Net assets, end of period (in thousands)                         $49,119       $39,070
Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                       0.74%**       0.77%
 Net investment income                                              0.31%**       2.25%



                                                                   Year Ended   Year Ended   Year Ended    Year Ended
                                                                    12/31/07     12/31/06     12/31/05      12/31/04
Class I
Net asset value, beginning of period                               $ 1.000      $ 1.000      $ 1.000      $ 1.000
                                                                   --------     --------     --------     --------
Increase from investment operations:
 Net investment income                                             $ 0.047      $ 0.040      $ 0.025      $ 0.007
 Net realized and unrealized loss (gain) on investments                 --           --           --           --
                                                                   --------     --------     --------     --------
  Net increase from investment operations                          $ 0.047      $ 0.040      $ 0.025      $ 0.007
Distributions to shareowners:
 Net investment income                                             (0.047)       (0.040)      (0.025)      (0.007)
                                                                   --------     --------     --------     --------
Net asset value, end of period                                     $ 1.000      $ 1.000      $ 1.000      $ 1.000
                                                                   ========     ========     ========     ========
Total return*                                                         4.83%        4.50%        2.47%        0.65%
Ratio of net expenses to average net assets+                          0.63%        0.61%        0.73%        0.74%
Ratio of net investment income to average net assets+                 4.70%        4.43%        2.40%        0.66%
Net assets, end of period (in thousands)                           $37,555      $34,334      $33,216      $42,896
Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                         0.63%        0.61%        0.73%        0.74%
 Net investment income                                                4.70%        4.43%        2.40%        0.66%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+  Ratios with no reduction for fees paid indirectly.
** Annualized.

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/09 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (cost $49,216,841)      $49,216,841
 Cash                                                           139,360
 Receivables --
 Portfolio shares sold                                            8,698
 Interest                                                        81,511
 Due from Pioneer Investment Management, Inc.                       261
 Other                                                            2,569
                                                            -----------
  Total assets                                              $49,449,240
                                                            -----------
LIABILITIES:
 Payables --
 Investment securities purchased                            $   201,986
 Portfolio shares repurchased                                    81,860
 Dividends                                                        3,617
 Due to affiliates                                                4,386
 Accrued expenses                                                38,868
                                                            -----------
  Total liabilities                                         $   330,717
                                                            -----------
NET ASSETS:
 Paid-in capital                                            $49,118,116
 Distributions in excess of net investment income                (2,673)
 Accumulated net realized gain on investments                     3,080
                                                            -----------
  Total net assets                                          $49,118,523
                                                            ===========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $49,118,523/49,151,813 shares)           $      1.00
                                                            ===========



10 The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
Six Months Ended 6/30/09


INVESTMENT INCOME:
 Interest                                                                       $221,789
                                                                                --------
  Total investment income                                                                     $221,789
                                                                                              --------
EXPENSES:
 Management fees                                                                $ 84,588
 Transfer agent fees                                                                 752
 Administrative reimbursements                                                     7,925
 Custodian fees                                                                   28,695
 Professional fees                                                                17,588
 Printing expense                                                                  3,399
 Fees and expenses of nonaffiliated trustees                                       3,651
 Miscellaneous                                                                    10,512
                                                                                --------
  Total expenses                                                                              $157,110
                                                                                              --------
  Less management fees waived and expenses reimbursed by Pioneer Investment
   Management, Inc.                                                                           $   (261)
                                                                                              --------
  Net expenses                                                                                $156,849
                                                                                              --------
   Net investment income                                                                      $ 64,940
                                                                                              --------
REALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments                                                             $  3,080
                                                                                              --------
 Net gain on investments                                                                      $  3,080
                                                                                              --------
 Net increase in net assets resulting from operations                                         $ 68,020
                                                                                              ========



The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/09 and the Year Ended 12/31/08, respectively


                                                                                Six Months
                                                                                  Ended
                                                                                 6/30/09          Year Ended
                                                                               (unaudited)         12/31/08
FROM OPERATIONS:
Net investment income                                                         $      64,940     $     875,455
Net realized gain on investments                                                      3,080            14,526
                                                                              -------------     -------------
  Net increase in net assets resulting from operations                        $      68,020     $     889,981
                                                                              -------------     -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.002 and $0.023 per share, respectively)                         $     (63,996)    $    (917,876)
                                                                              -------------     -------------
    Total distributions to shareowners                                        $     (63,996)    $    (917,876)
                                                                              -------------     -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                              $  22,029,338     $  17,165,161
Reinvestment of distributions                                                        63,995           917,876
Cost of shares repurchased                                                      (12,049,242)      (16,539,942)
                                                                              -------------     -------------
  Net increase in net assets resulting from Portfolio share transactions      $  10,044,091     $   1,543,095
                                                                              -------------     -------------
  Net increase in net assets                                                  $  10,048,115     $   1,515,200
NET ASSETS:
Beginning of period                                                              39,070,408        37,555,208
                                                                              -------------     -------------
End of period                                                                 $  49,118,523     $  39,070,408
                                                                              =============     =============
Distributions in excess of net investment income                              $      (2,673)    $      (3,617)
                                                                              =============     =============


                                     '09 Shares         '09 Amount
                                     (unaudited)        (unaudited)        '08 Shares         '08 Amount
Class I
Shares sold                           22,029,338      $  22,029,338         17,165,161      $  17,165,161
Reinvestment of distributions             63,995             63,995            917,876            917,876
Less shares repurchased              (12,049,242)       (12,049,242)       (16,539,942)       (16,539,942)
                                     -----------      -------------        -----------      -------------
  Net increase                        10,044,091      $  10,044,091          1,543,095      $   1,543,095
                                     ===========      =============        ===========      =============



12  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/09 (UNAUDITED)
--------------------------------------------------------------------------------
1. Organization and Significant Accounting Policies
Pioneer Money Market VCT Portfolio (the Portfolio) is one of 13 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to seek current income consistent with preserving capital and providing liquidity.

The Portfolio offers one class of shares designated as Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. Securities are valued at amortized cost, which approximates fair market value. Investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Interest income, including interest in income bearing cash accounts, is recorded on the accrual basis.

B. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or as from net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of current year distributions paid will be determined at the end of the current taxable year. The tax character of distributions paid during the fiscal year ended December 31, 2008 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2008, was as follows:

--------------------------------------------------------------------------------

--------------------------------------------
                                      2008
--------------------------------------------
 Distributions paid from:
 Ordinary income                    $917,876
                                    --------
   Total distributions              $917,876
                                    ========
 Distributable Earnings:
 Dividend payable                   $(3,617)
                                    --------
   Total                            $(3,617)
                                    ========



C. Portfolio Shares
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $107,072 in underwriting commissions on the sale of Trust shares for the six months ended June 30, 2009.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/09 (UNAUDITED)                  (continued)

D. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be at least equal to or in excess of the value of the repurchase agreement. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.40% of the Portfolio's average daily net assets up to $1 billion and 0.35% on assets over $1 billion.

PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Portfolio to the extent necessary to limit Class I expenses to 0.90% of the average daily net assets attributable to Class I shares. This expense limitation is in effect through May 1, 2010.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $595 in management fees, administrative costs and certain other fees payable to PIM at June 30, 2009.

3. Transfer Agent
Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,791 in transfer agent fees payable to PIMSS at June 30, 2009.

4. Money Market Temporary Guarantee Program
The Portfolio has enrolled in the U.S. Treasury Department's Temporary Guarantee Program for Money Market Funds (the Program). The Program seeks to guarantee the $1.00 net asset value (NAV) of certain shares of money market funds as of September 19, 2008. The guarantee would be triggered in the event the market-based net asset value of a participating fund falls below $0.995 and that situation has not been cured. Recovery under the Program would require the Portfolio to liquidate. Upon liquidation, and subject to the availability of assets under the Program, eligible shareholders who have continued to maintain accounts would be entitled to receive a payment equal to any shortfall between the amount received by a shareholder in liquidation and $1.00 per share.

Only shareholders of record as of September 19, 2008 are eligible to receive the benefit of the guarantee. Any increase in the number of shares held in the Portfolio in excess of shares held at the close of business on September 19, 2008 will not be covered. If, following September 19, 2008, the number of shares held in an account fluctuates over the period, shareholders will be covered for either the number of shares held as of the close of business on September 19, 2008 or the number of shares held on the date of the trigger event, whichever is less. If a shareholder's account is closed with the Portfolio or a broker-dealer, any future investments in the Portfolio will not be guaranteed.

The initial term of the Program expired on December 18, 2008. In November 2008, the Treasury extended the Program through April 30, 2009, and the Portfolio participated in this extension of the Program. On March 31, 2009, the Treasury further extended the Program through September 18, 2009. The Portfolio is participating in this further extension of the Program. The Treasury does not have the discretion to continue the Program beyond September 18, 2009.

The Portfolio previously paid fees in the combined amount of 0.025% of the Portfolio's net asset value as of the close of business on September 19, 2008 to participate in the Program through April 30, 2009. In order to participate in the extended period of the Program, the Portfolio paid to the U.S. Treasury Department a fee in the amount of 0.015% of the Portfolio's net asset value as of the close of business on September 19, 2008. The expenses to participate in the Program and the extended period of the Program will be borne by the Portfolio without regard to any expense limitation currently in effect for the Portfolio and are reflected in the Statement of Operations.

5. Subsequent Events
In preparing these financial statements, the Adviser has evaluated the impact of all subsequent events and transactions for potential recognition or disclosure through August 12, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Pioneer Variable Contracts Trust


Officers                                          Trustees
John F. Cogan, Jr., President                     John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President     David R. Bock
Mark E. Bradley, Treasurer                        Mary K. Bush
Dorothy E. Bourassa, Secretary                    Benjamin M. Friedman
                                                  Margaret B.W. Graham
                                                  Daniel K. Kingsbury
                                                  Thomas J. Perna
                                                  Marguerite A. Piret
                                                  Stephen K. West


Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   19615-03-0809

                                                            [Logo]PIONEER
                                                                  Investments(R)





                                                PIONEER VARIABLE CONTRACTS TRUST


               Pioneer Real Estate Shares VCT Portfolio -- Class I and II Shares





                                                               SEMIANNUAL REPORT

                                                                   June 30, 2009

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------


Pioneer Real Estate Shares VCT Portfolio
  Portfolio and Performance Update               2
  Comparing Ongoing Portfolio Expenses           3
  Portfolio Management Discussion                4
  Schedule of Investments                        6
  Financial Statements                           8
  Notes to Financial Statements                 13
  Trustees, Officers and Service Providers      21

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.


Pioneer Variable Contracts Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/09
--------------------------------------------------------------------------------
Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                   80.7%
Temporary Cash Investments                           19.3%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

Apartment                                            16.6%
Office                                               13.5%
Regional Mall                                        13.5%
Health Care                                          12.2%
Industrial                                           10.4%
Shopping Center                                      10.3%
Storage                                               8.2%
Diversified                                           6.6%
Hotel                                                 5.2%
Triple-Net Lease                                      3.3%
Manufactured Home                                     0.2%

Five Largest Holdings
(As a percentage of equity holdings)*

1.      Simon Property Group, Inc.         9.05%
2.      Equity Residential Property Trust  5.56
3.      Public Storage, Inc.               5.32
4.      AvalonBay Communities, Inc.        5.04
5.      Boston Properties, Inc.            5.03

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/09
--------------------------------------------------------------------------------
Prices and Distributions

Net Asset Value per Share     6/30/09      12/31/08
  Class I                     $ 9.12      $ 10.41
  Class II                    $ 9.11      $ 10.38


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/09 - 6/30/09)          Income         Capital Gains     Capital Gains
  Class I                   $ 0.2500       $  -              $  -
  Class II                  $ 0.2400       $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Real Estate Shares VCT Portfolio at net asset value, compared to that of the Morgan Stanley Capital International (MSCI) U.S. REIT Index. Portfolio returns are based on net asset value and do not reflect applicable insurance fees and surrender charges.


[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

          Pioneer Real Estate        Pioneer Real Estate
          Shares VCT Portfolio,      Shares VCT Portfolio,      MSCI U.S.
          Class I                    Class II                   REIT Index

6/99             10,000                     10,000                  10,000
                 10,465                     10,438                  10,337
6/01             12,514                     12,430                  12,771
                 14,328                     14,198                  14,822
6/03             14,665                     14,494                  15,405
                 18,903                     18,638                  19,462
6/05             25,531                     25,105                  25,870
                 31,588                     30,988                  30,953
6/07             34,832                     34,091                  34,683
                 29,738                     29,025                  29,777
6/09             17,054                     16,636                  16,753



The MSCI U.S. REIT Index is a widely used index comprising a broad representation of the most actively traded real estate trusts and is designed to be a measure of real estate equity performance. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2009)

-------------------------------------
              Class I       Class II*
-------------------------------------
10 Years        5.48%         5.22%
5 Years        -2.04%        -2.25%
1 Year        -42.65%       -42.68%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

* Class II shares commenced operations on August 1, 2000. The performance of Class II shares for the period prior to commencement of operations of Class II shares on August 1, 2000, is based on the performance of the Portfolio's Class I shares, reduced to reflect the higher distribution fee of Class II shares.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------
As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT
Portfolio

Based on actual returns from January 1, 2009 through June 30, 2009.



Share Class                                         I               II
--------------------------------------------------------------------------
       Beginning Account Value on 1/1/09       $ 1,000.00       $ 1,000.00
       Ending Account Value on 6/30/09         $   903.90       $   904.30
       Expenses Paid During Period*            $     5.43       $     6.52

* Expenses are equal to the Portfolio's annualized expense ratio of 1.15% and 1.38% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT
Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2009 through June 30, 2009.



Share Class                                         I               II
--------------------------------------------------------------------------
       Beginning Account Value on 1/1/09       $ 1,000.00       $ 1,000.00
       Ending Account Value on 6/30/09         $ 1,019.09       $ 1,017.95
       Expenses Paid During Period*            $     5.76       $     6.90

* Expenses are equal to the Portfolio's annualized expense ratio of 1.15% and 1.38% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/09
--------------------------------------------------------------------------------
In the following interview, Matthew Troxell of AEW Capital Management, L.P., the Portfolio's subadvisor, discusses his strategies for managing the Pioneer Real Estate Shares VCT Portfolio amidst great market volatility during the first half of 2009.


Q:  How did the Portfolio perform for the semiannual period ended June 30, 2009?



A: For the six months ended June 30, 2009, the Portfolio's Class I shares returned -9.61% at net asset value, and Class II shares returned -9.57%. Over the same period, the Morgan Stanley Capital International (MSCI) U.S. REIT Index, the Portfolio's benchmark, returned -12.43%. The Portfolio underperformed the -5.19% average return for the 69 variable portfolios in Lipper's Real Estate Underlying Funds category for the same six-month period.

    The Portfolio's outperformance of the MSCI U.S. REIT Index largely is attributable to effective stock selection, particularly in the industrial, regional mall, and office sectors.


Q: Why did real estate investments struggle over the six months ended June 30, 2009?


A: Deteriorating property fundamentals, the dearth of third-party commercial mortgage capital, the higher cost of available debt, and tightened lending standards put a damper on commercial real estate transactions which, in turn, depressed property valuations. Consequently, real estate investments fell considerably in the first two months of the 2009.

    However, with the announcement of more well-defined government initiatives and more encouraging economic news in the spring of 2009, investor sentiment shifted into a bargain-hunting mode, sharply driving up prices of investments previously shunned in the flight-to-quality market contraction. As a result, real estate securities rebounded during the second quarter (April 2009 through June 2009). The real estate sector also benefited from gains in the financials sector and new equity issuance activity, which helped to improve the financial condition of several real estate investment trusts (REITs) and reverse some of the negative investor sentiments toward the sector.


Q: Which holdings had the most impact on the Portfolio's performance during the six months ended June 30, 2009?


A: Investments in Kilroy Realty, an office REIT, which was vulnerable to struggling markets in Southern California, and Kite Realty Group, a shopping center REIT exposed to developments in Florida, detracted from the Portfolio's performance. We continue to believe those companies represent solid values relative to their peers, and have maintained the Portfolio's overweight positions in both stocks.

    On the positive side, Macerich, a regional mall REIT, office company DuPont Fabros Technology, and industrial REIT Liberty Property were the top performers for the Portfolio over the six-month period. Our decision to overweight the Portfolio's positions in the companies magnified the impact of their solid performance on the Portfolio's results.

A Word About Risk:

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Q: Could you describe the health of the various property sectors that the Portfolio is invested in?


A: Despite economic indicators suggesting that the economy could bottom out before the end of 2009, property market fundamentals continue to deteriorate. In the retail sector, property vacancies have been climbing quickly. While consumer confidence has improved somewhat in recent months, consumers remain very cautious and retail spending likely will recover quite slowly. Office property vacancies are rising nearly everywhere as a result of weak demand. Markets that are closely tied to the fortunes of financial employers have been particularly hard hit. Within the industrial sector, availability rates are at record levels and show few signs of improving.

    The apartment sector has been influenced by the problems in the single-family housing sector. Rising foreclosures and stricter underwriting standards are pushing some home buyers and would-be buyers into the renters market. Conversely, rentals of investor-owned homes and condominiums are offering housing alternatives to would-be renters. These conditions are likely to remain in place until the single-family sector stabilizes. While the pace of home price declines has begun to slow, prices are likely to continue declining well into 2010, and perhaps later.

    In the hotel sector, occupancies were down by more than 10% this spring from a year earlier. While hotel fundamentals should show rapid improvement when the economy recovers because of the night-to-night nature of their leases, revenue per available room will continue to be under pressure as long as both leisure and business customers limit travel.


Q:  What is your outlook for the Portfolio for the balance of 2009?


A: The REIT sector has benefited in recent months from overall gains in the broader equities markets due to optimism that the worst of the recession may be past. However, we do expect that REITs will continue to face some stiff headwinds in the coming months. Underlying real estate fundamentals remain challenged, unemployment remains at levels not seen since the early 1980s, and company earnings are likely to remain muted in the near term. Furthermore, REIT pricing could be subject to further bouts of volatility, which will continue to be influenced by conditions in the global financial and credit markets. We'll remain vigilant in our securities selection within each sector to find the companies that we feel provide the best relative values and risk-adjusted returns.




Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/09 (UNAUDITED)
--------------------------------------------------------------------------------

      Shares                                                        Value
                   COMMON STOCKS - 97.2%
                   Consumer Services - 1.3%
                   Hotels, Resorts & Cruise Lines - 1.3%
      21,800       Starwood Hotels & Resorts
                   Worldwide, Inc.                            $   483,960
                                                              -----------
                   Total Consumer Services                    $   483,960
                                                              -----------
                   Real Estate - 95.9%
                   Diversified Real Estate
                   Investment Trusts - 8.9%
      70,000       Liberty Property Trust                     $ 1,612,800
      39,930       Vornado Realty Trust (b)                     1,798,048
                                                              -----------
                                                              $ 3,410,848
                                                              -----------
                   Industrial Real Estate Investment
                   Trusts - 7.2%
      47,700       AMB Property Corp.                         $   897,237
     222,800       DCT Industrial Trust, Inc.                     909,024
      55,100       Dupont Fabros Technology, Inc.                 519,042
      44,200       First Potomac Realty Trust                     430,950
                                                              -----------
                                                              $ 2,756,253
                                                              -----------
                   Office Real Estate Investment
                   Trusts - 13.5%
      64,700       BioMed Property Trust, Inc.                $   661,881
      39,200       Boston Properties, Inc.                      1,869,840
      37,200       Brandywine Realty Trust                        277,140
      22,000       Digital Realty Trust, Inc. (b)                 788,700
      86,300       HRPT Properties Trust                          350,378
      48,200       Kilroy Realty Corp.                            990,028
       9,800       Mack-Cali Realty Corp.*                        223,440
                                                              -----------
                                                              $ 5,161,407
                                                              -----------
                   Residential Real Estate
                   Investment Trusts - 16.3%
      33,501       AvalonBay Communities, Inc.*(b)            $ 1,874,045
      50,600       Camden Property Trust*                       1,396,560
       2,300       Equity Lifestyle Properties, Inc.*              85,514
      93,000       Equity Residential Property Trust            2,067,390
      13,300       Essex Property Trust, Inc.                     827,659
                                                              -----------
                                                              $ 6,251,168
                                                              -----------
                   Retail Real Estate Investment
                   Trusts - 25.5%
           1       Developers Diversified Realty Corp.        $         3
      26,800       Federal Realty Investment Trust (b)          1,380,736
      63,900       Kimco Realty Corp. (b)                         642,195
     138,500       Kite Realty Group Trust, Inc.                  404,420
      32,300       National Retail Properties (b)                 560,405
      14,800       Realty Income Corp. (b)                        324,416
      40,000       Regency Centers Corp. (b)                    1,396,400
      65,397       Simon Property Group, Inc. (b)               3,363,368
       7,800       Taubman Centers, Inc.                          209,508
      82,892       The Macerich Co. (b)                         1,459,726
                                                              -----------
                                                              $ 9,741,177
                                                              -----------


     Shares                                                         Value
                   Specialized Real Estate
                   Investment Trusts - 24.5%
      16,300       Entertainment Properties Trust             $   335,780
     128,000       Extra Space Storage, Inc.                    1,068,800
      65,500       HCP, Inc.                                    1,387,945
     172,500       Host Hotels & Resorts, Inc. (b)              1,447,275
      61,500       Nationwide Health Properties, Inc. (b)       1,583,010
      88,100       Omega Healthcare Investors, Inc.             1,367,312
      30,200       Public Storage, Inc.                         1,977,496
       6,700       Ventas, Inc.*                                  200,062
                                                              -----------
                                                              $ 9,367,680
                                                              -----------
                   Total Real Estate                          $36,688,533
                                                              -----------
                   TOTAL COMMON STOCKS
                   (Cost $41,077,517)                         $37,172,493
                                                              -----------


Principal
Amount ($)
                  TEMPORARY CASH
                  INVESTMENTS - 23.2%
                  Securities Lending
                  Collateral - 23.2% (c)
                  Certificates of Deposit:
     199,358      Abbey National Plc, 1.27%, 8/13/09    $   199,358
     299,037      Royal Bank of Canada NY, 1.19%,
                  8/7/09                                    299,037
     358,844      Svenska Bank NY, 1.48%, 7/8/09            358,844
     398,306      Cafco, 0.40%, 10/1/09                     398,306
     278,884      Ciesco, 0.40%, 9/1/09                     278,884
     299,018      Fasco, 0.25%, 7/10/09                     299,018
     398,352      Kithaw, 0.40%, 9/21/09                    398,352
     398,617      Merrill Lynch, 0.61%, 8/14/09             398,617
     398,716      CBA, 1.35%, 7/16/09                       398,716
     398,716      Societe Generale, 1.06%, 9/4/09           398,716
     398,716      U.S. Bank NA, 0.76%, 8/24/09              398,716
                                                        -----------
                                                        $ 3,826,564
                                                        -----------
                  Commercial Paper:
     398,716      Monumental Global Funding, Ltd.,
                  1.28%, 8/17/09                        $   398,716
     199,358      CME Group, Inc., 1.21%, 8/6/09            199,358
     299,147      GE, 0.47%, 9/18/09                        299,147
      80,478      GE, 0.79%, 10/26/09                        80,478
     391,537      American Honda Finance Corp., 1.27%,
                  7/14/09                                   391,537
     398,716      HSBC Bank, Inc., 1.31%, 8/14/09           398,716
      99,679      IBM, 0.88%, 9/25/09                        99,679
     358,844      New York Life Global, 0.75%, 9/4/09       358,844
                                                        -----------
                                                        $ 2,226,475
                                                        -----------
                  Tri-party Repurchase Agreements:
   1,116,404      Deutsche Bank, 0.08%, 7/1/09          $ 1,116,404
   1,329,290      Barclays Capital Markets, 0.01%,
                  7/1/09                                  1,329,290
                                                        -----------
                                                        $ 2,445,694
                                                        -----------

6  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                Value
                Money Market Mutual Fund:
    398,716     JPMorgan U.S. Government Money
                Market Fund                     $   398,716
                                                -----------
                Total Securities Lending
                Collateral                      $ 8,897,449
                                                -----------
                TOTAL TEMPORARY CASH
                INVESTMENTS
                (Cost $8,897,449)               $ 8,897,449
                                                -----------
                TOTAL INVESTMENT IN
                SECURITIES - 120.4%
                (Cost $49,974,966)(a)           $46,069,942
                                                -----------
                OTHER ASSETS AND
                LIABILITIES - (20.4)%           $(7,804,478)
                                                -----------
                TOTAL NET ASSETS - 100.0%       $38,265,464
                                                ===========

*    Non-income producing security.

(a) At June 30, 2009, the net unrealized loss on investments based on cost for federal income tax purposes of $50,919,267 was as follows:


     Aggregate gross unrealized gain for all investments in which
        there is an excess of value over tax cost                  $ 4,385,847
     Aggregate gross unrealized loss for all investments in which
        there is an excess of tax cost over value                   (9,235,172)
                                                                   -------------
     Net unrealized loss                                           $(4,849,325)
                                                                   =============

(b)    At June 30, 2009, the following securities were out on loan:



       Shares                   Description                     Value
        19,400     AvalonBay Communities, Inc. *          $ 1,085,236
        21,700     Digital Realty Trust, Inc.                 777,945
        21,700     Federal Realty Investment Trust          1,117,984
       170,000     Host Hotels & Resorts, Inc.              1,426,300
        34,800     Kimco Realty Corp.                         349,740
        81,875     The Macerich Co.                         1,441,819
        10,000     National Retail Properties, Inc.           173,500
        55,400     Nationwide Health Properties, Inc.       1,425,996
        14,600     Realty Income Corp.                        320,032
        10,000     Regency Centers Corp.                      349,100
         6,000     Simon Property Group, Inc.                 308,580
           200     Vornado Realty Trust                         9,006
                                                          -----------
                   Total                                  $ 8,785,238
                                                          ===========



(c) Securities lending collateral is managed by Credit Suisse, New York Branch.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2009 aggregated $8,549,270 and $5,544,678, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of June 30, 2009, in valuing the Portfolio's assets:


                     Level 1         Level 2      Level 3     Total
Common Stocks      $37,172,493      $        -      $-      $37,172,493
Temporary Cash
   Investments         398,716       8,498,733       -        8,897,449
                   -----------      ----------      --      -----------
  Total            $37,571,209      $8,498,733      $-      $46,069,942
                   ===========      ==========      ==      ===========



   The accompanying notes are an integral part of these financial statements.  7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                 Six Months
                                                   Ended         Year          Year        Year       Year        Year
                                                  6/30/09        Ended        Ended        Ended      Ended      Ended
Class I                                         (unaudited)    12/31/08      12/31/07    12/31/06   12/31/05    12/31/04
Net asset value, beginning of period             $ 10.41      $  23.49     $  33.01     $ 26.13    $ 24.30     $ 18.57
                                                 -------       --------     --------     -------    -------     -------
Increase from investment operations:
 Net investment income                           $  0.26      $   0.49     $   0.55     $  0.45    $  0.43     $  0.52
 Net realized and unrealized gain (loss) on
  investments                                      (1.30)        (6.87)       (6.29)       8.70       3.10        5.99
                                                 --------      --------     --------     -------    -------     -------
  Net increase (decrease) from investment
    operations                                   $ (1.04)     $  (6.38)    $  (5.74)    $  9.15    $  3.53     $  6.51
Distributions to shareholders:
 Net investment income                             (0.25)        (0.49)      ( 0.47)      (0.39)     (0.39)      (0.45)
 Net realized gain                                    --         (5.96)      ( 3.31)      (1.88)     (1.31)      (0.33)
 Tax return of capital                                --         (0.25)          --          --         --          --
                                                 --------      --------     --------     -------    -------     -------
Net increase (decrease) in net asset value       $ (1.29)     $ (13.08)    $  (9.52)    $  6.88    $  1.83     $  5.73
                                                 --------      --------     --------     -------    -------     -------
Net asset value, end of period                   $  9.12      $  10.41     $  23.49     $ 33.01    $ 26.13     $ 24.30
                                                 ========      ========     =======      =======    =======     =======
Total return*                                      (9.61)%      (38.19)%     (18.88)%     36.82%     15.13%      35.74%
Ratio of net expenses to average net assets+        1.15%**       1.04%        0.91%       0.91%      0.94%       0.98%
Ratio of net investment income to average
 net assets+                                        6.05%**       2.57%        1.65%       1.43%      1.65%       2.41%
Portfolio turnover rate                               33%**         22%          15%         18%        12%         35%
Net assets, end of period (in thousands)         $ 7,765      $  9,513     $ 19,636     $34,597    $32,086     $36,447

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


8  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                 Six Months
                                                   Ended         Year          Year        Year       Year        Year
                                                  6/30/09        Ended        Ended        Ended      Ended      Ended
Class II                                        (unaudited)    12/31/08      12/31/07    12/31/06   12/31/05    12/31/04
Net asset value, beginning of period             $ 10.38      $  23.45     $  32.96     $ 26.09    $ 24.26     $ 18.55
                                                 -------       --------     --------     -------    -------     -------
Increase from investment operations:
 Net investment income                           $  0.25      $   0.45     $   0.46     $  0.36    $  0.36     $  0.44
 Net realized and unrealized gain (loss) on
  investments                                      (1.28)        (6.86)       (6.27)       8.70       3.11        6.00
                                                 --------      --------     --------     -------    -------     -------
  Net increase (decrease) from investment
    operations                                   $ (1.03)     $  (6.41)    $  (5.81)    $  9.06    $  3.47     $  6.44
Distributions to shareholders:
 Net investment income                             (0.24)        (0.45)       (0.39)      (0.31)     (0.33)      (0.40)
 Net realized gain                                    --         (5.96)       (3.31)      (1.88)     (1.31)      (0.33)
 Tax return of capital                                --         (0.25)          --          --         --          --
                                                 --------      --------     --------     -------    -------     -------
Net increase (decrease) in net asset value       $ (1.27)     $ (13.07)    $  (9.51)    $  6.87    $  1.83     $  5.71
                                                 --------      --------     --------     -------    -------     -------
Net asset value, end of period                   $  9.11      $  10.38     $  23.45     $ 32.96    $ 26.09     $ 24.26
                                                 ========      ========     ========     =======    =======     =======
Total return*                                      (9.57)%      (38.35)%     (19.09)%     36.48%     14.86%      35.39%
Ratio of net expenses to average net assets+        1.38%**       1.30%        1.16%       1.16%      1.18%       1.23%
Ratio of net investment income to average
 net assets+                                        5.79%**       2.41%        1.44%       1.22%      1.46%       2.20%
Portfolio turnover rate                               33%**         22%          15%         18%        12%         35%
Net assets, end of period (in thousands)         $30,500      $ 32,712     $ 54,005     $85,175    $67,383     $61,799

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


   The accompanying notes are an integral part of these financial statements.  9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/09 (UNAUDITED)
--------------------------------------------------------------------------------


ASSETS:
 Investment in securities (including securities loaned of $8,785,238) (cost $49,974,966)      $ 46,069,942
 Cash                                                                                            1,153,105
 Receivables --
  Investment securities sold                                                                        52,276
  Portfolio shares sold                                                                             28,759
  Dividends and interest                                                                           221,638
                                                                                              ------------
   Total assets                                                                               $ 47,525,720
                                                                                              ------------
LIABILITIES:
 Payables --
  Investment securities purchased                                                             $     17,973
  Portfolio shares repurchased                                                                     303,894
  Upon return of securities loaned                                                               8,897,449
 Due to affiliates                                                                                   5,035
 Accrued expenses                                                                                   35,905
                                                                                              ------------
   Total liabilities                                                                          $  9,260,256
                                                                                              ------------
NET ASSETS:
 Paid-in capital                                                                              $ 50,644,230
 Undistributed net investment income                                                                47,301
 Accumulated net realized loss on investments                                                   (8,521,043)
 Net unrealized loss on investments                                                             (3,905,024)
                                                                                              ------------
   Total net assets                                                                           $ 38,265,464
                                                                                              ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $7,765,082/851,574 shares)                                                 $       9.12
                                                                                              ============
 Class II (based on $30,500,382/3,346,857 shares)                                             $       9.11
                                                                                              ============



10 The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
For the Six Months Ended 6/30/09
--------------------------------------------------------------------------------

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $2,043)       $1,207,458
 Interest                                                         369
 Income from securities loaned, net                            45,614
                                                           ----------
   Total investment income                                                  $  1,253,441
                                                                            ------------
EXPENSES:
 Management fees                                           $  139,727
 Transfer agent fees and expenses
  Class I                                                         744
  Class II                                                        844
 Distribution fees
  Class II                                                     34,406
 Administrative reimbursements                                  5,686
 Custodian fees                                                 8,082
 Professional fees                                             30,065
 Printing expense                                               8,791
 Fees and expenses of nonaffiliated trustees                    3,710
 Miscellaneous                                                  1,072
                                                           ----------
   Total expenses                                                           $    233,127
                                                                            ------------
    Net investment income                                                   $  1,020,314
                                                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized loss on investments                                           $ (7,576,742)
                                                                            ------------
 Change in net unrealized gain on investments                               $  2,652,411
                                                                            ------------
 Net loss on investments                                                    $ (4,924,331)
                                                                            ------------
 Net decrease in net assets resulting from operations                       $ (3,904,017)
                                                                            =============



  The accompanying notes are an integral part of these financial statements.  11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
For the Six Months Ended 6/30/09 and the Year Ended 12/31/08, respectively


                                                                                Six Months
                                                                                  Ended              Year
                                                                                 6/30/09             Ended
                                                                               (unaudited)         12/31/08
FROM OPERATIONS:
Net investment income                                                         $  1,020,314      $   1,571,429
Net realized loss on investments                                                (7,576,742)          (616,332)
Change in net unrealized gain (loss) on investments                              2,652,411        (27,288,834)
                                                                              ------------      -------------
  Net decrease in net assets resulting from operations                        $ (3,904,017)     $ (26,333,737)
                                                                              ------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.25 and $0.49 per share, respectively)                           $   (213,362)     $    (415,464)
  Class II ($0.24 and $0.45 per share, respectively)                              (759,651)        (1,155,965)
Net realized gain:
  Class I ($0.00 and $5.96 per share, respectively)                                     --         (4,546,517)
  Class II ($0.00 and $5.96 per share, respectively)                                    --        (12,412,981)
Tax return of capital:
  Class I ($0.00 and $0.25 per share, respectively)                                     --           (217,861)
  Class II ($0.00 and $0.25 per share, respectively)                                    --           (661,350)
                                                                              ------------      -------------
    Total distributions to shareowners                                        $   (973,013)     $ (19,410,138)
                                                                              ------------      -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                              $  5,469,732      $  17,127,652
Reinvestment of distributions                                                      973,013         19,410,137
Cost of shares repurchased                                                      (5,525,195)       (22,209,808)
                                                                              ------------      -------------
  Net increase in net assets resulting from Portfolio share transactions      $    917,550      $  14,327,981
                                                                              ------------      -------------
  Net decrease in net assets                                                  $ (3,959,480)     $ (31,415,894)
NET ASSETS:
Beginning of period                                                             42,224,944         73,640,838
                                                                              ------------      -------------
End of period                                                                 $ 38,265,464      $  42,224,944
                                                                              ============      =============
Undistributed net investment income                                           $     47,301      $          --
                                                                              ============      =============


                                    '09 Shares       '09 Amount      '08 Shares       '08 Amount
                                   (unaudited)      (unaudited)
CLASS I
Shares sold                            39,357      $    303,432         61,723      $   1,241,482
Reinvestment of distributions          26,895           213,362        296,242          5,179,841
Less shares repurchased              (128,946)       (1,053,853)      (279,533)        (4,970,663)
                                     --------      ------------       --------      -------------
  Net increase (decrease)             (62,694)     $   (537,059)        78,432      $   1,450,660
                                     ========      ============       ========      =============
CLASS II
Shares sold                           646,103      $  5,166,300        998,324      $  15,886,170
Reinvestment of distributions          94,822           759,651        818,875         14,230,296
Less shares repurchased              (544,453)       (4,471,342)      (969,641)       (17,239,145)
                                     --------      ------------       --------      -------------
  Net increase                        196,472      $  1,454,609        847,558      $  12,877,321
                                     ========      ============       ========      =============



12 The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/09 (UNAUDITED)
--------------------------------------------------------------------------------
1. Organization and Significant Accounting Policies
The Pioneer Real Estate Shares VCT Portfolio (the Portfolio) is one of 13 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to pursue long-term capital growth, with current income as a secondary objective.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

Because the Portfolio invests a substantial portion of its assets in real estate investment trusts (REITs), the Portfolio may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and return of capital distributions may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940. The Portfolio's prospectuses contain unaudited information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's risks.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements which are consistent with those generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Portfolio may also use fair value methods to value a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At June 30, 2009, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Temporary cash investments are valued at cost, which approximates market value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses from sales on investments are calculated on the identified cost method for both

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/09 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------
   financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes withheld on capital gains at the applicable country rates.

B. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   A portion of the dividend income recorded by the Portfolio is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Portfolio as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the statement of operations.

   The tax character of current year distributions paid will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2008 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2008, were as follows:
-------------------------------------------------------------------------------


------------------------------------------
                                     2008
------------------------------------------
  Distributions paid from:
  Ordinary income              $ 1,571,429
  Long-term capital gain        16,959,498
                               -----------
                               $18,530,927
                               -----------
  Return of capital            $   879,211
                               -----------
    Total distributions        $19,410,138
                               ===========
  Distributable Earnings:
  Unrealized depreciation      $(7,501,736)
                               -----------
    Total                      $(7,501,736)
                               ===========


   The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales.

D. Portfolio Shares
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (Unicredit), $107,072 in commissions on the sale of Trust shares for the six months ended June 30, 2009. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. Distributions paid by a Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that Class I and Class II shares can bear different transfer agent and distribution fees.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
E. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary cash investments. Credit Suisse, New York Branch, as the Portfolio's securities lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The
   Portfolio also continues to receive payments in lieu of dividends and interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio will be required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

F. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be at least equal to or in excess of the value of the repurchase agreement. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the portfolio. Management fees are calculated daily at the annual rate of 0.80% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $882 in management fees, administrative costs and certain other fees payable to PIM at June 30, 2009.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,943 in transfer agent fees payable to PIMSS at June 30, 2009.


4. Distribution Plan
The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $210 in distribution fees payable to PFD at June 30, 2009.

5. Subsequent Events
In preparing these financial statements, the Adviser has evaluated the impact of all subsequent events and transactions for potential recognition or disclosure through August 12, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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16

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                                                                              17

--------------------------------------------------------------------------------

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18

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20

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--------------------------------------------------------------------------------
Pioneer Variable Contracts Trust


Officers                                        Trustees
John F. Cogan, Jr., President                   John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President   David R. Bock
Mark E. Bradley, Treasurer                      Mary K. Bush
Dorothy E. Bourassa, Secretary                  Benjamin M. Friedman
                                                Margaret B.W. Graham
                                                Daniel K. Kingsbury
                                                Thomas J. Perna
                                                Marguerite A. Piret
                                                Stephen K. West


Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

[LOGO]PIONEER
      Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                                   19614-03-0809


                                                            [LOGO]PIONEER
                                                                  Investments(R)


                                                PIONEER VARIABLE CONTRACTS TRUST

                 Pioneer Strategic Income VCT Portfolio -- Class I and II Shares


                                                               SEMIANNUAL REPORT

                                                                   June 30, 2009

   Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------

Pioneer Strategic Income VCT Portfolio
  Portfolio and Performance Update               2
  Comparing Ongoing Portfolio Expenses           3
  Portfolio Management Discussion                4
  Schedule of Investments                        6
  Financial Statements                          23
  Notes to Financial Statements                 28
  Trustees, Officers and Service Providers      32

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/09
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Corporate Bonds                          47.1%
U.S. Government Securities                    25.7%
Senior Floating Rate Loan Interests            7.4%
Foreign Government Bonds                       5.8%
Convertible Corporate Bonds                    4.1%
Collateralized Mortgage Obligations            3.5%
Asset Backed Securities                        3.0%
Temporary Cash Investments                     1.5%
Municipal Bonds                                1.3%
Convertible Preferred Stock                    0.6%
U.S. Common Stocks                             0.0%
International Common Stocks                    0.0%

Maturity Distribution
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

0-1 year         16.1%
1-3 years        20.0%
3-4 years        21.3%
4-6 years        17.4%
6-8 years        16.6%
8+ years          8.6%

Five Largest Holdings
(As a percentage of long-term holdings)*

  1.    Federal Home Loan Mortgage
         Corp., 4.5%, 6/1/39                2.69%
  2.    U.S. Treasury Notes, 3.125%,
         5/15/19                            2.65
  3.    U.S. Treasury Bonds, 3.75%,
         11/15/18                           2.51
  4.    U.S. Treasury Bonds, 3.25%,
         5/31/16                            2.08
  5.    Federal Home Loan Mortgage
         Corp., 5.0%, 4/1/39                1.63

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/09
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share    6/30/09     12/31/08
  Class I                     $ 9.17      $ 8.91
  Class II                    $ 9.18      $ 8.92

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/09 - 6/30/09)          Income         Capital Gains     Capital Gains
  Class I                   $ 0.4485       $ 0.3317          $ 0.1931
  Class II                  $ 0.4401       $ 0.3317          $ 0.1931

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Strategic Income VCT Portfolio at net asset value, compared to that of the Barclays Capital U.S. Universal Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA IS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                     Pioneer               Pioneer
                Strategic Income      Strategic Income       Barclays Capital
                 VCT Portfolio,        VCT Portfolio,         U.S. Universal
                     Class I              Class II                Index

7/99                $10,000               $10,000                $10,000
                     10,180                10,157                 10,521
6/01                 10,913                10,861                 11,652
                     11,780                11,695                 12,551
6/03                 14,225                14,075                 13,995
                     15,152                14,966                 14,137
6/05                 16,929                16,677                 15,186
                     17,306                17,008                 15,147
6/07                 18,560                18,196                 16,149
                     19,691                19,259                 17,153
6/09                 19,592                19,140                 17,999

Index comparison begins July 31, 1999. The Barclays Capital U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded from the Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------

Average Annual Total Returns
(As of June 30, 2009)

                Class I     Class II*
Life-of-Class
(7/29/99)*        7.01%       6.76%
5 Years*          5.27%       5.04%
1 Year           -0.50%      -0.62%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

* Class II shares commenced operations on May 1, 2003. Portfolio returns for Class II shares prior to May 1, 2003 are based on the performance of Class I shares, reduced to reflect the higher expenses of Class II shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio

Based on actual returns from January 1, 2009 through June 30, 2009.

       Share Class                                  I               II
       -------------------------------------------------------------------
       Beginning Account Value on 1/1/09       $ 1,000.00       $ 1,000.00
       Ending Account Value on 6/30/09         $ 1,142.80       $ 1,141.70
       Expenses Paid During Period*            $     6.85       $     6.69

* Expenses are equal to the Portfolio's annualized expense ratio of 1.29% and 1.26% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2009 through June 30, 2009.

       Share Class                                  I               II
       -------------------------------------------------------------------
       Beginning Account Value on 1/1/09       $ 1,000.00       $ 1,000.00
       Ending Account Value on 6/30/09         $ 1,018.40       $ 1,018.55
       Expenses Paid During Period*            $     6.46       $     6.31

* Expenses are equal to the Portfolio's annualized expense ratio of 1.29% and 1.26% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/09
--------------------------------------------------------------------------------

As investors gained confidence that economies throughout the world would recover from recession, global fixed-income markets appeared to stabilize during the first half of 2009. Market trends reversed course and investors began preferring lower-quality over higher-quality securities. High-yield corporate bonds and emerging market debt posted steep gains after suffering sharp declines during 2008. In the following interview, Kenneth J. Taubes and Andrew Feltus discuss the factors that influenced the performance of Pioneer Strategic Income VCT Portfolio during the six months ended June 30, 2009. Mr. Taubes is Head of U.S. Portfolio Management at Pioneer Investments, and Mr. Feltus is a member of Pioneer's Fixed Income Department. They are responsible for the daily management of the Portfolio.

Q:   How did the Portfolio perform during the first half of 2009?

A: Pioneer Strategic Income Portfolio performed very well. The Portfolio's Class I shares returned 14.28% at net asset value during the six months ended June 30, 2009, and Class II shares returned 14.17%. For the same six months, the Portfolio's benchmark, the Barclays Capital (formerly Lehman Brothers) U.S. Universal Index, returned 3.35%, while the average return of the 66 variable portfolios in Lipper's General Bond category was 8.03%. On June 30, 2009, the 30-day SEC yield on Class I shares was 7.09%.

Q: What was the investment environment like over the six months ended June 30, 2009?

A: After seeing a minor rally for securities with credit risk in the closing weeks of 2008, investors grew more apprehensive about the health of the domestic economy during the first two months of 2009. A series of negative economic reports chronicling shrinking gross domestic product (GDP), rising unemployment, and weakening corporate profits revived many of the fears that had led to the extreme volatility in the bond market during the fall of 2008. Adding to the anxieties were concerns about the transition from the Bush to the Obama administration and the possibility that national economic policy initiatives would change. However, the market began turning around again in March 2009, as investors began to realize that the Treasury Department and the Federal Reserve Board (the Fed) were determined to take the steps necessary to pull the economy out of recession.

     Corporate bonds and other securities with credit risk staged a robust rally in the second quarter of 2009 when the yield spreads -- or differences in yields between lower-quality and higher-quality securities -- narrowed substantially. Lower-quality bonds, such as high-yield bonds rated CCC, outperformed other sectors in the second quarter, while convertible securities staged a robust rally following their steep losses of the previous year. In a reversal of 2008's flight to safety, investors moved back to the lower-rated securities they had all but abandoned in 2008. Meanwhile, Treasuries started losing value as yields crept higher. Government agency mortgages, after performing well in late 2008, continued to produce positive returns, but trailed investment-grade corporate bonds.

     In general, the higher the credit risk, the better the returns during the first six months of 2009. The Merrill Lynch High Yield Master II Index returned 29.37%, for example, while the overall market, as reflected by the Barclays Capital (formerly Lehman Brothers) Aggregate Bond Index, rose by just 1.90%.

     Outside the U.S., the trends were very similar as investors reacted to the government stimulus programs of major economies, from Europe to China. Lower-rated sectors, such as emerging market debt, appreciated sharply, while high-quality bonds of major industrial nations lagged. The Merrill Lynch Global High Yield and Emerging Markets Plus Index gained 26.11% for the six months ended June 30, 2009, while the Barclays Capital (formerly Lehman Brothers) International Government/Credit Bond Index rose by just 1.62%.

Q: What were your principal strategies and how did they influence the Portfolio's performance during the six months ended June 30, 2009?

A: Our decision to add more corporate investment-grade bonds, which we overweighted, as well as corporate high-yield debt, played a major role in the Portfolio's performance. We began 2009 with about 63% of assets invested in securities with credit risk, including about 38% in high-yield issues, which are rated as below-investment-grade securities. High yield turned out to be the best-performing part of the market during the six months ended June 30, 2009, providing a significant boost to Portfolio results. We maintained an overweight position in investment-grade bonds, and that also helped. On June 30, 2009, about 21.4% of assets were invested in investment-grade debt rated either BBB or A.

     While we retained an emphasis on high-yield bonds, by the end of the period we began reducing the Portfolio's exposure to emerging market debt, from 9.8% of Portfolio assets to about 5.5%. While both domestic and emerging market debt appeared attractively priced, we believed it made more sense to invest the Portfolio's assets domestically because of the

A Word About Risk:

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. The securities issued by U.S. Government sponsored entities (i.e., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government. The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments. Investments in high yield or lower-rated securities are subject to greater-than-average risk. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     lower risks. Within the Portfolio's emerging market allocation, we focused on better-quality securities, such as Korean corporate bonds backed by the national government.

     We kept the Portfolio's duration (sensitivity to changes in interest rates) relatively low, with an average effective duration of 4.03 years at June 30, 2009. The short-duration stance helped Portfolio results in a time of rising interest rates.

     The Portfolio's overall currency positioning was a positive contributor to performance. We ended the six-month period, for example, with just 3% of assets invested in foreign currencies -- about the same allocation as at the beginning of 2009. In the Portfolio's foreign currency allocation, we focused on nations that were heavy exporters of commodities, such as Australia, Norway and Canada. We believed those economies provided the best support to their national currencies.

     The Portfolio's average credit quality rating remained at BBB for the six months ended June 30, 2009

Q: What types of individual investments most affected the Portfolio's results during the six months ended June 30, 2009?

A: Leading contributors to the Portfolio's positive results included bonds issued by the parent company of the Univision Spanish-language television network. Among domestic high-yield holdings, bonds of Forest City Enterprises, a real estate developing and marketing company, and of American Tower, which owns and operates towers for wireless communications network antennae, both performed very well. In the Portfolio's investment-grade allocation, we looked for opportunities in bonds of better-quality financial companies. The securities of Goldman Sachs, State Street, Janus Capital Group and Bank of New York Mellon all performed well, as the outlooks for those companies brightened.

     The biggest detractors from the Portfolio's results were positions in non-agency mortgage-backed securities (MBS). We continue to believe non-agency MBS represent an attractive opportunity, however, and we expect their cash flows to start increasing as mortgage repayments increase. Among individual securities, one of the poorer-performing investments was the Portfolio's position in bonds of Asia Aluminum, a Chinese company hurt when global economic growth slowed.

Q:   What is your investment outlook?

A: We are optimistic that global economic activity, as well as the domestic economy, will strengthen, although a full recovery may take time to develop. We believe the stimulus efforts of major governments and central banks, including in the United States, should be effective. At the same time, we believe corporations will start restocking their inventories, which they allowed to run down. Also, many of the world's emerging economies are experiencing an explosive growth in their consumer classes.

     Even after their solid performance in the first half of 2009, we think corporate debt issues remain attractively priced.

     Despite our optimism, we do not anticipate that high-yield corporate bonds and emerging market debt are likely to perform as well in the second half of the year as they did in the first half of 2009, although they should continue to outpace higher-quality government bonds over the next 6 to 12 months.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/09 (UNAUDITED)
--------------------------------------------------------------------------------

 Principal  Floating     S&P/Moody's
Amount ($)  Rate (d)     Ratings                                                                    Value
                                       CONVERTIBLE CORPORATE BONDS - 4.0%
                                       Energy - 0.5%
                                       Coal & Consumable Fuels - 0.3%
   116,000               BB-/NR        Massey Energy Co., 3.25%, 8/1/15                       $    76,560
                                                                                              -----------
                                       Oil & Gas Exploration & Production - 0.2%
    55,000               BB/Ba3        Chesapeake Energy Corp., 2.5%, 5/15/37                 $    38,913
                                                                                              -----------
                                       Total Energy                                           $   115,473
                                                                                              -----------
                                       Capital Goods - 0.7%
                                       Construction & Farm Machinery & Heavy Trucks - 0.0%
     8,000               CCC/Caa1      Greenbrier Co., Inc., 2.375%, 5/15/26                  $     4,370
                                                                                              -----------
                                       Electrical Component & Equipment - 0.4%
   113,000               B+/B1         General Cable Corp., 1.0%, 10/15/12                    $    88,705
                                                                                              -----------
                                       Trading Companies & Distributors - 0.3%
    91,000               B/NR          Wesco Distribution, Inc., 1.75%, 11/15/26              $    75,416
                                                                                              -----------
                                       Total Capital Goods                                    $   168,491
                                                                                              -----------
                                       Transportation - 0.3%
                                       Marine - 0.3%
   111,000               B-/Caa1       Horizon Lines, Inc., 4.25%, 8/15/12                    $    77,839
                                                                                              -----------
                                       Total Transportation                                   $    77,839
                                                                                              -----------
                                       Consumer Services - 0.2%
                                       Casinos & Gaming - 0.2%
    58,000               BB-/NR        Scientific Games Corp., 0.75%, 12/1/24                 $    56,478
                                                                                              -----------
                                       Total Consumer Services                                $    56,478
                                                                                              -----------
                                       Health Care Equipment & Services - 0.7%
                                       Health Care Equipment - 0.4%
   135,000               B+/NR         Hologic, Inc., 2.0%, 12/15/37                          $    95,850
                                                                                              -----------
                                       Health Care Services - 0.3%
   114,000               B+/B3         Omnicare, Inc., 3.25%, 12/15/35                        $    78,945
                                                                                              -----------
                                       Total Health Care Equipment & Services                 $   174,795
                                                                                              -----------
                                       Pharmaceuticals & Biotechnology - 0.2%
                                       Pharmaceuticals - 0.2%
    51,000               B+/NR         Mylan Labs, Inc., 1.25%, 3/15/12                       $    44,179
                                                                                              -----------
                                       Total Pharmaceuticals & Biotechnology                  $    44,179
                                                                                              -----------
                                       Banks - 0.1%
                                       Regional Banks - 0.1%
    31,000               A/A3          National City Corp., 4.0%, 2/1/11                      $    30,458
                                                                                              -----------
                                       Total Banks                                            $    30,458
                                                                                              -----------
                                       Diversified Financials - 0.2%
                                       Asset Management & Custody Banks - 0.2%
    56,000               BBB-/NR       Affiliated Managers Group, Inc., 3.95%, 8/15/38        $    48,160
                                                                                              -----------
                                       Total Diversified Financials                           $    48,160
                                                                                              -----------
                                       Technology Hardware & Equipment - 0.4%
                                       Electronic Equipment & Instruments - 0.4%
   131,000               BB-/NR        L-1 Identity Solutions, Inc., 3.75%, 5/15/27           $   103,490
                                                                                              -----------
                                       Total Technology Hardware & Equipment                  $   103,490
                                                                                              -----------

6  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal  Floating     S&P/Moody's
Amount ($)  Rate (d)     Ratings                                                                                Value
                                       Telecommunication Services - 0.7%
                                       Integrated Telecommunication Services - 0.2%
    44,000               B+/B1         Qwest Communications International, Inc., 3.5%, 11/15/25                 $    43,340
                                                                                                                -----------
                                       Wireless Telecommunication Services - 0.5%
   177,000               NR/NR         NII Holdings, 3.125%, 6/15/12                                            $   136,069
                                                                                                                -----------
                                       Total Telecommunication Services                                         $   179,409
                                                                                                                -----------
                                       TOTAL CONVERTIBLE CORPORATE BONDS
                                       (Cost $866,887)                                                          $   998,772
                                                                                                                -----------
   Shares
                                       CONVERTIBLE PREFERRED STOCK - 0.6%
                                       Diversified Financials - 0.6%
                                       Diversified Finance Services - 0.6%
       165                             Bank of America Corp., 7.25%, 12/31/49                                   $   137,945
                                                                                                                -----------
                                       Total Diversified Financials                                             $   137,945
                                                                                                                -----------
                                       TOTAL CONVERTIBLE PREFERRED STOCK
                                       (Cost $116,023)                                                          $   137,945
                                                                                                                -----------
                                       COMMON STOCKS - 0.0%
                                       Materials - 0.0%
                                       Forest Products - 0.0%
     3,450                             Ainsworth Lumber Co., Ltd.*                                              $     3,563
                                                                                                                -----------
                                       Total Materials                                                          $     3,563
                                                                                                                -----------
                                       Transportation - 0.0%
                                       Airlines - 0.0%
     1,208                             Delta Air Lines, Inc.*                                                   $     6,994
                                                                                                                -----------
                                       Total Transportation                                                     $     6,994
                                                                                                                -----------
                                       TOTAL COMMON STOCKS
                                       (Cost $52,215)                                                           $    10,557
                                                                                                                -----------
 Principal
Amount ($)
                                       ASSET BACKED SECURITIES - 3.0%
                                       Banks - 2.0%
                                       Diversified Banks - 0.1%
    30,098  0.66         AAA/Aaa       Wells Fargo Home Equity Trust, Floating Rate Note, 11/25/35              $    26,725
                                                                                                                -----------
                                       Thrifts & Mortgage Finance - 1.9%
    37,960  1.07         AA+/Aa1       ACE 2004-HE4 M1, Floating Rate Note, 12/25/34                            $    19,598
   100,000  0.62         AAA/Baa3      Carrington Mortgage Services LLC, Floating Rate Note, 10/25/36                62,460
    36,559  0.46         AAA/Ba2       CMLTI 2006-WFH2 A2A, Floating Rate Note, 8/25/36                              23,414
    60,000  1.03         AA+/Aa1       Countrywide Asset Backed Certificates, Floating Rate Note, 11/25/35           47,943
    33,447  0.49         AAA/Ba2       Countrywide Asset Backed Certificates, Floating Rate Note, 7/25/36            22,378
    75,381  0.73         AA+/Aa1       Countrywide Asset Backed Certificates, Floating Rate Note, 8/25/35            70,129
    47,880               AAA/Aaa       FBR Securitization Trust, 2.76188%, 9/25/35                                   41,363
    14,084  0.50         AAA/B1        FFML 2006-FF4 A2, Floating Rate Note, 3/25/36                                  9,026
    17,000  0.97         AA+/NR        First Franklin Mortgage Loan Asset Backed Certificates, Floating Rate
                                       Note, 3/25/35                                                                 10,351
     4,348  0.85         AAA/Aaa       First Franklin Mortgage Loan Asset Backed Certificates, Floating Rate
                                       Note, 9/24/34                                                                  3,372
    12,870  0.42         AAA/A2        Fremont Home Loan Trust, Floating Rate Note, 2/25/36                          11,907
    15,381  0.57         AAA/Aa2       GSAMP Trust, Floating Rate Note, 11/25/35                                     14,113
    24,118  0.74         A/A2          GSAMP Trust, Floating Rate Note, 3/25/35                                      22,398

   The accompanying notes are an integral part of these financial statements.  7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/09 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

 Principal    Floating   S&P/Moody's
Amount ($)    Rate (d)   Ratings                                                                                          Value
                                       Thrifts & Mortgage Finance - (continued)
    59,103    0.66       CCC/Caa2      Lehman XS Trust, Floating Rate Note, 12/25/35                                $    14,849
    33,064    0.37       AAA/A2        Morgan Stanley ABS Capital I, Floating Rate Note, 12/25/36                        29,448
    20,940               AAA/Aa2       Morgan Stanley Capital Trust, 0.57125%, 8/25/36                                   19,045
    11,669               AA+/Aa2       Morgan Stanley Capital, Inc., 0.88375%, 3/25/35                                   11,381
     8,859    0.40       AAA/Aa2       Option One Mortgage Trust, Floating Rate Note, 5/25/37                             8,023
    29,312    0.56       AAA/Aa2       SASC 2007-BC4 A3, Floating Rate Note, 11/25/37                                    24,669
                                                                                                                    -----------
                                                                                                                    $   465,867
                                                                                                                    -----------
                                       Total Banks                                                                  $   492,592
                                                                                                                    -----------
                                       Diversified Financials - 1.0%
                                       Consumer Finance - 0.1%
    33,000    0.96       AA+/Aa1       RASC 2005-KS7 M1, Floating Rate Note, 8/25/35                                $    26,249
                                                                                                                    -----------
                                       Diversified Financial Services - 0.1%
    21,087    0.59       AAA/Aa1       Home Equity Asset Trust, Floating Rate Note, 12/25/35                        $    14,997
                                                                                                                    -----------
                                       Investment Banking & Brokerage - 0.0%
    40,000    0.68       AAA/Caa3      MLMI 2006-AR1 A2C, Floating Rate Note, 3/25/37                               $    12,628
                                                                                                                    -----------
                                       Specialized Finance - 0.8%
   100,000    2.79       A/Baa3        Aegis Asset Backed Securities, Floating Rate Note, 1/25/34                   $    49,944
   118,000               BB/Aaa        Dominos Pizza Master Issuer LLC, 7.629%, 4/25/37                                  64,900
    99,000               BB/Ba3        Dunkin Brands Master Finance LLC, 8.28%, 6/20/31 (144A)                           82,498
                                                                                                                    -----------
                                                                                                                    $   197,342
                                                                                                                    -----------
                                       Total Diversified Financials                                                 $   251,216
                                                                                                                    -----------
                                       TOTAL ASSET BACKED SECURITIES
                                       (Cost $939,689)                                                              $   743,808
                                                                                                                    -----------
                                       COLLATERALIZED MORTGAGE OBLIGATIONS - 3.4%
                                       Banks - 2.5%
                                       Thrifts & Mortgage Finance - 2.5%
    85,566               AAA/Caa1      Chase Mortgage Finance Corp., 5.5%, 5/25/37                                  $    68,158
    35,095               BBB/Ba2       Countrywide Alternative Loan Trust, 3.53688%, 10/25/35                            15,089
    23,801    0.66       A/Baa3        Countrywide Alternative Loan Trust, Floating Rate Note, 9/25/35                   10,828
     1,744    5.05       AAA/Aaa       Countrywide Home Loans, Floating Rate Note, 9/25/33                                1,571
    34,842    0.68       B/Ca          DSLA 2005-AR6 2A1C, Floating Rate Note 10/19/45                                   11,593
    15,565    0.70       AAA/Aa2       Global Tower Partners Acquisition, Floating Rate Note, 10/25/44                    8,758
    73,102    0.71       NR/Aaa        IMPAC CMB Trust, Floating Rate Note, 11/25/35                                     49,596
    11,040    0.95       AAA/Aa2       IMPAC CMB Trust, Floating Rate Note, 9/25/34                                       5,226
    90,763               AAA/Aaa       JPMorgan Mortgage Trust, 6.0%, 8/25/34                                            81,218
    56,851    0.57       B/Ca          Luminent Mortgage Trust Floating Rate Note, 7/25/36                                7,936
    27,515               AAA/Aaa       MASTR Asset Securitization Trust, 5.5%, 11/25/33                                  24,885
    36,000               NR/Ba2        SBA CMBS Trust, 6.904%, 11/15/36                                                  31,680
    19,295    0.62       AAA/Baa1      Structured Asset Mortgage Investments, Inc., Floating Rate Note, 9/25/45           8,730
   121,000               BB/Ba2        T SRA R 2006-1 F, 7.5296%, 10/15/36 (144A)                                        85,910
    49,016               AAA/Aaa       WAMU Mortgage Pass-Through Certificate, 4.5%, 8/25/18                             47,290
    67,921    0.54       AAA/Aa1       WAMU Mortgage Pass-Through Certificate, Floating Rate Note, 4/25/45               34,789
    70,130               AAA/NR        Wells Fargo Mortgage Backed Securities, 5.0%, 11/25/20                            66,952
    59,542               NR/Baa3       Wells Fargo Mortgage Backed Securities, 5.0%, 3/25/21                             53,867
                                                                                                                    -----------
                                                                                                                    $   614,076
                                                                                                                    -----------
                                       Total Banks                                                                  $   614,076
                                                                                                                    -----------

8  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal    Floating   S&P/Moody's
Amount ($)    Rate (d)   Ratings                                                                            Value
                                       Diversified Financials - 0.9%
                                       Diversified Financial Services - 0.9%
    33,000               BBB/Baa2      American Tower Trust, 5.9568%, 4/15/37                         $    28,875
    22,000               A/A1          Chase Commercial Mortgage Securities Corp., 8.14%, 4/15/32          21,163
    40,569    0.66       AAA/Aaa       Impac Securities Assets Corp., Floating Rate Note, 5/25/36          27,550
    53,993               A/NR          JPMorgan Alternative Loan Trust, 6.0%, 3/25/36                      39,146
   110,633               AAA/AAA       Master Alternative Loans Trust, 6.0%, 7/25/34                       93,468
    35,000               NR/Ba2        Tower 2004-2A F, 6.376%, 12/15/14                                   34,650
                                                                                                      -----------
                                                                                                      $   244,852
                                                                                                      -----------
                                       Specialized Finance - 0.0%
     3,620    0.91       AAA/Baa1      INDX 2004-AR1 2A, Floating Rate Note, 4/25/34                  $     2,394
                                                                                                      -----------
                                       Total Diversified Financials                                   $   247,246
                                                                                                      -----------
                                       TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                       (Cost $1,027,211)                                              $   861,322
                                                                                                      -----------
                                       CORPORATE BONDS - 46.2%
                                       Energy - 8.9%
                                       Coal & Consumable Fuels - 0.6%
   166,000               BB-/B2        Massey Energy Co., 6.875%, 12/15/13                            $   151,890
                                                                                                      -----------
                                       Oil & Gas Drilling - 0.8%
    78,478               NR/NR         DDI Holdings AS, 9.3%, 1/19/12 (144A)                          $    53,365
    19,923               NR/NR         DDI Holdings AS, 9.3%, 4/23/12 (144A)                               14,743
   124,000               BBB+/Baa2     Transocean Sedco, 1.5%, 12/15/37                                   113,615
    33,000               BBB+/Baa2     Transocean Sedco, 1.625%, 12/15/37                                  31,185
                                                                                                      -----------
                                                                                                      $   212,908
                                                                                                      -----------
                                       Oil & Gas Equipment & Services - 0.8%
    65,000               BB-/B1        Complete Production Services, Inc., 8.0%, 12/15/16             $    55,575
   119,000               B/B2          Oceanografia SA de CV, 11.25%, 7/15/15                              64,260
    66,000               BBB+/Baa1     Weatherford International, Ltd., 9.625%, 3/1/19                     77,643
                                                                                                      -----------
                                                                                                      $   197,478
                                                                                                      -----------
                                       Oil & Gas Exploration & Production - 3.6%
   315,000               B/B2          Berry Petroleum Co., 10.25%, 6/1/14                            $   318,150
    48,000               BBB/Baa2      Canadian Natural Resource, Ltd., 5.9%, 2/1/18                       49,029
    17,000               BB/B1         Denbury Resources, Inc., 9.75%, 3/1/16                              17,468
    75,106               BBB+/NR       Gazprom International SA, 7.201%, 2/1/20 (144A)                     70,599
    27,038               BBB+/NR       Gazprom International SA, 7.201%, 2/1/20                            25,416
    56,000               CCC+/Caa1     Harvest Operations Corp., 7.875%, 10/15/11                          47,040
    55,000               BB-/B3        Hilcorp Energy Co., 7.75%, 11/1/15 (144A)                           46,475
    71,000               B/Caa2        Parallel Petroleum Corp., 10.25%, 8/1/14                            51,120
    31,000               B/B3          PetroHawk Energy Corp., 9.125%, 7/15/13                             30,845
    78,000               B-/B3         Quicksilver Resources, Inc., 7.125%, 4/1/16                         60,840
    23,000               B-/B3         Sandridge Energy, Inc., 8.0%, 6/1/18                                19,665
    91,000               B-/B3         Sandridge Energy, Inc., 8.625, 4/1/15                               81,673
    50,000               B-/B3         Sandridge Energy, Inc., Floating Rate Note, 4/1/14                  39,277
    35,000               BBB/Baa2      Talisman Energy, Inc., 7.75%, 6/1/19                                38,773
                                                                                                      -----------
                                                                                                      $   896,370
                                                                                                      -----------

   The accompanying notes are an integral part of these financial statements.  9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/09 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

    Principal      Floating   S&P/Moody's
   Amount ($)      Rate (d)   Ratings                                                                                  Value
                                            Oil & Gas Refining & Marketing - 0.6%
       66,000                 BBB/Baa1      Spectra Energy Capital LLC, 6.2%, 4/15/18                            $    64,815
       70,000                 BBB/Baa2      Valero Energy Corp., 9.375%, 3/15/19                                      79,731
                                                                                                                 -----------
                                                                                                                 $   144,546
                                                                                                                 -----------
                                            Oil & Gas Storage & Transportation - 2.5%
       35,000                 BBB/Baa2      Buckeye Partners LP, 6.05%, 1/15/18                                  $    31,804
       10,000                 B+/B1         Copano Energy LLC, 8.125%, 3/1/16                                          9,400
       73,000                 BBB/Baa2      DCP Midstream LLC, 9.75%, 3/15/19                                         81,376
       56,000      8.38       BB/Ba1        Enterprise Products Partners LP, Floating Rate Note, 8/1/66               45,080
       91,000                 BBB/Baa2      Kinder Morgan Energy Partners LP, 5.95%, 2/15/18                          89,078
       71,000                 BBB-/Baa3     NGPL Pipeco LLC, 6.514%, 12/15/12 (144A)                                  74,421
       83,000                 BBB-/Baa3     Plains All America Pipeline LP, 6.125%, 1/15/17                           80,032
       99,000                 BBB+/A3       Questar Pipeline Co., 5.83%, 2/1/18                                      102,764
      101,000                 BB/Ba1        Southern Union Co., 7.2%, 11/1/66                                         68,680
       33,000                 A-/A3         Trans-Canada Pipelines, Ltd., 7.125%, 1/15/09                             37,245
                                                                                                                 -----------
                                                                                                                 $   619,880
                                                                                                                 -----------
                                            Total Energy                                                         $ 2,223,072
                                                                                                                 -----------
                                            Materials - 3.5%
                                            Aluminum - 0.2%
       68,000                 D/C           Asia Aluminum Holdings, Ltd., 8.0%, 12/23/11 (144A)                  $     9,605
       27,754      6.83       D/Caa2        Noranda Aluminum Acquisition Corp., Floating Rate Note, 5/15/15           15,299
       46,000                 B/B3          Novelis, Inc., 7.25%, 2/15/15                                             34,960
                                                                                                                 -----------
                                                                                                                 $    59,864
                                                                                                                 -----------
                                            Commodity Chemicals - 0.2%
      139,000                 D/C           Georgia Gulf Corp., 9.5%, 10/15/14                                   $    41,700
                                                                                                                 -----------
                                            Construction Materials - 0.1%
       40,000                 CCC+/B3       U.S. Concrete, Inc., 8.375%, 4/1/14                                  $    26,200
                                                                                                                 -----------
                                            Diversified Chemical - 0.1%
EURO   25,000                 CC/Ca         Ineos Group Holdings Plc, 7.875%, 2/15/16 (144A)                     $    10,882
                                                                                                                 -----------
                                            Diversified Metals & Mining - 0.9%
       76,000      5.88       BBB-/Ba2      Freeport-McMoran Copper & Gold, Inc., Floating Rate Note, 4/1/15     $    71,140
       66,000                 BBB/Baa1      Rio Tinto Finance Plc, 8.95%, 5/1/14                                      73,342
       80,000                 BB+/Ba3       Teck Resources, Ltd., 10.25%, 5/15/16                                     83,800
                                                                                                                 -----------
                                                                                                                 $   228,282
                                                                                                                 -----------
                                            Fertilizers & Agricultural Chemicals - 0.4%
      108,000                 BBB/Baa2      Agrium, Inc., 6.75%, 1/15/19                                         $   106,724
                                                                                                                 -----------
                                            Forest Products - 0.0%
       13,121                 B-/Caa3       Ainsworth Lumber Co., Ltd., 11.0%, 7/29/15 (144A) (b)                $     5,773
                                                                                                                 -----------
                                            Paper Packaging - 0.8%
      137,000                 CCC+/Caa1     Graham Packaging Co., 8.5%, 10/15/12                                 $   132,205
       68,000                 B-/B3         Graphic Packaging Co., 9.5%, 8/15/13                                      64,940
                                                                                                                 -----------
                                                                                                                 $   197,145
                                                                                                                 -----------
                                            Specialty Chemicals - 0.1%
       17,000                 D/C           Arco Chemical Co., 9.8%, 2/1/20                                      $     5,355
       25,000                 BBB-/Baa3     Cytec Industries, Inc., 8.95%, 7/1/17                                     25,250
                                                                                                                 -----------
                                                                                                                 $    30,605
                                                                                                                 -----------

10  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal    Floating   S&P/Moody's
Amount ($)    Rate (d)   Ratings                                                                         Value
                                       Steel - 0.7%
    70,000               BBB-/Baa3     Allegheny Technologies, Inc., 9.375%, 6/1/19                $    74,179
    75,000               BBB/Baa3      ArcelorMittal, 6.125%, 6/1/18                                    65,625
    30,000               BBB/Baa2      Commercial Metals Co., 7.35%, 8/15/18                            27,309
                                                                                                   -----------
                                                                                                   $   167,113
                                                                                                   -----------
                                       Total Materials                                             $   874,288
                                                                                                   -----------
                                       Capital Goods - 4.7%
                                       Aerospace & Defense - 0.9%
    83,000               B-/B3         Aeroflex, Inc., 11.75%, 2/15/15                             $    62,250
    75,000               BB+/Ba3       BE Aerospace, Inc., 8.5%, 7/1/18                                 70,688
    30,000               BB/Ba3        DigitalGlobeM, Inc., 10.5%, 5/1/14                               31,050
    68,000               B+/B1         Esterline Technologies Corp., 7.75%, 6/15/13                     65,960
                                                                                                   -----------
                                                                                                   $   229,948
                                                                                                   -----------
                                       Construction & Engineering - 0.2%
    53,000               BB-/Ba3       Dycom Industries, Inc., 8.125%, 10/15/15                    $    44,520
                                                                                                   -----------
                                       Construction & Farm Machinery & Heavy Trucks - 0.7%
    61,000               BB-/B3        American Railcar Industries, Inc., 7.5%, 3/1/14             $    53,223
    43,000               CCC+/Caa3     Commercial Vehicle Group, Inc., 8.0%, 7/1/13                     24,510
    22,000               BBB/Baa3      Cummins, Inc., 6.75%, 2/15/27                                    17,245
    89,000               CCC/Caa1      Greenbrier Co., Inc., 8.375%, 5/15/15                            49,840
    22,000               B-/Caa1       Titan Wheel International, Inc., 8.0%, 1/15/12                   19,910
                                                                                                   -----------
                                                                                                   $   164,728
                                                                                                   -----------
                                       Electrical Component & Equipment - 0.7%
   103,000               BB+/Ba2       Anixter International Corp., 5.95%, 3/1/15                  $    84,975
    56,000               B/B3          Baldor Electric Co., 8.625%, 2/15/17                             51,800
    70,000               B+/Ba2        Belden CDT, Inc., 7.0%, 3/15/17                                  61,950
                                                                                                   -----------
                                                                                                   $   198,725
                                                                                                   -----------
                                       Industrial Conglomerates - 0.4%
    75,000               B+/B2         Kansas City Southern, 8.0%, 6/1/15                          $    70,125
    48,000               CCC+/Caa2     Park-Ohio Industries, Inc., 8.375%, 11/15/14                     23,520
    13,000               BBB+/Baa1     Tyco International Group SA, 8.5%, 1/15/19                       14,414
                                                                                                   -----------
                                                                                                   $   108,059
                                                                                                   -----------
                                       Industrial Machinery - 0.9%
    50,000               BB/B1         Gardner Denver, Inc., 8.0%, 5/1/13 (144A)                   $    47,500
    63,000               B-/NA         Industrias Metalurgicas Pescarmona SA, 11.25%, 10/22/14          38,430
    50,000               BBB+/Baa1     Ingersoll-Rand Global Holdings, Ltd., 9.5%, 4/15/14              54,754
    99,000               CCC+/Caa1     Mueller Water Products, Inc., 7.375%, 6/1/17                     73,013
                                                                                                   -----------
                                                                                                   $   213,697
                                                                                                   -----------
                                       Trading Companies & Distributors - 0.9%
   124,000               BBB+/Baa1     GATX Financial Corp., 6.0%, 2/15/18                         $   105,549
   136,000               BBB-/Baa2     Glencore Funding LLC, 6.0%, 4/15/14 (144A)                      112,324
                                                                                                   -----------
                                                                                                   $   217,873
                                                                                                   -----------
                                       Total Capital Goods                                         $ 1,177,550
                                                                                                   -----------
                                       Commercial Services & Supplies - 0.3%
                                       Commercial Printing - 0.3%
   109,000               B/B2          Sheridan Acquisition Corp., 10.25%, 8/15/11                 $    65,400
                                                                                                   -----------

  The accompanying notes are an integral part of these financial statements.  11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/09 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

    Principal  Floating        S&P/Moody's
   Amount ($)  Rate (d)        Ratings                                                                             Value
                                             Environmental & Facilities Services - 0.0%
       31,000                  D/WR          Aleris International, Inc., 9.0%, 12/15/14                      $       349
        5,000                  BB/B1         Clean Harbors, Inc., 11.25%, 7/15/12 (144A)                           4,994
                                                                                                             -----------
                                                                                                             $     5,343
                                                                                                             -----------
                                             Total Commercial Services & Supplies                            $    70,743
                                                                                                             -----------
                                             Transportation - 0.6%
                                             Air Freight & Couriers - 0.2%
EURO   70,000                  CC/Caa2       Ceva Group Plc, 8.5%, 12/1/14 (144A)                            $    39,316
                                                                                                             -----------
                                             Airlines - 0.1%
       35,911                  B+/WR         Delta Airlines, Inc., 7.779%, 1/2/12                            $    33,038
                                                                                                             -----------
                                             Railroads - 0.3%
       46,000                  BBB/Baa1      Burlington Sante Fe Corp., 5.75%, 3/15/18                       $    47,069
       22,000                  BBB/Baa2      Union Pacific Corp., 7.875%, 1/15/19                                 25,183
                                                                                                             -----------
                                                                                                             $    72,252
                                                                                                             -----------
                                             Total Transportation                                            $   144,606
                                                                                                             -----------
                                             Automobiles & Components - 0.8%
                                             Auto Parts & Equipment - 0.8%
       51,000                  CCC+/Caa2     Allison Transmission, Inc., 11.0%, 11/1/15 (144A) (b)           $    40,290
       51,000                  D/Ca          Cooper Standard Automotive, Inc., 7.0%, 12/15/12                      9,945
      123,000                  D/C           Lear Corp., 8.75%, 12/1/16                                           32,288
       63,000                  CCC/Caa2      Tenneco Automotive, Inc., 8.625%, 11/15/14                           45,360
      101,000                  CCC+/Caa2     TRW Automotive, Inc., 7.25%, 3/15/17                                 69,690
                                                                                                             -----------
                                                                                                             $   197,573
                                                                                                             -----------
                                             Total Automobiles & Components                                  $   197,573
                                                                                                             -----------
                                             Consumer Durables & Apparel - 1.1%
                                             Homebuilding - 0.4%
      105,000                  B+/B1         Meritage Homes Corp., 6.25%, 3/15/15                            $    82,425
       30,000                  BB-/Ba3       Urbi Desarrollos Urbanos SA de CV, 8.5%, 4/19/16 (144A)              25,725
                                                                                                             -----------
                                                                                                             $   108,150
                                                                                                             -----------
                                             Household Appliances - 0.4%
       93,000                  BBB-/Baa3     Whirlpool Corp., 5.5%, 3/1/13                                   $    88,314
                                                                                                             -----------
                                             Housewares & Specialties - 0.3%
       33,000                  B-/B3         Yankee Acquisition Corp., 8.5%, 2/15/15                         $    27,803
       66,000                  CCC+/Caa1     Yankee Acquisition Corp., 9.75%, 2/15/17                             51,480
                                                                                                             -----------
                                                                                                             $    79,283
                                                                                                             -----------
                                             Total Consumer Durables & Apparel                               $   275,747
                                                                                                             -----------
                                             Consumer Services - 1.5%
                                             Casinos & Gaming - 1.1%
EURO  103,000                  B+/B2         Codere Finance SA, 8.25%, 6/15/15 (144A)                        $    88,946
       25,000                  B/B3          Firekeepers Development Authority, 13.875%, 5/1/15 (144A)            23,063
EURO  108,000    8.25          BB/Ba3        Lottomatica S.p.A., Floating Rate Note, 3/31/66 (144A)              121,319
       35,000                  B+/B3         Manshantucket Pequot Tribe, 8.5%, 11/15/15 (144A)                    17,500
       25,000                  BB-/Ba3       Scientific Games International, Inc., 9.25%, 6/15/19 (144A)          25,000
       55,000                  D/C           Station Casinos, Inc., 6.625%, 3/15/18                                1,100
                                                                                                             -----------
                                                                                                             $   276,928
                                                                                                             -----------

12  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal    Floating   S&P/Moody's
Amount ($)    Rate (d)   Ratings                                                                               Value
                                       Education Services - 0.4%
    55,000               AAA/Aaa       Leland Stanford Junior University, 4.75%, 5/1/19                  $    55,426
    53,000               AAA/Aaa       President & Fellows of Harvard, 3.7%, 4/1/13                           53,793
                                                                                                         -----------
                                                                                                         $   109,219
                                                                                                         -----------
                                       Total Consumer Services                                           $   386,147
                                                                                                         -----------
                                       Media - 1.7%
                                       Broadcasting - 1.5%
    46,000               B/B1          Hughes Network System LLC, 9.5%, 4/15/14                          $    44,850
   103,000               B/B2          Kabel Deutschland GMBH, 10.625%, 7/1/14                               106,219
   149,000               BB-/B3        Intelsat Subsidiary Holding Co., 8.5%, 1/15/13                        143,040
    25,000               B-/Caa1       Telesat Canada, 12.5%, 11/1/17                                         24,625
   113,000               CCC/Caa2      Univision Communications, Inc., 9.75%, 3/15/15 (144A) PIK (b)          65,823
                                                                                                         -----------
                                                                                                         $   384,557
                                                                                                         -----------
                                       Cable & Satellite - 0.2%
    17,000               BBB/Baa2      Time Warner Cable, Inc., 8.25%, 4/1/19                            $    19,288
    12,000               BBB/Baa2      Time Warner Cable, Inc., 8.75%, 2/14/19                                13,979
                                                                                                         -----------
                                                                                                         $    33,267
                                                                                                         -----------
                                       Total Media                                                       $   417,824
                                                                                                         -----------
                                       Retailing - 0.6%
                                       Apparel Retail - 0.2%
    46,000               B/B3          Brown Shoe Co., Inc., 8.75%, 5/1/12                               $    41,860
                                                                                                         -----------
                                       Internet Retail - 0.4%
   118,000               BB-/Ba3       Ticketmaster Entertainment, Inc., 10.75%, 7/28/16                 $   105,020
                                                                                                         -----------
                                       Total Retailing                                                   $   146,880
                                                                                                         -----------
                                       Food, Beverage & Tobacco - 2.0%
                                       Brewers - 1.0%
    71,000               BBB+/Baa2     Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19 (144A)       $    77,650
    68,000               B+/Ba3        Cerveceria Nacio, 8.0%, 3/27/14 (144A)                                 63,580
    26,000               BBB/Baa1      Cia Brasileira de Bebida, 10.5%, 12/15/11                              29,900
    73,000               BBB/Baa1      Cia Brasileira de Bebida, 8.75%, 9/15/13                               83,220
                                                                                                         -----------
                                                                                                         $   254,350
                                                                                                         -----------
                                       Distillers & Vintners - 0.4%
    96,000               BB-/Ba3       Constellation Brands, Inc., 8.375%, 12/15/14                      $    96,240
                                                                                                         -----------
                                       Tobacco - 0.6%
    23,000               B+/B2         Alliance One, 11.0%, 5/15/12                                      $    24,035
   115,000               B+/B2         Alliance One International, Inc., 10.0%, 7/15/16                      108,963
    10,000               B+/B2         Alliance One International, Inc., 8.5%, 5/15/12                         9,875
                                                                                                         -----------
                                                                                                         $   142,873
                                                                                                         -----------
                                       Total Food, Beverage & Tobacco                                    $   493,463
                                                                                                         -----------
                                       Household & Personal Products - 0.2%
                                       Household Products - 0.2%
    43,000               CCC+/Caa1     Central Garden & Pet Co., 9.125%, 2/1/13                          $    41,119
                                                                                                         -----------
                                       Total Household & Personal Products                               $    41,119
                                                                                                         -----------

  The accompanying notes are an integral part of these financial statements.  13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/09 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

Principal        Floating   S&P/Moody's
Amount ($)       Rate (d)   Ratings                                                                  Value
                                          Health Care Equipment & Services - 1.4%
                                          Health Care Facilities - 0.6%
      127,277               BB-/B2        HCA, Inc., 9.625%, 11/15/16                          $   126,004
       23,000               BB/Ba3        HCA, Inc., 8.5%, 4/15/19                                  22,540
                                                                                               -----------
                                                                                               $   148,544
                                                                                               -----------
                                          Health Care Services - 0.2%
       55,000               B/B2          Rural/Metro Corp., 9.875%, 3/15/15                   $    48,469
                                                                                               -----------
                                          Health Care Supplies - 0.4%
       96,000               B-/B3         Biomet, Inc., 10.375%, 10/15/17                      $    92,880
                                                                                               -----------
                                          Managed Health Care - 0.2%
       50,000               A-/Baa1       UnitedHealth Group, Inc., 4.875%, 2/15/13            $    50,539
                                                                                               -----------
                                          Total Health Care Equipment & Services               $   340,432
                                                                                               -----------
                                          Pharmaceuticals & Biotechnology - 0.9%
                                          Biotechnology - 0.6%
      123,000               BBB+/Baa3     Biogen Idec, Inc., 6.0%, 3/1/13                      $   125,870
       38,000               B/B3          Warner Chilcott Corp., 8.75%, 2/1/15                      37,810
                                                                                               -----------
                                                                                               $   163,680
                                                                                               -----------
                                          Pharmaceuticals - 0.3%
       30,000               C/C           Angiotech Pharmaceutical, Inc., 7.75%, 4/1/14        $    18,000
       53,000               B/B2          Phibro Animal Health Corp., 10.0%, 8/1/13 (144A)          46,640
                                                                                               -----------
                                                                                               $    64,640
                                                                                               -----------
                                          Total Pharmaceuticals & Biotechnology                $   228,320
                                                                                               -----------
                                          Banks - 2.4%
                                          Diversified Banks - 0.5%
       53,000               NR/Ba1        ATF Bank JSC, 9.25%, 4/12/12 (144A)                  $    43,195
       76,000               AA-/A1        Wachovia Corp., 5.75%, 6/15/17                            74,978
                                                                                               -----------
                                                                                               $   118,173
                                                                                               -----------
                                          Regional Banks - 1.9%
       50,000               BBB+/Baa1     Keycorp, 6.5%, 5/14/13                               $    49,816
       53,000               A+/Aa3        Mellon Funding Corp., 5.5%, 11/15/18                      50,107
       86,000      8.25     BBB/Baa2      PNC Funding Corp., Floating Rate Note, 5/29/49            73,943
      140,000               BBB+/A2       State Street Capital, 8.25%, 3/15/42                     118,264
      175,000               BBB+/A2       U.S. Bancorp, 6.189%, 4/15/49                            118,125
       33,000               A-/Ba3        Wells Fargo Capital, 9.75%, 12/29/49                      31,928
       22,000               BB+/NR        Zions Bancorporation, 5.5%, 11/16/15                      15,836
       33,000               BB+/B3        Zions Bancorporation, 6.0%, 9/15/15                       23,595
                                                                                               -----------
                                                                                               $   481,614
                                                                                               -----------
                                          Thrifts & Mortgage Finance - 0.0%
DKK     4,478      0.00     AAA/Aaa       Realkredit Danmark, 7.0%, 10/1/32                    $       882
                                                                                               -----------
                                          Total Banks                                          $   600,669
                                                                                               -----------
                                          Diversified Financials - 4.5%
                                          Asset Management & Custody Banks - 0.1%
       44,000               BB+/Baa3      Janus Capital Group, Inc., 6.7%, 6/15/17             $    38,424
                                                                                               -----------
                                          Consumer Finance - 1.0%
      118,000               BB+/Baa2      American General Finance, Inc., 6.9%, 12/15/17       $    63,895
       25,000               BBB/Baa1      Capital One Finance Corp., 7.375%, 5/23/14                25,780

14  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal    Floating   S&P/Moody's
Amount ($)    Rate (d)   Ratings                                                                          Value
                                       Consumer Finance - (continued)
    78,000               CCC+/Caa1     Ford Motor Credit Co., 5.7%, 1/15/10                         $    75,282
   106,000      4.00     BBB-/Ba1      SLM Corp., Floating Rate Note, 7/25/14                            79,595
                                                                                                    -----------
                                                                                                    $   244,552
                                                                                                    -----------
                                       Diversified Finance Services - 0.6%
   132,000               BBB+/A2       JPMorgan Chase & Co., 7.9%, 4/29/49                          $   115,513
    40,670               A-/Baa1       PF Export Receivable Master Trust, 6.436%, 6/1/15 (144A)          41,077
                                                                                                    -----------
                                                                                                    $   156,590
                                                                                                    -----------
                                       Investment Banking & Brokerage - 1.5%
   320,000      5.79     BBB/A3        Goldman Sachs Capital, Floating Rate Note, 12/29/49          $   195,023
    73,000               A/A2          Merrill Lynch & Co., 5.45%, 2/5/13                                71,051
   111,000               A/A2          Morgan Stanley Dean Witter, Floating Rate Note, 4/1/18           110,657
                                                                                                    -----------
                                                                                                    $   376,731
                                                                                                    -----------
                                       Specialized Finance - 1.3%
    69,000               BB-/Ba2       CIT Group, Inc., 7.625%, 11/30/12                            $    47,247
   136,888               NR/Baa3       Coso Geothermal Power Holdings LLC, 7.0%, 7/15/26 (144A)         117,535
     7,000               BBB+/Baa2     International Lease Finance Corp., 6.625%, 11/15/13                5,388
    56,000               BBB+/Baa2     International Lease Finance Corp., 6.375%, 3/25/13                42,606
   166,000      7.68     CCC+/B3       NCO Group, Inc., Floating Rate Note, 11/15/13                    107,070
                                                                                                    -----------
                                                                                                    $   319,846
                                                                                                    -----------
                                       Total Diversified Financials                                 $ 1,136,143
                                                                                                    -----------
                                       Insurance - 2.2%
                                       Insurance Brokers - 0.1%
     8,000               CCC+/Caa1     Hub International, Inc., 10.25%, 6/15/15 (144A)              $     5,890
    33,000      6.68     CCC/B3        USI Holdings Corp., Floating Rate Note, 11/15/14                  21,450
                                                                                                    -----------
                                                                                                    $    27,340
                                                                                                    -----------
                                       Life & Health Insurance - 0.5%
    40,000               A-/Baa2       Lincoln National Corp., 8.75%, 7/1/19                        $    40,339
    70,000               A/Baa2        Prudential Financial, Inc., 5.15%, 1/15/13                        67,931
    10,000               A/Baa2        Prudential Financial, Inc., 6.2%, 1/15/15                          9,776
                                                                                                    -----------
                                                                                                    $   118,046
                                                                                                    -----------
                                       Multi-Line Insurance - 0.5%
   123,000               BB/Baa3       Liberty Mutual Group, 7.0%, 3/15/37 (144A)                   $    74,895
    26,000               BBB-/Baa2     Liberty Mutual Group, 7.3%, 6/15/14 (144A)                        21,777
    22,000     10.75     BB/Baa3       Liberty Mutual Group, Floating Rate Note, 6/15/58 (144A)          15,840
                                                                                                    -----------
                                                                                                    $   112,512
                                                                                                    -----------
                                       Property & Casualty Insurance - 0.6%
   129,000               BBB-/Baa3     Hanover Insurance Group, Inc., 7.625%, 10/15/25              $   108,360
    94,000               B-/NR         Kingsway America, Inc., 7.5%, 2/1/14                              46,060
                                                                                                    -----------
                                                                                                    $   154,420
                                                                                                    -----------
                                       Reinsurance - 0.5%
    88,000     14.00     BB/Caa3       MBIA Insurance Corp., Floating Rate Note, 1/15/33 (144A)     $    33,440
   121,000               BBB+/NR       Platinum Underwriters HD, 7.5%, 6/1/17                           103,245
                                                                                                    -----------
                                                                                                    $   136,685
                                                                                                    -----------
                                       Total Insurance                                              $   549,003
                                                                                                    -----------

  The accompanying notes are an integral part of these financial statements.  15

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/09 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

 Principal    Floating   S&P/Moody's
Amount ($)    Rate (d)   Ratings                                                                              Value
                                       Real Estate - 1.4%
                                       Diversified Real Estate Activities - 0.4%
    99,000               A-/A2         WEA Finance LLC, 7.125%, 4/15/18                                 $    91,885
                                                                                                        -----------
                                       Real Estate Operating Companies - 0.3%
    15,004      8.82     B-/NR         Alto Palermo SA, Floating Rate Note, 6/11/12 (144A)              $     7,202
   124,000               B+/B1         Forest City Enterprises, Inc., 7.625%, 6/1/15                         78,120
                                                                                                        -----------
                                                                                                        $    85,322
                                                                                                        -----------
                                       Retail Real Estate Investment Trusts - 0.5%
   123,000               AA+/Aa2       Trustreet Properties, Inc., 7.5%, 4/1/15                         $   126,306
                                                                                                        -----------
                                       Specialized Real Estate Investment Trusts - 0.2%
    30,000               BBB-/Baa2     Health Care Real Estate Investment Trust, Inc., 6.2%, 6/1/16     $    25,994
    30,000               BBB-/Ba1      Ventas Realty Capital Corp., 7.125%, 6/1/15 (144A)                    28,950
                                                                                                        -----------
                                                                                                        $    54,944
                                                                                                        -----------
                                       Total Real Estate                                                $   358,457
                                                                                                        -----------
                                       Software & Services - 1.1%
                                       Data Processing & Outsourced Services - 0.4%
   157,000               B-/Caa1       First Data Corp., 9.875%, 9/24/15 (144A)                         $   111,470
                                                                                                        -----------
                                       Internet Software & Services - 0.3%
    75,000               B-/B2         Terremark Worldwide, Inc., 12.0%, 6/15/17                        $    72,000
                                                                                                        -----------
                                       IT Consulting & Other Services - 0.4%
   108,000               B-/Caa1       SunGard Data Systems, Inc., 10.25%, 8/15/15 (b)                  $    99,765
                                                                                                        -----------
                                       Total Software & Services                                        $   283,235
                                                                                                        -----------
                                       Technology Hardware & Equipment - 0.4%
                                       Computer Storage & Peripherals - 0.1%
    31,000               BB+/Ba1       Seagate Technology International, 10.0%, 5/1/14                  $    31,969
                                                                                                        -----------
                                       Electronic Manufacturing Services - 0.3%
    60,000               BB-/Ba2       Flextronics International, Ltd., 6.5%, 5/15/13                   $    57,750
                                                                                                        -----------
                                       Total Technology Hardware & Equipment                            $    89,719
                                                                                                        -----------
                                       Semiconductors - 0.3%
                                       Semiconductor Equipment - 0.3%
    76,000               BBB/Baa1      Klac Instruments Corp., 6.9%, 5/1/18                             $    68,330
                                                                                                        -----------
                                       Total Semiconductors                                             $    68,330
                                                                                                        -----------
                                       Telecommunication Services - 3.1%
                                       Alternative Carriers - 0.3%
   100,000               B/B1          PAETEC Holding Corp., 8.875%, 6/30/17                            $    94,000
                                                                                                        -----------
                                       Integrated Telecommunication Services - 2.1%
    58,000               BBB-/Baa3     Embarq Corp., 7.082%, 6/1/16                                     $    56,642
    43,000               BB/Ba2        Frontier Communications Corp., 8.25%, 5/1/14                          40,850
    99,000               B-/B2         GC Impsat Holdings I Plc, 9.872%, 2/15/17 (144A)                      85,140
    65,000               B/B3          GCI, Inc., 7.25%, 2/15/14                                             59,313
    68,000               B+/B1         Mastec, Inc., 7.625%, 2/1/17                                          58,905
    93,000               CCC+/Caa1     PAETEC Holding Corp., 9.5%, 7/15/15                                   80,678
    60,000               A-/A1         Qtel International FIN, Ltd., 6.5%, 6/10/14                           60,984
    75,000               BB/Ba3        Windstream Corp., 8.625%, 8/1/16                                      71,813
                                                                                                        -----------
                                                                                                        $   514,325
                                                                                                        -----------

16  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal    Floating   S&P/Moody's
Amount ($)    Rate (d)   Ratings                                                                                     Value
                                       Wireless Telecommunication Services - 0.7%
   119,000               NR/B1         Digicel, Ltd., 9.25%, 9/1/12 (144A)                                     $   115,430
    55,000               B/B3          Metropcs Wireless, Inc., 9.25%, 11/1/14                                      54,450
                                                                                                               -----------
                                                                                                               $   169,880
                                                                                                               -----------
                                       Total Telecommunication Services                                        $   778,205
                                                                                                               -----------
                                       Utilities - 2.6%
                                       Electric Utilities - 1.1%
    81,000               NR/Caa3       Caiua Serv Electricidad SA, 11.125%, 4/2/49 (144A)                      $    42,930
    33,000               BBB+/Baa2     Center Point Energy Houston Electric LLC, 7.0%, 3/1/14                       35,660
    50,000               BBB+/Baa2     New York State Gas & Electric Corp., 6.15%, 12/15/17 (144A)                  48,650
    25,000               BB+/Baa3      Public Service Company of New Mexico, 7.95%, 5/15/18                         24,271
   103,000               CCC/Caa1      TXU Energy Co., 10.25%, 11/1/15 (b)                                          64,118
    83,000               BBB+/Baa2     West Penn Power Co., 5.95%, 12/15/17                                         74,001
                                                                                                               -----------
                                                                                                               $   289,630
                                                                                                               -----------
                                       Gas Utilities - 0.4%
    31,000               B+/B1         Inergy LP, 8.25%, 3/1/16                                                $    29,528
    86,000               B-/B2         Transport De Gas Del Sur SA, 7.875%, 5/14/17 (144A)                          62,780
                                                                                                               -----------
                                                                                                               $    92,308
                                                                                                               -----------
                                       Independent Power Producer & Energy Traders - 0.6%
   109,000               BB-/Ba3       Intergen NV, 9.0%, 6/30/17                                              $   103,278
    46,903               NR/Ba1        Juniper Generation LLC, 6.79%, 12/31/14 (144A)                               42,550
                                                                                                               -----------
                                                                                                               $   145,828
                                                                                                               -----------
                                       Multi-Utilities - 0.5%
   105,978               NR/NR         Ormat Funding Corp., 8.25%, 12/30/20                                    $    84,253
    33,000               BB-/Ba2       Public Service Company of New Mexico, 9.25%, 5/15/15                         30,566
                                                                                                               -----------
                                                                                                               $   114,819
                                                                                                               -----------
                                       Total Utilities                                                         $   642,585
                                                                                                               -----------
                                       TOTAL CORPORATE BONDS
                                       (Cost $12,650,337)                                                      $11,524,110
                                                                                                               -----------
                                       U.S. GOVERNMENT AGENCY OBLIGATIONS - 25.2%
   903,235               AAA/Aaa       Federal Home Loan Mortgage Corp., 4.5%, 4/1/20 - 6/1/39                 $   908,762
   490,409               AAA/Aaa       Federal Home Loan Mortgage Corp., 5.0%, 12/1/21 - 4/1/39                    500,911
     8,387               AAA/Aaa       Federal Home Loan Mortgage Corp., 5.5%, 10/1/16                               8,840
    41,869               AAA/Aaa       Federal Home Loan Mortgage Corp., 6.0%, 6/1/17 - 1/1/33                      44,197
    65,613               AAA/Aaa       Federal National Mortgage Association, 4.0%, 7/1/18                          67,096
   144,149               AAA/Aaa       Federal National Mortgage Association, 4.5%, 5/1/20 - 3/1/35                147,537
   604,908               AAA/Aaa       Federal National Mortgage Association, 5.0%, 2/1/20 - 6/1/22                628,605
    91,286               AAA/Aaa       Federal National Mortgage Association, 5.5%, 3/1/18 - 5/1/34                 95,343
   213,185               AAA/Aaa       Federal National Mortgage Association, 6.0%, 12/1/31 - 7/1/37               223,146
     2,527               AAA/Aaa       Federal National Mortgage Association, 6.5%, 7/1/31 - 2/1/32                  2,716
       272               AAA/Aaa       Federal National Mortgage Association, 7.0%, 9/1/29                             299
   196,804               AAA/Aaa       Government National Mortgage Association, 4.5%, 9/15/33 - 4/15/35           197,716
    19,143               AAA/Aaa       Government National Mortgage Association, 5.0%, 4/15/35                      19,606
   389,732               AAA/Aaa       Government National Mortgage Association, 5.5%, 10/15/19 - 11/15/35         405,657
   159,046               AAA/Aaa       Government National Mortgage Association, 6.0%, 5/15/17 - 8/15/34           167,419
    21,200               AAA/Aaa       Government National Mortgage Association, 6.5%, 3/15/29 - 11/15/32           22,841
       319               AAA/Aaa       Government National Mortgage Association, 7.0%, 3/15/31                         349
     2,680               AAA/Aaa       Government National Mortgage Association, 7.5%, 5/15/23                       2,912

  The accompanying notes are an integral part of these financial statements.  17

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/09 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

        Principal    Floating   S&P/Moody's
       Amount ($)    Rate (d)   Ratings                                                                                    Value
                                              U.S. GOVERNMENT AGENCY OBLIGATIONS - (continued)
              567               AAA/Aaa       Government National Mortgage Association I, 7.0%, 3/15/31              $       619
           25,312               AAA/Aaa       Government National Mortgage Association II, 5.5%, 3/20/34                  26,122
           45,798               AAA/Aaa       Government National Mortgage Association II, 6.0%, 11/20/33                 47,725
          200,000               AAA/Aaa       U.S. Treasury Bonds, 2.375%, 3/31/16                                       190,578
          500,000               AAA/Aaa       U.S. Treasury Bonds, 3.25%, 5/31/16                                        502,188
          595,000               AAA/Aaa       U.S. Treasury Bonds, 3.75% 11/15/18 (b)                                    605,276
          261,000               AAA/Aaa       U.S. Treasury Bonds, 4.375%, 2/15/38                                       263,569
          171,000               AAA/Aaa       U.S. Treasury Bonds, 4.5%, 5/15/38                                         176,531
           21,000               AAA/Aaa       U.S. Treasury Bonds, 5.0%, 5/15/37                                          23,369
           43,000               AAA/Aaa       U.S. Treasury Bonds, 6.25%, 8/15/23                                         52,379
           71,000               AAA/Aaa       U.S. Treasury Bonds, 8.75%, 5/15/17                                         97,226
          101,015               AAA/Aaa       U.S. Treasury Inflation Notes, 0.5%, 4/15/13                                99,815
            2,115               AAA/Aaa       U.S. Treasury Inflation Notes, 2.375%, 1/15/17                               2,206
          123,066               AAA/Aaa       U.S. Treasury Inflation Protected Security, 2.125%, 1/15/19                127,104
          660,000               AAA/Aaa       U.S. Treasury Notes, 3.125%, 5/15/19                                       638,345
                                                                                                                     -----------
                                                                                                                     $ 6,297,004
                                                                                                                     -----------
                                              TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                                              (Cost $6,208,352)                                                      $ 6,297,004
                                                                                                                     -----------
                                              FOREIGN GOVERNMENT BONDS - 5.7%
ITL    65,000,000               BBB-/Baa3     Banco Nac De Desen Econo, 8.0%, 4/28/10                                $    48,554
           60,000               AAA/Aaa       Canadian Government, 4.25%, 6/1/18                                          55,726
EURO      268,000               AAA/Aaa       Government of France, 3.75%, 4/25/17                                       384,904
SEK     1,140,000               AAA/Aaa       Government of Sweden, 5.25%, 3/15/11                                       158,070
SEK       980,000               AAA/Aaa       Government of Sweden, 5.5%, 10/8/12                                        140,751
JPY    26,574,995               AA/Aa2        Japan Government, 1.1%, 12/10/16                                           243,494
NOK       315,000               AAA/Aaa       Norwegian Government, 5.0%, 5/15/15                                         52,516
NOK       437,000               AAA/Aaa       Norwegian Government, 6.0%, 5/16/11                                         72,982
AUD       176,000               AA/Aa1        Ontario Province, 5.5%, 4/23/13                                            138,310
AUD        69,000               AA+/Aa1       Queensland Treasury, 6.0%, 8/14/13                                          56,633
           49,976               BBB-/Ba1      Republic of Columbia, 9.75%, 4/9/11                                         53,474
           17,000               BBB-/Ba1      Republic of Peru, 7.125%, 3/30/19                                           18,148
                                                                                                                     -----------
                                                                                                                     $ 1,423,562
                                                                                                                     -----------
                                              TOTAL FOREIGN GOVERNMENT BONDS
                                              (Cost $1,317,653)                                                      $ 1,423,562
                                                                                                                     -----------
                                              MUNICIPAL BONDS - 1.3%
                                              Municipal Airport - 0.2%
           58,000               B/B3          New Jersey Economic Development Authority Special Facility Revenue,
                                              7.0%, 11/15/30                                                         $    46,403
           17,000               B/B3          New Jersey Economic Development Authority, 6.25%, 9/15/29                   12,680
          100,000               NR/NR         Wayne Charter Escrow, 12/1/15                                                    -
                                                                                                                     -----------
                                                                                                                     $    59,083
                                                                                                                     -----------
                                              Municipal General - 0.3%
           66,000               AA-/A1        Wisconsin State General, 5.75%, 5/1/33                                 $    68,402
                                                                                                                     -----------

18  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal    Floating   S&P/Moody's
Amount ($)    Rate (d)   Ratings                                                                                   Value
                                       Municipal Higher Education - 0.8%
    98,000               AAA/Aa3       California State University Revenue, 5.0%, 11/1/39                    $    92,593
    99,000               AAA/Aaa       Connecticut State Health & Education, 5.0%, 7/1/42                        100,754
                                                                                                             -----------
                                                                                                             $   193,347
                                                                                                             -----------
                                       TOTAL MUNICIPAL BONDS
                                       (Cost $314,915)                                                       $   320,832
                                                                                                             -----------
                                       SENIOR FLOATING RATE LOAN INTERESTS - 7.2%**
                                       Energy - 0.6%
                                       Integrated Oil & Gas - 0.6%
   158,800      8.00     B+/Ba3        Hudson Products Holdings, Inc., Term Loan, 8/24/15                    $   144,508
                                                                                                             -----------
                                       Total Energy                                                          $   144,508
                                                                                                             -----------
                                       Materials - 0.4%
                                       Steel - 0.4%
   196,000      5.50     B/B3          Niagara Corp., Term Loan, 6/29/14                                     $   109,270
                                                                                                             -----------
                                       Total Materials                                                       $   109,270
                                                                                                             -----------
                                       Capital Goods - 0.4%
                                       Construction & Engineering - 0.4%
    33,219      8.00     NR/NR         Custom Building Products, Inc., 1st Lien Term Loan, 10/20/11          $    29,897
    69,691      2.92     BB+/Ba1       URS Corp., Tranche B Term Loan, 5/15/13                                    68,820
                                                                                                             -----------
                                                                                                             $    98,717
                                                                                                             -----------
                                       Total Capital Goods                                                   $    98,717
                                                                                                             -----------
                                       Transportation - 0.2%
                                       Air Freight & Couriers - 0.2%
    16,988      3.60     B/Ba2         TNT Logistics, Additional Pre-Funded Term Loan, 11/4/13               $    11,665
    45,003      3.31     NR/Ba2        TNT Logistics, U.S. Term Loan, 11/4/13                                     31,577
                                                                                                             -----------
                                                                                                             $    43,242
                                                                                                             -----------
                                       Total Transportation                                                  $    43,242
                                                                                                             -----------
                                       Automobiles & Components - 0.8%
                                       Tires & Rubber - 0.8%
   230,000      2.07     BB/Ba1        Goodyear Tire & Rubber Co., 2nd Lien Term Loan, 4/30/14               $   196,034
                                                                                                             -----------
                                       Total Automobiles & Components                                        $   196,034
                                                                                                             -----------
                                       Consumer Durables & Apparel - 0.7%
                                       Homebuilding - 0.2%
   242,094      8.25     B+/B2         LandSource Communities Development LLC, Roll-up Facility Loan,
                                       7/31/09 PIK                                                           $    38,735
                                                                                                             -----------
                                       Housewares & Specialties - 0.5%
   121,750      3.10     BB-/Ba2       Jarden Corp., Term B3 Loan, 1/24/12                                   $   117,869
                                                                                                             -----------
                                       Total Consumer Durables & Apparel                                     $   156,604
                                                                                                             -----------
                                       Consumer Services - 0.9%
                                       Casinos & Gaming - 0.9%
    58,188      3.71     BB-/Ba3       Gateway Casinos & Entertainment, Inc., Delayed Draw Term Loan,
                                       9/30/14                                                               $    36,852
   287,292      3.71     BB-/Ba3       Gateway Casinos & Entertainment, Inc., Term Advance Loan, 9/30/14         181,951
                                                                                                             -----------
                                                                                                             $   218,803
                                                                                                             -----------
                                       Total Consumer Services                                               $   218,803
                                                                                                             -----------

  The accompanying notes are an integral part of these financial statements.  19

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/09 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

 Principal    Floating   S&P/Moody's
Amount ($)    Rate (d)   Ratings                                                                                        Value
                                       Media - 0.4%
                                       Cable & Satellite - 0.4%
    98,750        9.25   B+/B1         Charter Communications, Inc., Incremental Term Loan, 3/6/14                $    97,330
                                                                                                                  -----------
                                       Total Media                                                                $    97,330
                                                                                                                  -----------
                                       Health Care Equipment & Services - 0.4%
                                       Health Care Facilities - 0.4%
   113,982        2.90   BB-/Ba3       CHS/Community Health Systems, Inc., Funded Term Loan, 7/25/14              $   102,882
     5,815        2.56   BB-/Ba3       CHS/Community Health Systems, Inc., Delayed Draw Term
                                       Loan, 7/25/14                                                                    5,249
                                                                                                                  -----------
                                                                                                                  $   108,131
                                                                                                                  -----------
                                       Total Health Care Equipment & Services                                     $   108,131
                                                                                                                  -----------
                                       Technology Hardware & Equipment - 1.7%
                                       Electronic Components - 1.1%
    76,758        3.38   BB-/Ba1       Flextronics Semiconductor, Inc., A-1-A Delayed Draw Term Loan, 10/1/14     $    63,654
   267,117        3.04   BB-/Ba1       Flextronics Semiconductor, Inc., A Closing Date Loan, 10/1/14                  221,516
                                                                                                                  -----------
                                                                                                                  $   285,170
                                                                                                                  -----------
                                       Electronic Equipment & Instruments - 0.6%
    86,420        4.79   BB/Ba2        Huawei-3Com Co., Ltd., Tranche B Term Loan, 9/28/12                        $    72,160
    77,000        6.75   BB+/Ba3       L-1 Identity Solutions, Inc., Term Loan, 8/15/13                                76,808
                                                                                                                  -----------
                                                                                                                  $   148,968
                                                                                                                  -----------
                                       Total Technology Hardware & Equipment                                      $   434,138
                                                                                                                  -----------
                                       Semiconductors - 0.5%
                                       Semiconductor Equipment - 0.5%
    96,829        2.07   BB/NR         Freescale Semiconductor, Inc., Term Loan, 11/29/13                         $    71,314
    69,464       12.50   BB/NR         Freescale Semiconductor, Inc., New Term Loan, 12/15/14                          61,302
                                                                                                                  -----------
                                                                                                                  $   132,616
                                                                                                                  -----------
                                       Total Semiconductors                                                       $   132,616
                                                                                                                  -----------
                                       Utilities - 0.2%
                                       Independent Power Producer & Energy Traders - 0.2%
    42,175        2.02   BB+/Ba1       NRG Energy, Inc., Term Loan, 2/1/13                                        $    39,784
    22,649        0.50   BB+/Ba1       NRG Energy, Inc., Credit-Linked Term Loan, 2/1/13                               21,365
                                                                                                                  -----------
                                                                                                                  $    61,149
                                                                                                                  -----------
                                       Total Utilities                                                            $    61,149
                                                                                                                  -----------
                                       TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                       (Cost $2,493,835)                                                          $ 1,800,542
                                                                                                                  -----------
                                       TEMPORARY CASH INVESTMENTS - 1.5%
                                       Securities Lending Collateral - 1.5% (c)
                                       Certificates of Deposit:
     8,480                             Abbey National Plc, 1.27%, 8/13/09                                         $     8,480
    12,720                             Royal Bank of Canada NY, 1.19%, 8/7/09                                          12,720
    15,264                             Svenska Bank NY, 1.48%, 7/8/09                                                  15,264
    16,943                             Cafco, 0.40%, 10/1/09                                                           16,943
    11,863                             Ciesco, 0.40%, 9/1/09                                                           11,863
    12,719                             Fasco, 0.25%, 7/10/09                                                           12,719
    16,949                             Kithaw, 0.40%, 9/21/09                                                          16,949
    16,956                             Merrill Lynch, 0.61%, 8/14/09                                                   16,956
    16,960                             CBA, 1.35%, 7/16/09                                                             16,960

20  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal    Floating   S&P/Moody's
Amount ($)    Rate (d)   Ratings                                                                 Value
                                       Securities Lending Collateral - (continued)
    16,960                             Societe Generale, 1.06%, 9/4/09                     $    16,960
    16,960                             U.S. Bank NA, 0.76%, 8/24/09                             16,960
                                                                                           -----------
                                                                                           $   162,774
                                                                                           -----------
                                       Commercial Paper:
    16,960                             Monumental Global Funding, Ltd., 1.28%, 8/17/09          16,960
     8,480                             CME Group, Inc., 1.21%, 8/6/09                            8,480
    12,725                             GE, 0.47%, 9/18/09                                       12,725
     3,423                             GE, 0.79%, 10/26/09                                       3,423
    16,655                             American Honda Finance Corp., 1.27%, 7/14/09             16,655
    16,960                             HSBC Bank, Inc., 1.31%, 8/14/09                          16,960
     4,240                             IBM, 0.88%, 9/25/09                                       4,240
    15,264                             New York Life Global, 0.75%, 9/4/09                      15,264
                                                                                           -----------
                                                                                           $    94,707
                                                                                           -----------
                                       Tri-party Repurchase Agreements:
    47,489                             Deutsche Bank, 0.08%, 7/1/09                        $    47,489
    56,545                             Barclays Capital Markets, 0.01%, 7/1/09                  56,545
                                                                                           -----------
                                                                                           $   104,034
                                                                                           -----------
    Shares
                                       Money Market Mutual Fund:
    16,960                             JPMorgan U.S. Government Money Market Fund          $    16,960
                                                                                           -----------
                                       Total Securities Lending Collateral                 $   378,475
                                                                                           -----------
                                       TOTAL TEMPORARY CASH INVESTMENTS
                                       (Cost $378,475)                                     $   378,475
                                                                                           -----------
                                       TOTAL INVESTMENT IN SECURITIES - 98.1%
                                       (Cost $26,365,592)(a)                               $24,496,929
                                                                                           -----------
                                       OTHER ASSETS AND LIABILITIES - 1.9%                 $   478,370
                                                                                           -----------
                                       TOTAL NET ASSETS - 100.0%                           $24,975,299
                                                                                           ===========

*      Non-income producing security.
NR     Not rated by either S&P or Moody's.
PIK    Represents a pay in kind security.
(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2009, the value of these securities amounted to $2,106,217 or 8.4% of total net assets.
** Senior floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.
(a) At June 30, 2009, the net unrealized loss on investments based on cost for federal income tax purposes of $26,372,252 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an excess of value over tax cost    $    948,092
       Aggregate gross unrealized loss for all investments in which there is an excess of tax cost over value      (2,823,415)
                                                                                                                 ------------
       Net unrealized loss                                                                                       $ (1,875,323)
                                                                                                                 ============

(b)    At June 30, 2009, the following securities were out on loan:

        Principal
       Amount ($)     Description                                                      Value
           12,000     Ainsworth Lumber Co. Ltd., 11.0%, 7/29/15 (144A)               $  5,280
           50,000     Allison Transmission, Inc., 11.0%, 11/1/15 (144A)                39,500
          100,000     Sungard Data Systems, Inc., 10.25%, 8/15/15                      92,400
          100,000     TXU Energy Co., 10.25%, 11/1/15                                  62,300
          111,000     Univision Communications, Inc., 9.75%, 3/15/15 (144A) PIK        64,713
          100,000     U.S. Treasury Bonds, 3.75% 11/15/18                             101,700
                                                                                     --------
                      Total                                                          $365,893
                                                                                     ========

  The accompanying notes are an integral part of these financial statements.  21

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/09 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

(c)    Securities lending collateral is managed by Credit Suisse, New York
       Branch.

(d) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

       Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2009 were as follows:

                                                 Purchases           Sales
       Long-term U.S. Government Securities     $ 4,618,206       $ 16,129,757
       Other Long-term Securities               $ 8,352,904       $ 36,395,968

NOTE:  Principal amounts are denominated in U.S. Dollars unless otherwise denoted:
AUD    Australian Dollar
DKK    Danish Kroner
EURO   Euro
ITL    Italian Lira
JPY    Japanese Yen
NOK    Norwegian Krone
SEK    Swedish Krone

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of June 30, 2009, in valuing the Portfolio's assets:

                                          Level 1        Level 2       Level 3        Total
-----------------------------------------------------------------------------------------------
Asset Backed Securities                  $     --      $   743,808       $--       $   743,808
Collateralized Mortgage Obligations            --          861,322        --           861,322
Common Stocks                              10,557               --        --            10,557
Convertible Corporate Bonds                    --          998,772        --           998,772
Corporate Bonds                                --       11,524,110        --        11,524,110
Convertible Preferred Stocks              137,945               --        --           137,945
Foreign Government Bonds                       --        1,423,562        --         1,423,562
Municipal Bonds                                --          320,832        --           320,832
Senior Floating Rate Loan Interests            --        1,800,542        --         1,800,542
Temporary Cash Investments                 16,960          361,515        --           378,475
U.S. Government Agency Obligations             --        6,297,004        --         6,297,004
                                         --------      -----------       ---       -----------
Total                                    $165,462      $24,331,467       $--       $24,496,929
                                         ========      ===========       ===       ===========
Other Financial Instruments*             $     --      $     2,046       $--       $     2,046
                                         ========      ===========       ===       ===========

*    Other financial instruments include foreign exchange contracts.

22  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                  Six Months
                                                    Ended
                                                   6/30/09      Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
Class I                                          (unaudited)     12/31/08     12/31/07     12/31/06     12/31/05     12/31/04
Net asset value, beginning of period               $ 8.91        $  10.83     $ 10.80      $ 10.76      $ 11.26      $ 11.01
                                                   ------        --------     -------      -------      -------      -------
Increase from investment operations:
 Net investment income                             $ 0.33        $   0.68     $  0.58      $  0.55      $  0.61      $  0.60
 Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions                                       0.90           (1.86)      0.09          0.12        (0.31)        0.47
                                                   ------        --------     -------      -------      -------      -------
  Net increase (decrease) from investment
    operations                                     $ 1.23        $  (1.18)    $  0.67      $  0.67      $  0.30      $  1.07
Distributions to shareholders:
 Net investment income                              (0.45)          (0.72)      (0.58)       (0.58)       (0.64)       (0.66)
 Net realized gain                                  (0.52)          (0.02)      (0.06)       (0.05)       (0.16)       (0.16)
                                                   ------        --------     -------      -------      -------      -------
  Net increase (decrease) in net asset value       $ 0.26        $  (1.92)    $  0.03      $  0.04      $ (0.50)     $  0.25
                                                   ------        --------     -------      -------     --------      -------
Net asset value, end of period                     $ 9.17        $   8.91     $ 10.83      $ 10.80      $ 10.76      $ 11.26
                                                   ======        ========     =======      =======     ========      =======
Total return*                                       14.28%         (11.57)%      6.43%        6.48%        2.74%       10.25%
Ratio of net expenses to average net assets+         1.29%**         0.89%       0.84%        0.83%        0.89%        1.03%
Ratio of net investment income to average
 net assets+                                         7.32%**         6.49%       5.26%        5.13%        5.57%        5.52%
Portfolio turnover rate                                53%**           66%         64%          44%          46%          53%
Net assets, end of period (in thousands)          $14,164        $ 12,822     $17,665      $18,989      $20,662      $20,814
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for
 fees paid indirectly:
 Net expenses                                        1.29%**         0.89%       0.84%        0.83%        0.89%        1.03%
 Net investment income                               7.32%**         6.49%       5.26%        5.13%        5.57%        5.52%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, and sales charges.

  The accompanying notes are an integral part of these financial statements.  23

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                  Six Months
                                                    Ended
                                                   6/30/09      Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
Class II                                         (unaudited)     12/31/08     12/31/07     12/31/06     12/31/05     12/31/04
Net asset value, beginning of period               $ 8.92        $  10.83     $ 10.80      $ 10.76      $ 11.26      $ 11.01
                                                   ------        --------     -------      -------      -------      -------
Increase from investment operations:
 Net investment income                             $ 0.91        $   0.64     $  0.53      $  0.51      $  0.55      $  0.55
 Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions                                       0.31           (1.84)       0.12         0.14        (0.28)        0.49
                                                   ------        --------     -------      -------      -------      -------
  Net increase (decrease) from investment
    operations                                     $ 1.22        $  (1.20)    $  0.65      $  0.65      $  0.27      $  1.04
Distributions to shareholders:
 Net investment income                              (0.44)          (0.69)      (0.56)       (0.56)       (0.61)       (0.63)
 Net realized gain                                  (0.52)          (0.02)      (0.06)       (0.05)       (0.16)       (0.16)
                                                   ------        --------     -------      -------      -------      -------
  Net increase (decrease) in net asset value       $ 0.26        $  (1.91)    $  0.03      $  0.04      $ (0.50)     $  0.25
                                                   ------        --------     -------      -------      -------      -------
Net asset value, end of period                     $ 9.18        $   8.92     $ 10.83      $ 10.80      $ 10.76      $ 11.26
                                                   ======        ========     =======      =======      =======      =======
Total return*                                       14.17%         (11.69)%      6.17%        6.24%        2.49%        9.95%
Ratio of net expenses to average net assets+         1.26%**         1.14%       1.08%        1.07%        1.14%        1.29%
Ratio of net investment income to average
 net assets+                                         7.10%**         6.27%       5.03%        4.88%        5.30%        5.49%
Portfolio turnover rate                                53%**           66%         64%          44%          46%          53%
Net assets, end of period (in thousands)          $10,812        $ 48,988     $59,543      $48,052      $40,045      $25,027
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for
 fees paid indirectly:
 Net expenses                                        1.26%**         1.14%       1.08%        1.07%        1.14%        1.29%
 Net investment income                               7.10%**         6.27%       5.03%        4.88%        5.30%        5.49%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.

+     Ratios with no reduction for fees paid indirectly.
Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, and sales charges.

24  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/09 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (including securities loaned of $365,893) (cost $26,365,592)      $ 24,496,929
 Cash                                                                                            216,548
 Foreign currencies, at value (cost $390,602)                                                    388,680
 Receivables --
  Investment securities sold                                                                     154,833
  Portfolio shares sold                                                                           31,191
  Dividends, interest and foreign taxes withheld                                                 320,535
  Forward foreign currency portfolio hedge contracts, open-net                                     2,046
 Other                                                                                               709
                                                                                            ------------
   Total assets                                                                             $ 25,611,471
                                                                                            ------------
LIABILITIES:
 Payables --
  Investment securities purchased                                                           $    208,363
  Portfolio shares repurchased                                                                       534
  Upon return of securities loaned                                                               378,475
 Due to affiliates                                                                                   952
 Accrued expenses                                                                                 47,848
                                                                                            ------------
   Total liabilities                                                                        $    636,172
                                                                                            ------------
NET ASSETS:
 Paid-in capital                                                                            $ 34,985,353
 Undistributed net investment income                                                             825,760
 Accumulated net realized loss on investments and foreign currency transactions               (8,967,944)
 Net unrealized loss on investments                                                           (1,868,663)
 Net unrealized gain on forward foreign currency contracts and other assets and
  liabilities denominated in foreign currencies                                                      793
                                                                                            ------------
   Total net assets                                                                         $ 24,975,299
                                                                                            ------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $14,163,524/1,544,153 shares)                                            $       9.17
                                                                                            ------------
 Class II (based on $10,811,775/1,177,895 shares)                                           $       9.18
                                                                                            ------------

  The accompanying notes are an integral part of these financial statements.  25

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/09

INVESTMENT INCOME:
 Dividends                                                                               $     11,963
 Interest (net of foreign taxes withheld of $865)                                           2,046,987
 Income from securities loaned, net                                                             9,105
                                                                                         ------------
   Total investment income                                                                                  $  2,068,055
                                                                                                            ------------
EXPENSES:
 Management fees                                                                         $    159,938
 Transfer agent fees and expenses
  Class I                                                                                         911
  Class II                                                                                        911
 Distribution fees (Class II)                                                                  45,417
 Administrative reimbursements                                                                  8,207
 Custodian fees                                                                                11,483
 Professional fees                                                                             29,223
 Printing expense                                                                              11,144
 Fees and expenses of nonaffiliated trustees                                                    3,814
 Miscellaneous                                                                                 39,213
                                                                                         ------------
  Total expenses                                                                                            $    310,261
                                                                                                            ------------
    Net investment income                                                                                   $  1,757,794
                                                                                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY TRANSACTIONS AND REDEMPTIONS IN KIND:
 Net realized gain (loss) on:
  Investments                                                                            $ (1,053,290)
  Redemption in kind                                                                       (7,984,207)
  Redemption in kind denominated in foreign currencies                                       (120,072)
  Forward foreign currency contracts and other assets and liabilities denominated in
   foreign currencies                                                                         189,719       $ (8,967,850)
                                                                                         ------------       ------------
 Change in net unrealized gain on:
  Investments                                                                            $ 12,796,756
  Forward foreign currency contracts and other assets and liabilities denominated in
   foreign currencies                                                                          (2,770)      $ 12,793,986
                                                                                         ------------       ------------
 Net gain on investments and foreign currency transactions                                                  $  3,826,136
                                                                                                            ------------
 Net increase in net assets resulting from operations                                                       $  5,583,930
                                                                                                            ============

26  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/09 and the Year Ended 12/31/08, respectively

                                                                                              Six Months
                                                                                                Ended
                                                                                               6/30/09           Year Ended
                                                                                             (unaudited)          12/31/08
FROM OPERATIONS:
Net investment income                                                                       $   1,757,794      $   4,721,797
Net realized gain (loss) on investments, foreign currency transactions and redemptions
 in kind                                                                                       (8,967,850)         1,981,770
Change in net unrealized gain (loss) on investments and foreign currency transactions          12,793,986        (15,735,401)
                                                                                            -------------      -------------
  Net increase (decrease) in net assets resulting from operations                           $   5,583,930      $  (9,031,834)
                                                                                            -------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.45 and $0.72 per share, respectively)                                         $    (637,642)     $  (1,143,226)
  Class II ($0.44 and $0.69 per share, respectively)                                           (1,456,725)        (3,939,576)
Net realized gain:
  Class I ($0.52 and $0.02 per share, respectively)                                              (752,816)           (25,046)
  Class II ($0.52 and $0.02 per share, respectively)                                             (552,111)           (88,896)
                                                                                            -------------      -------------
    Total distributions to shareowners                                                      $  (3,399,294)     $  (5,196,744)
                                                                                            -------------      -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                            $   9,635,561      $  23,423,199
Reinvestment of distributions                                                                   3,390,047          5,196,839
Cost of shares repurchased                                                                     (7,800,847)       (29,789,099)
Redemptions in kind                                                                           (44,244,264)                --
                                                                                            -------------      -------------
  Net decrease in net assets resulting from
    Portfolio share transactions                                                            $ (39,019,503)     $  (1,169,061)
                                                                                            -------------      -------------
  Net decrease in net assets                                                                $ (36,834,867)     $ (15,397,639)
NET ASSETS:
Beginning of period                                                                            61,810,166         77,207,805
                                                                                            -------------      -------------
End of period                                                                               $  24,975,299      $  61,810,166
                                                                                            =============      =============
Undistributed net investment income                                                         $     825,760      $     533,449
                                                                                            =============      =============

                                     '09 Shares         '09 Amount
                                     (unaudited)        (unaudited)        '08 Shares        '08 Amount
CLASS I
Shares sold                             184,086       $   1,703,153           203,690      $   2,070,181
Reinvestment of distributions           152,250           1,390,458           114,641          1,168,264
Less shares repurchased                (230,702)         (2,105,540)         (510,910)        (5,037,442)
                                       --------       -------------          --------      -------------
  Net increase (decrease)               105,634       $     988,071          (192,579)     $  (1,798,997)
                                     ==========       =============        ==========      =============
CLASS II
Shares sold                             874,230       $   7,932,433         2,036,958      $  21,353,018
Reinvestment of distributions           220,391           1,999,564           396,075          4,028,575
Less shares repurchased                (626,490)         (5,695,307)       (2,438,095)       (24,751,657)
Redemptions in kind                  (4,783,164)        (44,244,264)                -                  -
                                     ----------       -------------        ----------      -------------
  Net increase (decrease)            (4,315,033)      $ (40,007,574)           (5,062)     $     629,936
                                     ==========       =============        ==========      =============

  The accompanying notes are an integral part of these financial statements.  27

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/09 (UNAUDITED)
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

Pioneer Strategic Income VCT Portfolio (the Portfolio) is one of 13 portfolios comprising Pioneer Variable Contracts Trust (the Trust) a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to produce a high level of current income.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts, or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

When interest rates rise, the prices of fixed income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. The Portfolio's prospectuses contain unaudited information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's risks.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Portfolio may also use fair value methods to value a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security. At June 30, 2009, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Temporary cash investments are valued at cost, which approximates market value.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Discounts and premiums on fixed income securities are accreted and amortized, respectively, on a yield-to-maturity basis and are included in interest income. Dividend and interest income from foreign securities are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses from sales on investments are calculated on the identified cost method for both

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.   Foreign Currency Translation

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts

     The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (See Note 5).

D.   Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

     In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2008, no such taxes were paid.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     The tax character of current year distributions paid will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2008 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2008, were as follows:

-----------------------------------------------
                                       2008
-----------------------------------------------
  Distributions paid from:
  Ordinary income                 $  5,196,744
  Long-term capital gain                     -
                                  ------------
    Total distributions           $  5,196,744
                                  ============
  Distributable Earnings:
  Undistributed ordinary income   $  2,012,134
  Undistributed long-term gain         480,059
  Unrealized depreciation          (14,686,883)
                                  ------------
    Total                         $(12,194,690)
                                  ============
-----------------------------------------------

     The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax basis adjustments on defaulted bonds and the tax treatment of mark-to-market of foreign currency contracts.

E.   Portfolio Shares

     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $107,072 in commissions on the sale of Trust shares for the six months ended June 30, 2009. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

     Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/09 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

     of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. The Portfolio declares as daily dividends substantially all of its respective net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that Class I and Class II shares can bear different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.   Securities Lending

     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary cash investments. Credit Suisse, New York Branch, as the Portfolio's securities lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends and interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio will be required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

G.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be at least equal to or in excess of the value of the repurchase agreement. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $469 in management fees, administrative costs and certain other fees payable to PIM at June 30, 2009.

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $411 in transfer agent fees payable to PIMSS at June 30, 2009.

4.   Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $72 in distribution fees payable to PFD at June 30, 2009.

5.   Forward Foreign Currency Contracts

During the year ended June 30, 2009, the Portfolio had entered into various contracts that obligate the Portfolio to deliver currencies at specified future dates. At the maturity of a contract, the Portfolio must make or take delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Portfolio may close out such contracts by entering into an offsetting hedge contract. The average number of contracts open during the six months ended June 30, 2009 was 50,286,449.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

As of June 30, 2009, outstanding forward portfolio hedge contracts were as follows:

--------------------------------------------------------------------------------------------------
                                                                                          Net
                         Contracts to      In Exchange     Settlement                  Unrealized
Currency                    Deliver            For            Date          Value      Gain (Loss)
--------------------------------------------------------------------------------------------------
EURO (European Dollar)      (300,000)      $(423,575)        7/6/09       $(421,321)      $2,254
JPY (Japanese Yen)       (23,800,000)      $(246,765)        7/8/09       $(246,973)      $ (208)
--------------------------------------------------------------------------------------------------
                                                                                          $2,046
--------------------------------------------------------------------------------------------------

At June 30, 2009, the Portfolio had no outstanding settlement hedges.

6.   Additional Disclosures about Derivative Instruments and Hedging Activities:

Fair values of derivative instruments as of June 30, 2009:

------------------------------------------------------------------------------------------
                                 Asset Derivatives 2009      Liabilities Derivatives 2009
       Derivatives Not        ----------------------------   ----------------------------
   Accounted for as Hedging
      Instruments Under            Balance          Fair          Balance
        Statement 133          Sheet Location      Value      Sheet Location   Fair Value
------------------------------------------------------------------------------------------
 Foreign Exchange Contracts     Receivables*       $2,046         Payables         $-
------------------------------------------------------------------------------------------
 Total                                             $2,046                          $-
------------------------------------------------------------------------------------------

* Foreign Exchange Contracts are shown as a net receivable on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2009 was as follows:

----------------------------------------------------------------------------------------------------------------------
                                                                                                     Change in
  Derivatives Not Accounted                                                                      Unrealized Gain or
        for as Hedging             Location of Gain or (Loss)           Realized Gain or             (Loss) on
      Instruments Under                  On Derivatives              (Loss) on Derivatives     Derivatives Recognized
        Statement 133                 Recognized in Income            Recognized in Income           in Income
----------------------------------------------------------------------------------------------------------------------
 Foreign Exchange Contracts   Net realized gain on forward                  $4,138
                              foreign currency contracts and
                              other assets and liabilities
                              denominated in foreign currencies
 Foreign Exchange Contracts   Change in unrealized gain (loss)                                       $ (16,321)
                              on forward foreign currency
                              contracts and other assets and
                              liabilities denominated in foreign
                              currencies
----------------------------------------------------------------------------------------------------------------------

7.   Subsequent Events

     In preparing these financial statements, the Adviser has evaluated the impact of all subsequent events and transactions for potential recognition or disclosure through August 12, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

[LOGO]PIONEER
      Investments(R)

Pioneer Variable Contracts Trust

Officers                                         Trustees
John F. Cogan, Jr., President                    John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President    David R. Bock
Mark E. Bradley, Treasurer                       Mary K. Bush
Dorothy E. Bourassa, Secretary                   Benjamin M. Friedman
                                                 Margaret B.W. Graham
                                                 Daniel K. Kingsbury
                                                 Thomas J. Perna
                                                 Marguerite A. Piret
                                                 Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

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

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34
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36
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                                                                              37

[Logo]PIONEER
      Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                                   19636-03-0809


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.


N/A

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Variable Contracts Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date August 28, 2009


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date August 28, 2009


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date August 28, 2009

* Print the name and title of each signing officer under his or her signature.